UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02368

Name of Registrant:	Vanguard Fixed Income Securities Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  January 31

Date of reporting period: February 1, 2018—January 31, 2019

Item 1: Reports to Shareholders

Annual Report | January 31, 2019 Vanguard U.S. Government Bond Funds

Vanguard Short-Term Treasury Fund

Vanguard Short-Term Federal Fund

Vanguard Intermediate-Term Treasury Fund

Vanguard GNMA Fund

Vanguard Long-Term Treasury Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	9
Short-Term Treasury Fund	12
Short-Term Federal Fund	30
Intermediate-Term Treasury Fund	50
GNMA Fund	68
Long-Term Treasury Fund	89

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

February 19, 2019

1

Your Fund’s Performance at a Glance

•   For the 12 months ended January 31, 2019, the returns of the funds in this report ranged from 2.05% for Vanguard Long-Term Treasury Fund to 3.20% for Vanguard Intermediate-Term Treasury Fund. (Returns cited are for Investor Shares.) Each fund underperformed its benchmark index.

•   The U.S. Treasury yield curve flattened over the period. Federal Reserve rate hikes drove short-term yields higher, but longer-term yields moved up less or even fell as the outlook for growth and inflation dimmed.

•   In the Treasury funds and Vanguard Short-Term Federal Fund, duration positioning and out-of-benchmark positions in mortgage-backed securities hurt relative performance. In the Treasury funds, security selection and some tactical opportunities added value, while allocations to Treasury inflation-protected securities detracted.

•   Security selection and some out-of-benchmark positions detracted from Vanguard GNMA Fund’s relative performance for the period.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-2.17%	14.14%	10.68%
Russell 2000 Index (Small-caps)	-3.52	14.71	7.26
Russell 3000 Index (Broad U.S. market)	-2.26	14.19	10.41
FTSE All-World ex US Index (International)	-12.52	9.68	3.47

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.25%	1.95%	2.44%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.26	2.15	3.57
FTSE Three-Month U.S. Treasury Bill Index	1.96	1.05	0.63

CPI
Consumer Price Index	1.55%	2.04%	1.48%

2

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund

Growth scares, trade tensions, and monetary tightening made the 12 months ended January 31, 2019, a challenging period for the U.S. bond market. The returns of the four U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from 2.05% for Vanguard Long-Term Treasury Fund to 3.20% for Vanguard Intermediate-Term Treasury Fund. (The returns and yields cited in this report are for Investor Shares.) Each fund underperformed its benchmark index.

The funds’ 30-day SEC yields ranged from 2.39% to 2.84% on January 31, 2019. Each yield was higher year over year; that of the Vanguard Short-Term Federal Fund rose the most, climbing 63 basis points, while that of the Long-Term Treasury Fund rose the least, edging up 16 basis points. (A basis point is one-hundredth of a percentage point.)

Investment environment

Macroeconomic fundamentals were robust throughout much of the 12 months. Business confidence held up, even in the face of trade uncertainties, and consumer spending was supported by solid expansion in the job market.

Unemployment hit an almost 50-year low toward the end of 2018, finishing the funds’ fiscal year at 4.0%. The tax cuts enacted in late 2017 and the approval in March 2018 to increase federal government spending added to optimism about growth, which remained above its long-term potential in 2018. On the inflation front, price increases moved toward the Federal Reserve’s target of 2%.

The Federal Reserve, acknowledging the health of the economy, moved further down the path toward monetary policy normalization. It raised the federal funds target rate four times during the period, bringing it up to a range of 2.25%–2.5%, but signaled it would be patient in making further hikes in light of global economic

Yields of U.S. Treasury Securities

	January 31,	January 31,
Maturity	2018	2019
2 years	2.14%	2.46%
3 years	2.29	2.43
5 years	2.51	2.44
10 years	2.71	2.63
30 years	2.93	3.00

Source: Vanguard.

3

and financial developments and muted inflationary pressures. The Fed also continued shrinking the $4.5 trillion balance sheet it had amassed as part of the stimulus provided in the wake of the 2007–2009 financial crisis.

The direction of monetary policy, along with concerns about trade tensions with China and economic growth in Europe, led to fears of a global economic slowdown toward the end of 2018. As a result, the market began to price in a higher probability of a recession. The adjustment had a disproportionate impact on those parts of the U.S. credit market—among them, highly leveraged corporates—that are more sensitive to cyclical forces.

At the end of January, as the Fed signaled that it might slow the pace of further rate hikes in 2019, credit markets became more optimistic. Spreads slowly began to tighten; liquidity, which had fallen throughout much of the fiscal year, rebounded.

The Treasury yield curve flattened over the 12 months. Fed rate hikes drove the yield of the 2-year Treasury note up 32 basis points, to 2.46%.

Demand for longer-term bonds was supported at times by escalating trade tensions, political uncertainty in Europe, and geopolitical flare-ups. The softening in the outlook for growth and inflation, however, led yields on these securities to end the period a little lower than where they started. The yield of the bellwether 10-year Treasury note finished the period down 8 basis points at 2.63%.

Management of the funds

Overall, we had some success with curve positioning in Treasuries and in identifying some relative value opportunities. Our tactical plays with cash and futures contracts, for example, worked out well.

Each fund has a duration that is shorter than that of its benchmark. (Duration is a measure of a portfolio’s price sensitivity to changes in interest rates.) This positioning detracted from relative performance during the period, especially for the Intermediate-Term Fund.

We added Treasury inflation-protected securities (TIPS) to the funds early on in the fiscal year, when market expectations for medium-term inflation appeared low. The out-of-benchmark allocations ended up hurting relative performance toward the end of 2018, however, as the outlook for growth cooled.

An allocation to mortgage-backed securities also detracted from relative performance.

Agency debt, which was overweighted in the Federal Fund and an out-of-benchmark allocation in the three Treasury Funds, also held back returns.

4

Outlook

We expect U.S. economic growth to slow toward a more sustainable level of around 2% in 2019 as fiscal and monetary policy support fade and the global economy decelerates. An upswing in inflation is unlikely, as neither commodity prices nor wage increases appear likely to stoke inflationary pressures. U.S. core inflation is likely to remain near the Fed’s target of 2% and could weaken a few tenths of a percent by the end of the year as the economy shifts into a lower gear.

The Federal Open Market Committee recently signaled its intention to be more patient going forward in adjusting monetary policy. After raising its target rate almost every quarter over the past two years and shedding more than $400 billion in Treasuries and mortgage-backed securities from its balance sheet, the central bank may be reaching the end of this interest rate-tightening cycle; given the concerns about global economic and financial developments and muted inflationary pressures, the Fed may hike its target rate just once in 2019.

We are likely to see bouts of volatility related to shifting market expectations regarding inflation and interest rates. Signs of slowing growth, especially relating to the United States and China, could also trigger volatility, as could an intensification of trade disputes, flare-ups in geopolitical tensions, and missteps by central banks.

Whatever the markets may bring, our experienced team of portfolio managers, credit analysts, and traders will continue to seek out opportunities to add to the funds’ performance.

John Hollyer, CFA, Principal and Global Head of Fixed Income Group

Gemma Wright-Casparius, Principal and Portfolio Manager

Brian Quigley, Portfolio Manager

Vanguard Fixed Income Group

February 19, 2019

For the GNMA Fund

For the 12 months ended January 31, 2019, Investor Shares of Vanguard GNMA Fund returned 2.85%, and Admiral Shares returned 2.95%. The fund underperformed its benchmark, the Bloomberg Barclays U.S. GNMA Bond Index, which returned 2.97%.

Investment environment

U.S. fixed income markets largely generated positive total returns during the period, as coupon return helped offset the impact of spread widening across many of the credit sectors. Geopolitical uncertainty remained elevated throughout the period, which was marked by U.S.-China trade tensions, political concerns in Europe (Brexit; the Italian budget plan), and, toward the end of the period, the U.S. government shutdown.

5

Global monetary policy continued along a less accommodative path. The Federal Reserve hiked rates four times over the 12 months. In January, however, they shifted to a dovish policy stance, spurred by the rapid tightening of financial conditions, weaker global growth, and some loss of domestic growth momentum—all of which played out against a backdrop of tame inflation. The European Central Bank concluded its asset purchase program but announced it would continue reinvestments for an extended period after the first rate hike, slated for the second half of 2019. The Bank of England hiked rates once, then kept them on hold as the United Kingdom continued to negotiate terms of its exit from the European Union.

Early in the period, sovereign yields generally moved higher, driven by continued global growth momentum and rising inflation expectations. Toward the end of 2018, however, sovereign yields declined across most markets amid a spike in equity market volatility and increasing concerns about slowing global growth. The prospect of fewer Fed rate hikes in 2019 amid a deteriorating global economic outlook helped pushed down U.S. yields late in the fund’s fiscal year. The yield curve flattened, as short-term yields rose while longer-term yields stayed much the same.

Absolute returns were mostly positive across the securitized and corporate credit sectors. On an excess return basis, most major spread sectors posted negative returns over the period, with greater underperformance seen in lower-rated sectors.

The agency mortgage-backed securities (MBS) market returned 3.00% as measured by the Barclays MBS Fixed Rate Index, underperforming duration-equivalent Treasuries by 31 basis points (as measured by Wellington). Bouts of heightened market volatility across global financial markets— early in the period and then again at the end of 2018—drove credit spreads wider, dragging agency MBS spreads along with them.

Still, agency MBS fared much better than investment-grade corporates in this environment. In January, after the Fed’s dovish shift, the MBS sector recouped some of its losses, although index spreads ended the period seven basis points wider.

Higher-coupon conventionals (FNMA, FHLMC) lagged the most, especially at the end of 2018, when the rally in interest rates sparked prepayment concerns. Higher-coupon GNMAs suffered less, however, aided by slowing prepayment expectations that resulted from GNMA’s efforts to reign in the aggressive refinancing of mortgage loans guaranteed by the Department of Veterans Affairs.

Given their shorter spread durations in a weak environment, 15-year MBS outperformed their 30-year counterparts. GNMAs returned 2.97% as measured by the Bloomberg Barclays U.S. GNMA Bond Index. They underperformed duration-equivalent Treasuries by 31 basis points (as measured by Wellington) and were relatively in line with conventional mortgages.

6

The fund’s successes

On average, the fund had an underweight allocation to GNMAs, instead favoring agency collateralized mortgage obligations (CMOs), Fannie Mae multifamily Delegated Underwriting and Servicing (DUS) bonds, and agency commercial mortgage-backed securities (CMBS). Exposure to agency CMOs helped the fund, as they outperformed both GNMAs and U.S. Treasuries on an excess return basis. The fund’s tactical duration and yield curve positioning also contributed modestly to relative performance.

The fund’s shortfalls

Selection within high-coupon 30-year GNMAs detracted from relative results, as did exposure to Fannie Mae DUS bonds, which underperformed GNMAs and U.S. Treasuries on an excess return basis. An allocation to U.S. Treasury inflation protected securities (TIPS) also detracted from relative performance, particularly later in the period, when inflation expectations fell.

The fund’s positioning

We maintain an underweight to agency MBS pass-throughs, focused on replacing their income with less prepayment sensitive sectors of the agency MBS market. We continue to have a bias toward assets that can generate income and provide more stable cash flows, such as Fannie Mae DUS bonds, agency CMOs, and agency CMBS.

In our view, valuations in MBS are fair to slightly cheap. Mortgages have become more attractive as spreads relative to Treasuries are far less tight than they were in 2017. Current coupon spreads are at levels consistent with more stable, pre-crisis periods, but with lower prepayment risk. Agency MBS should continue to attract interest as a liquid alternative to global sovereigns and higher-quality assets. It is true that a deteriorating global cycle and a more prolonged downturn in animal spirits could weigh on risk assets, including agency MBS; however, even in such a scenario, we would still expect these securities to outperform competing spread sectors.

MBS fundamentals have generally improved, from both an extension and a prepayment risk perspective. Extension risk has diminished with the increase in rates, as mortgage durations are already toward the long end of their historic range and a substantial portion of the market has a below-market rate. And although standardized underwriting and originator concentration adds to prepayment sensitivity on newly originated mortgages, refinancing remains a challenge. As a result, prepayment risk remains much lower than in any pre-crisis period, with peak prepayment speeds on in-the-money loans far below those seen during refinancing booms.

7

From a technical perspective, the Fed’s balance sheet normalization process is expected to bring predictable extra supply to the market. Given the out-of-the-money status of the majority of the MBS market, paydowns should remain below the monthly $20 billion cap. Agency MBS spreads are likely to be supported by growth in the Federal budget deficit as the supply of Treasuries is set to rise relative to agency MBS. We expect that MBS will continue to benefit from lower leverage in the system and a more stable buyer base of long-term investors who do not hedge.

Michael F. Garrett

Senior Managing Director and

Fixed Income Portfolio Manager

Wellington Management Company LLP

February 19, 2019

8

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

9

Six Months Ended January 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2018	1/31/2019	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,018.36	$1.02
Admiral™ Shares	1,000.00	1,018.87	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,019.47	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,033.59	$1.03
Admiral Shares	1,000.00	1,034.11	0.51
GNMA Fund
Investor Shares	$1,000.00	$1,025.77	$1.07
Admiral Shares	1,000.00	1,026.29	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,032.07	$1.02
Admiral Shares	1,000.00	1,032.58	0.51

10

Six Months Ended January 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2018	1/31/2019	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
GNMA Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

11

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Treasury Fund Investor Shares	2.11%	0.77%	1.12%	$11,176
Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index	2.45	1.04	1.43	11,523
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	14,351

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Treasury Fund Admiral Shares	2.21%	0.88%	1.22%	$56,455
Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index	2.45	1.04	1.43	57,613
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	71,754

See Financial Highlights for dividend and capital gains information.

12

Short-Term Treasury Fund

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	1.35%	0.78%	0.96%	0.12%	1.08%
Admiral Shares	2/13/2001	1.45	0.88	1.06	0.12	1.18

13

Short-Term Treasury Fund

Sector Diversification

As of January 31, 2019

Asset-Backed	0.3%
Government Mortgage-Backed	3.2
Treasury/Agency	96.5

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

14

Short-Term Treasury Fund

Financial Statements

Statement of Net Assets

As of January 31, 2019

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (101.5%)
U.S. Government Securities (94.1%)
	United States Treasury Note/Bond	1.000%	8/31/19	50,000	49,563
	United States Treasury Note/Bond	1.250%	8/31/19	150,000	148,899
1	United States Treasury Note/Bond	0.875%	9/15/19	250,000	247,460
	United States Treasury Note/Bond	1.250%	10/31/19	150,000	148,546
	United States Treasury Note/Bond	1.500%	10/31/19	200,000	198,438
	United States Treasury Note/Bond	1.000%	11/15/19	50,000	49,399
	United States Treasury Note/Bond	3.375%	11/15/19	250,000	251,522
	United States Treasury Note/Bond	1.000%	11/30/19	355,000	350,506
	United States Treasury Note/Bond	1.500%	11/30/19	275,000	272,638
	United States Treasury Note/Bond	1.375%	12/15/19	60,000	59,390
	United States Treasury Note/Bond	1.125%	12/31/19	250,000	246,757
	United States Treasury Note/Bond	1.875%	12/31/19	150,000	149,062
	United States Treasury Note/Bond	1.375%	1/15/20	150,000	148,336
	United States Treasury Note/Bond	1.250%	2/29/20	100,000	98,609
	United States Treasury Note/Bond	1.375%	2/29/20	350,000	345,625
	United States Treasury Note/Bond	1.125%	4/30/20	107,000	105,194
	United States Treasury Note/Bond	2.375%	4/30/20	50,000	49,914
	United States Treasury Note/Bond	1.500%	5/15/20	150,000	148,078
	United States Treasury Note/Bond	1.375%	5/31/20	25,000	24,629
	United States Treasury Note/Bond	1.625%	6/30/20	50,000	49,391
	United States Treasury Note/Bond	1.500%	8/15/20	45,000	44,325
	United States Treasury Note/Bond	2.625%	8/15/20	120,000	120,206
	United States Treasury Note/Bond	1.375%	8/31/20	105,000	103,179
	United States Treasury Note/Bond	2.750%	9/30/20	200,000	200,812
	United States Treasury Note/Bond	1.625%	10/15/20	3,200	3,154
	United States Treasury Note/Bond	1.875%	12/15/20	11,150	11,030
	United States Treasury Note/Bond	2.500%	12/31/20	4,000	4,002
	United States Treasury Note/Bond	2.000%	1/15/21	190,000	188,279
	United States Treasury Note/Bond	1.375%	1/31/21	110,000	107,663
2	United States Treasury Note/Bond	2.125%	1/31/21	152,000	150,954
	United States Treasury Note/Bond	2.250%	2/15/21	25,000	24,891
	United States Treasury Note/Bond	3.625%	2/15/21	32,000	32,730
	United States Treasury Note/Bond	1.125%	2/28/21	80,000	77,838
	United States Treasury Note/Bond	2.375%	4/15/21	217,000	216,592
	United States Treasury Note/Bond	1.375%	4/30/21	210,000	205,046
	United States Treasury Note/Bond	2.625%	5/15/21	290,000	290,998
	United States Treasury Note/Bond	1.375%	5/31/21	315,000	307,320
	United States Treasury Note/Bond	2.000%	5/31/21	290,000	286,920

15

Short-Term Treasury Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	1.125%	7/31/21	100,000	96,781
	United States Treasury Note/Bond	2.125%	8/15/21	295,000	292,605
	United States Treasury Note/Bond	2.750%	8/15/21	352,000	354,531
	United States Treasury Note/Bond	2.000%	8/31/21	80,000	79,087
	United States Treasury Note/Bond	2.750%	9/15/21	3,600	3,628
	United States Treasury Note/Bond	1.250%	10/31/21	80,000	77,475
	United States Treasury Note/Bond	1.875%	11/30/21	75,000	73,840
	United States Treasury Note/Bond	1.875%	2/28/22	75,000	73,758
	United States Treasury Note/Bond	1.875%	3/31/22	75,000	73,746
	United States Treasury Note/Bond	1.750%	4/30/22	35,000	34,256
	United States Treasury Note/Bond	1.875%	4/30/22	50,000	49,125
	United States Treasury Note/Bond	1.625%	8/15/22	50,000	48,625
	United States Treasury Note/Bond	1.875%	8/31/22	30,000	29,428
	United States Treasury Note/Bond	1.625%	11/15/22	80,000	77,650
	United States Treasury Note/Bond	2.000%	11/30/22	53,530	52,685
	United States Treasury Note/Bond	2.125%	12/31/22	20,000	19,769
	United States Treasury Note/Bond	1.750%	1/31/23	150,000	146,087
	United States Treasury Note/Bond	2.000%	2/15/23	150,000	147,468
	United States Treasury Note/Bond	1.500%	2/28/23	35,000	33,731
	United States Treasury Note/Bond	1.500%	3/31/23	100,000	96,297
	United States Treasury Note/Bond	1.625%	4/30/23	100,000	96,719
1	United States Treasury Note/Bond	1.750%	5/15/23	100,000	97,188
	United States Treasury Note/Bond	2.750%	7/31/23	8,300	8,409
					7,580,783
Agency Bonds and Notes (4.2%)
3	AID-Tunisia	1.416%	8/5/21	12,800	12,423
4	Federal National Mortgage Assn.	0.000%	2/1/19	9,900	9,899
4	Federal National Mortgage Assn.	0.000%	10/9/19	80,600	79,171
5	Financing Corp.	0.000%	3/7/19	5,475	5,462
5	Financing Corp.	9.700%	4/5/19	9,060	9,176
	Government Trust Certificate	0.000%	10/1/20	12,119	11,564
	Private Export Funding Corp.	1.450%	8/15/19	30,534	30,369
	Private Export Funding Corp.	2.250%	3/15/20	5,800	5,780
	Private Export Funding Corp.	2.300%	9/15/20	7,550	7,516
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	57,200	54,382
	Resolution Funding Corp.	0.000%	7/15/20	27,490	26,444
	Resolution Funding Corp.	0.000%	10/15/20	91,620	87,671
					339,857
Conventional Mortgage-Backed Securities (2.8%)
4,6	Fannie Mae Pool	3.500%	1/1/49	—	—
4,6,7	Fannie Mae Pool	4.000%	10/1/48–3/1/49	181,000	185,147
4,6,7	Fannie Mae Pool	4.500%	2/1/49	—	—
4,6,7	Fannie Mae Pool	5.000%	12/1/48–4/1/49	37,000	38,905
4,6	Freddie Mac Gold Pool	6.000%	10/1/27–4/1/28	68	74
					224,126
Nonconventional Mortgage-Backed Securities (0.4%)
4,6,8	Fannie Mae REMICS 2016-1, 1M USD LIBOR + 0.350%	2.860%	2/25/46	10,005	9,958
4,6,8	Fannie Mae REMICS 2016-6, 1M USD LIBOR + 0.450%	2.960%	2/25/46	6,865	6,906
4,6,8	Fannie Mae REMICS 2016-93, 1M USD LIBOR + 0.350%	2.860%	12/25/46	7,118	7,088

16

Short-Term Treasury Fund

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
4,6,8	Freddie Mac REMICS, 1M USD LIBOR + 0.400%	2.909%	5/15/46	6,755	6,781
4,6,8	Freddie Mac REMICS, 1M USD LIBOR + 0.450%	2.959%	10/15/46	6,649	6,680
37,413
Total U.S. Government and Agency Obligations (Cost $8,162,955)	8,182,179
Asset-Backed/Commercial Mortgage-Backed Securities (0.3%)
6	Small Business Administration Participation Certs 2002-20L	5.100%	12/1/22	610	623
6	Small Business Administration Participation Certs 2004-20F	5.520%	6/1/24	844	878
6	Small Business Administration Participation Certs 2004-20G	5.190%	7/1/24	385	399
6	Small Business Administration Participation Certs 2005-20J	5.090%	10/1/25	1,196	1,236
6	Small Business Administration Participation Certs 2006-20D	5.640%	4/1/26	1,555	1,618
6	Small Business Administration Participation Certs 2006-20L	5.120%	12/1/26	2,433	2,531
6	Small Business Administration Participation Certs 2007-20D	5.320%	4/1/27	1,739	1,802
6	Small Business Administration Participation Certs 2007-20G	5.820%	7/1/27	1,227	1,293
6	Small Business Administration Participation Certs 2007-20I	5.560%	9/1/27	7,016	7,425
6	Small Business Administration Participation Certs 2018-20C	5.230%	3/1/27	1,996	2,062
6	Small Business Administration Participation Certs 2018-20E	5.310%	5/1/27	3,785	3,928
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $23,787)	23,795

Shares
Temporary Cash Investment (4.2%)
Money Market Fund (4.2%)
9	Vanguard Market Liquidity Fund (Cost $336,267)	2.572%	3,362,589	336,259

Notional
Expiration	Exercise	Amount
Date	Contracts	Price	($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	137	$119.00	16,303	—
Total Options Purchased (Cost $9)	—
Total Investments (106.0%) (Cost $8,523,018)	8,542,233

17

Short-Term Treasury Fund

Market
Value•
($000)
Other Assets and Liabilities (-6.0%)
Other Assets	1,099,579
Liabilities	(1,585,438)
(485,859)
Net Assets (100%)	8,056,374

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	8,205,974
Affiliated Issuers	336,259
Options Purchased	—
Total Investments in Securities	8,542,233
Investment in Vanguard	418
Receivables for Investment Securities Sold	1,040,411
Receivables for Accrued Income	39,278
Receivables for Capital Shares Issued	13,338
Variation Margin Receivable—Futures Contracts	2,083
Other Assets	4,051
Total Assets	9,641,812
Liabilities
Payables for Investment Securities Purchased	1,571,265
Payables for Capital Shares Redeemed	5,632
Payables for Distributions	3,030
Payables to Vanguard	2,649
Options Written, at Value[10]	674
Variation Margin Payable—Futures Contracts	552
Other Liabilities	1,636
Total Liabilities	1,585,438
Net Assets	8,056,374

18

Short-Term Treasury Fund

At January 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	8,219,380
Total Distributable Earnings (Loss)	(163,006)
Net Assets	8,056,374

Investor Shares—Net Assets
Applicable to 64,077,085 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	671,243
Net Asset Value Per Share—Investor Shares	$10.48

Admiral Shares—Net Assets
Applicable to 704,987,025 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,385,131
Net Asset Value Per Share—Admiral Shares	$10.48

•	See Note A in Notes to Financial Statements.
1	Securities with a value of $291,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $4,435,000 have been segregated as initial margin for open futures contracts.
3	U.S. government-guaranteed.
4

The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

5	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
7	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2019.
8	Adjustable-rate security based upon 1-month USD LIBOR plus spread.
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10	Includes premium received of $628,000.
REMICS—Real Estate Mortgage Investment Conduits.

19

Short-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written

				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	132	$121.00	15,972	(200)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	133	121.50	16,160	(141)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	69	122.00	8,418	(46)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	55	121.50	6,683	(81)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	180	123.00	22,140	(96)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	183	123.50	22,601	(66)
					(630)

Put Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	132	$121.00	15,972	(6)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	133	121.50	16,160	(13)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	69	122.00	8,418	(14)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	55	121.50	6,683	(11)
					(44)

Total Options Written (Premiums Received $628)					(674)

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short )	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation )
Long Futures Contracts
2-Year U.S. Treasury Note	March 2019	7,111	1,509,865	1,155
5-Year U.S. Treasury Note	March 2019	1,352	155,290	278
				1,433

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	March 2019	(388)	(50,707)	(795)
10-Year U.S. Treasury Note	March 2019	(244)	(29,882)	(27)
Ultra Long U.S. Treasury Bond	March 2019	(72)	(11,601)	(87)
				(909)
				524

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Interest[1]	179,914
Total Income	179,914
Expenses
The Vanguard Group—Note B
Investment Advisory Services	881
Management and Administrative—Investor Shares	1,109
Management and Administrative—Admiral Shares	5,408
Marketing and Distribution—Investor Shares	129
Marketing and Distribution—Admiral Shares	520
Custodian Fees	64
Auditing Fees	38
Shareholders’ Reports—Investor Shares	11
Shareholders’ Reports—Admiral Shares	67
Trustees’ Fees and Expenses	5
Total Expenses	8,232
Net Investment Income	171,682
Realized Net Gain (Loss)
Investment Securities Sold[1]	(84,098)
Futures Contracts	(13,308)
Purchased Options	(346)
Written Options	(52)
Realized Net Gain (Loss)	(97,804)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	80,238
Futures Contracts	4,750
Purchased Options	(9)
Written Options	394
Change in Unrealized Appreciation (Depreciation)	85,373
Net Increase (Decrease) in Net Assets Resulting from Operations	159,251

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,504,000, ($78,000), and ($8,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	171,682	100,507
Realized Net Gain (Loss)	(97,804)	(72,823)
Change in Unrealized Appreciation (Depreciation)	85,373	(44,098)
Net Increase (Decrease) in Net Assets Resulting from Operations	159,251	(16,414)
Distributions
Net Investment Income
Investor Shares	(14,540)	(9,933)
Admiral Shares	(157,171)	(90,580)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(171,711)	(100,513)
Capital Share Transactions
Investor Shares	(64,568)	(151,453)
Admiral Shares	352,852	344,449
Net Increase (Decrease) from Capital Share Transactions	288,284	192,996
Total Increase (Decrease)	275,824	76,069
Net Assets
Beginning of Period	7,780,550	7,704,481
End of Period	8,056,374	7,780,550

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.49	$10.65	$10.73	$10.75	$10.71
Investment Operations
Net Investment Income	.227 [1]	.127 [1]	.094	.074	.055
Net Realized and Unrealized Gain (Loss) on Investments	(.009)	(.160)	(.048)	(.004)	.053
Total from Investment Operations	.218	(.033)	.046	.070	.108
Distributions
Dividends from Net Investment Income	(.228)	(.127)	(.094)	(.074)	(.055)
Distributions from Realized Capital Gains	—	—	(.032)	(.016)	(.013)
Total Distributions	(.228)	(.127)	(.126)	(.090)	(.068)
Net Asset Value, End of Period	$10.48	$10.49	$10.65	$10.73	$10.75

Total Return[2]	2.11%	-0.31%	0.43%	0.66%	1.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$671	$737	$900	$1,005	$1,044
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.18%	1.20%	0.87%	0.69%	0.52%
Portfolio Turnover Rate[3]	282%	280%	249%	211%	87%

1 Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes 37%, 7%, 3%, 35%, and 22% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.49	$10.65	$10.73	$10.75	$10.71
Investment Operations
Net Investment Income	.238 [1]	.138 [1]	.105	.085	.066
Net Realized and Unrealized Gain (Loss) on Investments	(.010)	(.160)	(.048)	(.004)	.053
Total from Investment Operations	.228	(.022)	.057	.081	.119
Distributions
Dividends from Net Investment Income	(.238)	(.138)	(.105)	(.085)	(.066)
Distributions from Realized Capital Gains	—	—	(.032)	(.016)	(.013)
Total Distributions	(.238)	(.138)	(.137)	(.101)	(.079)
Net Asset Value, End of Period	$10.48	$10.49	$10.65	$10.73	$10.75

Total Return[2]	2.21%	-0.21%	0.53%	0.76%	1.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,385	$7,044	$6,805	$6,271	$5,915
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.28%	1.30%	0.97%	0.79%	0.62%
Portfolio Turnover Rate[3]	282%	280%	249%	211%	87%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes 37%, 7%, 3%, 35%, and 22% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2019, the fund’s average investments in long and short futures contracts represented 19% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

25

Short-Term Treasury Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2019, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At January 31, 2019, counterparties had deposited in segregated accounts securities with a value of $20,000 and cash with a value of $288,000 in connection with TBA transactions. After January 31, 2019, the counterparties posted additional cash collateral with a value of $350,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these

26

Short-Term Treasury Fund

transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

27

Short-Term Treasury Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $418,000, representing 0.01% of the fund’s net assets and 0.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	8,182,179	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	23,795	—
Temporary Cash Investments	336,259	—	—
Options Purchased	—	—	—
Options Written	(674)	—	—
Futures Contracts—Assets[1]	2,083	—	—
Futures Contracts—Liabilities[1]	(552)	—	—
Total	337,116	8,205,974	—

1 Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the realization of

28

Short-Term Treasury Fund

unrealized gains or losses on certain futures contracts and options; and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	5,128
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(181,082)
Net Unrealized Gains (Losses)	18,167

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	8,524,066
Gross Unrealized Appreciation	34,763
Gross Unrealized Depreciation	(16,596)
Net Unrealized Appreciation (Depreciation)	18,167

E.  During the year ended January 31, 2019, the fund purchased $19,726,657,000 of investment securities and sold $21,505,221,000 of investment securities, other than temporary cash investments.

F.  Capital share transactions for each class of shares were:

	Year Ended January 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	224,749	21,543	217,914	20,530
Issued in Lieu of Cash Distributions	12,859	1,232	8,783	828
Redeemed	(302,176)	(28,954)	(378,150)	(35,620)
Net Increase (Decrease)—Investor Shares	(64,568)	(6,179)	(151,453)	(14,262)
Admiral Shares
Issued	2,652,005	254,299	1,626,582	153,201
Issued in Lieu of Cash Distributions	126,894	12,159	74,786	7,049
Redeemed	(2,426,047)	(233,016)	(1,356,919)	(127,829)
Net Increase (Decrease)—Admiral Shares	352,852	33,442	344,449	32,421

G. Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

29

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Federal Fund Investor Shares	2.20%	0.99%	1.55%	$11,660
Bloomberg Barclays U.S. 1–5 Year Government Bond Index	2.44	1.05	1.48	11,581
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	14,351

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Federal Fund Admiral Shares	2.30%	1.09%	1.65%	$58,896
Bloomberg Barclays U.S. 1–5 Year Government Bond Index	2.44	1.05	1.48	57,906
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	71,754

See Financial Highlights for dividend and capital gains information.

30

Short-Term Federal Fund

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	1.26%	1.00%	1.20%	0.28%	1.48%
Admiral Shares	2/12/2001	1.37	1.10	1.30	0.28	1.58

31

Short-Term Federal Fund

Sector Diversification

As of January 31, 2019

Asset-Backed	5.9%
Government Mortgage-Backed	21.4
Treasury/Agency	72.7

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

32

Short-Term Federal Fund

Financial Statements

Statement of Net Assets

As of January 31, 2019

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (96.7%)
U.S. Government Securities (29.1%)
	United States Treasury Note/Bond	1.125%	12/31/19	440,000	434,293
	United States Treasury Note/Bond	1.375%	10/31/20	104,500	102,508
	United States Treasury Note/Bond	2.500%	12/31/20	3,400	3,402
1	United States Treasury Note/Bond	2.000%	2/28/21	135,000	133,713
	United States Treasury Note/Bond	2.625%	5/15/21	24,200	24,283
	United States Treasury Note/Bond	2.625%	6/15/21	15,460	15,523
	United States Treasury Note/Bond	1.125%	7/31/21	41,500	40,164
	United States Treasury Note/Bond	2.625%	12/15/21	6,600	6,635
	United States Treasury Note/Bond	2.500%	1/15/22	26,000	26,045
	United States Treasury Note/Bond	1.500%	1/31/22	436,000	424,215
	United States Treasury Note/Bond	1.875%	2/28/22	15,000	14,752
	United States Treasury Note/Bond	1.625%	8/31/22	8,100	7,877
2	United States Treasury Note/Bond	1.875%	9/30/22	14,700	14,415
2	United States Treasury Note/Bond	2.750%	7/31/23	10,600	10,739
	United States Treasury Note/Bond	2.500%	1/31/24	4,300	4,313
	United States Treasury Note/Bond	3.000%	10/31/25	33,300	34,289
	United States Treasury Note/Bond	2.250%	8/15/27	3,100	3,018
	United States Treasury Note/Bond	5.500%	8/15/28	25,700	31,868
					1,332,052
Agency Bonds and Notes (45.6%)
3	AID-Israel	0.000%	11/1/19	14,470	14,181
3	AID-Israel	5.500%	9/18/23	13,000	14,622
3	AID-Israel	5.500%	12/4/23	200	226
3	AID-Israel	5.500%	4/26/24	4,567	5,182
3	AID-Israel	0.000%	11/1/24	6,905	5,870
3	AID-Jordan	2.503%	10/30/20	2,600	2,595
3	AID-Jordan	2.578%	6/30/22	33,500	33,523
3	AID-Tunisia	1.416%	8/5/21	8,800	8,541
3	AID-Ukraine	1.844%	5/16/19	11,665	11,638
5	Federal Home Loan Banks	5.375%	5/15/19	46,000	46,384
5	Federal Home Loan Banks	1.750%	6/12/20	20,000	19,778
5,6	Federal Home Loan Banks	1.800%	8/28/20	123,250	121,656
5,6	Federal Home Loan Banks	1.800%	8/28/20	50,000	49,353
5	Federal Home Loan Banks	3.250%	11/16/28	46,200	47,485
4,6	Federal Home Loan Mortgage Corp.	1.800%	4/13/20	75,000	74,219
4,6	Federal Home Loan Mortgage Corp.	1.700%	9/29/20	164,060	161,586
4,6	Federal Home Loan Mortgage Corp.	1.800%	9/29/20	75,000	73,990

33

Short-Term Federal Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
4,6	Federal Home Loan Mortgage Corp.	2.753%	1/30/23	50,000	49,772
4,6	Federal Home Loan Mortgage Corp.	3.250%	6/14/23	123,979	124,056
4,6	Federal Home Loan Mortgage Corp.	3.270%	6/14/23	100,000	100,062
4	Federal National Mortgage Assn.	0.000%	2/1/19	25,682	25,680
4	Federal National Mortgage Assn.	0.000%	10/9/19	136,800	134,375
4,6	Federal National Mortgage Assn.	1.250%	11/25/19	75,000	74,151
4,6	Federal National Mortgage Assn.	1.150%	11/29/19	77,500	76,576
4,6	Federal National Mortgage Assn.	1.750%	1/17/20	50,000	49,542
4	Federal National Mortgage Assn.	2.625%	1/11/22	93,000	93,303
4	Federal National Mortgage Assn.	2.875%	9/12/23	19,100	19,355
5	Financing Corp.	0.000%	3/7/19	3,910	3,901
5	Financing Corp.	9.700%	4/5/19	5,820	5,894
	Government Trust Certificate	0.000%	4/1/20	10,419	10,078
	Government Trust Certificate	0.000%	10/1/20	7,711	7,358
	Private Export Funding Corp.	1.450%	8/15/19	24,042	23,912
	Private Export Funding Corp.	2.250%	3/15/20	12,393	12,350
	Private Export Funding Corp.	2.300%	9/15/20	17,450	17,371
	Private Export Funding Corp.	4.300%	12/15/21	4,430	4,634
	Private Export Funding Corp.	3.550%	1/15/24	15,500	16,065
	Private Export Funding Corp.	2.450%	7/15/24	5,300	5,208
	Private Export Funding Corp.	3.250%	6/15/25	16,200	16,529
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	49,008	46,594
	Resolution Funding Corp. Interest Strip	0.000%	4/15/26	12,990	10,567
	Resolution Funding Corp. Interest Strip	0.000%	1/15/27	12,864	10,166
	Resolution Funding Corp. Interest Strip	0.000%	4/15/27	13,756	10,792
	Resolution Funding Corp. Interest Strip	0.000%	7/15/27	7,094	5,524
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	7,094	5,474
	Resolution Funding Corp. Principal Strip	0.000%	7/15/20	88,370	85,007
	Resolution Funding Corp. Principal Strip	0.000%	10/15/20	269,717	258,092
5	Tennessee Valley Authority	2.250%	3/15/20	61,100	60,850
5	Tennessee Valley Authority	4.700%	7/15/33	20,990	24,265
5	Tennessee Valley Authority Principal Strip	0.000%	11/1/25	17,342	14,215
					2,092,547
Conventional Mortgage-Backed Securities (11.5%)
4,6	Fannie Mae Pool	2.000%	10/1/27–7/1/28	5,944	5,727
4,6,7	Fannie Mae Pool	2.500%	2/1/28–3/1/34	81,674	80,350
4,6,7	Fannie Mae Pool	3.000%	12/1/20–3/1/34	106,916	107,167
4,6,7	Fannie Mae Pool	3.500%	8/1/20–1/1/49	90,948	92,600
4,6,7	Fannie Mae Pool	4.000%	2/1/19–3/1/49	119,533	122,326
4,6	Fannie Mae Pool	4.500%	2/1/19–2/1/49	807	829
4,6,7	Fannie Mae Pool	5.000%	3/1/19–4/1/49	28,771	30,247
4,6	Fannie Mae Pool	5.500%	5/1/19–1/1/25	230	236
4,6	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	6,553	6,294
4,6	Freddie Mac Gold Pool	2.500%	6/1/22–10/1/31	19,794	19,454
4,6	Freddie Mac Gold Pool	3.000%	4/1/27–3/1/31	34,314	34,410
4,6	Freddie Mac Gold Pool	3.500%	3/1/21–8/1/29	12,726	12,994
4,6	Freddie Mac Gold Pool	4.000%	3/1/19–1/1/29	6,073	6,263
4,6	Freddie Mac Gold Pool	4.500%	9/1/19–9/1/26	4,174	4,228
4,6	Freddie Mac Gold Pool	5.000%	2/1/19–6/1/25	1,443	1,494
					524,619

34

Short-Term Federal Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Nonconventional Mortgage-Backed Securities (10.5%)
4,6,8	Fannie Mae Pool, 1YR CMT + 2.210%	4.244%	12/1/40	1,303	1,374
4,6	Fannie Mae REMICS	3.000%	5/25/47	13,833	13,696
4,6,9	Fannie Mae REMICS 2005-45, 1M USD LIBOR + 0.370%	2.880%	6/25/35	871	868
4,6,9	Fannie Mae REMICS 2005-95, 1M USD LIBOR + 0.410%	2.920%	11/25/35	950	957
4,6,9	Fannie Mae REMICS 2006-46, 1M USD LIBOR + 0.320%	2.830%	6/25/36	3,244	3,214
4,6,9	Fannie Mae REMICS 2007-4, 1M USD LIBOR + 0.455%	2.955%	2/25/37	365	365
4,6,9	Fannie Mae REMICS 2011-83, 1M USD LIBOR + 0.500%	3.010%	9/25/41	21,925	22,006
4,6,9	Fannie Mae REMICS 2012-122, 1M USD LIBOR + 0.400%	2.910%	11/25/42	1,207	1,206
4,6,9	Fannie Mae REMICS 2013-19, 1M USD LIBOR + 0.300%	2.810%	9/25/41	1,582	1,581
4,6,9	Fannie Mae REMICS 2013-39, 1M USD LIBOR + 0.350%	2.860%	5/25/43	1,553	1,553
4,6,9	Fannie Mae REMICS 2015-22, 1M USD LIBOR + 0.300%	2.810%	4/25/45	1,299	1,293
4,6,9	Fannie Mae REMICS 2016-55, 1M USD LIBOR + 0.500%	3.010%	8/25/46	2,617	2,638
4,6,9	Fannie Mae REMICS 2016-60, 1M USD LIBOR + 0.250%	2.760%	9/25/46	5,082	5,023
4,6,9	Fannie Mae REMICS 2016-62, 1M USD LIBOR + 0.400%	2.910%	9/25/46	5,220	5,232
4,6,9	Fannie Mae REMICS 2016-93, 1M USD LIBOR + 0.350%	2.860%	12/25/46	9,700	9,659
4,6,9	Fannie Mae REMICS 2017-106, 1M USD LIBOR + 0.300%	2.810%	1/25/48	28,099	27,926
4,6	Fannie Mae REMICS 2017-109	3.500%	11/25/45	3,819	3,893
4,6	Fannie Mae REMICS 2018-13	3.000%	3/25/48	26,574	26,322
4,6	Fannie Mae REMICS 2018-15	3.500%	10/25/44	4,403	4,455
4,6,9	Fannie Mae REMICS 2018-30, 1M USD LIBOR + 0.300%	2.810%	5/25/48	56,597	56,286
4,6,8	Freddie Mac Non Gold Pool, 1YR CMT + 2.237%	4.446%	7/1/35	5,360	5,655
4,6,8	Freddie Mac Non Gold Pool, 1YR CMT + 2.243%	4.402%	9/1/37	4,188	4,413
4,6	Freddie Mac Non Gold Pool	4.488%	7/1/33	749	789
4,6,9	Freddie Mac REMICS, 1M USD LIBOR + 0.300%	2.809%	5/15/48	139,212	138,527
4,6,9	Freddie Mac REMICS, 1M USD LIBOR + 0.350%	2.859%	11/15/36–11/15/47	22,495	22,425
4,6,9	Freddie Mac REMICS, 1M USD LIBOR + 0.360%	2.869%	11/15/36	863	860
4,6,9	Freddie Mac REMICS, 1M USD LIBOR + 0.450%	2.959%	6/15/42	439	441
4,6	Freddie Mac REMICS	3.000%	11/25/47–12/15/47	16,391	16,302
6	Ginnie Mae REMICS	2.500%	9/20/43	6,802	6,660
6	Ginnie Mae REMICS	3.000%	1/20/45–3/20/48	97,036	96,576
					482,195
Total U.S. Government and Agency Obligations (Cost $4,445,190)					4,431,413

35

Short-Term Federal Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Asset-Backed/Commercial Mortgage-Backed Securities (6.0%)
6	Small Business Administration Participation Certs 2002-20L	5.100%	12/1/22	377	384
6	Small Business Administration Participation Certs 2004-20F	5.520%	6/1/24	775	807
6	Small Business Administration Participation Certs 2004-20G	5.190%	7/1/24	236	244
6	Small Business Administration Participation Certs 2005-20J	5.090%	10/1/25	738	763
6	Small Business Administration Participation Certs 2006-20D	5.640%	4/1/26	957	996
6	Small Business Administration Participation Certs 2006-20L	5.120%	12/1/26	1,509	1,570
6	Small Business Administration Participation Certs 2007-20D	5.320%	4/1/27	1,081	1,120
6	Small Business Administration Participation Certs 2007-20G	5.820%	7/1/27	752	792
6	Small Business Administration Participation Certs 2007-20I	5.560%	9/1/27	4,324	4,576
6	Small Business Administration Participation Certs 2007-20L	5.290%	12/1/27	52	54
6	Small Business Administration Participation Certs 2008-20J	5.630%	10/1/28	126	132
6	Small Business Administration Participation Certs 2009-10F	2.980%	11/1/19	49	49
6	Small Business Administration Participation Certs 2009-20D	4.310%	4/1/29	72	74
6	Small Business Administration Participation Certs 2010-20H	3.520%	8/1/30	194	196
6	Small Business Administration Participation Certs 2011-20B	4.220%	2/1/31	405	416
6	Small Business Administration Participation Certs 2011-20H	3.290%	8/1/31	87	88
6	Small Business Administration Participation Certs 2012-20I	2.200%	9/1/32	62	59
6	Small Business Administration Participation Certs 2013-20G	3.150%	7/1/33	98	98
6	Small Business Administration Participation Certs 2013-20K	3.380%	11/1/33	109	110
6	Small Business Administration Participation Certs 2017-20	2.850%	10/1/37	19,693	19,389
6	Small Business Administration Participation Certs 2017-20	2.780%	12/1/37	22,293	21,845
6	Small Business Administration Participation Certs 2017-20	3.310%	4/1/38	30,372	30,426
6	Small Business Administration Participation Certs 2017-20	3.600%	6/1/38	15,705	15,988
6	Small Business Administration Participation Certs 2017-20	3.370%	1/1/39	9,800	9,854
6	Small Business Administration Participation Certs 2017-20F	2.810%	6/1/37	2,319	2,268
6	Small Business Administration Participation Certs 2018-20	2.920%	1/1/38	18,704	18,375
6	Small Business Administration Participation Certs 2018-20	3.220%	2/1/38	20,680	20,553

36

Short-Term Federal Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
6	Small Business Administration Participation Certs 2018-20C	5.230%	3/1/27	1,235	1,276
6	Small Business Administration Participation Certs 2018-20C	3.200%	3/1/38	43,328	43,044
6	Small Business Administration Participation Certs 2018-20E	5.310%	5/1/27	2,344	2,432
6	Small Business Administration Participation Certs 2018-20E	3.500%	5/1/38	8,795	8,928
6	Small Business Administration Participation Certs 2018-20J	3.770%	10/1/38	27,500	28,318
6	Small Business Administration Participation Certs 2018-20k	3.870%	11/1/38	17,300	17,924
6	Small Business Administration Participation Certs 2018-20L	3.540%	12/1/38	22,000	22,385
6	Small Business Administration Participation Certs SBAP_05-20A	4.860%	1/1/25	242	250
6	Small Business Administration Participation Certs SBAP_05-20B	4.625%	2/1/25	119	123
6	Small Business Administration Participation Certs SBAP_05-20C	4.950%	3/1/25	81	84
6	Small Business Administration Participation Certs SBAP_08-20B	5.160%	2/1/28	147	153
6	Small Business Administration Participation Certs SBAP_08-20C	5.490%	3/1/28	115	120
6	Small Business Administration Participation SBAP_08-20H	6.020%	8/1/28	93	99
6	Small Business Administration Participation SBAP_09-20A	5.720%	1/1/29	71	75
6	Small Business Administration SBAP_05-20G	4.750%	7/1/25	57	59
6	Small Business Administration SBAP_08-20D	5.370%	4/1/28	290	301
6	Small Business Administration SBAP_08-20F	5.680%	6/1/28	111	116
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $275,706)					276,913

				Shares
Temporary Cash Investment (3.0%)
Money Market Fund (3.0%)
10	Vanguard Market Liquidity Fund (Cost $136,390)	2.572%		1,363,991	136,399

				Notional
	Expiration		Exercise	Amount
	Date	Contracts	Price	($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	82	$119.00	9,758	—
Total Options Purchased (Cost $5)					—
Total Investments (105.7%) (Cost $4,857,291)					4,844,725

37

Short-Term Federal Fund

Market
Value•
($000)
Other Assets and Liabilities (-5.7%)
Other Assets	666,339
Liabilities	(925,894)
(259,555)
Net Assets (100%)	4,585,170

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	4,708,326
Affiliated Issuers	136,399
Options Purchased	—
Total Investments in Securities	4,844,725
Investment in Vanguard	254
Receivables for Investment Securities Sold	641,228
Receivables for Accrued Income	16,709
Receivables for Capital Shares Issued	6,607
Variation Margin Receivable—Futures Contracts	983
Other Assets	558
Total Assets	5,511,064
Liabilities
Payables for Investment Securities Purchased	905,653
Payables for Capital Shares Redeemed	14,654
Payables for Distributions	1,228
Payables to Vanguard	2,441
Options Written, at Value[11]	406
Variation Margin Payable—Futures Contracts	1,512
Total Liabilities	925,894
Net Assets	4,585,170

38

Short-Term Federal Fund

At January 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	4,688,685
Total Distributable Earnings (Loss)	(103,515)
Net Assets	4,585,170

Investor Shares—Net Assets
Applicable to 58,906,249 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	622,413
Net Asset Value Per Share—Investor Shares	$10.57

Admiral Shares—Net Assets
Applicable to 375,032,634 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,962,757
Net Asset Value Per Share—Admiral Shares	$10.57

•      See Note A in Notes to Financial Statements.

1     Securities with a value of $197,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.

2     Securities with a value of $3,991,000 have been segregated as initial margin for open futures contracts.

3     U.S. government-guaranteed.

4     The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

5     The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

6     The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

7     Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2019.

8     Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.

9     Adjustable-rate security based upon 1-month USD LIBOR plus spread.

10     Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

11     Includes premium received of $379,000.

REMICS—Real Estate Mortgage Investment Conduits.

39

Short-Term Federal Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	82	$121.00	9,922	(124)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	82	121.50	9,963	(87)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	41	122.00	5,002	(28)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	32	121.50	3,888	(47)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	105	123.00	12,915	(56)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	105	123.50	12,968	(38)
					(380)

Put Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	82	$121.00	9,922	(4)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	82	121.50	9,963	(8)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	41	122.00	5,002	(8)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	32	121.50	3,888	(6)
					(26)

Total Options Written (Premium Received $379)					(406)

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2019	5,167	1,097,099	4,500
Ultra 10-Year U.S. Treasury Note	March 2019	82	10,716	26
				4,526

Short Futures Contracts
10-Year U.S. Treasury Note	March 2019	(1,873)	(229,384)	(3,357)
5-Year U.S. Treasury Note	March 2019	(1,623)	(186,417)	(514)
30-Year U.S. Treasury Bond	March 2019	(159)	(23,323)	(1,143)
Ultra Long U.S. Treasury Bond	March 2019	(43)	(6,928)	(52)
				(5,066)
				(540)

See accompanying Notes, which are an integral part of the Financial Statements.

40

Short-Term Federal Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Interest[1]	104,736
Total Income	104,736
Expenses
The Vanguard Group—Note B
Investment Advisory Services	556
Management and Administrative—Investor Shares	1,142
Management and Administrative—Admiral Shares	3,242
Marketing and Distribution—Investor Shares	120
Marketing and Distribution—Admiral Shares	311
Custodian Fees	41
Auditing Fees	40
Shareholders’ Reports—Investor Shares	13
Shareholders’ Reports—Admiral Shares	33
Trustees’ Fees and Expenses	3
Total Expenses	5,501
Net Investment Income	99,235
Realized Net Gain (Loss)
Investment Securities Sold[1]	(45,264)
Futures Contracts	(9,474)
Purchased Options	(1,241)
Written Options	532
Realized Net Gain (Loss)	(55,447)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	56,821
Futures Contracts	249
Purchased Options	(5)
Written Options	271
Change in Unrealized Appreciation (Depreciation)	57,336
Net Increase (Decrease) in Net Assets Resulting from Operations	101,124

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,581,000, ($62,000), and $8,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Short-Term Federal Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	99,235	76,835
Realized Net Gain (Loss)	(55,447)	(32,883)
Change in Unrealized Appreciation (Depreciation)	57,336	(34,932)
Net Increase (Decrease) in Net Assets Resulting from Operations	101,124	9,020
Distributions
Net Investment Income
Investor Shares	(13,574)	(10,473)
Admiral Shares	(85,703)	(66,401)
Realized Capital Gain[1]
Investor Shares	—	(486)
Admiral Shares	—	(2,823)
Total Distributions	(99,277)	(80,183)
Capital Share Transactions
Investor Shares	(97,313)	(97,217)
Admiral Shares	(277,358)	(519,477)
Net Increase (Decrease) from Capital Share Transactions	(374,671)	(616,694)
Total Increase (Decrease)	(372,824)	(687,857)
Net Assets
Beginning of Period	4,957,994	5,645,851
End of Period	4,585,170	4,957,994

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Short-Term Federal Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.55	$10.70	$10.79	$10.82	$10.74
Investment Operations
Net Investment Income	.208[1]	.142[1]	.116	.095	.066
Net Realized and Unrealized Gain (Loss) on Investments	.021	(.144)	(.063)	.005	.080
Total from Investment Operations	.229	(.002)	.053	.100	.146
Distributions
Dividends from Net Investment Income	(.209)	(.142)	(.116)	(.095)	(.066)
Distributions from Realized Capital Gains	—	(.006)	(.027)	(.035)	—
Total Distributions	(.209)	(.148)	(.143)	(.130)	(.066)
Net Asset Value, End of Period	$10.57	$10.55	$10.70	$10.79	$10.82

Total Return[2]	2.20%	-0.02%	0.49%	0.93%	1.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$622	$719	$827	$817	$924
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.98%	1.33%	1.07%	0.88%	0.61%
Portfolio Turnover Rate[3]	327%	211%	304%	314%	361%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes 90%, 30%, 38%, 75%, and 99% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Short-Term Federal Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.55	$10.70	$10.79	$10.82	$10.74
Investment Operations
Net Investment Income	.219[1]	.153[1]	.127	.105	.077
Net Realized and Unrealized Gain (Loss) on Investments	.020	(.144)	(.063)	.005	.080
Total from Investment Operations	.239	.009	.064	.110	.157
Distributions
Dividends from Net Investment Income	(.219)	(.153)	(.127)	(.105)	(.077)
Distributions from Realized Capital Gains	—	(.006)	(.027)	(.035)	—
Total Distributions	(.219)	(.159)	(.154)	(.140)	(.077)
Net Asset Value, End of Period	$10.57	$10.55	$10.70	$10.79	$10.82

Total Return[2]	2.30%	0.08%	0.59%	1.03%	1.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,963	$4,239	$4,819	$4,342	$4,122
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.08%	1.43%	1.17%	0.98%	0.71%
Portfolio Turnover Rate[3]	327%	211%	304%	314%	361%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes 90%, 30%, 38%, 75%, and 99% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2019, the fund’s average investments in long and short futures contracts represented 18% and 8% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

45

Short-Term Federal Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2019, the fund’s average value of investments options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At January 31, 2019, counterparties had deposited in segregated accounts securities with a value of $480,000 and cash with a value of $1,050,000 in connection with TBA transactions. After January 31, 2019, counterparties posted additional securities collateral with a value of $294,000 and cash collateral with a value of $290,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as

46

Short-Term Federal Fund

such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

47

Short-Term Federal Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $254,000, representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,431,413	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	276,913	—
Temporary Cash Investments	136,399	—	—
Options Purchased	—	—	—
Options Written	(406)	—	—
Futures Contracts—Assets[1]	983	—	—
Futures Contracts—Liabilities[1]	(1,512)	—	—
Total	135,464	4,708,326	—

1 Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles, the realization of unrealized gains or losses on certain futures contracts and options; and payables for distributions.

48

Short-Term Federal Fund

As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	2,779
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(90,140)
Net Unrealized Gains (Losses)	(12,782)

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	4,857,507
Gross Unrealized Appreciation	23,469
Gross Unrealized Depreciation	(36,251)
Net Unrealized Appreciation (Depreciation)	(12,782)

E.  During the year ended January 31, 2019, the fund purchased $11,738,154,000 of investment securities and sold $11,776,224,000 of investment securities, other than temporary cash investments.

F.  Capital share transactions for each class of shares were:

			Year Ended January 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	152,102	14,484	136,535	12,788
Issued in Lieu of Cash Distributions	12,316	1,172	10,071	944
Redeemed	(261,731)	(24,884)	(243,823)	(22,844)
Net Increase (Decrease)—Investor Shares	(97,313)	(9,228)	(97,217)	(9,112)
Admiral Shares
Issued	1,380,847	131,440	1,255,782	117,654
Issued in Lieu of Cash Distributions	75,143	7,150	61,249	5,739
Redeemed	(1,733,348)	(165,176)	(1,836,508)	(172,159)
Net Increase (Decrease)—Admiral Shares	(277,358)	(26,586)	(519,477)	(48,766)

G. Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

49

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Fund Investor Shares	3.20%	1.69%	2.71%	$13,061
Bloomberg Barclays U.S. 5–10 Year Treasury Bond Index	3.80	2.25	3.16	13,649
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	14,351

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Fund Admiral Shares	3.30%	1.79%	2.81%	$65,991
Bloomberg Barclays U.S. 5–10 Year Treasury Bond Index	3.80	2.25	3.16	68,246
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	71,754

See Financial Highlights for dividend and capital gains information.

50

Intermediate-Term Treasury Fund

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	1.00%	1.91%	1.98%	0.42%	2.40%
Admiral Shares	2/12/2001	1.10	2.01	2.09	0.42	2.51

51

Intermediate-Term Treasury Fund

Sector Diversification

As of January 31, 2019

Asset-Backed	5.4%
Government Mortgage-Backed	3.4
Treasury/Agency	91.2

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

52

Intermediate-Term Treasury Fund

Financial Statements

Statement of Net Assets

As of January 31, 2019

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (96.1%)
U.S. Government Securities (88.5%)
United States Treasury Note/Bond	2.750%	9/15/21	2,600	2,620
United States Treasury Note/Bond	1.875%	7/31/22	72,000	70,662
United States Treasury Note/Bond	2.000%	7/31/22	54,000	53,215
United States Treasury Note/Bond	1.625%	8/15/22	64,000	62,240
United States Treasury Note/Bond	1.875%	8/31/22	30,000	29,428
United States Treasury Note/Bond	1.750%	9/30/22	70,000	68,337
United States Treasury Note/Bond	1.875%	10/31/22	9,000	8,820
United States Treasury Note/Bond	2.000%	10/31/22	70,000	68,907
United States Treasury Note/Bond	1.625%	11/15/22	68,000	66,002
United States Treasury Note/Bond	7.625%	11/15/22	3,000	3,555
United States Treasury Note/Bond	2.000%	11/30/22	51,000	50,195
United States Treasury Note/Bond	2.125%	12/31/22	91,000	89,948
United States Treasury Note/Bond	1.750%	1/31/23	81,000	78,887
United States Treasury Note/Bond	2.375%	1/31/23	73,000	72,829
United States Treasury Note/Bond	2.000%	2/15/23	102,250	100,524
United States Treasury Note/Bond	7.125%	2/15/23	10,000	11,780
United States Treasury Note/Bond	1.500%	2/28/23	89,000	85,774
United States Treasury Note/Bond	2.625%	2/28/23	60,000	60,440
United States Treasury Note/Bond	1.500%	3/31/23	89,500	86,186
United States Treasury Note/Bond	2.500%	3/31/23	80,000	80,200
United States Treasury Note/Bond	1.625%	4/30/23	53,000	51,261
United States Treasury Note/Bond	2.750%	4/30/23	48,000	48,600
United States Treasury Note/Bond	1.750%	5/15/23	98,000	95,244
United States Treasury Note/Bond	1.625%	5/31/23	75,000	72,492
United States Treasury Note/Bond	2.750%	5/31/23	15,000	15,192
United States Treasury Note/Bond	1.375%	6/30/23	63,000	60,195
United States Treasury Note/Bond	2.625%	6/30/23	60,000	60,460
United States Treasury Note/Bond	1.250%	7/31/23	59,000	56,013
United States Treasury Note/Bond	2.750%	7/31/23	45,900	46,502
United States Treasury Note/Bond	2.500%	8/15/23	84,000	84,184
United States Treasury Note/Bond	6.250%	8/15/23	10,000	11,613
United States Treasury Note/Bond	1.375%	8/31/23	22,000	20,989
United States Treasury Note/Bond	1.375%	9/30/23	40,000	38,125
United States Treasury Note/Bond	2.875%	9/30/23	50,000	50,945
United States Treasury Note/Bond	1.625%	10/31/23	21,000	20,235
United States Treasury Note/Bond	2.125%	11/30/23	30,000	29,564
United States Treasury Note/Bond	2.250%	12/31/23	22,500	22,296
United States Treasury Note/Bond	2.250%	1/31/24	25,000	24,766
United States Treasury Note/Bond	2.750%	2/15/24	65,000	65,914

53

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.125%	2/29/24	18,000	17,722
	United States Treasury Note/Bond	2.125%	3/31/24	18,500	18,205
	United States Treasury Note/Bond	2.000%	4/30/24	27,000	26,397
	United States Treasury Note/Bond	2.500%	5/15/24	103,000	103,194
	United States Treasury Note/Bond	2.000%	5/31/24	30,000	29,311
	United States Treasury Note/Bond	2.000%	6/30/24	69,000	67,383
	United States Treasury Note/Bond	2.125%	7/31/24	46,000	45,195
	United States Treasury Note/Bond	2.375%	8/15/24	145,018	144,293
	United States Treasury Note/Bond	2.125%	9/30/24	43,500	42,698
	United States Treasury Note/Bond	2.250%	10/31/24	48,500	47,909
	United States Treasury Note/Bond	2.250%	11/15/24	110,200	108,822
	United States Treasury Note/Bond	2.125%	11/30/24	57,000	55,904
	United States Treasury Note/Bond	2.250%	12/31/24	64,000	63,180
	United States Treasury Note/Bond	2.500%	1/31/25	91,000	91,056
	United States Treasury Note/Bond	2.000%	2/15/25	182,000	176,939
	United States Treasury Note/Bond	7.625%	2/15/25	6,000	7,710
	United States Treasury Note/Bond	2.750%	2/28/25	50,000	50,719
	United States Treasury Note/Bond	2.625%	3/31/25	72,500	73,021
	United States Treasury Note/Bond	2.875%	4/30/25	56,000	57,207
	United States Treasury Note/Bond	2.125%	5/15/25	148,800	145,476
	United States Treasury Note/Bond	2.875%	5/31/25	74,000	75,584
	United States Treasury Note/Bond	2.750%	6/30/25	23,000	23,331
	United States Treasury Note/Bond	2.875%	7/31/25	55,000	56,195
	United States Treasury Note/Bond	2.000%	8/15/25	137,250	132,983
	United States Treasury Note/Bond	2.750%	8/31/25	61,000	61,858
	United States Treasury Note/Bond	3.000%	9/30/25	3,000	3,089
	United States Treasury Note/Bond	2.250%	11/15/25	118,500	116,463
	United States Treasury Note/Bond	1.625%	2/15/26	133,384	125,589
	United States Treasury Note/Bond	6.000%	2/15/26	12,000	14,664
	United States Treasury Note/Bond	1.625%	5/15/26	112,891	106,048
	United States Treasury Note/Bond	1.500%	8/15/26	125,000	115,996
	United States Treasury Note/Bond	2.000%	11/15/26	108,000	103,713
	United States Treasury Note/Bond	2.250%	2/15/27	104,000	101,530
	United States Treasury Note/Bond	2.375%	5/15/27	45,000	44,325
	United States Treasury Note/Bond	2.250%	8/15/27	91,100	88,694
	United States Treasury Note/Bond	6.375%	8/15/27	7,000	9,013
	United States Treasury Note/Bond	2.250%	11/15/27	107,000	104,007
1	United States Treasury Note/Bond	6.125%	11/15/27	37,000	47,135
	United States Treasury Note/Bond	2.750%	2/15/28	117,000	118,280
2	United States Treasury Note/Bond	2.875%	5/15/28	102,000	104,120
	United States Treasury Note/Bond	2.875%	8/15/28	98,500	100,547
	United States Treasury Note/Bond	5.500%	8/15/28	20,000	24,800
	United States Treasury Note/Bond	3.125%	11/15/28	27,000	28,143
	United States Treasury Note/Bond	5.250%	11/15/28	35,500	43,426
					5,147,013
Agency Bonds and Notes (4.1%)
3	AID-Israel	5.500%	9/18/23	14,500	16,309
3	AID-Israel	5.500%	4/26/24	4,700	5,333
3	AID-Israel	0.000%	5/1/24	13,215	11,237
3	AID-Israel	0.000%	11/1/24	75,000	63,762
3	AID-Israel	0.000%	8/15/25	15,929	13,159
3	AID-Tunisia	1.416%	8/5/21	12,400	12,035
	Private Export Funding Corp.	2.300%	9/15/20	13,600	13,538
	Private Export Funding Corp.	4.300%	12/15/21	4,150	4,341
	Private Export Funding Corp.	3.550%	1/15/24	18,500	19,174

54

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Private Export Funding Corp.	2.450%	7/15/24	6,085	5,979
	Private Export Funding Corp.	3.250%	6/15/25	18,600	18,978
	Resolution Funding Corp.	0.000%	4/15/26	15,950	12,975
	Resolution Funding Corp.	0.000%	1/15/27	15,818	12,500
	Resolution Funding Corp.	0.000%	4/15/27	16,673	13,081
	Resolution Funding Corp.	0.000%	7/15/27	8,704	6,777
	Resolution Funding Corp.	0.000%	10/15/27	8,704	6,717
					235,895
Conventional Mortgage-Backed Securities (3.0%)
4,5	Fannie Mae Pool	3.500%	1/1/49	—	—
4,5,6	Fannie Mae Pool	4.000%	10/1/48–3/1/49	139,000	142,189
4,5	Fannie Mae Pool	4.500%	12/1/48–2/1/49	—	—
4,5,6	Fannie Mae Pool	5.000%	10/1/48–4/1/49	31,500	33,118
					175,307
Nonconventional Mortgage-Backed Securities (0.5%)
4,5,7	Fannie Mae REMICS 2016-1,
	1M USD LIBOR + 0.350%	2.860%	2/25/46	8,965	8,923
4,5,7	Fannie Mae REMICS 2016-6,
	1M USD LIBOR + 0.450%	2.960%	2/25/46	6,151	6,188
4,5,7	Freddie Mac REMICS,
	1M USD LIBOR + 0.400%	2.909%	5/15/46	6,009	6,032
4,5,7	Freddie Mac REMICS,
	1M USD LIBOR + 0.450%	2.959%	10/15/46	5,872	5,899
					27,042
Total U.S. Government and Agency Obligations (Cost $5,529,723)					5,585,257
Asset-Backed/Commercial Mortgage-Backed Securities (5.5%)
4	Small Business Administration Participation
	Certs 2017-20	2.850%	10/1/37	24,070	23,698
4	Small Business Administration Participation
	Certs 2017-20	2.780%	12/1/37	26,295	25,765
4	Small Business Administration Participation
	Certs 2017-20	3.310%	4/1/38	37,553	37,620
4	Small Business Administration Participation
	Certs 2017-20	3.600%	6/1/38	18,650	18,986
4	Small Business Administration Participation
	Certs 2017-20	3.370%	1/1/39	12,200	12,267
4	Small Business Administration Participation
	Certs 2017-20F	2.810%	6/1/37	2,742	2,682
4	Small Business Administration Participation
	Certs 2018-20	2.920%	1/1/38	23,093	22,687
4	Small Business Administration Participation
	Certs 2018-20	3.220%	2/1/38	25,609	25,451
4	Small Business Administration Participation
	Certs 2018-20C	3.200%	3/1/38	53,989	53,634
4	Small Business Administration Participation
	Certs 2018-20E	3.500%	5/1/38	10,750	10,912
4	Small Business Administration Participation
	Certs 2018-20J	3.770%	10/1/38	32,400	33,364
4	Small Business Administration Participation
	Certs 2018-20K	3.870%	11/1/38	22,000	22,794
4	Small Business Administration Participation
	Certs 2018-20L	3.540%	12/1/38	28,200	28,694
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $317,087)					318,554

55

Intermediate-Term Treasury Fund

					Market
					Value•
		Coupon		Shares	($000)
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
8	Vanguard Market Liquidity Fund (Cost $24,519)	2.572%		245,198	24,520

				Notional
	Expiration		Exercise	Amount
	Date	Contracts	Price	($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	105	$119.00	12,495	—
Total Options Purchased (Cost $7)					—
Total Investments (102.0%) (Cost $5,871,336)					5,928,331
Other Assets and Liabilities (-2.0%)

					Amount
					($000)
Other Assets					803,055
Liabilities					(918,309)
					(115,254)
Net Assets (100%)					5,813,077

					Amount
					($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers					5,903,811
Affiliated Issuers					24,520
Options Purchased					—
Total Investments in Securities					5,928,331
Investment in Vanguard					323
Receivables for Investment Securities Sold					759,726
Receivables for Accrued Income					38,857
Receivables for Capital Shares Issued					3,229
Variation Margin Receivable—Futures Contracts					735
Other Assets					185
Total Assets					6,731,386
Liabilities
Payables for Investment Securities Purchased					906,187
Payables for Capital Shares Redeemed					5,732
Payables for Distributions					1,911
Payables to Vanguard					2,759
Options Written, at Value[9]					516
Variation Margin Payable—Futures Contracts					1,150
Other Liabilities					54
Total Liabilities					918,309
Net Assets					5,813,077

56

Intermediate-Term Treasury Fund

At January 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	6,016,424
Total Distributable Earnings (Loss)	(203,347)
Net Assets	5,813,077

Investor Shares—Net Assets
Applicable to 76,378,147 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	837,048
Net Asset Value Per Share—Investor Shares	$10.96

Admiral Shares—Net Assets
Applicable to 454,048,330 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,976,029
Net Asset Value Per Share—Admiral Shares	$10.96

•	See Note A in Notes to Financial Statements.

1	Securities with a value of $3,497,000 have been segregated as initial margin for open futures contracts.

2	Securities with a value of $226,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.

3	U.S. government-guaranteed.

4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5

The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2019.

7	Adjustable-rate security based upon 1-month USD LIBOR plus spread.

8	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

9	Includes premiums received of $483,000.

REMICS—Real Estate Mortgage Investments Conduits.

57

Intermediate-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	104	$121.00	12,584	(158)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	105	121.50	12,758	(111)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	53	122.00	6,466	(36)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	41	121.50	4,982	(60)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	133	123.00	16,359	(70)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	132	123.50	16,302	(47)
					(482)

Put Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	104	$121.00	12,584	(5)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	105	121.50	12,758	(10)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	53	122.00	6,466	(11)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	41	121.50	4,982	(8)
					(34)

Total Options Written (Premiums Received $483)					(516)

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short )	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2019	2,091	443,978	480

Short Futures Contracts
10-Year U.S. Treasury Note	March 2019	(2,145)	(262,695)	(1,316)
Ultra 10-Year U.S. Treasury Note	March 2019	(233)	(30,450)	(38)
5-Year U.S. Treasury Note	March 2019	(90)	(10,337)	(14)
Ultra Long U.S. Treasury Bond	March 2019	(53)	(8,540)	(64)
				(1,432)
				(952)

See accompanying Notes, which are an integral part of the Financial Statements.

58

Intermediate-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Interest[1]	153,880
Total Income	153,880
Expenses
The Vanguard Group—Note B
Investment Advisory Services	686
Management and Administrative—Investor Shares	1,460
Management and Administrative—Admiral Shares	3,924
Marketing and Distribution—Investor Shares	159
Marketing and Distribution—Admiral Shares	379
Custodian Fees	36
Auditing Fees	40
Shareholders’ Reports—Investor Shares	17
Shareholders’ Reports—Admiral Shares	42
Trustees’ Fees and Expenses	4
Total Expenses	6,747
Net Investment Income	147,133
Realized Net Gain (Loss)
Investment Securities Sold[1]	(147,015)
Futures Contracts	(10,598)
Purchased Options	(402)
Written Options	63
Realized Net Gain (Loss)	(157,952)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	194,599
Futures Contracts	874
Purchased Options	(7)
Written Options	319
Change in Unrealized Appreciation (Depreciation)	195,785
Net Increase (Decrease) in Net Assets Resulting from Operations	184,966

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $584,000, ($31,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	147,133	116,914
Realized Net Gain (Loss)	(157,952)	(69,107)
Change in Unrealized Appreciation (Depreciation)	195,785	(58,052)
Net Increase (Decrease) in Net Assets Resulting from Operations	184,966	(10,245)
Distributions
Net Investment Income
Investor Shares	(21,125)	(19,267)
Admiral Shares	(126,005)	(97,614)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(147,130)	(116,881)
Capital Share Transactions
Investor Shares	(134,125)	(198,622)
Admiral Shares	(158,042)	17,884
Net Increase (Decrease) from Capital Share Transactions	(292,167)	(180,738)
Total Increase (Decrease)	(254,331)	(307,864)
Net Assets
Beginning of Period	6,067,408	6,375,272
End of Period	5,813,077	6,067,408

See accompanying Notes, which are an integral part of the Financial Statements.

60

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.88	$11.11	$11.51	$11.66	$11.29
Investment Operations
Net Investment Income	.260[1]	.198[1]	.177	.188	.188
Net Realized and Unrealized Gain (Loss) on Investments	.081	(.230)	(.271)	(.057)	.410
Total from Investment Operations	.341	(.032)	(.094)	.131	.598
Distributions
Dividends from Net Investment Income	(.261)	(.198)	(.177)	(.188)	(.188)
Distributions from Realized Capital Gains	—	—	(.129)	(.093)	(.040)
Total Distributions	(.261)	(.198)	(.306)	(.281)	(.228)
Net Asset Value, End of Period	$10.96	$10.88	$11.11	$11.51	$11.66

Total Return[2]	3.20%	-0.31%	-0.84%	1.17%	5.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$837	$967	$1,185	$1,326	$1,391
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.42%	1.78%	1.53%	1.64%	1.66%
Portfolio Turnover Rate[3]	231%	181%	152%	142%	63%

1 Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes 35%, 6%, 3%, 34%, and 22% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

61

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.88	$11.11	$11.51	$11.66	$11.29
Investment Operations
Net Investment Income	.272[1]	.210[1]	.188	.199	.199
Net Realized and Unrealized Gain (Loss) on Investments	.080	(.230)	(.271)	(.057)	.410
Total from Investment Operations	.352	(.020)	(.083)	.142	.609
Distributions
Dividends from Net Investment Income	(.272)	(.210)	(.188)	(.199)	(.199)
Distributions from Realized Capital Gains	—	—	(.129)	(.093)	(.040)
Total Distributions	(.272)	(.210)	(.317)	(.292)	(.239)
Net Asset Value, End of Period	$10.96	$10.88	$11.11	$11.51	$11.66

Total Return[2]	3.30%	-0.21%	-0.74%	1.27%	5.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,976	$5,100	$5,190	$4,849	$4,287
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.52%	1.88%	1.63%	1.74%	1.76%
Portfolio Turnover Rate[3]	231%	181%	152%	142%	63%

1 Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes 35%, 6%, 3%, 34%, and 22% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

62

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2019, the fund’s average investments in long and short futures contracts represented 8% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

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Intermediate-Term Treasury Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2019, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At January 31, 2019, counterparties had deposited in segregated accounts securities with a value of $20,000 and cash with a value of $233,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

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Intermediate-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.      In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

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Intermediate-Term Treasury Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $323,000, representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.      Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,585,257	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	318,554	—
Temporary Cash Investments	24,520	—	—
Options Purchased	—	—	—
Options Written	(516)	—	—
Futures Contracts—Assets[1]	735	—	—
Futures Contracts—Liabilities[1]	(1,150)	—	—
Total	23,589	5,903,811	—

1 Represents variation margin on the last day of the reporting period.

D.      Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the realization of unrealized gains or losses on certain futures contracts and options; and payables for distributions.

66

Intermediate-Term Treasury Fund

As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	4,347
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(258,002)
Net Unrealized Gains (Losses)	54,615

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,873,716
Gross Unrealized Appreciation	70,664
Gross Unrealized Depreciation	(16,049)
Net Unrealized Appreciation (Depreciation)	54,615

E.      During the year ended January 31, 2019, the fund purchased $13,827,183,000 of investment securities and sold $14,016,882,000 of investment securities, other than temporary cash investments.

F.       Capital share transactions for each class of shares were:

	Year Ended January 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	187,620	17,368	223,142	20,010
Issued in Lieu of Cash Distributions	19,184	1,777	17,581	1,577
Redeemed	(340,929)	(31,640)	(439,345)	(39,398)
Net Increase (Decrease)—Investor Shares	(134,125)	(12,495)	(198,622)	(17,811)
Admiral Shares
Issued	1,151,931	106,887	1,260,285	112,952
Issued in Lieu of Cash Distributions	105,249	9,749	80,863	7,258
Redeemed	(1,415,222)	(131,219)	(1,323,264)	(118,721)
Net Increase (Decrease)—Admiral Shares	(158,042)	(14,583)	17,884	1,489

G.     Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

67

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
GNMA Fund Investor Shares	2.85%	2.25%	3.31%	$13,852
Bloomberg Barclays U.S. GNMA Bond Index	2.97	2.14	3.25	13,775
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	14,351

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
GNMA Fund Admiral Shares	2.95%	2.35%	3.42%	$69,968
Bloomberg Barclays U.S. GNMA Bond Index	2.97	2.14	3.25	68,874
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	71,754

See Financial Highlights for dividend and capital gains information.

68

GNMA Fund

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	0.87%	2.49%	2.85%	0.37%	3.22%
Admiral Shares	2/12/2001	0.97	2.59	2.95	0.37	3.32

69

GNMA Fund

Sector Diversification

As of January 31, 2019

Asset-Backed	1.0%
Commercial Mortgage-Backed	6.9
Government Mortgage-Backed	90.9
Treasury/Agency	1.2

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

70

GNMA Fund

Financial Statements

Statement of Net Assets

As of January 31, 2019

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (96.7%)
U.S. Government Securities (0.6%)
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/28	126,357	126,970

Conventional Mortgage-Backed Securities (88.8%)
1,2	Fannie Mae Pool	2.500%	10/1/26–8/1/46	18,675	18,059
1,2	Fannie Mae Pool	2.640%	12/1/31	15,381	14,336
1,2	Fannie Mae Pool	2.690%	10/1/27	33,670	32,587
1,2	Fannie Mae Pool	2.710%	9/1/31	7,110	6,685
1,2	Fannie Mae Pool	2.720%	9/1/31	1,437	1,352
1,2	Fannie Mae Pool	2.775%	11/1/27	3,420	3,308
1,2	Fannie Mae Pool	2.870%	1/1/28	44,966	43,984
1,2	Fannie Mae Pool	2.920%	2/1/28	7,502	7,362
1,2	Fannie Mae Pool	2.940%	12/1/27–12/1/29	70,161	68,660
1,2	Fannie Mae Pool	2.950%	6/1/31	1,925	1,844
1,2	Fannie Mae Pool	2.960%	1/1/28–6/1/31	62,990	60,727
1,2	Fannie Mae Pool	2.970%	12/1/27	6,559	6,464
1,2	Fannie Mae Pool	3.000%	4/1/25–1/1/31	—	—
1,2	Fannie Mae Pool	3.030%	5/1/29–2/1/30	37,800	36,925
1,2	Fannie Mae Pool	3.050%	7/1/31	2,000	1,938
1,2	Fannie Mae Pool	3.090%	3/1/30	8,775	8,641
1,2	Fannie Mae Pool	3.100%	9/1/29–2/1/33	41,830	40,361
1,2	Fannie Mae Pool	3.110%	11/1/27–2/1/28	23,000	22,817
1,2	Fannie Mae Pool	3.160%	12/1/32–2/1/33	28,358	27,700
1,2	Fannie Mae Pool	3.170%	1/1/30	19,944	19,544
1,2	Fannie Mae Pool	3.190%	9/1/29	3,725	3,613
1,2	Fannie Mae Pool	3.210%	3/1/29–1/1/33	26,325	25,419
1,2	Fannie Mae Pool	3.220%	1/1/33	21,282	21,079
1,2	Fannie Mae Pool	3.240%	3/1/28	6,269	6,296
1,2	Fannie Mae Pool	3.250%	5/1/32	16,500	16,185
1,2	Fannie Mae Pool	3.260%	1/1/33	10,920	10,807
1,2	Fannie Mae Pool	3.270%	7/1/30	40,538	40,272
1,2	Fannie Mae Pool	3.280%	5/1/29–5/1/29	45,800	45,727
1,2	Fannie Mae Pool	3.320%	7/1/30	14,103	14,113
1,2	Fannie Mae Pool	3.330%	4/1/32	10,818	10,613
1,2	Fannie Mae Pool	3.350%	1/1/30–11/1/30	15,147	15,164
1,2	Fannie Mae Pool	3.370%	4/1/28	6,000	6,084
1,2	Fannie Mae Pool	3.380%	4/1/28	6,000	6,088

71

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,2	Fannie Mae Pool	3.410%	5/1/32–2/1/33	22,025	21,550
1,2	Fannie Mae Pool	3.420%	4/1/31	1,475	1,482
1,2	Fannie Mae Pool	3.425%	2/1/30	15,850	15,994
1,2	Fannie Mae Pool	3.430%	6/1/30	1,269	1,281
1,2	Fannie Mae Pool	3.440%	7/1/28	17,583	17,607
1,2	Fannie Mae Pool	3.460%	4/1/28–9/1/29	13,754	13,983
1,2	Fannie Mae Pool	3.490%	7/1/30	9,662	9,791
1,2	Fannie Mae Pool	3.500%	5/1/28–1/1/49	22,266	22,928
1,2	Fannie Mae Pool	3.510%	3/1/33	7,125	7,224
1,2	Fannie Mae Pool	3.540%	5/1/28–6/1/30	6,862	7,047
1,2	Fannie Mae Pool	3.550%	2/1/30	8,875	9,050
1,2	Fannie Mae Pool	3.570%	5/1/28–10/1/29	12,543	12,894
1,2	Fannie Mae Pool	3.580%	7/1/30–1/1/31	12,620	12,852
1,2	Fannie Mae Pool	3.590%	9/1/30	50,357	51,159
1,2	Fannie Mae Pool	3.625%	4/1/30–4/1/30	27,406	28,110
1,2	Fannie Mae Pool	3.660%	7/1/30	15,150	15,201
1,2	Fannie Mae Pool	3.725%	4/1/33	9,744	9,943
1,2	Fannie Mae Pool	3.800%	7/1/30	6,300	6,557
1,2	Fannie Mae Pool	3.830%	6/1/34	3,262	3,371
1,2	Fannie Mae Pool	3.840%	8/1/30	7,600	7,904
1,2	Fannie Mae Pool	3.890%	5/1/30	14,029	14,566
1,2	Fannie Mae Pool	3.910%	8/1/33	11,910	12,195
1,2	Fannie Mae Pool	3.960%	5/1/34	6,013	6,291
1,2	Fannie Mae Pool	4.000%	5/1/46–6/1/46	7,805	7,994
1,2	Fannie Mae Pool	4.060%	3/1/29	3,938	4,122
1,2	Fannie Mae Pool	4.080%	2/1/29	2,883	3,036
1,2	Fannie Mae Pool	4.150%	10/1/28–1/1/31	73,451	77,311
1,2	Fannie Mae Pool	4.180%	11/1/30	29,219	30,577
1,2	Fannie Mae Pool	4.250%	10/1/28	1,219	1,301
1,2	Fannie Mae Pool	4.280%	11/1/28	5,201	5,555
1,2	Fannie Mae Pool	4.380%	10/1/28	9,564	10,285
1,2	Fannie Mae Pool	4.400%	8/1/28	2,159	2,325
1,2	Fannie Mae Pool	4.500%	12/1/40–3/1/44	2,878	3,017
1,2	Fannie Mae Pool	6.000%	7/1/22	3	3
1,2	Fannie Mae Pool	6.500%	2/1/29–5/1/40	2,243	2,399
1,2	Freddie Mac Gold Pool	3.000%	6/1/43–2/1/49	13,132	12,966
1,2	Freddie Mac Gold Pool	4.000%	9/1/30–4/1/44	7,059	7,269
1,2	Freddie Mac Gold Pool	4.500%	4/1/34–2/1/49	3,319	3,802
1,2	Freddie Mac Gold Pool	5.000%	12/1/27–2/1/49	22,528	24,037
1	Ginnie Mae I Pool	2.500%	11/15/42–9/15/43	89,897	87,194
1	Ginnie Mae I Pool	3.000%	1/15/26–2/1/49	1,048,973	1,043,766
1,3	Ginnie Mae I Pool	3.500%	7/15/39–6/15/48	952,552	966,591
1	Ginnie Mae I Pool	3.750%	7/15/42	3,237	3,311
1	Ginnie Mae I Pool	3.875%	5/15/42–6/15/42	5,426	5,593
1	Ginnie Mae I Pool	4.000%	6/15/19–2/1/48	1,039,789	1,075,420
1	Ginnie Mae I Pool	4.500%	4/15/33–1/15/45	612,614	643,945
1	Ginnie Mae I Pool	5.000%	1/15/30–2/1/48	544,643	574,385
1	Ginnie Mae I Pool	5.500%	9/15/23–7/15/41	389,017	413,399
1	Ginnie Mae I Pool	6.000%	2/15/24–2/1/49	203,109	216,471
1	Ginnie Mae I Pool	6.500%	4/15/23–7/15/40	145,652	152,202
1	Ginnie Mae I Pool	7.000%	11/15/31–11/15/36	43,403	48,098
1	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	21	22
1,3	Ginnie Mae I Pool	7.500%	10/15/31	16,544	18,709

72

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Ginnie Mae I Pool	8.000%	8/15/31	6,054	6,890
1	Ginnie Mae I Pool	8.500%	9/15/19–6/15/28	632	666
1	Ginnie Mae I Pool	9.000%	5/15/21	2	2
1	Ginnie Mae I Pool	9.500%	3/15/19–8/15/21	83	88
1	Ginnie Mae I Pool	10.000%	7/15/19	—	—
1	Ginnie Mae II Pool	1.500%	4/20/44–6/20/47	1,082	929
1	Ginnie Mae II Pool	2.000%	10/20/43–2/20/47	879	784
1	Ginnie Mae II Pool	2.500%	11/20/42–2/1/49	438,407	423,569
1	Ginnie Mae II Pool	3.000%	4/20/31–11/1/48	2,294,480	2,280,752
1,4,5	Ginnie Mae II Pool	3.500%	10/20/40–2/1/49	5,999,559	6,080,216
1,4	Ginnie Mae II Pool	4.000%	4/20/39–3/1/49	2,528,208	2,604,159
1	Ginnie Mae II Pool	4.500%	12/20/32–2/20/49	807,512	845,387
1	Ginnie Mae II Pool	5.000%	10/20/32–3/20/45	279,316	297,495
1	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	30,530	32,357
1	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	39,440	42,334
1	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	1,077	1,191
1	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	93	104
					19,015,762
Nonconventional Mortgage-Backed Securities (7.3%)
1,2	Fannie Mae Pool	2.327%	8/1/43	11,646	11,521
1,2	Fannie Mae Pool	2.800%	9/1/44	11,288	11,225
1,2	Fannie Mae REMICS	2.000%	9/25/42	11,622	11,047
1,2	Fannie Mae REMICS	2.500%	10/25/42	12,658	12,296
1,2	Fannie Mae REMICS	3.000%	6/25/43–2/25/57	138,556	135,072
1,2	Fannie Mae REMICS	3.500%	7/25/44–12/25/58	118,845	120,442
1,2	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	4,199	4,590
1,2	Freddie Mac Non Gold Pool	2.255%	9/1/43	8,555	8,438
1,2	Freddie Mac Non Gold Pool	2.264%	8/1/43	17,868	17,637
1,2	Freddie Mac Non Gold Pool	2.671%	10/1/44	22,034	21,738
1,2	Freddie Mac Non Gold Pool	2.745%	7/1/44	5,617	5,550
1,2	Freddie Mac Non Gold Pool	2.833%	10/1/44	10,318	10,202
1,2	Freddie Mac Non Gold Pool	2.896%	4/1/44	11,488	11,891
1,2	Freddie Mac Non Gold Pool	2.927%	9/1/44	6,889	7,096
1,2	Freddie Mac Non Gold Pool	3.082%	10/1/44	16,391	16,717
1,2	Freddie Mac REMICS	2.000%	4/15/42	11,073	10,467
1,2	Freddie Mac REMICS	3.000%	8/15/42–3/15/48	98,176	91,265
1,2	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	11,369	12,470
1	Ginnie Mae REMICS	2.000%	7/20/42	55,508	52,472
1	Ginnie Mae REMICS	2.350%	5/17/46	34,819	33,751
1	Ginnie Mae REMICS	2.375%	4/20/44	7,577	7,327
1	Ginnie Mae REMICS	2.500%	12/16/39–11/20/45	70,342	64,676
1	Ginnie Mae REMICS	2.650%	11/17/48	16,043	15,477
1,6	Ginnie Mae REMICS	2.703%	2/20/37	2,991	2,980
1	Ginnie Mae REMICS	3.000%	3/20/40–5/20/47	96,537	91,761
1	Ginnie Mae REMICS	3.000%	4/20/47	13,110	11,959
1	Ginnie Mae REMICS	3.250%	8/20/44	8,237	7,705
1	Ginnie Mae REMICS	3.500%	7/20/43–9/20/44	32,264	32,408
1	Ginnie Mae REMICS	4.500%	6/20/39	3,870	4,164
1	Ginnie Mae REMICS	5.000%	6/16/37	13,452	14,782
1	Ginnie Mae REMICS	5.500%	8/16/36	11,856	12,897
1	Government National Mortgage Assn.	1.750%	10/20/42	6,504	6,107
1	Government National Mortgage Assn.	2.000%	10/20/44	4,382	4,087

73

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Government National Mortgage Assn.	2.250%	2/20/44–3/16/45	49,268	46,904
1	Government National Mortgage Assn.	2.500%	5/20/41–1/20/48	194,127	188,034
1	Government National Mortgage Assn.	2.750%	6/16/43	25,261	25,026
1	Government National Mortgage Assn.	3.000%	6/20/39–1/20/48	405,819	402,073
1,§	Government National Mortgage Assn.	3.500%	8/16/44–2/20/49	21,574	21,420
1	Government National Mortgage Assn.	3.750%	12/16/39	1,920	1,996
					1,567,670
Total U.S. Government and Agency Obligations (Cost $20,847,708)					20,710,402
Asset-Backed/Commercial Mortgage-Backed Securities (1.0%)
1,2,7	Fannie Mae-Aces 2018-M3 A2	3.090%	2/25/30	107,935	105,966
1,2	Fannie Mae-Aces 2018-M2	2.902%	1/25/28	77,000	75,064
1,2,7	FHLMC Multifamily Structured
	Pass Through Certificates K082	3.920%	9/25/28	33,370	35,222
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $213,431)					216,252
Temporary Cash Investments (3.6%)
Repurchase Agreements (3.4%)
	Bank of America Securities, LLC (Dated 1/31/19, Repurchase Value $67,505,000, collateralized by Federal Home Loan Mortgage Corp., 4.000%, 8/1/2047, and Federal National Mortgage Assn., 4.000%, 8/1/2048, with a value of $68,850,000)	2.570%	2/1/19	67,500	67,500
	Barclays Capital Inc. (Dated 1/31/19, Repurchase Value $51,604,000, collateralized by U.S. Treasury Note/Bond, 2.500%, 3/31/2023, with a value of $52,632,000)	2.550%	2/1/19	51,600	51,600
	HSBC Bank USA (Dated 1/31/19, Repurchase Value $20,401,000, collateralized by Federal National Mortgage Assn., 3.500%–5.500%, 9/1/2042–8/1/2048, with a value of $20,808,000)	2.570%	2/1/19	20,400	20,400
	Natixis (Dated 1/31/19, Repurchase Value $342,824,000, collateralized by U.S. Treasury Note/Bond, 0.375%–3.000%, 5/15/2020–7/15/2027, with a value of $349,656,000)	2.540%	2/1/19	342,800	342,800
	Societe Generale (Dated 1/31/19, Repurchase Value $71,105,000, collateralized by U.S. Treasury Note/Bond 1.625%–2.500%, 9/30/2020–8/15/2046, with a value of $72,522,000)	2.530%	2/1/19	71,100	71,100

74

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Citigroup Global Markets Inc. (Dated 1/31/19, Repurchase Value $37,003,000, collateralized by U.S. Treasury Bill, 0.000%, 4/11/2019–10/10/2019, and U.S. Treasury Note/Bond, 1.625%, 2/15/2026, with a value of $37,740,000)	2.550%	2/1/19	37,000	37,000
	HSBC Bank USA (Dated 1/31/19, Repurchase Value $59,904,000, collateralized by U.S. Treasury Bill, 0.000%, 3/28/2019–1/30/2020, and U.S. Treasury Note/Bond 1.375%–2.875%, 3/31/2019–9/30/2023, with a value of $61,098,000)	2.560%	2/1/19	59,900	59,900
	TD Securities (USA) LLC (Dated 1/31/19, Repurchase Value $8,001,000, collateralized by Federal Home Loan Mortgage Corp., 4.500%, 1/1/49, with a value of $8,160,000)	2.560%	2/1/19	8,000	8,000
	Wells Fargo & Co. (Dated 1/31/19, Repurchase Value $70,605,000, collateralized by Federal Home Loan Mortgage Corp., 5.000%, 4/1/2048, and Federal National Mortgage Assn., 2.500%–4.000%, 1/1/2023–1/1/2048, with a value of $72,012,000)	2.590%	2/1/19	70,600	70,600
					728,900

				Shares
Money Market Fund (0.2%)
8	Vanguard Market Liquidity Fund	2.572%		372,219	37,222
Total Temporary Cash Investments (Cost $766,122)					766,122
Total Investments (101.3%) (Cost $21,827,261)					21,692,776

75

GNMA Fund

Market
Value•
($000)
Other Assets and Liabilities (-1.3%)
Other Assets[9]	2,582,835
Liabilities	(2,854,988)
(272,153)
Net Assets (100%)	21,420,623

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	21,655,554
Affiliated Issuers	37,222
Total Investments in Securities	21,692,776
Investment in Vanguard	1,175
Receivables for Investment Securities Sold	2,499,593
Receivables for Accrued Income	67,388
Receivables for Capital Shares Issued	6,463
Variation Margin Receivable—Futures Contracts	4,572
Other Assets[9]	3,644
Total Assets	24,275,611
Liabilities
Payables for Investment Securities Purchased	2,790,210
Payables to Investment Advisor	531
Payables for Capital Shares Redeemed	13,313
Payables for Distributions	8,489
Payables to Vanguard	30,051
Variation Margin Payable—CC Swap Contracts	8,800
Other Liabilities	3,594
Total Liabilities	2,854,988
Net Assets	21,420,623

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GNMA Fund

At January 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	22,020,056
Total Distributable Earnings (Loss)	(599,433)
Net Assets	21,420,623

Investor Shares—Net Assets
Applicable to 651,582,473 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,714,855
Net Asset Value Per Share—Investor Shares	$10.31

Admiral Shares—Net Assets
Applicable to 1,426,988,007 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	14,705,768
Net Asset Value Per Share—Admiral Shares	$10.31

•	See Note A in Notes to Financial Statements.
§	Certain of the fund’s securities are valued using significant unobservable inputs.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
2

The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3	Securities with a value of $20,183,000 have been segregated as initial margin for open futures contracts.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2019.
5	Securities with a value of $80,285,000 have been segregated as initial margin for open cleared swap contracts.
6	Adjustable-rate security based upon 1-month USD LIBOR + 0.200%.
7	Adjustable-rate security.
8	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
9	Cash of $1,445,000 has been segregated as collateral for certain open To Be Announced (TBA) transactions.
REMICS—Real Estate Mortgage Investment Conduits.
CC—Centrally Cleared.

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GNMA Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

					($000)
					Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
2-Year U.S. Treasury Note	March 2019	2,833		601,526	428
Ultra 10-Year U.S. Treasury Note	March 2019	2,644		345,538	7,528
5-Year U.S. Treasury Note	March 2019	1,749		200,889	1,049
Ultra Long U.S. Treasury Bond	March 2019	1,126		181,427	(859)
10-Year U.S. Treasury Note	March 2019	325		39,802	309
					8,455

Centrally Cleared Interest Rate Swaps

			Fixed		Floating
			Interest		Interest
			Rate		Rate			Unrealized
	Future	Notional	Received		Received			Appreciation
	Effective	Amount	(Paid	)[1]	(Paid	)[2]	Value	(Depreciation )
Termination Date	Date	($000)	(%	)	(%	)	($000)	($000)
4/30/25	N/A	521,800	(3.000)		2.751		(13,572)	(13,568)
3/15/28	N/A	130,575	(2.893)		2.788		(2,772)	(2,772)
3/21/28	N/A	645,074	(2.250)		2.790		20,338	11,862
6/19/28	N/A	190,535	(3.002)		2.801		(5,760)	(5,759)
5/16/44	3/29/19[3]	172,465	(2.810)		0.000		(120)	(236)
							(1,886)	(10,473)

1	Fixed interest payment received/paid semiannually.
2	Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid quarterly.
3	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Interest[1]	701,194
Total Income	701,194
Expenses
Investment Advisory Fees—Note B	2,208
The Vanguard Group—Note C
Management and Administrative—Investor Shares	12,894
Management and Administrative—Admiral Shares	14,003
Marketing and Distribution—Investor Shares	926
Marketing and Distribution—Admiral Shares	867
Custodian Fees	400
Auditing Fees	42
Shareholders’ Reports—Investor Shares	106
Shareholders’ Reports—Admiral Shares	117
Trustees’ Fees and Expenses	30
Total Expenses	31,593
Net Investment Income	669,601
Realized Net Gain (Loss)
Investment Securities Sold[1]	(188,873)
Futures Contracts	(32,601)
Swap Contracts	38,206
Realized Net Gain (Loss)	(183,268)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	127,827
Futures Contracts	36,104
Swap Contracts	(57,171)
Change in Unrealized Appreciation (Depreciation)	106,760
Net Increase (Decrease) in Net Assets Resulting from Operations	593,093

1  Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $8,855,000, ($61,000), and ($1,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	669,601	691,432
Realized Net Gain (Loss)	(183,268)	(100,375)
Change in Unrealized Appreciation (Depreciation)	106,760	(339,281)
Net Increase (Decrease) in Net Assets Resulting from Operations	593,093	251,776
Distributions
Net Investment Income
Investor Shares	(205,195)	(209,136)
Admiral Shares	(461,404)	(476,434)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(666,599)	(685,570)
Capital Share Transactions
Investor Shares	(859,525)	(260,422)
Admiral Shares	(1,735,093)	(823,487)
Net Increase (Decrease) from Capital Share Transactions	(2,594,618)	(1,083,909)
Total Increase (Decrease)	(2,668,124)	(1,517,703)
Net Assets
Beginning of Period	24,088,747	25,606,450
End of Period	21,420,623	24,088,747

See accompanying Notes, which are an integral part of the Financial Statements.

80

GNMA Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.32	$10.51	$10.77	$10.88	$10.61
Investment Operations
Net Investment Income	.298 [1]	.284 [1]	.236	.249	.275
Net Realized and Unrealized Gain (Loss) on Investments	(.011)	(.193)	(.183)	(.055)	.278
Total from Investment Operations	.287	.091	.053	.194	.553
Distributions
Dividends from Net Investment Income	(.297)	(.281)	(.237)	(.250)	(.274)
Distributions from Realized Capital Gains	—	—	(.076)	(.054)	(.009)
Total Distributions	(.297)	(.281)	(.313)	(.304)	(.283)
Net Asset Value, End of Period	$10.31	$10.32	$10.51	$10.77	$10.88

Total Return[2]	2.85%	0.85%	0.49%	1.83%	5.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,715	$7,598	$7,993	$8,483	$9,163
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to Average Net Assets	2.93%	2.70%	2.19%	2.33%	2.56%
Portfolio Turnover Rate[3]	415%	620%	926%	706%	685%

1         Calculated based on average shares outstanding.

2         Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3         Includes 200%, 156%, 300%, 219%, and 268% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.32	$10.51	$10.77	$10.88	$10.61
Investment Operations
Net Investment Income	.309 [1]	.294 [1]	.247	.260	.286
Net Realized and Unrealized Gain (Loss) on Investments	(.012)	(.192)	(.183)	(.055)	.278
Total from Investment Operations	.297	.102	.064	.205	.564
Distributions
Dividends from Net Investment Income	(.307)	(.292)	(.248)	(.261)	(.285)
Distributions from Realized Capital Gains	—	—	(.076)	(.054)	(.009)
Total Distributions	(.307)	(.292)	(.324)	(.315)	(.294)
Net Asset Value, End of Period	$10.31	$10.32	$10.51	$10.77	$10.88

Total Return[2]	2.95%	0.95%	0.59%	1.93%	5.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,706	$16,491	$17,613	$17,419	$17,544
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	3.03%	2.80%	2.29%	2.43%	2.66%
Portfolio Turnover Rate[3]	415%	620%	926%	706%	685%

1  Calculated based on average shares outstanding.

2  Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3  Includes 200%, 156%, 300%, 219%, and 268% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

82

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2019, the fund’s average investments in long and short futures contracts represented 6% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

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GNMA Fund

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2019, the average amount of investments in interest rate swaps represented 7% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a

84

GNMA Fund

credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements

At January 31, 2019, counterparties had deposited in segregated accounts securities with a value of $1,277,000 and cash with a value of $5,910,000 in connection with TBA transactions.

5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

6. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

85

GNMA Fund

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2019, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

86

GNMA Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $1,175,000, representing 0.01% of the fund’s net assets and 0.47% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	20,709,073	1,329
Asset-Backed/Commercial Mortgage-Backed Securities	—	216,252	—
Temporary Cash Investments	37,222	728,900	—
Futures Contracts—Assets[1]	4,572	—	—
Swap Contracts—Liabilities[1]	(8,800)	—	—
Total	32,994	21,654,225	1,329

1 Represents variation margin on the last day of the reporting period.

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences

87

GNMA Fund

are primarily related to the tax deferral of losses on wash sales and straddles; the realization of unrealized gains or losses on certain futures contracts; and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	36,728
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(453,414)
Net Unrealized Gains (Losses)	(145,736)

As of Januray 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	21,828,038
Gross Unrealized Appreciation	227,790
Gross Unrealized Depreciation	(373,526)
Net Unrealized Appreciation (Depreciation)	(145,736)

F.  During the year ended January 31, 2019, the fund purchased $92,025,511,000 of investment securities and sold $94,909,804,000 of investment securities, other than temporary cash investments.

G.  Capital share transactions for each class of shares were:

	Year Ended January 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	647,412	63,535	1,032,418	98,416
Issued in Lieu of Cash Distributions	187,345	18,362	193,951	18,459
Redeemed	(1,694,282)	(166,309)	(1,486,791)	(141,482)
Net Increase (Decrease)—Investor Shares	(859,525)	(84,412)	(260,422)	(24,607)
Admiral Shares
Issued	1,687,263	165,487	2,267,131	215,668
Issued in Lieu of Cash Distributions	364,477	35,717	372,462	35,450
Redeemed	(3,786,833)	(371,649)	(3,463,080)	(329,749)
Net Increase (Decrease)—Admiral Shares	(1,735,093)	(170,445)	(823,487)	(78,631)

H.  Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

88

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2019
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Treasury Fund Investor Shares	2.05%	4.69%	4.99%	$16,271
Bloomberg Barclays U.S. Long Treasury Bond Index	2.12	4.94	5.10	16,451
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	14,351

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Long-Term Treasury Fund Admiral Shares	2.16%	4.79%	5.10%	$82,207
Bloomberg Barclays U.S. Long Treasury Bond Index	2.12	4.94	5.10	82,256
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	71,754

See Financial Highlights for dividend and capital gains information.

89

Long-Term Treasury Fund

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	-1.90%	5.86%	3.18%	0.83%	4.01%
Admiral Shares	2/12/2001	-1.81	5.97	3.29	0.83	4.12

90

Long-Term Treasury Fund

Sector Diversification

As of January 31, 2019

Government Mortgage-Backed	3.3%
Treasury/Agency	96.7

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

91

Long-Term Treasury Fund

Financial Statements

Statement of Net Assets

As of January 31, 2019

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (101.2%)
U.S. Government Securities (95.6%)
United States Treasury Note/Bond	5.250%	2/15/29	23,000	28,236
United States Treasury Note/Bond	6.125%	8/15/29	5,000	6,587
United States Treasury Note/Bond	4.500%	2/15/36	21,500	26,637
United States Treasury Note/Bond	4.750%	2/15/37	12,500	16,016
United States Treasury Note/Bond	4.250%	5/15/39	43,000	52,178
United States Treasury Note/Bond	4.500%	8/15/39	38,500	48,233
United States Treasury Note/Bond	4.375%	11/15/39	52,000	64,098
United States Treasury Note/Bond	4.625%	2/15/40	61,000	77,727
United States Treasury Note/Bond	4.375%	5/15/40	59,250	73,118
United States Treasury Note/Bond	3.875%	8/15/40	45,000	51,933
United States Treasury Note/Bond	4.250%	11/15/40	53,222	64,648
United States Treasury Note/Bond	4.750%	2/15/41	52,700	68,387
United States Treasury Note/Bond	4.375%	5/15/41	41,000	50,693
United States Treasury Note/Bond	3.750%	8/15/41	33,000	37,393
United States Treasury Note/Bond	3.125%	11/15/41	25,076	25,797
United States Treasury Note/Bond	3.125%	2/15/42	19,000	19,534
United States Treasury Note/Bond	3.000%	5/15/42	30,000	30,169
United States Treasury Note/Bond	2.750%	8/15/42	50,000	48,101
United States Treasury Note/Bond	2.750%	11/15/42	70,650	67,890
United States Treasury Note/Bond	3.125%	2/15/43	74,000	75,850
United States Treasury Note/Bond	2.875%	5/15/43	97,911	96,013
United States Treasury Note/Bond	3.625%	8/15/43	93,553	103,961
United States Treasury Note/Bond	3.750%	11/15/43	116,008	131,505
United States Treasury Note/Bond	3.625%	2/15/44	116,000	129,050
United States Treasury Note/Bond	3.375%	5/15/44	93,500	99,913
United States Treasury Note/Bond	3.125%	8/15/44	81,500	83,512
United States Treasury Note/Bond	3.000%	11/15/44	81,229	81,407
United States Treasury Note/Bond	2.500%	2/15/45	92,350	84,024
United States Treasury Note/Bond	3.000%	5/15/45	76,007	76,173
United States Treasury Note/Bond	2.875%	8/15/45	88,170	86,228
United States Treasury Note/Bond	3.000%	11/15/45	70,500	70,633
United States Treasury Note/Bond	2.500%	2/15/46	92,450	83,811
United States Treasury Note/Bond	2.500%	5/15/46	88,223	79,925
United States Treasury Note/Bond	2.250%	8/15/46	85,000	72,954
United States Treasury Note/Bond	2.875%	11/15/46	88,126	86,089
United States Treasury Note/Bond	3.000%	2/15/47	94,750	94,839
United States Treasury Note/Bond	3.000%	5/15/47	104,250	104,201
United States Treasury Note/Bond	2.750%	8/15/47	101,600	96,583

92

Long-Term Treasury Fund

					Face	Market
				Maturity	Amount	Value•
			Coupon	Date	($000)	($000)
		United States Treasury Note/Bond	2.750%	11/15/47	106,750	101,412
		United States Treasury Note/Bond	3.000%	2/15/48	114,200	114,004
		United States Treasury Note/Bond	3.125%	5/15/48	121,750	124,547
		United States Treasury Note/Bond	3.000%	8/15/48	116,000	115,819
1		United States Treasury Note/Bond	3.375%	11/15/48	120,000	128,794
						3,178,622
Agency Bonds and Notes (2.2%)
2		Fannie Mae Interest Strip	0.000%	5/15/29	4,592	3,315
2		Fannie Mae Principal Strip	0.000%	5/15/30	25,912	18,065
2		Federal Home Loan Mortgage Corp.	0.000%	12/14/29	20,000	14,147
2		Freddie Mac Coupon Strips	0.000%	3/15/28	1,771	1,332
2		Freddie Mac Coupon Strips	0.000%	9/15/28	1,000	739
2		Freddie Mac Coupon Strips	0.000%	1/15/30	15,658	11,021
2		Freddie Mac Coupon Strips	0.000%	3/15/30	12,896	9,029
		Resolution Funding Corp. Interest Strip	0.000%	4/15/28	21,802	16,486
						74,134
Conventional Mortgage-Backed Securities (2.9%)
2,3,4		Fannie Mae Pool	4.000%	1/1/49–3/1/49	78,000	79,788
2,3,4		Fannie Mae Pool	5.000%	10/1/48–4/1/49	16,000	16,824
2,3		Fannie Mae Pool	6.000%	2/1/26–11/1/28	10	11
						96,623
Nonconventional Mortgage-Backed Securities (0.5%)
2,3,5		Fannie Mae REMICS 2016-1,
		1M USD LIBOR + 0.350%	2.860%	2/25/46	5,438	5,413
2,3,5		Fannie Mae REMICS 2016-6,
		1M USD LIBOR + 0.450%	2.960%	2/25/46	3,731	3,753
2,3,5		Freddie Mac REMICS,
		1M USD LIBOR + 0.400%	2.909%	5/15/46	3,559	3,572
2,3,5		Freddie Mac REMICS,
		1M USD LIBOR + 0.450%	2.959%	10/15/46	3,459	3,475
						16,213
Total U.S. Government and Agency Obligations (Cost $3,296,463)						3,365,592

					Shares
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
6		Vanguard Market Liquidity Fund (Cost $23,942)		2.572%	239,437	23,944

					Notional
		Expiration		Exercise	Amount
		Date	Contracts	Price	($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Put Options
	10-Year U.S. Treasury Note Futures Contracts	2/22/19	60	$119.00	7,140	—
Total Options Purchased (Cost $4)						—
Total Investments (101.9%) (Cost $3,320,409)						3,389,536

93

Long-Term Treasury Fund

Market
Value•
($000)
Other Assets and Liabilities (-1.9%)
Other Assets	376,586
Liabilities	(440,152)
(63,566)
Net Assets (100%)	3,325,970

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,365,592
Affiliated Issuers	23,944
Options Purchased	—
Total Investments in Securities	3,389,536
Investment in Vanguard	181
Receivables for Investment Securities Sold	324,746
Receivables for Accrued Income	34,301
Receivables for Capital Shares Issued	16,648
Variation Margin Receivable—Futures Contracts	614
Other Assets	96
Total Assets	3,766,122
Liabilities
Payables for Investment Securities Purchased	434,434
Payables for Capital Shares Redeemed	1,666
Payables for Distributions	869
Payables to Vanguard	2,515
Options Written, at Value[7]	289
Variation Margin Payable—Futures Contracts	377
Other Liabilities	2
Total Liabilities	440,152
Net Assets	3,325,970

94

Long-Term Treasury Fund

At January 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	3,333,188
Total Distributable Earnings (Loss)	(7,218)
Net Assets	3,325,970

Investor Shares—Net Assets
Applicable to 66,948,809 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	793,744
Net Asset Value Per Share—Investor Shares	$11.86

Admiral Shares—Net Assets
Applicable to 213,571,954 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,532,226
Net Asset Value Per Share—Admiral Shares	$11.86

•    See Note A in Notes to Financial Statements.

1   Securities with a value of $1,792,000 have been segregated as initial margin for open futures contracts.

2     The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3     The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4     Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2019.

5     Adjustable-rate security based upon 1-month USD LIBOR plus spread.

6     Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7     Includes premium received of $270,000.

REMICS—Real Estate Mortgage Investment Conduits.

95

Long-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	58	$121.00	7,018	(88)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	58	121.50	7,047	(61)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	30	122.00	3,660	(20)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	23	121.50	2,795	(34)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	75	123.00	9,225	(40)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	75	123.50	9,263	(27)
					(270)

Put Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	58	$121.00	7,018	(3)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	58	121.50	7,047	(5)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	30	122.00	3,660	(6)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	23	121.50	2,795	(5)
					(19)

Total Options Written (Premiums Received $270)					(289)

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2019	1,167	247,787	268
Ultra Long U.S. Treasury Bond	March 2019	89	14,340	62
30-Year U.S. Treasury Bond	March 2019	43	6,308	82
				412

Short Futures Contracts
5-Year U.S. Treasury Note	March 2019	(1,102)	(126,575)	(339)
10-Year U.S. Treasury Note	March 2019	(93)	(11,390)	(10)
Ultra 10-Year U.S. Treasury Note	March 2019	(64)	(8,364)	(39)
				(388)
				24

See accompanying Notes, which are an integral part of the Financial Statements.

96

Long-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Interest[1]	101,629
Total Income	101,629
Expenses
The Vanguard Group—Note B
Investment Advisory Services	385
Management and Administrative—Investor Shares	1,315
Management and Administrative—Admiral Shares	1,945
Marketing and Distribution—Investor Shares	135
Marketing and Distribution—Admiral Shares	189
Custodian Fees	28
Auditing Fees	37
Shareholders’ Reports—Investor Shares	30
Shareholders’ Reports—Admiral Shares	21
Trustees’ Fees and Expenses	2
Total Expenses	4,087
Net Investment Income	97,542
Realized Net Gain (Loss)
Investment Securities Sold[1]	(71,661)
Futures Contracts	(3,065)
Purchased Options	(223)
Written Options	31
Realized Net Gain (Loss)	(74,918)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	36,778
Futures Contracts	1,329
Purchased Options	(4)
Written Options	183
Change in Unrealized Appreciation (Depreciation)	38,286
Net Increase (Decrease) in Net Assets Resulting from Operations	60,910

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $392,000, ($3,000), and $3,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

97

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	97,542	97,127
Realized Net Gain (Loss)	(74,918)	52,940
Change in Unrealized Appreciation (Depreciation)	38,286	(8,932)
Net Increase (Decrease) in Net Assets Resulting from Operations	60,910	141,135
Distributions
Net Investment Income
Investor Shares	(22,930)	(26,119)
Admiral Shares	(74,609)	(70,970)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(97,539)	(97,089)
Capital Share Transactions
Investor Shares	(78,880)	(129,575)
Admiral Shares	(28,926)	52,182
Net Increase (Decrease) from Capital Share Transactions	(107,806)	(77,393)
Total Increase (Decrease)	(144,435)	(33,347)
Net Assets
Beginning of Period	3,470,405	3,503,752
End of Period	3,325,970	3,470,405

See accompanying Notes, which are an integral part of the Financial Statements.

98

Long-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding Throughout Each Period			Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.96	$11.79	$12.80	$14.19	$11.55
Investment Operations
Net Investment Income	.334[1]	.328[1]	.332	.351	.372
Net Realized and Unrealized Gain (Loss) on Investments	(.100)	.170	(.725)	(1.070)	2.833
Total from Investment Operations	.234	.498	(.393)	(.719)	3.205
Distributions
Dividends from Net Investment Income	(.334)	(.328)	(.332)	(.351)	(.372)
Distributions from Realized Capital Gains	—	—	(.285)	(.320)	(.193)
Total Distributions	(.334)	(.328)	(.617)	(.671)	(.565)
Net Asset Value, End of Period	$11.86	$11.96	$11.79	$12.80	$14.19

Total Return[2]	2.05%	4.21%	-3.21%	-4.91%	28.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$794	$882	$995	$1,148	$1,318
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.89%	2.70%	2.53%	2.76%	3.02%
Portfolio Turnover Rate[3]	122%	103%[4]	94%	117%	59%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes 34%, 6%, 3%, 36%, and 22% attributable to mortgage-dollar-roll activity.

4   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding Throughout Each Period			Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.96	$11.79	$12.80	$14.19	$11.55
Investment Operations
Net Investment Income	.346[1]	.340[1]	.345	.363	.384
Net Realized and Unrealized Gain (Loss) on Investments	(.100)	.170	(.725)	(1.070)	2.833
Total from Investment Operations	.246	.510	(.380)	(.707)	3.217
Distributions
Dividends from Net Investment Income	(.346)	(.340)	(.345)	(.363)	(.384)
Distributions from Realized Capital Gains	—	—	(.285)	(.320)	(.193)
Total Distributions	(.346)	(.340)	(.630)	(.683)	(.577)
Net Asset Value, End of Period	$11.86	$11.96	$11.79	$12.80	$14.19

Total Return[2]	2.16%	4.32%	-3.12%	-4.81%	28.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,532	$2,588	$2,509	$2,400	$2,448
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.99%	2.80%	2.63%	2.86%	3.12%
Portfolio Turnover Rate[3]	122%	103%[4]	94%	117%	59%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes 34%, 6%, 3%, 36%, and 22% attributable to mortgage-dollar-roll activity.

4   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2019, the fund’s average investments in long and short futures contracts represented 5% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

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Long-Term Treasury Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2019, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At January 31, 2019, counterparties had deposited in segregated accounts securities with a value of $276,000 and cash with a value of $154,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

102

Long-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

103

Long-Term Treasury Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $181,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,365,592	—
Temporary Cash Investments	23,944	—	—
Options Purchased	—	—	—
Options Written	(289)	—	—
Futures Contracts—Assets[1]	614	—	—
Futures Contracts—Liabilities[1]	(377)	—	—
Total	23,892	3,365,592	—

1 Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles;

104

Long-Term Treasury Fund

the realization of unrealized gains or losses on certain futures contracts and options; and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	3,209
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(75,693)
Net Unrealized Gains (Losses)	68,429

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,321,107
Gross Unrealized Appreciation	91,541
Gross Unrealized Depreciation	(23,112)
Net Unrealized Appreciation (Depreciation)	68,429

E.  During the year ended January 31, 2019, the fund purchased $4,088,736,000 of investment securities and sold $4,117,661,000 of investment securities, other than temporary cash investments.

F.  Capital share transactions for each class of shares were:

	Year Ended January 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	144,259	12,425	184,444	15,192
Issued in Lieu of Cash Distributions	21,523	1,850	24,600	2,025
Redeemed	(244,662)	(21,087)	(338,619)	(27,882)
Net Increase (Decrease)—Investor Shares	(78,880)	(6,812)	(129,575)	(10,665)
Admiral Shares
Issued	656,780	56,574	867,209	71,229
Issued in Lieu of Cash Distributions	64,936	5,585	61,115	5,029
Redeemed	(750,642)	(64,939)	(876,142)	(72,736)
Net Increase (Decrease)—Admiral Shares	(28,926)	(2,780)	52,182	3,522

G. Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

105

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities and statements of net assets of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund (five of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the “Funds”) as of January 31, 2019, the related statements of operations for the year ended January 31, 2019, the statements of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2019 and each of the financial highlights for each of the five years in the period ended January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2018 tax information (unaudited) for Vanguard Short-Term Treasury Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 97.1% of income dividends are interest-related dividends.

Special 2018 tax information (unaudited) for Vanguard Short-Term Federal Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 96.4% of income dividends are interest-related dividends.

Special 2018 tax information (unaudited) for Vanguard Intermediate-Term Treasury Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 98.8% of income dividends are interest-related dividends.

Special 2018 tax information (unaudited) for Vanguard GNMA Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.3% of income dividends are interest-related dividends.

Special 2018 tax information (unaudited) for Vanguard Long-Term Treasury Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.2% of income dividends are interest-related dividends.

107

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index, Bloomberg Barclays U.S. 1–5 Year Government Bond Index, Bloomberg Barclays U.S. 5–10 Year Treasury Bond Index, Bloomberg Barclays U.S. GNMA Bond Index, and Bloomberg Barclays U.S. Long Treasury Bond Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the U.S. Government Bond Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the U.S. Government Bond Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the U.S. Government Bond Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the U.S. Government Bond Funds or the owners of the U.S. Government Bond Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the U.S. Government Bond Funds. Investors acquire the U.S. Government Bond Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the U.S. Government Bond Funds. The U.S. Government Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the U.S. Government Bond Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the U.S. Government Bond Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the U.S. Government Bond Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the U.S. Government Bond Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the U.S. Government Bond Funds.

108

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the U.S. Government Bond Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the U.S. Government Bond Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USEOF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE U.S. GOVERNMENT BOND FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2007) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufac-turing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

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© 2019 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Q320 032019

Annual Report | January 31, 2019

Vanguard Corporate Bond Funds

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	9
Short-Term Investment-Grade Fund	11
Intermediate-Term Investment-Grade Fund	54
Long-Term Investment-Grade Fund	91
High-Yield Corporate Fund	122

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

February 19, 2019

Your Fund’s Performance at a Glance

•   The fiscal year ended January 31, 2019, was a challenging period for corporate bonds as investors turned more risk averse. Returns of the funds in this report ranged from –1.45% for Investor Shares of Vanguard Long-Term Investment-Grade Fund to 2.41% for Admiral Shares of Vanguard Intermediate-Term Investment-Grade Fund. The funds’ results versus their benchmarks were mixed.

•   For Vanguard Short-Term Investment-Grade Fund and the Intermediate-Term Fund, out-of-benchmark positions in asset-backed securities and U.S. Treasuries, a tilt toward higher-quality bonds, and an allocation to emerging-market sovereigns and quasi-sovereigns added value. Security selection and duration hurt the Short-Term Fund.

•   For the Long-Term Fund, security selection and allocations to taxable municipal bonds and emerging-market sovereigns and quasi-sovereigns more than offset a drag from an allocation to BBB-rated bonds.

•   Security selection in Vanguard High-Yield Corporate Fund was the main detractor from its relative performance for the period.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-2.17%	14.14%	10.68%
Russell 2000 Index (Small-caps)	-3.52	14.71	7.26
Russell 3000 Index (Broad U.S. market)	-2.26	14.19	10.41
FTSE All-World ex US Index (International)	-12.52	9.68	3.47

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.25%	1.95%	2.44%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.26	2.15	3.57
FTSE Three-Month U.S. Treasury Bill Index	1.96	1.05	0.63

CPI
Consumer Price Index	1.55%	2.04%	1.48%

Advisors’ Report

Vanguard Fixed Income Group

For the Short-, Intermediate-, and Long-Term Investment-Grade Funds

Growth scares, trade tensions, and monetary tightening made the 12 months ended January 31, 2019, a challenging period for corporate bonds. Vanguard Short-Term Investment-Grade Fund returned 2.07%, and Vanguard Intermediate-Term Investment-Grade Fund returned 2.31%. (All returns and yields cited are for the funds’ Investor Shares.) Compared with their benchmark indexes, the Short-Term Fund underperformed but the Intermediate-Term Fund outperformed.

We also manage about 10% of the assets of Vanguard Long-Term Investment-Grade Fund. The fund returned –1.45%; it held up a little better than its benchmark index.

The 30-day SEC yields of the three funds ranged from 3.15% to 4.07% on January 31, which is 46 to 72 basis points higher than where they stood a year earlier. (A basis point is one-hundredth of a percentage point.)

Investment environment

Macroeconomic fundamentals were robust throughout much of the period. Business confidence held up even in the face of trade uncertainties, and consumer spending was supported by solid expansion in the job market.

Unemployment finished at 4.0% after hitting an almost-50-year low near the end of 2018. The tax cuts enacted in late 2017 and approval in March 2018 to increase federal government spending added to optimism about growth, which remained above its long-term potential. On the inflation front, price increases moved toward the Federal Reserve’s target of 2%.

Acknowledging the health of the economy, the Fed moved further down the path toward monetary policy normalization. It raised the federal funds target rate four times, up to a range of 2.25%–2.50%, but signaled it would be patient in making further hikes in light of global economic and financial developments and muted inflation pressures.

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2018	2019
2 years	2.14%	2.46%
3 years	2.29	2.43
5 years	2.51	2.44
10 years	2.71	2.63
30 years	2.93	3.00
Source: Vanguard.

The Fed also continued shrinking the $4.5 trillion balance sheet it had amassed as part of the monetary stimulus it began providing in the wake of the 2007–2009 financial crisis. After that unprecedented level of stimulus, markets reacted to the quantitative tightening with uncertainty.

This unwinding, as well as concerns about trade tensions with China and economic growth in Europe, led to fears of a global economic slowdown. As a result, the market began at the end of last year to price in a higher probability of a recession. That had a disproportionate impact on parts of the U.S. credit market that are more sensitive to cyclical forces, including highly leveraged corporates.

As the Fed signaled its plans to potentially slow the pace of further rate hikes in 2019, credit markets became more optimistic. Spreads slowly began to tighten, and liquidity, which had fallen throughout much of the fiscal year, rebounded.

Fed action earlier in the period pushed shorter-term yields higher. The yield of the 2-year Treasury note climbed 32 basis points to 2.46%.

Demand for longer-term bonds was supported at times by escalating trade tensions, political uncertainty in Europe, and geopolitical flare-ups. However, the outlook for continuing growth and rising inflation expectations led yields on these securities to end not far from where they’d started. The yield of the bellwether 10-year Treasury note finished at 2.63%.

Investment-grade corporate bonds returned 0.75%. Corporate fundamentals were strong and earnings robust at the beginning of 2018—the tax cuts helped with that—but valuations were high and technical support weakened. Tax changes led a number of large multinational companies that had been investing overseas money in high-quality corporate bonds to withdraw from the market. With the Fed on a tightening path, rising hedging costs for foreign buyers caused some of them to pull back as well. Uncertainty in the longer-term credit outlook brought further concern.

Management of the funds

The Short-Term Fund and the Intermediate-Term Fund had exposure for diversification purposes to segments of the bond market that are not part of their benchmarks. This included allocations to asset-backed securities (typically made up of pooled auto loans, credit-card debt, and student loans), which held up well during the downturn at the end of 2018, and Treasuries. Both allocations added to relative returns.

The funds have a structural underweight to lower-quality corporate bonds. This positioning helped relative performance as BBB-rated securities underperformed investment-grade corporates as a whole.

Security selection in the capital goods segment was disappointing for both funds, but selection in financials gave a solid boost to the Intermediate-Term Fund.

For all three funds, our relatively small allocation to high-quality sovereign emerging-market debt added value.

We increased our exposure to these securities when their valuations fell to more attractive levels and were among the first segments to rebound from the market sell-off in late 2018.

For the Long-Term Fund, security selection, especially in financials, was positive. An out-of-benchmark allocation to taxable municipal bonds also helped, but BBB-rated bonds detracted.

The use of derivatives to hedge portfolio risks is common in these portfolios. The Intermediate-Term Fund’s derivatives position, including both hedges and active positions, had a net positive contribution to performance.

Outlook

Headwinds for credit are likely to increase later this year.

The Fed’s more patient bias regarding further interest rate hikes and the unwinding of the Treasuries and mortgage-backed securities on its balance sheet should provide some support to risk assets. Any ratcheting down of trade tensions would be a positive as well.

But the global economy is set to slow. Major economies including China and the euro area are experiencing some deceleration. The U.S. economy is on pace to stay above its long-term potential growth rate thanks to consumer and business spending, a strong labor market, and further support from tax reform and government spending. However, growth is likely to fall toward 2% by the end of this year.

Longer-term, we expect structural pressures from an aging population, global sourcing of goods and labor, and technological disruptions to result in moderate growth and inflation.

We may see more bouts of volatility related to shifting market expectations regarding inflation and interest rates as well as concerns about how close we may be to the end of the current credit cycle. Other potential triggers include an intensification of trade disputes, flare-ups in geopolitical tensions, and missteps by central banks.

Whatever the markets may bring, our experienced team of portfolio managers, credit analysts, and traders will continue to seek opportunities to add to the funds’ performance.

John Hollyer, CFA, Principal and
Global Head of Fixed Income Group

Daniel Shaykevich, Principal
and Portfolio Manager

Samuel C. Martinez, CFA,
Portfolio Manager

February 19, 2019

Wellington Management Company LLP

For the Long-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund returned –1.45% for Investor Shares and –1.35% for Admiral Shares for the 12 months ended January 31, 2019. It modestly surpassed the –1.68% return of its benchmark, the Bloomberg Barclays U.S. Long Credit A or Better Bond Index.

The portion of the Long-Term Fund that we manage (the “portfolio”) invests primarily in corporate bonds with 10 to 30 years until maturity. The portfolio’s returns are influenced by the direction of interest rates and by economic conditions that affect the creditworthiness of the bond issuers.

Investment environment

Over the fiscal year, global fixed income markets generated positive total returns, driven by declining government bond yields and coupon income. Geopolitical uncertainty remained elevated despite some seemingly positive developments, including a temporary trade truce between the United States and China, a vote of confidence for U.K. Prime Minister Theresa May, and a budget compromise between Italy and the European Union.

Global monetary policy stayed on a less accommodative path. The Federal Reserve hiked rates four times and projected additional hikes, but it set expectations that the pace of tightening might slow. The European Central Bank concluded its asset purchase program but announced it would continue reinvestments for an extended period after the first rate hike, slated for the second half of 2019.

Early in the period, sovereign yields generally moved higher, driven by global growth momentum and rising inflation expectations. However, late in the year they declined in most markets as equity market volatility spiked and concerns about slowing global growth increased. The prospect of fewer Fed rate hikes in 2019 and a deteriorating global economic outlook contributed to a decline in U.S. yields, which finished lower for the year.

Absolute returns were positive for most securitized and corporate sectors as coupon income helped to offset spread widening. On an excess-return basis, most major spread sectors posted negative returns, with greater underperformance in the longer-maturity segment.

The portfolio’s successes

Sector positioning added to relative results, most notably in capital goods and taxable municipal bonds. A modest allocation to structured finance for its diversification benefits and attractive risk/reward profile contributed as well.

The portfolio’s shortfalls

An overweight to the banking sector and an underweight to energy detracted from relative performance. Security selection in utilities also hurt.

Outlook

The U.S. economy is on a positive trajectory, which we forecast to grow by 2.0% in 2019. The labor market remains strong, with low unemployment rates. But geopolitical tensions with China, along with slowing Chinese and European economies, introduce risk factors. We see little risk of higher inflation but are monitoring whether trade uncertainties will have an adverse effect.

Year-over-year revenue growth for the corporate sector is among the highest levels since the financial crisis, and free cash flow continues to improve for investment-grade issuers. Tax reform has further boosted profitability, but its positive impact will fade during 2019. Rising wages and input costs are also risks to strong margin growth. We believe that much of the attention being paid to the potential systemic risk created by the growing cohort of BBB-rated issuers is overstated. Many of these issuers are well-capitalized and positioned to service current debt levels.

Mergers and acquisitions constituted nearly one-quarter of new issuance in 2018. We anticipate less M&A-related debt issuance in 2019, which should reduce the overall level of investment-grade credit supply. Credit spreads widened substantially during the period, making valuations more attractive. We will look to opportunistically increase positions in selective issuers where we have strong conviction without increasing overall portfolio risk due to simmering macro risks.

Scott I. St. John, CFA

Senior Managing Director

and Fixed Income Portfolio Manager

February 19, 2019

Wellington Management Company LLP

For the High-Yield Corporate Fund

For the 12 months ended January 31, 2019, the fund returned 1.61% for Investor Shares and 1.71% for Admiral Shares, lagging the 2.05% return of its benchmark index.

The investment environment

High-yield markets generated positive total returns as a result of declining government bond yields and coupon income. However, credit spreads widened amid ongoing geopolitical uncertainty in Europe and elevated tensions between the U.S. and its trading partners, particularly China. Global monetary policy continued along a less accommodative path.

The Federal Reserve hiked rates four times and projected additional hikes, but it set expectations that the pace of tightening might slow. The 10-year U.S. Treasury yield decreased to 2.63% by the end of January 2019 from 2.71% a year earlier. Trade war concerns initially lifted inflation expectations, but the prospect of fewer Fed rate hikes and a deteriorating global economic outlook contributed to a decline in U.S. yields.

Corporate credit spreads widened during the fourth quarter after a lack of progress on key political issues in Europe and a sharp sell-off in energy prices, but they rebounded somewhat in January. The spread of the high-yield market widened to 423 basis points over Treasuries as of January 31, 2019, from 319 basis points 12 months earlier. The average price of high-yield bonds decreased $5 to $96.

Performance by credit quality varied. The high-yield market generally punished relatively lower-quality bonds during the spike in volatility late in the year. CCC-rated bonds performed worst, returning –0.70%, according to Bloomberg Barclays High Yield Index. BB-rated bonds returned 1.69%, and B-rated bonds returned 2.40%.

We remain positive about high yield because of stable corporate fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. We expect GDP growth to slow but continue as the impact of fiscal stimulus fades. Valuations appear attractive. The technical backdrop remains balanced despite mutual fund outflows. New issue supply declined in 2018 to its lowest level since 2009, and net new issuance (after accounting for maturities) was negative.

Geopolitical events and tighter-than-expected central bank monetary policy are risks. However, we believe spreads offer ample cushion and expect a benign default environment over the next year. Moody’s trailing 12-month global issuer-weighted speculative-grade default rate ended December 2018 at 2.4%, below the long-term average of 4.2%. Although bouts of volatility may persist, we take a long-term, issuer-specific approach to finding opportunities in this market.

Prevailing global political uncertainty and elevated trade tensions may contribute to additional episodes of market volatility. However, most of the high-yield companies in our opportunity set operate in domestically focused industries. Because U.S. conditions remain positive, we continue to favor issuers expected to benefit from a growing domestic economy. Risks to our outlook include the ability of global financial markets to cope with future central bank rate hikes and the uncharted territory of quantitative tightening. Although Fed rhetoric appears more dovish, we remain cognizant of the difficulty of engineering a soft landing.

The fund’s shortfalls

Positioning and security selection among wirelines companies detracted from relative returns. Security selection in automotive and health care also hurt.

The fund’s successes

The fund benefited from positioning and credit selection in the energy sector and security selection among retail and wireless companies.

The fund’s positioning

The fund remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality areas of the high-yield market. We believe these companies have more stable credit profiles and greater predictability of cash flows than those at the lower end of the spectrum, and we favor them in an effort to minimize defaults and provide stable income. We continue to diversify the fund’s holdings by issuer and industry and to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential for volatility.

Michael L. Hong, CFA, Managing Director
and Fixed Income Portfolio Manager

February 19, 2019

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2018	1/31/2019	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,019.23	$1.02
Admiral™ Shares	1,000.00	1,019.74	0.51
Institutional Shares	1,000.00	1,019.90	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,029.97	$1.02
Admiral Shares	1,000.00	1,030.49	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,019.81	$1.12
Admiral Shares	1,000.00	1,020.32	0.61
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,017.88	$1.17
Admiral Shares	1,000.00	1,018.39	0.66
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.60	0.61
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,024.05	$1.17
Admiral Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund Investor Shares	2.07%	1.73%	3.33%	$13,880
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	2.57	1.89	3.63	14,291
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	14,351

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund Admiral Shares	2.17%	1.83%	3.44%	$70,112
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	2.57	1.89	3.63	71,453
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	71,754

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund Institutional Shares	2.20%	1.86%	3.47%	$7,033,923
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	2.57	1.89	3.63	7,145,285
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	7,175,406

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	0.86%	1.68%	2.51%	0.93%	3.44%
Admiral Shares	2/12/2001	0.96	1.78	2.62	0.93	3.55
Institutional Shares	9/30/1997	1.00	1.81	2.65	0.93	3.58

Short-Term Investment-Grade Fund

Sector Diversification

As of January 31, 2019

Asset-Backed	14.1%
Commercial Mortgage-Backed	11.6
Finance	28.4
Foreign	7.8
Government Mortgage-Backed	0.8
Industrial	22.2
Treasury/Agency	10.4
Utilities	4.4
Other	0.3

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Short-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website.

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury Note/Bond	1.875%	4/30/22	760,000	746,700	1.3%
	United States Treasury Note/Bond	1.750%	5/31/22	744,000	727,721	1.2%
	United States Treasury Note/Bond	1.875%	7/31/22	713,000	699,745	1.2%
1	United States Treasury Note/Bond	2.125%	8/15/21	530,000	525,696	0.9%
	United States Treasury Note/Bond	1.125%	9/30/21	517,000	499,712	0.9%
1,2	United States Treasury Note/Bond	2.250%	2/15/21	500,000	497,810	0.9%
	United States Treasury Note/Bond	2.000%	10/31/21	495,000	489,119	0.8%
	United States Treasury Note/Bond	1.875%	1/31/22	466,000	458,428	0.8%
3	United States Treasury Note/Bond	2.750%	5/31/23	300,000	303,843	0.5%
4	United States Treasury Note/Bond	1.375%	1/31/21	150,000	146,813	0.3%
	United States Treasury Note/Bond	0.875%–2.875%	9/15/19–8/15/28	173,740	173,383	0.3%
					5,268,970	9.1%

Conventional Mortgage-Backed Securities †					90,334	0.1%

Nonconventional Mortgage-Backed Securities †					297,239	0.5%
Total U.S. Government and Agency Obligations (Cost $5,647,908)					5,656,543	9.7%
Asset-Backed/Commercial Mortgage-Backed Securities
5	AmeriCredit Automobile Receivables Trust 2015-3	2.080%–3.340%	9/8/20–8/8/21	9,020	9,050	0.0%
5	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	6,820	6,859	0.0%
5	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	9,390	9,449	0.0%
5	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	10,170	10,092	0.0%
5	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	25,630	25,336	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
5	AmeriCredit Automobile Receivables Trust 2017-3	1.690%	12/18/20	18,687	18,665	0.0%
5	AmeriCredit Automobile Receivables Trust 2018-2	4.010%	7/18/24	19,450	19,642	0.0%
5	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%–4.362%	9/15/48	19,420	19,698	0.0%
5	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	4,760	4,774	0.0%
5,6	Banc of America Funding 2006-H Trust	4.344%	9/20/46	9,519	8,859	0.0%
5	Bank of America Mortgage Trust 2002-J	4.923%	9/25/32	16	17	0.0%
5,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%–4.170%	10/15/20–1/16/23	33,371	33,470	0.1%
5,7	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%–4.220%	6/15/22–2/15/23	31,070	31,332	0.1%
5,7	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%–1.870%	7/15/21–2/15/22	11,087	10,992	0.0%
5	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	89,125	88,605	0.2%
5,6	Citigroup Mortgage Loan Trust 2007-AR8	4.264%	7/25/37	603	599	0.0%
5	COMM 2012-CCRE2 Mortgage Trust	3.147%–3.791%	8/15/45	7,025	7,043	0.0%
5,7	COMM 2012-CCRE3 Mortgage Trust	2.822%–3.416%	10/15/45	35,269	34,998	0.1%
5	COMM 2012-CCRE4 Mortgage Trust	2.853%–3.251%	10/15/45	12,961	12,710	0.0%
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,595	0.0%
5	COMM 2013-CCRE10 Mortgage Trust	2.972%–3.795%	8/10/46	9,700	9,857	0.0%
5	COMM 2013-CCRE11 Mortgage Trust	3.983%–4.258%	8/10/50	57,292	59,816	0.1%
5	COMM 2013-CCRE12 Mortgage Trust	3.623%–4.046%	10/10/46	63,630	65,452	0.1%
5	COMM 2013-CCRE13 Mortgage Trust	4.194%–4.900%	11/10/46	45,447	47,365	0.1%
5,7	COMM 2013-CCRE6 Mortgage Trust	3.147%–3.397%	3/10/46	19,740	19,513	0.0%
5	COMM 2013-CCRE8 Mortgage Trust	3.334%–3.612%	6/10/46	42,341	43,096	0.1%
5,7	COMM 2013-CCRE9 Mortgage Trust	4.233%–4.257%	7/10/45	36,609	37,660	0.1%
5,7	COMM 2013-LC13 Mortgage Trust	3.774%–4.557%	8/10/46	42,336	43,765	0.1%
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,100	4,072	0.0%
5,7	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	5,490	5,469	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
5,7	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	33,245	33,882	0.1%
5	COMM 2014-CCRE14 Mortgage Trust	3.955%–4.236%	2/10/47	19,605	20,488	0.0%
5	COMM 2014-CCRE15 Mortgage Trust	2.928%–4.426%	2/10/47	42,326	43,685	0.1%
5	COMM 2014-CCRE17 Mortgage Trust	3.700%–4.738%	5/10/47	86,756	89,206	0.2%
5	COMM 2014-CCRE18 Mortgage Trust	3.550%–3.828%	7/15/47	38,124	39,080	0.1%
5	COMM 2014-CCRE20 Mortgage Trust	3.326%–3.590%	11/10/47	38,105	38,733	0.1%
5	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	36,723	37,237	0.1%
5	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	11,570	11,953	0.0%
5	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	36,015	36,012	0.1%
5	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	11,345	11,551	0.0%
5	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	38,840	39,688	0.1%
5	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	22,007	22,325	0.0%
5	COMM 2015-CCRE27 Mortgage Trust	3.612%–4.471%	10/10/48	20,092	20,369	0.0%
5	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	9,930	9,869	0.0%
5,7	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	5,686	5,707	0.0%
5,7	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	6,573	6,587	0.0%
5,7	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	10,643	10,688	0.0%
5,7	Drive Auto Receivables Trust 2015-DA	3.380%–4.590%	11/15/21–1/17/23	27,388	27,579	0.1%
5,7	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	1,526	1,528	0.0%
5,7	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	22,190	22,470	0.0%
5,7	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	23,090	23,349	0.0%
5	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	2,400	2,414	0.0%
5	Drive Auto Receivables Trust 2017-3	2.300%–2.800%	5/17/21–7/15/22	33,935	33,895	0.1%
5	Drive Auto Receivables Trust 2018-2	3.220%–4.140%	4/15/22–8/15/24	68,550	68,872	0.1%
5	Drive Auto Receivables Trust 2018-3	3.370%–4.300%	9/15/22–9/16/24	77,380	77,645	0.1%
5	Drive Auto Receivables Trust 2018-5	3.680%–4.300%	7/15/23–4/15/26	65,920	66,787	0.1%
5,7	GMF Floorplan Owner Revolving Trust 2016-1	2.410%–2.850%	5/17/21	20,839	20,800	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
5,7	GMF Floorplan Owner Revolving Trust 2017-2	2.130%–2.630%	7/15/22	81,380	80,403	0.1%
5,7	GMF Floorplan Owner Revolving Trust 2018-2	3.130%	3/15/23	53,560	53,707	0.1%
5,7	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	153,710	152,821	0.3%
5,7	GS Mortgage Securities Corporation Trust 2012-ALOHA	3.551%	4/10/34	32,716	33,091	0.1%
5,7	GS Mortgage Securities Trust 2010-C2	5.181%	12/10/43	3,530	3,617	0.0%
5,7	GS Mortgage Securities Trust 2011-GC3	5.637%	3/10/44	2,280	2,353	0.0%
5,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	36,047	35,835	0.1%
5,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,040	0.0%
5	GS Mortgage Securities Trust 2012-GCJ7	5.703%	5/10/45	7,150	7,376	0.0%
5,7	GS Mortgage Securities Trust 2013-GC13	4.049%–4.082%	7/10/46	28,584	29,518	0.1%
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%–3.777%	6/10/46	21,310	21,310	0.0%
5	GS Mortgage Securities Trust 2013-GCJ14	3.817%–4.243%	8/10/46	78,942	82,064	0.1%
5	GS Mortgage Securities Trust 2014-GC20	3.998%–4.258%	4/10/47	42,753	44,144	0.1%
5	GS Mortgage Securities Trust 2014-GC24	3.931%–4.529%	9/10/47	86,227	88,053	0.2%
5	GS Mortgage Securities Trust 2014-GC26	3.364%–3.629%	11/10/47	66,660	67,517	0.1%
5	GS Mortgage Securities Trust 2015-GC28	3.136%–3.396%	2/10/48	74,945	74,833	0.1%
5	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	12,225	12,264	0.0%
5	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	4,636	4,757	0.0%
5	GS Mortgage Securities Trust 2015-GC34	3.506%–4.653%	10/10/48	38,812	39,031	0.1%
5	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	10,520	10,078	0.0%
5	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	18,110	18,841	0.0%
5	GS Mortgage Securities Trust 2018-GS9	3.992%	3/10/51	4,990	5,150	0.0%
5,7,8	Holmes Master Issuer plc 2018-1, 3M USD LIBOR + 0.360%	3.147%	10/15/54	33,040	32,913	0.1%
5,7,8	Holmes Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	3.207%	10/15/54	18,320	18,234	0.0%
5,7	JP Morgan Chase Commercial Mortgage Securities Trust 2009-IWST	5.633%	12/5/27	6,185	6,317	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
5,7	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C1	4.608%	6/15/43	1,256	1,278	0.0%
5,7	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	4.070%–5.599%	11/15/43	16,216	16,407	0.0%
5,7	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3	4.717%	2/15/46	24,424	25,062	0.0%
5,7	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5	5.373%	8/15/46	4,100	4,288	0.0%
5,7	JP Morgan Chase Commercial Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	2,778	2,840	0.0%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6	3.507%	5/15/45	14,278	14,426	0.0%
5,7	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%–3.424%	10/15/45	15,016	14,902	0.0%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	27,000	27,714	0.1%
5,7	JP Morgan Chase Commercial Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	5,647	5,641	0.0%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012- LC9	2.840%	12/15/47	40,130	39,716	0.1%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	3.991%	1/15/46	24,500	24,899	0.0%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.674%–5.028%	12/15/46	71,608	74,574	0.1%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	28,354	28,106	0.1%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20	3.461%	7/15/47	31,250	31,530	0.1%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	17,595	16,933	0.0%
5	JP Morgan Chase ommercial Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	14,370	14,545	0.0%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	12,517	12,519	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
5	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	33,410	33,942	0.1%
5	JPMCC Commercial Mortgage Securities Trust 2017-JP7	3.454%	9/15/50	10,675	10,621	0.0%
5	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A2	4.373%	2/25/33	929	926	0.0%
5	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A4	4.428%	7/25/33	447	453	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%–3.792%	8/15/45	23,548	23,536	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	2.858%	11/15/45	5,059	5,001	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.082%	7/15/46	31,865	32,849	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.085%–4.137%	8/15/46	34,509	35,647	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	3.824%–4.259%	10/15/46	11,032	11,316	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13	4.039%	11/15/46	8,300	8,593	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	2.918%–3.214%	2/15/46	9,340	9,236	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.102%	5/15/46	27,425	27,292	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%–4.384%	2/15/47	34,100	35,485	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%–4.911%	4/15/47	63,104	64,955	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%–4.754%	6/15/47	83,605	85,729	0.2%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	3.741%–4.011%	8/15/47	39,638	40,577	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	13,400	13,816	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%–3.526%	12/15/47	40,570	40,899	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%–3.249%	2/15/48	59,741	59,516	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.451%–3.719%	7/15/50	16,058	16,312	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.479%–3.732%	5/15/48	48,384	49,034	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	7,814	7,925	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.325%–4.751%	5/15/49	29,825	29,641	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	55,277	55,883	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	19,660	19,641	0.0%
5	Morgan Stanley Capital I Trust 2012-C4	3.244%–3.773%	3/15/45	18,552	18,560	0.0%
5,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	17,287	17,346	0.0%
5,7	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	27,955	28,606	0.1%
5,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	24,440	24,538	0.0%
5,7	Morgan Stanley Capital I Trust 2015-420	3.727%	10/12/50	28,871	29,167	0.1%
5	Morgan Stanley Capital I Trust 2015-UBS8	3.809%–4.588%	12/15/48	51,474	52,473	0.1%
5	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	7,437	7,089	0.0%
5	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	11,485	11,602	0.0%
5	Morgan Stanley Capital I Trust 2017-HR2	3.509%–3.587%	12/15/50	12,185	12,215	0.0%
5	Morgan Stanley Capital I Trust 2018-H4	4.247%	12/15/51	4,440	4,652	0.0%
5,7	MSBAM Commercial Mortgage Securities Trust 2012-CKSV	3.277%	10/15/30	37,985	37,245	0.1%
5	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	14,985	15,016	0.0%
5	Santander Drive Auto Receivables Trust 2016-2	2.080%–3.390%	2/16/21–4/15/22	9,070	9,062	0.0%
5	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	33,200	33,012	0.1%
5	Santander Drive Auto Receivables Trust 2017-3	1.870%–2.760%	6/15/21–12/15/22	12,950	12,913	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
5	Santander Drive Auto Receivables Trust 2018-1	2.100%–3.320%	11/16/20–3/15/24	123,485	122,936	0.2%
5	Santander Drive Auto Receivables Trust 2018-3	3.290%–4.070%	10/17/22–8/15/24	65,600	66,157	0.1%
5	Santander Drive Auto Receivables Trust 2018-4	3.980%	12/15/25	21,750	21,840	0.0%
5	Santander Drive Auto Receivables Trust 2018-5	4.190%	12/16/24	35,530	35,915	0.1%
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%–3.539%	10/15/45	31,267	31,066	0.1%
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%–4.286%	7/15/46	47,613	49,393	0.1%
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%–4.458%	8/15/50	69,280	70,675	0.1%
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	29,862	29,984	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	26,570	26,310	0.0%
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%–3.451%	2/15/48	85,722	85,833	0.2%
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%–4.224%	6/15/48	66,613	67,258	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%–4.497%	9/15/58	71,536	72,382	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%–4.543%	9/15/58	44,496	45,252	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	33,065	33,688	0.1%
5	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	34,455	34,733	0.1%
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%–3.794%	12/15/49	21,090	21,313	0.0%
5	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	15,680	15,545	0.0%
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%–3.418%	9/15/50	71,030	70,224	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
5	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	45,250	45,325	0.1%
5	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	39,807	39,479	0.1%
5	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	17,855	17,874	0.0%
5	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	6,900	6,933	0.0%
5	Wells Fargo Commercial Mortgage Trust 2018-C43	4.012%–4.514%	3/15/51	60,983	62,754	0.1%
5	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	28,060	29,266	0.1%
5	Wells Fargo Commercial Mortgage Trust 2018-C47	4.365%–4.442%	9/15/61	54,590	58,009	0.1%
5	Wells Fargo Commercial Mortgage Trust 2018-C48	4.245%	1/15/52	6,553	6,896	0.0%
§,7	Asset-Backed/Commercial Mortgage-Backed Securities—Other †				9,260,589	15.9%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $14,300,179)					14,253,846	24.5%
Corporate Bonds
Finance
	Banking
	American Express Co.	2.200%	10/30/20	158,870	156,941	0.3%
7	Banco Santander	2.500%	12/15/20	82,290	80,758	0.1%
5	Bank of America Corp.	2.369%	7/21/21	170,765	169,097	0.3%
5	Bank of America Corp.	2.328%	10/1/21	146,370	144,308	0.2%
5	Bank of America Corp.	2.625%–4.125%	10/19/20–3/5/24	334,098	332,671	0.6%
7	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	166,195	167,235	0.3%
	Citibank NA	2.850%	2/12/21	262,150	260,931	0.4%
	Citibank NA	2.125%	10/20/20	216,530	213,503	0.4%
	Citibank NA	2.100%	6/12/20	64,165	63,410	0.1%
5,9	Citigroup Inc.	2.450%–4.044%	1/10/20–6/1/24	230,114	234,615	0.4%
	Goldman Sachs Group Inc.	2.600%	12/27/20	237,295	235,242	0.4%
5,12	Goldman Sachs Group Inc.	1.375%–5.750%	10/23/19–9/29/25	874,189	873,870	1.5%
5,10,11	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.200%	3.144%	8/26/20	14,870	10,850	0.0%
5,10,11	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.370%	3.355%	9/8/21	19,280	14,099	0.0%
	JPMorgan Chase & Co.	2.550%	10/29/20	181,838	180,514	0.3%
5	JPMorgan Chase & Co.	2.250%–4.250%	1/23/20–6/15/26	745,107	743,684	1.3%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	205,565	208,651	0.4%
	Mitsubishi UFJ Financial Group Inc.	2.665%–3.777%	3/1/21–3/2/25	211,266	208,613	0.4%
7	Mitsubishi UFJ Trust & Banking Corp.	2.450%–2.650%	10/16/19–10/19/20	71,015	70,621	0.1%
	Mizuho Bank Ltd.	2.340%	12/4/19	185,675	184,951	0.3%
	Morgan Stanley	2.625%	11/17/21	190,179	187,302	0.3%
	Morgan Stanley	2.450%–3.125%	2/1/19–1/23/23	334,906	332,248	0.6%
7	MUFG Bank Ltd.	2.300%–2.750%	3/10/19–9/14/20	144,258	143,399	0.2%
	National Bank of Canada	2.200%	11/2/20	151,645	149,216	0.3%
	Royal Bank of Canada	2.150%	10/26/20	150,358	148,519	0.3%
	Santander Holdings USA Inc.	3.400%–3.700%	3/28/22–1/18/23	113,560	112,297	0.2%
	Santander UK plc	3.750%	11/15/21	43,750	44,187	0.1%
	Toronto-Dominion Bank	3.250%	6/11/21	175,910	177,060	0.3%
	Toronto-Dominion Bank	3.150%	9/17/20	147,165	147,745	0.2%
7	UBS AG	2.450%	12/1/20	171,865	169,655	0.3%
10	Wells Fargo & Co.	2.100%–3.750%	7/26/21–1/24/24	201,435	200,128	0.4%
11	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.320%	3.394%	7/27/21	23,240	17,007	0.0%
5	Wells Fargo Bank NA	3.325%	7/23/21	292,995	293,256	0.5%
	Wells Fargo Bank NA	3.625%	10/22/21	146,400	147,927	0.3%
	Wells Fargo Bank NA	2.400%–3.550%	1/15/20–8/14/23	180,375	180,353	0.3%
§,7	Banking—Other †				6,135,799	10.5%
§	Brokerage †				115,375	0.2%
7	Finance Companies †				116,075	0.2%
	Insurance
7	Metropolitan Life Global Funding I	2.400%	1/8/21	149,585	148,109	0.3%
7	Principal Life Global Funding II	2.204%	12/11/19	176,925	175,683	0.3%
7	Insurance—Other †				782,754	1.3%
§,7	Other Finance †				5,200	0.0%
7	Real Estate Investment Trusts †				744,171	1.3%
					15,228,029	26.2%
Industrial
	Basic Industry
	EI du Pont de Nemours & Co.	2.200%	5/1/20	147,771	146,676	0.2%
7	Basic Industry—Other †				500,112	0.9%
7	Capital Goods †				423,842	0.7%
	Communication
	Comcast Corp.	3.700%	4/15/24	200,408	204,803	0.4%
7	Communication—Other †				1,163,225	2.0%
	Consumer Cyclical
	General Motors Co.	4.875%	10/2/23	19,804	19,999	0.0%
	General Motors Financial Co. Inc.	2.450%–5.100%	7/10/19–4/9/25	418,018	412,945	0.7%
§,7	Consumer Cyclical—Other †				1,681,360	2.9%
	Consumer Noncyclical
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	180,829	179,545	0.3%
	Anheuser-Busch InBev Finance Inc.	2.625%–3.300%	1/17/23–2/1/23	166,050	164,537	0.3%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Anheuser-Busch InBev Worldwide Inc.	4.150%	1/23/25	141,200	145,058	0.2%
	Anheuser-Busch InBev Worldwide Inc.	2.500%–6.875%	11/15/19–1/12/24	85,132	85,556	0.1%
	CVS Health Corp.	3.700%	3/9/23	290,475	293,147	0.5%
	CVS Health Corp.	3.350%	3/9/21	154,307	154,895	0.3%
10	FBG Finance Pty Ltd.	3.750%	8/7/20	18,740	13,793	0.0%
7	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	145,870	148,076	0.3%
7	Consumer Noncyclical—Other †				1,462,429	2.5%
7	Energy †				2,525,140	4.3%
7	Other Industrial †				213,203	0.4%
7	Technology †				1,501,987	2.6%
7	Transportation †				562,246	1.0%
					12,002,574	20.6%
Utilities
	Electric
7,8	Dominion Energy Inc.,
	3M USD LIBOR + 0.400%	3.138%	12/1/20	195,160	195,123	0.4%
7	Electric—Other †				1,583,501	2.7%
7	Natural Gas †				189,963	0.3%
	Other Utility †				6,918	0.0%
					1,975,505	3.4%
Total Corporate Bonds (Cost $29,353,350)					29,206,108	50.2%
Sovereign Bonds
13	Japan Treasury Discount Bill		3/18/19	32,895,950	302,049	0.5%
	Petroleos Mexicanos	5.500%	1/21/21	220,134	221,228	0.4%
	Petroleos Mexicanos	8.000%	5/3/19	152,392	154,186	0.3%
	Petroleos Mexicanos	5.375%–6.875%	2/4/21–1/23/29	117,139	115,559	0.2%
7	Province of Alberta	1.750%	8/26/20	149,451	147,250	0.2%
	Republic of Lithuania	7.375%	2/11/20	144,433	150,510	0.3%
	Republic of Turkey	7.000%	6/5/20	163,783	167,878	0.3%
14	United Mexican States	8.000%	12/7/23	5,170,000	268,288	0.5%
14	United Mexican States	3.625%–10.000%	3/15/22–12/5/24	352,482	44,902	0.1%
7	Sovereign Bonds—Other †				3,402,196	5.8%
Total Sovereign Bonds (Cost $4,988,342)					4,974,046	8.6%
Taxable Municipal Bonds (Cost $44,671) †					44,670	0.1%
Tax-Exempt Municipal Bonds (Cost $53,170) †					53,170	0.1%
§Convertible Preferred Stocks (Cost $28,923) †					—	0.0%

				Shares
Temporary Cash Investments
Money Market Fund
15	Vanguard Market Liquidity Fund	2.572%		31,378,677	3,137,868	5.4%

Certificate of Deposit
	Cooperatieve Rabobank UA (New York Branch)	1.980%	10/25/19	248,845	247,344	0.4%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Commercial Paper
7,16	Enbridge US Inc	2.897%	3/4/19	174,860	174,416	0.3%
	Union Electric Co	2.807%	3/6/19	242,865	242,241	0.4%
7,16	VW Credit Inc	3.122%	7/1/19	174,000	171,498	0.3%
7,16	Commercial Paper—Other †				344,300	0.6%
					932,455	1.6%
Total Temporary Cash Investments (Cost $4,319,489)					4,317,667	7.4%

				Notional
	Expiration		Exercise	Amount
	Date	Contracts	Price	($000)
Options Purchased
Exchange-Traded Options
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	1,038	$119.00	123,522	—	0.0%

				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap
	Counterparty	Date	Rate	($000)
Over-the-Counter Swaptions
Call Swaptions
5-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.411% Semiannually	HSBCC	1/28/20	2.411%	194,400	1,886	0.0%

30-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.816% Semiannually	JPMC	4/30/19	2.816%	31,340	633	0.0%
					2,519	0.0%
Put Swaptions
30-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.816% Semiannually	JPMC	4/30/19	2.816%	31,340	633	0.0%
Total Options Purchased (Cost $2,853)					3,152	0.0%
Total Investments (Cost $58,738,885)					58,509,202	100.6%
Other Assets and Liabilities–Net					(345,048)	(0.6%)
Net Assets					58,164,154	100.0%

Short-Term Investment-Grade Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	55,368,182
Affiliated Issuers	3,137,868
Options Purchased	3,152
Total Investments in Securities	58,509,202
Investment in Vanguard	3,195
Receivables for Investment Securities Sold	522,588
Receivables for Accrued Income	359,994
Receivables for Capital Shares Issued	68,935
Variation Margin Receivable—Futures Contracts	10,510
Variation Margin Receivable—CC Swap Contracts	1,335
Unrealized Appreciation—Forward Currency Contracts	3,107
Unrealized Appreciation—OTC Swap Contracts	5,242
Other Assets	15,770
Total Assets	59,499,878
Liabilities
Payables for Investment Securities Purchased	1,147,726
Payables for Capital Shares Redeemed	67,634
Payables for Distributions	22,629
Payables to Vanguard	22,735
Options Written, at Value[17]	26,261
Variation Margin Payable—Futures Contracts	10,849
Variation Margin Payable—CC Swap Contracts	3,356
Unrealized Depreciation—Forward Currency Contracts	20,110
Unrealized Depreciation—OTC Swap Contracts	12,257
Other Liabilities	2,167
Total Liabilities	1,335,724
Net Assets	58,164,154

At January 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	59,170,548
Total Distributable Earnings (Loss)	(1,006,394)
Net Assets	58,164,154

Investor Shares—Net Assets
Applicable to 746,956,095 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,846,324
Net Asset Value Per Share—Investor Shares	$10.50

Admiral Shares—Net Assets
Applicable to 3,828,640,267 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	40,217,557
Net Asset Value Per Share—Admiral Shares	$10.50

Short-Term Investment-Grade Fund

Amount
($000)
Institutional Shares–Net Assets
Applicable to 961,526,831 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,100,273
Net Asset Value Per Share–Institutional Shares	$10.50

•	See Note A in Notes to Financial Statements.
§	Certain of the fund’s securities are valued using significant unobservable inputs.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1	Securities with a value of $47,566,000 have been segregated as collateral for open forward currency contracts and open over-the-counter swap contracts.
2	Securities with a value of $106,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
3	Securities with a value of $40,867,000 have been segregated as initial margin for open futures contracts.
4	Securities with a value of $17,911,000 have been segregated as initial margin for open cleared swap contracts.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Security made only partial principal and/or interest payments during the period ended January 31, 2019.
7

Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2019, the aggregate value of these securities was $13,258,865,000, representing 22.8% of net assets.

8	Adjustable-rate security based upon 3-month USD LIBOR plus spread.
9	Face amount denominated in British pounds.
10	Face amount denominated in Australian dollars.
11	Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
12	Face amount denominated in euro.
13	Face amount denominated in Japanese yen.
14	Face amount denominated in Mexican peso.
15	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
16

Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At January 31, 2019, the aggregate value of these securities was $690,214,000, representing 1.2% of net assets.

17	Includes premiums received of $25,657,000.
CC—Centrally Cleared.
HSBCC—HSBC Bank USA, N.A.
JPMC—JP Morgan Chase Bank.
OTC—Over-the-Counter.

Short-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	518	$122.00	63,196	(348)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	1,040	121.00	125,840	(1,576)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	413	121.50	50,180	(607)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	1,326	123.50	163,761	(476)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	1,330	123.00	163,590	(707)
					(3,714)

Put Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	518	$122.00	63,196	(105)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	1,040	121.00	125,840	(49)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	413	121.50	50,180	(84)
					(238)
					(3,952)

				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
Over-the-Counter Swaptions
Call Swaptions
5-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.625% Semiannually	BARC	2/11/19	2.625%	169,150	(893)
2-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 3.09625% Semiannually	GSI	11/21/19	3.096%	243,100	(2,997)
2-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 3.035% Semiannually	GSI	11/29/19	3.035%	243,100	(2,759)

Short-Term Investment-Grade Fund

Options Written (continued)
				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
2-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.745% Semiannually	JPMC	12/19/19	2.745%	486,200	(3,546)
10-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.745% Semiannually	MSCS	2/25/19	2.745%	38,020	(387)
2-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.7075% Semiannually	MSCS	7/23/19	2.708%	243,100	(1,190)
2-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.900% Semiannually	MSCS	12/6/19	2.900%	243,100	(2,261)
2-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.584% Semiannually	MSCS	1/8/20	2.584%	486,200	(2,774)
5-Year CDX-NA-IG-S31-V1 Credit Protection Sold, Receives 1.00% Quarterly	GSI	2/20/19	0.95%	126,985[1]	(1,578)
					(18,385)

Put Swaptions
5-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.625% Semiannually	BARC	2/11/19	2.625%	169,150	(53)
2-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 3.09625% Semiannually	GSI	11/21/19	3.096%	243,100	(145)
2-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 3.035% Semiannually	GSI	11/29/19	3.035%	243,100	(189)
2-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.745% Semiannually	JPMC	12/19/19	2.745%	486,200	(1,063)
10-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.745% Semiannually	MSCS	2/25/19	2.745%	38,020	(71)
2-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.7075% Semiannually	MSCS	7/23/19	2.708%	243,100	(347)
2-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.900% Semiannually	MSCS	12/6/19	2.900%	243,100	(312)

Short-Term Investment-Grade Fund

Options Written (continued)
				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
2-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.584% Semiannually	MSCS	1/8/20	2.584%	486,200	(1,740)
5-Year CDX-NA-IG-S31-V1 Credit Protection Purchased, Pays 1.00% Quarterly	GSI	2/20/19	0.95%	126,985	(4)
					(3,924)
					(22,309)
Total Options Written (Premiums Received $25,657)					(26,261)

BARC—Barclays Bank plc.

GSI—Goldman Sachs International.

JPMC—JP Morgan Chase Bank.

MSCS—Morgan Stanley Capital Services LLC.

1     The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2019	25,701	5,457,045	8,927
5-Year U.S. Treasury Note	March 2019	13,138	1,509,022	3,054
Euro-Bund	March 2019	2,490	472,173	1,949
30-Year U.S. Treasury Bond	March 2019	59	8,655	81
				14,011

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	March 2019	(7,238)	(945,916)	(30,847)
Long Gilt	March 2019	(5,290)	(857,105)	(4,502)
10-Year U.S. Treasury Note	March 2019	(5,528)	(677,007)	(3,618)
Euro-Bobl	March 2019	(894)	(136,025)	(534)
AUD 3-Year Treasury Bond	March 2019	(836)	(68,314)	(452)
Ultra Long U.S. Treasury Bond	March 2019	(254)	(40,926)	(307)
AUD 10-Year Treasury Bond	March 2019	(174)	(16,888)	(305)
Euro-Schatz	March 2019	(112)	(14,342)	15
Euro-Buxl	March 2019	(4)	(851)	(34)
				(40,584)
				(26,573)

Short-Term Investment-Grade Fund

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement			Contract Amount (000)		Appreciation	(Depreciation)
Counterparty	Date	Receive		Deliver		($000)	($000)
Deutsche Bank AG	3/20/19	EUR	28,373	USD	32,397	209	—
Morgan Stanley Capital Services LLC	3/20/19	EUR	24,686	USD	28,247	121	—
Goldman Sachs Bank AG	3/20/19	EUR	17,441	USD	19,969	75	—
Toronto-Dominion Bank	3/20/19	GBP	14,943	USD	19,419	228	—
Deutsche Bank AG	3/20/19	GBP	12,714	USD	16,436	280	—
Toronto-Dominion Bank	3/20/19	EUR	12,848	USD	14,768	—	(3)
HSBC Bank USA, N.A.	3/20/19	AUD	16,976	USD	12,368	—	(20)
Goldman Sachs Bank AG	3/20/19	GBP	9,378	USD	11,976	354	—
Goldman Sachs Bank AG	3/20/19	AUD	9,829	USD	7,036	113	—
BNP Paribas	3/20/19	EUR	2,961	USD	3,358	45	—
Morgan Stanley Capital Services LLC	3/20/19	USD	325,474	EUR	282,262	1,094	—
Toronto-Dominion Bank	3/18/19	USD	297,308	JPY	32,912,398	—	(5,951)
Morgan Stanley Capital Services LLC	3/20/19	USD	281,999	MXN	5,419,552	588	—
Bank of America, N.A.	3/20/19	USD	274,066	AUD	391,489	—	(10,698)
Morgan Stanley Capital Services LLC	3/20/19	USD	137,101	GBP	105,864	—	(2,086)
Deutsche Bank AG	3/20/19	USD	67,032	EUR	58,697	—	(425)
JPMorgan Chase Bank, N.A.	3/20/19	USD	58,713	EUR	51,300	—	(242)
JPMorgan Chase Bank, N.A.	3/20/19	USD	37,851	GBP	29,101	—	(411)
Bank of America, N.A.	3/20/19	USD	25,957	EUR	22,671	—	(97)
Morgan Stanley Capital Services LLC	3/20/19	USD	22,719	EUR	19,818	—	(57)
Citibank, N.A.	3/20/19	USD	11,630	EUR	10,190	—	(80)
BNP Paribas	3/20/19	USD	3,435	GBP	2,618	—	(7)
Goldman Sachs Bank AG	3/20/19	USD	3,050	AUD	4,238	—	(33)
Goldman Sachs Bank AG	3/20/19	USD	519	GBP	395	—	—
JPMorgan Chase Bank, N.A.	3/18/19	USD	3	JPY	355	—	—
						3,107	(20,110)

AUD—Australian dollar.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

MXN—Mexican peso.

USD—U.S. dollar.

Short-Term Investment-Grade Fund

Centrally Cleared Credit Default Swaps
				Periodic
				Premium		Unrealized
				Received		Appreciation
	Termination	Notional Amount		(Paid)[1]	Value	(Depreciation)
Reference Entity	Date	(000)		(%)	($000)	($000)
Credit Protection Sold
CDX-NA-HY-S31-V1	12/20/23	USD	24,854	5.000	1,504	270
CDX-NA-IG-S31-V1	12/20/23	USD	189,592	1.000	2,897	710
						980

1 Periodic premium received/paid quarterly.

USD–U.S. Dollar.

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium
			Notional	Received		Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid)[2]	Value	(Paid)	Appreciation	(Depreciation)
Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	6/20/21	GSI	6,675	1.000	95	(24)	71	—
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	10,030	1.000	143	(22)	121	—
Berkshire Hathaway Inc./Aa2	12/20/21	GSI	14,650	1.000	226	(68)	158	—
Berkshire Hathaway Inc./Aa2	6/20/22	BARC	32,955	1.000	525	(381)	144	—
Berkshire Hathaway Inc./Aa2	12/20/22	BARC	16,580	1.000	262	(220)	42	—
Danske Bank A/S/A2	6/20/23	BNPSW	5,265[1]	1.000	77	(86)	—	(9)
General Electric Capital Corp./A2	12/20/19	DBAG	29,290	1.000	114	(111)	3	—
Metlife Inc./A3	12/20/20	GSCM	14,025	1.000	180	—	180	—
Metlife Inc./A3	12/20/21	BARC	6,575	1.000	103	(7)	96	—
Ministry of Finance Malaysia/A3	12/20/23	BARC	8,750	1.000	72	(6)	66	—
Ministry of Finance Malaysia/A3	12/20/23	BOANA	17,970	1.000	147	25	172	—
People’s Republic of China/A3	6/20/22	BNPSW	26,335	1.000	531	(155)	376	—

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium
			Notional	Received		Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid)[2]	Value	(Paid)	Appreciation	(Depreciation)
Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)	($000)
People’s Republic of China/A3	12/20/23	GSI	51,180	1.000	1,038	(880)	158	—
Republic of Chile /Aa3	6/20/23	BNPSW	3,900	1.000	91	(78)	13	—
Republic of Chile /Aa3	6/20/23	BOANA	20,400	1.000	474	(397)	77	—
Republic of Chile /Aa3	12/20/23	BOANA	9,000	1.000	215	(196)	19	—
Republic of Colombia/Baa2	12/20/23	HSBCC	4,855	1.000	(50)	63	13	—
Republic of Indonesia/Baa2	12/20/23	JPMC	13,350	1.000	(81)	219	138	—
Republic of Peru /A3	12/20/23	BNPSW	4,200	1.000	47	(32)	15	—
Republic of Peru /A3	12/20/23	BOANA	4,190	1.000	47	(33)	14	—
Southern Co. /Baa2	6/20/22	JPMC	131,955	1.000	2,044	(1,496)	548	—
Valeo SA/Baa2	6/20/23	GSI	14,490[1]	1.000	(332)	(14)	—	(346)
Valeo SA/Baa2	6/20/23	JPMC	12,340[1]	1.000	(284)	(30)	—	(314)
Valeo SA/Baa2	12/20/23	BNPSW	6,350[1]	1.000	(206)	184	—	(22)
Valeo SA/Baa2	12/20/23	GSI	9,000[1]	1.000	(292)	5	—	(287)
Verizon Communications Inc./Baa1	12/20/22	GSI	33,580	1.000	604	(452)	152	—
					5,790	(4,192)	2,576	(978)

Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	19,525	(1.000)	(164)	116	—	(48)
Altria Group Inc.	12/20/21	GSI	73,260	(1.000)	(1,244)	1,272	28	—
Altria Group Inc.	12/20/21	GSI	14,650	(1.000)	(249)	254	5	—
Altria Group Inc.	12/20/21	GSI	9,770	(1.000)	(166)	169	3	—
American International Group Inc.	6/20/20	BOANA	11,720	(1.000)	(125)	61	—	(64)
American International Group Inc.	6/20/20	BOANA	11,720	(1.000)	(125)	61	—	(64)
American International Group Inc.	12/20/20	GSCM	14,025	(1.000)	(176)	120	—	(56)

Short-Term Investment-Grade Fund

Credit Protection Purchased (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium
			Notional	Received		Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid)[2]	Value	(Paid)	Appreciation	(Depreciation)
Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)	($000)
American International Group Inc.	12/20/20	GSCM	6,990	(1.000)	(88)	(41)	—	(129)
Argentine Republic	12/20/21	JPMC	4,860	(5.000)	121	(319)	—	(198)
Autozone Inc.	12/20/20	GSCM	9,760	(1.000)	(157)	132	—	(25)
Bank of America Corp.	3/20/20	GSCM	21,610	(1.000)	(191)	79	—	(112)
Bank of China Ltd.	12/20/21	BNPSW	13,100	(1.000)	(240)	(26)	—	(266)
Bank of China Ltd.	6/20/22	BNPSW	26,335	(1.000)	(491)	3	—	(488)
Bank of China Ltd.	6/20/23	BNPSW	19,485	(1.000)	(332)	275	—	(57)
Barclays Bank plc	12/20/23	BNPSW	20,125[1]	(1.000)	(309)	65	—	(244)
Commerzbank AG	6/20/21	BOANA	24,410	(1.000)	(259)	(138)	—	(397)
CVS Health Corp.	12/20/20	BOANA	9,760	(1.000)	(143)	130	—	(13)
CVS Health Corp.	12/20/20	BOANA	9,760	(1.000)	(143)	128	—	(15)
CVS Health Corp.	12/20/20	BOANA	4,880	(1.000)	(72)	65	—	(7)
CVS Health Corp.	12/20/20	BOANA	4,880	(1.000)	(72)	48	—	(24)
CVS Health Corp.	12/20/21	BARC	19,535	(1.000)	(371)	376	5	—
CVS Health Corp.	12/20/21	BARC	6,620	(1.000)	(126)	124	—	(2)
CVS Health Corp.	12/20/21	JPMC	29,300	(1.000)	(556)	491	—	(65)
Deutsche Bank AG	12/20/22	JPMC	33,535	(1.000)	628	126	754	—
Dominion Energy Inc.	12/20/20	JPMC	97,580	(1.000)	(1,594)	1,255	—	(339)
Dominion Energy Inc.	12/20/20	JPMC	97,580	(1.000)	(1,594)	1,310	—	(284)
Dominion Energy Inc.	6/20/22	JPMC	16,495	(1.000)	(389)	383	—	(6)
Enel Spa	12/20/23	JPMC	32,764[1]	(1.000)	(158)	(279)	—	(437)
Enel Spa	12/20/23	JPMC	16,386[1]	(1.000)	(79)	(132)	—	(211)
Exelon Corp.	6/20/22	JPMC	26,390	(1.000)	(674)	588	—	(86)

Short-Term Investment-Grade Fund

Credit Protection Purchased (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium
			Notional	Received		Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid)[2]	Value	(Paid)	Appreciation	(Depreciation)
Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)	($000)
Exelon Corp.	6/20/22	JPMC	16,495	(1.000)	(421)	372	—	(49)
Federative Republic of Brazil	12/20/23	JPMC	9,235	(1.000)	256	(448)	—	(192)
Federative Republic of Brazil	12/20/25	BOANA	23,222	(1.000)	1,370	(4,595)	—	(3,225)
Federative Republic of Brazil	12/20/25	GSCM	10,925	(1.000)	645	(2,017)	—	(1,372)
LafargeHolcim Ltd.	12/20/23	BARC	6,100[1]	(1.000)	66	(117)	—	(51)
LafargeHolcim Ltd.	12/20/23	BARC	5,260[1]	(1.000)	57	(57)	—	—
LafargeHolcim Ltd.	12/20/23	BARC	4,135[1]	(1.000)	45	(131)	—	(86)
LafargeHolcim Ltd.	12/20/23	BARC	2,075[1]	(1.000)	22	(65)	—	(43)
Lincoln National Corp.	6/20/21	BARC	3,340	(1.000)	(47)	(44)	—	(91)
Lincoln National Corp.	6/20/21	BARC	3,335	(1.000)	(47)	44	—	(3)
Lincoln National Corp.	12/20/21	BARC	6,575	(1.000)	(97)	(9)	—	(106)
McDonald’s Corp.	6/20/22	GSI	26,675	(1.000)	(746)	579	—	(167)
McKesson Corp.	3/20/19	JPMC	18,210	(1.000)	(22)	17	—	(5)
McKesson Corp.	3/20/19	JPMC	18,210	(1.000)	(22)	17	—	(5)
Raytheon Co.	12/20/21	GSI	24,420	(1.000)	(618)	518	—	(100)
Raytheon Co.	12/20/21	GSI	24,415	(1.000)	(618)	514	—	(104)
Republic of Chile	6/20/23	CITNA	24,300	(1.000)	(616)	502	—	(114)
Republic of Turkey	12/20/19	GSI	34,100	(1.000)	181	(159)	22	—
Republic of Turkey	12/20/19	GSI	24,990	(1.000)	133	(117)	16	—
Republic of Turkey	6/20/20	BNPSW	48,800	(1.000)	519	(159)	360	—
Republic of Turkey	6/20/20	BNPSW	24,385	(1.000)	259	(110)	149	—
Republic of Turkey	6/20/20	BNPSW	19,510	(1.000)	207	(37)	170	—
Republic of Turkey	6/20/20	GSI	19,500	(1.000)	207	(48)	159	—

Short-Term Investment-Grade Fund

Credit Protection Purchased (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium
			Notional	Received		Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid)[2]	Value	(Paid)	Appreciation	(Depreciation)
Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)	($000)
Republic of Turkey	6/20/23	BNPSW	27,210	(1.000)	1,952	(1,060)	892	—
Republic of Turkey	12/20/23	BARC	17,660	(1.000)	1,508	(2,099)	—	(591)
Sempra Energy	6/20/22	JPMC	26,390	(1.000)	(513)	571	58	—
Sempra Energy	6/20/22	JPMC	16,495	(1.000)	(321)	366	45	—
Societe Generale SA	12/20/21	JPMC	9,765	(1.000)	(172)	34	—	(138)
Societe Generale SA	12/20/23	JPMC	11,430[1]	(1.000)	(56)	(103)	—	(159)
Societe Generale SA	12/20/23	JPMC	8,380[1]	(1.000)	(41)	(81)	—	(122)
Societe Generale SA	12/20/23	JPMC	7,420[1]	(1.000)	(36)	(72)	—	(108)
Societe Generale SA	12/20/23	JPMC	5,715[1]	(1.000)	(28)	(55)	—	(83)
Standard Chartered Bank	12/20/21	JPMC	16,475	(1.000)	(327)	(22)	—	(349)
State of Qatar	6/20/22	BOANA	1,500	(1.000)	(28)	(12)	—	(40)
State of Qatar	6/20/22	CITNA	3,450	(1.000)	(64)	(28)	—	(92)
UnitedHealth Group Inc.	12/20/19	CSFBI	19,525	(1.000)	(167)	112	—	(55)
UnitedHealth Group Inc.	6/20/20	CSFBI	19,530	(1.000)	(253)	207	—	(46)
Wells Fargo & Co.	9/20/20	BOANA	25,940	(1.000)	(322)	176	—	(146)
					(7,693)	(920)	2,666	(11,279)
					(1,903)	(5,112)	5,242	(12,257)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in euro.

2 Periodic premium received/paid quarterly.

BARC—Barclays Bank plc.

BNPSW—BNP Paribas.

BOANA—Bank of America, N.A.

CITNA—Citibank N.A.

CSFBI—Credit Suisse First Boston International.

DBAG—Deutsche Bank AG.

GSCM—Goldman Sachs Bank USA.

GSI—Goldman Sachs International.

HSBCC—HSBC Bank USA, N.A.

JPMC—JP Morgan Chase Bank.

Short-Term Investment-Grade Fund

At January 31, 2019, the counterparties had deposited in segregated accounts securities with a value of $4,374,000 in connection with open forward currency contracts and over-the-counter swap contracts.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)[3]	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
7/16/19	N/A	83,000	2.088	(2.779)	(218)	(219)
11/21/19	N/A	130,000	1.891	(2.646)	(813)	(814)
3/20/20	3/20/19[1]	168,506	2.750	(0.000)	128	248
12/18/20	N/A	195,160	2.117	(2.801)	(1,795)	(1,796)
12/18/20	N/A	97,570	2.110	(2.801)	(910)	(911)
3/22/21	3/20/19[1]	17,459	2.750	(0.000)	53	31
9/15/21	9/18/19[1]	145,800	2.675	(0.000)	437	435
9/15/21	12/15/19[1]	97,200	2.520	(0.000)	4	3
9/15/21	9/18/19[1]	97,200	2.370	(0.000)	(275)	(276)
9/15/21	3/18/20[1]	48,600	2.694	(0.000)	163	163
9/15/21	9/18/19[1]	48,600	2.827	(0.000)	287	286
3/21/22	3/20/19[1]	401,725	(2.750)	0.000	(2,441)	(1,988)
3/20/23	3/20/19[1]	162,743	(2.750)	0.000	(1,418)	(1,120)
2/13/24	5/13/19[1]	37,726	2.625	(0.000)	173	26
3/20/24	3/20/19[1]	258,539	(2.750)	0.000	(2,636)	(2,055)
1/30/25	7/30/20[1]	62,208	(2.661)	0.000	(404)	(404)
3/20/26	3/20/19[1]	239,393	(2.750)	0.000	(2,549)	(2,146)
2/5/29	5/4/19[1]	7,604	2.670	(0.000)	6	6
					(12,208)	(10,531)

1     Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2     Fixed interest payment received/paid semiannually.

3     Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Interest[1]	1,750,081
Total Income	1,750,081
Expenses
The Vanguard Group—Note B
Investment Advisory Services	6,976
Management and Administrative—Investor Shares	14,345
Management and Administrative—Admiral Shares	32,376
Management and Administrative—Institutional Shares	5,775
Marketing and Distribution—Investor Shares	1,353
Marketing and Distribution—Admiral Shares	2,918
Marketing and Distribution—Institutional Shares	360
Custodian Fees	547
Auditing Fees	51
Shareholders’ Reports—Investor Shares	185
Shareholders’ Reports—Admiral Shares	441
Shareholders’ Reports—Institutional Shares	19
Trustees’ Fees and Expenses	35
Total Expenses	65,381
Net Investment Income	1,684,700
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(569,102)
Futures Contracts	(41,396)
Purchased Options	(2,853)
Written Options	6,346
Swap Contracts	(20,478)
Forward Currency Contracts	50,060
Foreign Currencies	37
Realized Net Gain (Loss)	(577,386)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	179,745
Futures Contracts	(17,666)
Purchased Options	235
Written Options	3,115
Swap Contracts	7,176

Short-Term Investment-Grade Fund

Statement of Operations (continued)
Year Ended
January 31, 2019
($000)
Forward Currency Contracts	(2)
Foreign Currencies	(182)
Change in Unrealized Appreciation (Depreciation)	172,421
Net Increase (Decrease) in Net Assets Resulting from Operations	1,279,735

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $21,954,000, ($187,000), and $84,000, respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $56,000 of net gain (loss) resulting from net in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,684,700	1,358,706
Realized Net Gain (Loss)	(577,386)	(192,043)
Change in Unrealized Appreciation (Depreciation)	172,421	(370,941)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,279,735	795,722
Distributions
Net Investment Income
Investor Shares	(229,139)	(192,944)
Admiral Shares	(1,151,441)	(865,663)
Institutional Shares	(303,737)	(241,237)
Realized Capital Gain[1]
Investor Shares	—	(2,084)
Admiral Shares	—	(8,541)
Institutional Shares	—	(2,200)
Total Distributions	(1,684,317)	(1,312,669)
Capital Share Transactions
Investor Shares	(1,424,483)	(152,433)
Admiral Shares	(1,672,327)	3,934,349
Institutional Shares	(1,389,223)	1,719,250
Net Increase (Decrease) from Capital Share Transactions	(4,486,033)	5,501,166
Total Increase (Decrease)	(4,890,615)	4,984,219
Net Assets
Beginning of Period	63,054,769	58,070,550
End of Period	58,164,154	63,054,769

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $12,825,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding Throughout Each Period			Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.57	$10.65	$10.60	$10.73	$10.74
Investment Operations
Net Investment Income	.283[1]	.224[1]	.213	.204	.200
Net Realized and Unrealized Gain (Loss) on Investments	(.069)	(.087)	.053	(.123)	.016
Total from Investment Operations	.214	.137	.266	.081	.216
Distributions
Dividends from Net Investment Income	(.284)	(.215)	(.205)	(.209)	(.200)
Distributions from Realized Capital Gains	—	(.002)	(.011)	(.002)	(.026)
Total Distributions	(.284)	(.217)	(.216)	(.211)	(.226)
Net Asset Value, End of Period	$10.50	$10.57	$10.65	$10.60	$10.73

Total Return[2]	2.07%	1.29%	2.52%	0.77%	2.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,846	$9,333	$9,558	$9,840	$10,943
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.71%	2.11%	2.00%	1.91%	1.86%
Portfolio Turnover Rate	71%[3]	86%	68%	75%	79%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding Throughout Each Period			Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.57	$10.65	$10.60	$10.73	$10.74
Investment Operations
Net Investment Income	.294[1]	.236[1]	.224	.215	.211
Net Realized and Unrealized Gain (Loss) on Investments	(.070)	(.088)	.053	(.123)	.016
Total from Investment Operations	.224	.148	.277	.092	.227
Distributions
Dividends from Net Investment Income	(.294)	(.226)	(.216)	(.220)	(.211)
Distributions from Realized Capital Gains	—	(.002)	(.011)	(.002)	(.026)
Total Distributions	(.294)	(.228)	(.227)	(.222)	(.237)
Net Asset Value, End of Period	$10.50	$10.57	$10.65	$10.60	$10.73

Total Return[2]	2.17%	1.39%	2.62%	0.87%	2.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40,218	$42,156	$38,564	$33,857	$33,772
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.81%	2.21%	2.10%	2.01%	1.96%
Portfolio Turnover Rate	71%[3]	86%	68%	75%	79%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares

For a Share Outstanding Throughout Each Period			Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.57	$10.65	$10.60	$10.73	$10.74
Investment Operations
Net Investment Income	.297[1]	.240[1]	.227	.218	.214
Net Realized and Unrealized Gain (Loss) on Investments	(.070)	(.089)	.053	(.123)	.016
Total from Investment Operations	.227	.151	.280	.095	.230
Distributions
Dividends from Net Investment Income	(.297)	(.229)	(.219)	(.223)	(.214)
Distributions from Realized Capital Gains	—	(.002)	(.011)	(.002)	(.026)
Total Distributions	(.297)	(.231)	(.230)	(.225)	(.240)
Net Asset Value, End of Period	$10.50	$10.57	$10.65	$10.60	$10.73

Total Return	2.20%	1.42%	2.65%	0.90%	2.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,100	$11,566	$9,949	$9,205	$8,337
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.84%	2.24%	2.13%	2.04%	1.99%
Portfolio Turnover Rate	71%[2]	86%	68%	75%	79%

1 Calculated based on average shares outstanding.

2 Includes 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The

Short-Term Investment-Grade Fund

primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2019, the fund’s average investments in long and short futures contracts represented 8% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Short-Term Investment-Grade Fund

During the year ended January 31, 2019, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

Short-Term Investment-Grade Fund

In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2019, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 3% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract

Short-Term Investment-Grade Fund

size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2019, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

8. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may

Short-Term Investment-Grade Fund

increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

10. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

12. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Short-Term Investment-Grade Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $3,195,000, representing 0.01% of the fund’s net assets and 1.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,656,543	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	14,219,977	33,869
Corporate Bonds	—	29,063,211	142,897
Sovereign Bonds	—	4,974,046	—
Taxable Municipal Bonds	—	44,670	—
Tax-Exempt Municipal Bonds	—	53,170	—
Convertible Preferred Stocks	—	—	—[2]
Temporary Cash Investments	3,137,868	1,179,799	—
Options Purchased	—	3,152	—
Options Written	(3,952)	(22,309)	—
Futures Contracts—Assets[1]	10,510	—	—
Futures Contracts—Liabilities[1]	(10,849)	—	—
Forward Currency Contracts—Assets	—	3,107	—
Forward Currency Contracts—Liabilities	—	(20,110)	—
Swap Contracts—Assets	1,335[1]	5,242	—
Swap Contracts—Liabilities	(3,356)[1]	(12,257)	—
Total	3,131,556	55,148,241	176,766

1 Represents variation margin on the last day of the reporting period.

2 Market value of convertible preferred stocks based on Level 3 inputs.

Short-Term Investment-Grade Fund

D.  At January 31, 2019, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Options Purchased	3,152	—	—	3,152
Variation Margin Receivable—Futures Contracts	10,510	—	—	10,510
Variation Margin Receivable—CC Swap Contracts	1,045	—	290	1,335
Unrealized Appreciation—Forward Currency Contracts	—	3,107	—	3,107
Unrealized Appreciation—OTC Swap Contracts	—	—	5,242	5,242
Total Assets	14,707	3,107	5,532	23,346

Options Written	(24,679)	—	(1,582)	(26,261)
Variation Margin Payable—Futures Contracts	(10,849)	—	—	(10,849)
Variation Margin Payable—CC Swap Contracts	(3,356)	—	—	(3,356)
Unrealized Depreciation—Forward Currency Contracts	—	(20,110)	—	(20,110)
Unrealized Depreciation—OTC Swap Contracts	—	—	(12,257)	(12,257)
Total Liabilities	(38,884)	(20,110)	(13,839)	(72,833)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2019, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(41,396)	—	—	(41,396)
Options Purchased	(1,182)	—	(1,671)	(2,853)
Options Written	(3,008)	—	9,354	6,346
Forward Currency Contracts	—	50,060	—	50,060
Swap Contracts	(5,817)	—	(14,661)	(20,478)
Realized Net Gain (Loss) on Derivatives	(51,403)	50,060	(6,978)	(8,321)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(17,666)	—	—	(17,666)
Options Purchased	235	—	—	235
Options Written	3,592		(477)	3,115
Forward Currency Contracts	—	(2)	—	(2)
Swap Contracts	(14,265)	—	21,441	7,176
Change in Unrealized Appreciation (Depreciation) on Derivatives	(28,104)	(2)	20,964	(7,142)

Short-Term Investment-Grade Fund

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, foreign currency transactions, and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	52
Total Distributable Earnings (Loss)	(52)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles, the realization of unrealized gains or losses on certain futures contracts, forward currency contracts, options, and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	41,406
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(757,822)
Net Unrealized Gains (Losses)	(247,469)

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	58,722,022
Gross Unrealized Appreciation	253,178
Gross Unrealized Depreciation	(500,520)
Net Unrealized Appreciation (Depreciation)	(247,342)

F.  During the year ended January 31, 2019, the fund purchased $26,108,673,000 of investment securities and sold $34,096,223,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $13,668,867,000 and $12,236,455,000, respectively. Total purchases and sales include $0 and $4,156,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Short-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,325,422	126,687	2,473,482	231,951
Issued in Lieu of Cash Distributions	206,614	19,752	178,077	16,694
Redeemed	(2,956,519)	(282,593)	(2,803,992)	(262,856)
Net Increase (Decrease)—Investor Shares	(1,424,483)	(136,154)	(152,433)	(14,211)
Admiral Shares
Issued	11,332,613	1,083,427	13,625,496	1,277,349
Issued in Lieu of Cash Distributions	920,232	87,968	698,665	65,499
Redeemed	(13,925,172)	(1,331,637)	(10,389,812)	(974,349)
Net Increase (Decrease)—Admiral Shares	(1,672,327)	(160,242)	3,934,349	368,499
Institutional Shares
Issued	3,255,614	311,004	5,379,998	503,938
Issued in Lieu of Cash Distributions	271,951	25,995	212,402	19,913
Redeemed	(4,916,788)	(469,832)	(3,873,150)	(363,474)
Net Increase (Decrease)—Institutional Shares	(1,389,223)	(132,833)	1,719,250	160,377

H.  Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Investment-Grade Fund Investor Shares	2.31%	2.91%	5.82%	$17,615
Bloomberg Barclays U.S. 5–10 Year Credit Bond Index	2.15	3.54	6.47	18,727
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	14,351

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Investment-Grade Fund Admiral Shares	2.41%	3.02%	5.94%	$88,996
Bloomberg Barclays U.S. 5–10 Year Credit Bond Index	2.15	3.54	6.47	93,636
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	71,754

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	-0.57%	2.93%	3.73%	1.96%	5.69%
Admiral Shares	2/12/2001	-0.47	3.03	3.84	1.96	5.80

Intermediate-Term Investment-Grade Fund

Sector Diversification

As of January 31, 2019

Asset-Backed	12.4%
Commercial Mortgage-Backed	8.3
Finance	31.2
Foreign	8.0
Government Mortgage-Backed	0.7
Industrial	27.8
Treasury/Agency	8.3
Utilities	3.2
Other	0.1

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Intermediate-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website.

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets

U.S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury Note/Bond	1.500%	2/28/23	613,000	590,779	2.0%
	United States Treasury Note/Bond	2.500%	3/31/23	325,000	325,812	1.1%
2	United States Treasury Note/Bond	2.625%	2/28/23	265,000	266,945	0.9%
3	United States Treasury Note/Bond	2.875%	5/15/28	200,000	204,156	0.7%
2,4	United States Treasury Note/Bond	1.500%	3/31/23	210,000	202,224	0.7%
2,4	United States Treasury Note/Bond	1.750%	5/15/23	170,000	165,220	0.6%
	United States Treasury Note/Bond	2.750%	5/31/23	120,000	121,537	0.4%
	United States Treasury Note/Bond	2.875%	4/30/25	100,000	102,156	0.4%
2	United States Treasury Note/Bond	1.500%–3.125%	5/31/23–11/15/28	232,167	228,386	0.8%
					2,207,215	7.6%

Conventional Mortgage-Backed Securities †					43,112	0.1%

Nonconventional Mortgage-Backed Securities †					132,283	0.5%
Total U.S. Government and Agency Obligations (Cost $2,393,574)					2,382,610	8.2%
Asset-Backed/Commercial Mortgage-Backed Securities
5	AmeriCredit Automobile Receivables Trust 2015-3	2.080%–3.340%	9/8/20–8/8/21	3,243	3,254	0.0%
5	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	2,980	2,997	0.0%
5	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	3,280	3,300	0.0%
5	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	3,390	3,364	0.0%
5	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	7,205	7,122	0.0%
5	AmeriCredit Automobile Receivables Trust 2017-3	1.690%	12/18/20	14,532	14,515	0.1%
5	AmeriCredit Automobile Receivables Trust 2018-2	4.010%	7/18/24	9,460	9,553	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets

5	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%–4.362%	9/15/48	7,626	7,735	0.0%
5	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	1,520	1,525	0.0%
5,6	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%–4.170%	10/15/20–1/16/23	11,939	11,974	0.1%
5,6	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%–4.220%	6/15/22–2/15/23	10,900	10,985	0.1%
5,6	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%–1.870%	7/15/21–2/15/22	7,251	7,182	0.0%
5,6	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	1,941	1,948	0.0%
5,6	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	2,256	2,260	0.0%
5,6	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	3,782	3,798	0.0%
5,6	Drive Auto Receivables Trust 2015-DA	3.380%–4.590%	11/15/21–1/17/23	10,129	10,199	0.0%
5,6	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	741	742	0.0%
5,6	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	11,330	11,473	0.1%
5,6	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	10,540	10,658	0.0%
5	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	1,640	1,649	0.0%
5	Drive Auto Receivables Trust 2017- 3	2.300%–2.800%	5/17/21–7/15/22	17,106	17,085	0.1%
5	Drive Auto Receivables Trust 2018-2	3.220%–4.140%	4/15/22–8/15/24	28,720	28,855	0.1%
5	Drive Auto Receivables Trust 2018-3	3.370%–4.300%	9/15/22–9/16/24	38,680	38,813	0.1%
5	Drive Auto Receivables Trust 2018-5	3.680%–4.300%	7/15/23–4/15/26	33,460	33,901	0.1%
5,6	GMF Floorplan Owner Revolving Trust 2016-1	2.410%–2.850%	5/17/21	9,190	9,173	0.0%
5,6	GMF Floorplan Owner Revolving Trust 2017-2	2.130%–2.630%	7/15/22	62,850	62,096	0.2%
5,6	GMF Floorplan Owner Revolving Trust 2018-2	3.130%	3/15/23	19,810	19,864	0.1%
5,6	GS Mortgage Securities Corporation Trust 2012-ALOHA	3.551%	4/10/34	5,430	5,492	0.0%
5,6	GS Mortgage Securities Trust 2010-C2	5.181%	12/10/43	1,370	1,404	0.0%
5,6	GS Mortgage Securities Trust 2011-GC3	5.637%	3/10/44	2,650	2,735	0.0%
5,6	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	7,625	7,580	0.0%
5,6	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,066	0.0%
5	GS Mortgage Securities Trust 2012-GCJ7	5.703%	5/10/45	2,140	2,208	0.0%
5,6	GS Mortgage Securities Trust 2013-GC13	4.049%–4.082%	7/10/46	1,395	1,387	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets

5	GS Mortgage Securities Trust 2013-GCJ12	3.135%–3.777%	6/10/46	5,678	5,677	0.0%
5	GS Mortgage Securities Trust 2013-GCJ14	3.817%–4.243%	8/10/46	6,844	7,066	0.0%
5	GS Mortgage Securities Trust 2014-GC20	3.998%–4.258%	4/10/47	11,208	11,572	0.1%
5	GS Mortgage Securities Trust 2014-GC24	3.931%–4.529%	9/10/47	27,220	27,820	0.1%
5	GS Mortgage Securities Trust 2014-GC26	3.364%–3.629%	11/10/47	25,550	25,875	0.1%
5	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	9,200	9,126	0.0%
5	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	2,398	2,405	0.0%
5	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	4,615	4,735	0.0%
5	GS Mortgage Securities Trust 2015-GC34	3.506%–4.653%	10/10/48	17,250	17,356	0.1%
5	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	1,720	1,648	0.0%
5	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	5,335	5,550	0.0%
5,6,7	Holmes Master Issuer plc 2018-1, 3M USD LIBOR + 0.360%	3.147%	10/15/54	10,350	10,310	0.0%
5,6,7	Holmes Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	3.207%	10/15/54	10,080	10,033	0.0%
5,6	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C1	4.608%	6/15/43	5,476	5,574	0.0%
5,6	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	4.070%–5.599%	11/15/43	6,125	6,197	0.0%
5,6	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3	4.717%	2/15/46	6,767	6,944	0.0%
5,6	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5	5.373%	8/15/46	4,000	4,184	0.0%
5,6	JP Morgan Chase Commercial Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	920	941	0.0%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6	3.507%	5/15/45	3,474	3,510	0.0%
5,6	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%–3.424%	10/15/45	26,765	26,725	0.1%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	1,350	1,386	0.0%
5,6	JP Morgan Chase Commercial Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	5,901	5,894	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets

5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	4,670	4,622	0.0%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	3.991%	1/15/46	2,873	2,879	0.0%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.674%–5.028%	12/15/46	34,676	36,111	0.1%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	10,979	10,883	0.0%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20	3.461%	7/15/47	12,380	12,491	0.1%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	4,940	4,754	0.0%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	9,670	9,788	0.0%
5	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	4,100	4,101	0.0%
5	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	11,590	11,775	0.1%
5	JPMCC Commercial Mortgage Securities Trust 2017-JP7	3.454%	9/15/50	4,660	4,636	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%–3.792%	8/15/45	24,502	24,677	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	2.858%	11/15/45	5,546	5,482	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.082%	7/15/46	3,074	3,091	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.085%–4.137%	8/15/46	15,515	15,952	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	3.824%–4.259%	10/15/46	2,836	2,934	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13	4.039%	11/15/46	400	414	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	2.918%–3.214%	2/15/46	4,470	4,421	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.102%	5/15/46	12,980	12,917	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%–4.384%	2/15/47	3,900	4,055	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%–4.911%	4/15/47	33,185	34,250	0.1%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets

5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%–4.754%	6/15/47	19,071	19,567	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	3.741%–4.011%	8/15/47	30,076	30,812	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	5,430	5,599	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%–3.526%	12/15/47	10,820	10,893	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%–3.249%	2/15/48	19,093	19,020	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.451%	7/15/50	3,420	3,424	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.479%–3.732%	5/15/48	38,730	39,429	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	7,598	7,706	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.325%–4.751%	5/15/49	21,350	21,208	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	27,300	27,599	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	6,520	6,514	0.0%
5	Morgan Stanley Capital I Trust 2012-C4	3.244%–3.773%	3/15/45	4,700	4,715	0.0%
5,6	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	6,407	6,429	0.0%
5,6	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	6,370	6,518	0.0%
5,6	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	2,795	2,806	0.0%
5,6	Morgan Stanley Capital I Trust 2015-420	3.727%	10/12/50	4,430	4,475	0.0%
5	Morgan Stanley Capital I Trust 2015-UBS8	3.809%–4.588%	12/15/48	51,895	52,970	0.2%
5	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	21,780	20,762	0.1%
5	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	7,410	7,485	0.0%
5	Morgan Stanley Capital I Trust 2017-HR2	3.509%–3.587%	12/15/50	6,286	6,302	0.0%
5	Morgan Stanley Capital I Trust 2018-H4	4.247%	12/15/51	6,730	7,051	0.0%
5,6	MSBAM Commercial Mortgage Securities Trust 2012-CKSV	3.277%	10/15/30	11,190	10,972	0.1%
5	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	5,160	5,171	0.0%
5	Santander Drive Auto Receivables Trust 2016-2	2.080%–3.390%	2/16/21–4/15/22	3,173	3,169	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets

5	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	9,330	9,277	0.0%
5	Santander Drive Auto Receivables Trust 2017-3	1.870%–2.760%	6/15/21–12/15/22	8,954	8,928	0.0%
5	Santander Drive Auto Receivables Trust 2018-1	2.100%–3.320%	11/16/20–3/15/24	33,043	32,897	0.1%
5	Santander Drive Auto Receivables Trust 2018-3	3.290%–4.070%	10/17/22–8/15/24	35,200	35,500	0.1%
5	Santander Drive Auto Receivables Trust 2018-4	3.980%	12/15/25	11,000	11,045	0.1%
5	Santander Drive Auto Receivables Trust 2018-5	4.190%	12/16/24	17,580	17,771	0.1%
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%–3.539%	10/15/45	13,524	13,514	0.1%
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%–4.218%	7/15/46	8,763	9,110	0.0%
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.548%–4.458%	8/15/50	24,970	25,363	0.1%
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	12,670	12,722	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	29,385	29,098	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	15,822	15,909	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%–4.224%	6/15/48	18,695	18,908	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%–4.497%	9/15/58	16,670	16,836	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%–4.543%	9/15/58	13,259	13,471	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	22,686	23,114	0.1%
5	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	8,870	8,942	0.0%
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%–3.794%	12/15/49	9,120	9,269	0.0%
5	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	6,875	6,816	0.0%
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%–3.418%	9/15/50	22,590	22,346	0.1%
5	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	15,120	15,145	0.1%
5	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	10,700	10,612	0.0%
5	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	9,205	9,215	0.0%
5	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	2,332	2,343	0.0%
5	Wells Fargo Commercial Mortgage Trust 2018-C43	4.012%–4.514%	3/15/51	17,850	18,019	0.1%
5	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	8,630	9,001	0.0%
5	Wells Fargo Commercial Mortgage Trust 2018-C47	4.365%	9/15/61	5,600	5,925	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets

5	Wells Fargo Commercial Mortgage Trust 2018-C48	4.245%	1/15/52	11,180	11,766	0.1%
5	Wells Fargo Commercial Mortgate Trust 2018-C47	4.442%	9/15/61	13,690	14,590	0.1%
6,§	Asset-Backed/Commercial Mortgage-Backed Securities—Other †				4,407,631	15.2%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $5,977,386)					5,944,332	20.4%
Corporate Bonds
Finance
	Banking
	Banco Santander SA	3.800%–4.379%	2/23/28–4/12/28	17,415	16,501	0.1%
5	Bank of America Corp.	3.824%	1/20/28	73,730	73,443	0.2%
5	Bank of America Corp.	3.093%	10/1/25	72,895	70,796	0.2%
5	Bank of America Corp.	3.366%	1/23/26	71,635	70,361	0.2%
5	Bank of America Corp.	2.328%–4.125%	7/21/21–8/1/25	167,770	168,642	0.6%
	Bank of Montreal	3.300%	2/5/24	76,000	75,843	0.3%
6	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	77,800	78,287	0.3%
	Cooperatieve Rabobank UA	4.625%	12/1/23	78,434	80,470	0.3%
	Cooperatieve Rabobank UA	2.750%	1/10/23	79,990	78,331	0.3%
6	Danske Bank A/S	5.375%	1/12/24	87,850	89,057	0.3%
	Goldman Sachs Group Inc.	3.750%	5/22/25	125,917	125,093	0.4%
5	Goldman Sachs Group Inc.	3.272%	9/29/25	112,805	109,405	0.4%
	Goldman Sachs Group Inc.	5.750%	1/24/22	68,835	73,773	0.2%
5,8,10	Goldman Sachs Group Inc.	1.375%–4.223%	12/13/19–5/1/29	296,320	295,962	1.0%
9	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.550%	3.476%	5/2/24	21,000	15,189	0.1%
	HSBC Bank USA NA	4.875%	8/24/20	24,478	25,139	0.1%
5	HSBC Holdings plc	4.041%	3/13/28	80,599	79,416	0.3%
5,8,11	HSBC Holdings plc	2.175%–4.583%	3/30/22–6/19/29	271,487	280,063	0.9%
9	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.100%	3.041%	2/16/24	28,200	20,126	0.1%
5	JPMorgan Chase & Co.	3.220%	3/1/25	80,536	79,418	0.3%
5	JPMorgan Chase & Co.	2.550%–4.500%	3/1/21–7/24/38	444,541	442,506	1.5%
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	79,890	81,089	0.3%
	Mitsubishi UFJ Financial Group Inc.	2.190%–3.777%	3/1/21–3/2/25	180,439	178,854	0.6%
6	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	29,055	28,810	0.1%
	Morgan Stanley	3.875%	1/27/26	68,427	68,542	0.2%
5	Morgan Stanley	2.500%–7.300%	5/13/19–1/23/30	390,960	394,328	1.3%
	MUFG Americas Holdings Corp.	3.000%–3.500%	6/18/22–2/10/25	31,491	31,202	0.1%
6	MUFG Bank Ltd.	2.750%–2.850%	9/14/20–9/8/21	47,461	47,122	0.2%
	Santander Holdings USA Inc.	3.400%–4.400%	3/28/22–7/13/27	79,853	78,745	0.3%
6	Santander UK Group Holdings plc	4.750%	9/15/25	17,061	16,509	0.1%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets

	Santander UK plc	4.000%	3/13/24	6,560	6,658	0.0%
5,6	UBS Group Funding Switzerland AG	2.859%	8/15/23	82,205	79,865	0.3%
8	Wells Fargo & Co.	2.100%–4.600%	4/1/21–1/24/29	277,176	274,798	0.9%
9	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.100%	3.174%	4/27/22	20,610	14,950	0.1%
	Wells Fargo Bank NA	3.550%	8/14/23	72,420	73,115	0.2%
6,§	Banking—Other †				2,763,628	9.5%
6,§	Brokerage †				398,927	1.4%
	Finance Companies †				18,376	0.1%
6	Insurance †				1,004,322	3.4%
6	Other Finance †				1,600	0.0%
6	Real Estate Investment Trusts †				945,898	3.2%
					8,855,159	30.4%
Industrial
	Basic Industry
	DowDuPont Inc.	4.493%	11/15/25	70,000	73,496	0.2%
6	Basic Industry—Other †				249,555	0.9%
6	Capital Goods †				361,342	1.3%
	Communication
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	76,727	79,002	0.3%
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	9,966	12,213	0.0%
	Comcast Corp.	3.375%	8/15/25	117,848	117,631	0.4%
	Comcast Corp.	4.150%	10/15/28	111,025	114,957	0.4%
	Comcast Corp.	3.375%–3.950%	3/1/24–10/15/25	112,353	114,027	0.4%
	NBCUniversal Media LLC	2.875%–4.375%	4/1/21–1/15/23	59,067	59,106	0.2%
	Verizon Communications Inc.	3.376%	2/15/25	94,600	94,494	0.3%
6	Communication—Other †				366,327	1.3%
	Consumer Cyclical
	General Motors Co.	4.875%–5.000%	10/2/23–10/1/28	20,000	19,621	0.1%
	General Motors Financial Co. Inc.	3.500%–5.650%	5/9/23–1/17/29	156,499	152,851	0.5%
	Visa Inc.	3.150%	12/14/25	98,722	98,919	0.3%
6	Consumer Cyclical—Other †				829,246	2.9%
	Consumer Noncyclical
6	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	108,090	105,925	0.4%
	Anheuser-Busch InBev Finance Inc.	2.625%–3.700%	1/17/23–2/1/24	73,670	72,927	0.2%
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	95,350	99,025	0.3%
	Anheuser-Busch InBev Worldwide Inc.	2.500%–4.000%	7/15/22–4/13/28	26,281	25,808	0.1%
	CVS Health Corp.	4.300%	3/25/28	125,900	127,693	0.4%
	Gilead Sciences Inc.	3.700%	4/1/24	87,110	88,555	0.3%
	Gilead Sciences Inc.	3.500%	2/1/25	82,807	82,645	0.3%
	Medtronic Inc.	3.500%	3/15/25	140,511	143,407	0.5%
	Reynolds American Inc.	4.450%	6/12/25	87,408	87,783	0.3%
6	Consumer Noncyclical—Other †				742,715	2.6%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets

	Energy
	BP Capital Markets America Inc.	2.750%–4.234%	5/10/23–11/6/28	241,702	239,871	0.8%
	BP Capital Markets plc	3.279%–3.994%	9/26/23–9/19/27	108,613	110,974	0.4%
	ConocoPhillips Co.	4.950%	3/15/26	67,877	74,155	0.3%
	Shell International Finance BV	3.250%	5/11/25	85,903	86,478	0.3%
6	Energy—Other †				1,082,725	3.7%
6	Other Industrial †				31,201	0.1%
	Technology
	Apple Inc.	3.250%	2/23/26	88,151	88,310	0.3%
	Apple Inc.	2.450%–3.450%	2/9/24–9/12/27	474,842	468,785	1.6%
	Oracle Corp.	2.650%	7/15/26	88,985	84,338	0.3%
	QUALCOMM Inc.	2.900%	5/20/24	95,587	92,535	0.3%
6	Technology—Other †				905,590	3.1%
	Transportation
	Delta Air Lines Inc.	4.375%	4/19/28	125,025	118,678	0.4%
6	Transportation—Other †				346,715	1.2%
					8,049,625	27.7%
Utilities
6	Electric †				887,930	3.0%
6	Natural Gas †				57,164	0.2%
	Other Utility †				1,305	0.0%
					946,399	3.2%
Total Corporate Bonds (Cost $17,931,004)					17,851,183	61.3%
Sovereign Bonds
12	Japan Treasury Discount Bill	0.000%	3/18/19	16,404,450	150,625	0.5%
	Kingdom of Saudi Arabia	2.375%	10/26/21	118,577	115,353	0.4%
	Petroleos Mexicanos	5.500%	1/21/21	193,114	194,074	0.7%
7	Petroleos Mexicanos	5.625%–8.000%	5/3/19–1/23/46	100,807	98,215	0.3%
	Republic of Hungary	6.250%	1/29/20	69,735	71,831	0.2%
	Republic of Indonesia	3.750%	4/25/22	88,508	89,057	0.3%
13	United Mexican States	8.500%	5/31/29	1,526,100	79,690	0.3%
13	United Mexican States	3.625%–10.000%	3/15/22–12/5/24	181,332	37,909	0.1%
6	Sovereign Bonds—Other †				1,736,653	6.0%
Total Sovereign Bonds (Cost $2,559,748)					2,573,407	8.8%
Taxable Municipal Bonds (Cost $46,246) †					46,894	0.2%
§ Convertible Preferred Stocks (Cost $8,571) †					–	0.0%

				Shares
Temporary Cash Investment
Money Market Fund
14	Vanguard Market Liquidity
	Fund (Cost $109,301)	2.572%		1,093,137	109,314	0.4%

Intermediate-Term Investment-Grade Fund

				Notional
				Amount on
				Underlying	Market	Percentage
		Expiration	Exercise	Swap	Value•	of Net
	Counterparty	Date	Rate	($000)	($000)	Assets
Options Purchased
Over-the-Counter Interest Rate Swaptions
Call Swaptions
30-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.816% Semiannually	JPMC	4/30/19	2.816%	15,790	319	0.0%
Put Swaptions
30-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.816% Semiannually	JPMC	4/30/19	2.816%	15,790	319	0.0%
Total Swaption Contracts Purchased (Cost $638)					638	0.0%
Total Investments (Cost $29,026,468)					28,908,378	99.3%

	Amount
	($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard	1,606
Receivables for Investment Securities Sold	522,973
Receivables for Accrued Income	224,732
Receivables for Capital Shares Issued	38,453
Variation Margin Receivable—Futures Contracts	22,517
Variation Margin Receivable—CC Swap Contracts	546
Unrealized Appreciation—Forward Currency Contracts	1,546
Unrealized Appreciation—OTC Swap Contracts	2,417
Other Assets	9,680
Total Other Assets	824,470	2.8%
Liabilities
Payables for Investment Securities Purchased	(500,608)
Payables for Capital Shares Redeemed	(53,930)
Payables for Distributions	(11,616)
Payables to Vanguard	(13,740)
Options Written, at Value[15]	(1,835)
Variation Margin Payable—Futures Contracts	(6,116)
Variation Margin Payable—CC Swap Contracts	(1,591)
Unrealized Depreciation—Forward Currency Contracts	(12,260)
Unrealized Depreciation—OTC Swap Contracts	(5,374)
Total Liabilities	(607,070)	(2.1%	)
Net Assets	29,125,778	100.0%

Intermediate-Term Investment-Grade Fund

At January 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	29,742,284
Total Distributable Earnings (Loss)	(616,506)
Net Assets	29,125,778

Investor Shares—Net Assets
Applicable to 222,276,658 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,115,155
Net Asset Value Per Share—Investor Shares	$9.52

Admiral Shares—Net Assets
Applicable to 2,838,488,514 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	27,010,623
Net Asset Value Per Share—Admiral Shares	$9.52

•	See Note A in Notes to Financial Statements.
§	Certain of the fund’s securities are valued using significant unobservable inputs.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1	Securities with a value of $50,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $11,909,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3	Securities with a value of $59,767,000 have been segregated as initial margin for open futures contracts.
4	Securities with a value of $13,448,000 have been segregated as initial margin for open cleared swap contracts.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6

Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2019, the aggregate value of these securities was $5,537,553,000, representing 19.0% of net assets.

7	Adjustable-rate security based upon 3-month USD LIBOR plus spread.
8	Face amount denominated in Australian dollars.
9	Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
10	Face amount denominated in euro.
11	Face amount denominated in British pounds.
12	Face amount denominated in Japanese yen.
13	Face amount denominated in Mexican peso.
14	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
15	Includes premiums received of $1,455,000.

CC—Centrally Cleared.

JPMC—JP Morgan Chase Bank.

OTC—Over-the-Counter.

Intermediate-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written

				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contracts	3/22/19	208	$121.50	25,272	(306)

Put Options
10-Year U.S. Treasury Note Futures Contracts	3/22/19	208	$121.50	25,272	(42)
					(348)

				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)

Over-the-Counter Swaptions
Call Swaptions
10-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.745% Semiannually	MSCS	2/25/19	2.745%	57,470	(585)
5-Year CDX-NA-IG-S31-V1 Credit Protection Sold, Receives 1.00% Quarterly	GSI	2/20/19	0.950%	63,725[1]	(792)
					(1,377)

Put Swaptions
10-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.745% Semiannually	MSCS	2/25/19	2.745%	57,470	(108)
5-Year CDX-NA-IG-S31-V1 Credit Protection Purchased, Pays 1.00% Quarterly	GSI	2/20/19	0.950%	63,725	(2)
					(110)
					(1,487)
Total Options Written (Premiums Received $1,455)					(1,835)

GSI—Goldman Sachs International.

MSCS—Morgan Stanley Capital Services LLC.

1 The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

Intermediate-Term Investment-Grade Fund

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short )	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation )
Long Futures Contracts
10-Year U.S. Treasury Note	March 2019	38,974	4,773,097	106,922
Ultra 10-Year U.S. Treasury Note	March 2019	4,851	633,965	2,243
5-Year U.S. Treasury Note	March 2019	3,482	399,940	1,630
Euro-Bund	March 2019	875	165,924	679
Euro-Schatz	March 2019	62	7,939	(1)
				111,473

Short Futures Contracts
2-Year U.S. Treasury Note	March 2019	(9,301)	(1,974,864)	(11,052)
Long Gilt	March 2019	(2,623)	(424,988)	(2,580)
Ultra Long U.S. Treasury Bond	March 2019	(928)	(149,524)	(3,832)
30-Year U.S. Treasury Bond	March 2019	(760)	(111,483)	(4,166)
AUD 3-Year Treasury Bond	March 2019	(411)	(33,585)	(222)
AUD 10-Year Treasury Bond	March 2019	(242)	(23,487)	(428)
Euro-Bobl	March 2019	(217)	(33,017)	(71)
Euro-Buxl	March 2019	(153)	(32,549)	(971)
				(23,322)
				88,151

Forward Currency Contracts

Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation ($000	) )
		Receive		Deliver
Toronto-Dominion Bank	3/20/19	GBP	8,599	USD	11,175	131	—
Deutsche Bank AG	3/20/19	GBP	7,749	USD	10,018	170	—
Deutsche Bank AG	3/20/19	EUR	8,538	USD	9,750	63	—
Morgan Stanley Capital	3/20/19	EUR	6,626	USD	7,583	32	—
Goldman Sachs Bank AG	3/20/19	GBP	4,599	USD	5,873	174	—
Goldman Sachs Bank AG	3/20/19	EUR	4,360	USD	4,991	20	—
BNP Paribas	3/20/19	EUR	2,140	USD	2,427	32	—
Toronto-Dominion Bank	3/20/19	EUR	1,749	USD	2,010	—	—
Morgan Stanley Capital	3/20/19	USD	221,079	EUR	191,727	743	—
Bank of America, N.A.	3/20/19	USD	199,300	AUD	284,690	—	(7,779)
Toronto-Dominion Bank	3/18/19	USD	148,260	JPY	16,412,652	—	(2,967)
Morgan Stanley Capital	3/20/19	USD	86,514	MXN	1,662,650	181	—

Intermediate-Term Investment-Grade Fund

Forward Currency Contracts (continued)

Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation ($000	) )
		Receive		Deliver
Morgan Stanley Capital	3/20/19	USD	57,992	GBP	44,779	—	(883)
Deutsche Bank AG	3/20/19	USD	31,806	EUR	27,851	—	(201)
JPMorgan Chase Bank, N.A.	3/20/19	USD	28,870	EUR	25,224	—	(119)
JPMorgan Chase Bank, N.A.	3/20/19	USD	20,966	GBP	16,119	—	(226)
Bank of America, N.A.	3/20/19	USD	6,271	EUR	5,477	—	(24)
Morgan Stanley Capital	3/20/19	USD	5,723	EUR	4,992	—	(14)
Goldman Sachs Bank AG	3/20/19	USD	2,878	EUR	2,513	—	(10)
Citibank, N.A.	3/20/19	USD	2,063	AUD	2,858	—	(16)
BNP Paribas	3/20/19	USD	1,722	GBP	1,312	—	(4)
Goldman Sachs Bank AG	3/20/19	USD	1,601	AUD	2,225	—	(17)
Goldman Sachs Bank AG	3/20/19	USD	251	GBP	191	—	—
JPMorgan Chase Bank, N.A.	3/18/19	USD	1	JPY	123	—	—
Goldman Sachs Bank AG	3/20/19	USD	251	GBP	191	—	—
						1,546	(12,260)

AUD—Australian dollar.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

MXN—Mexican peso.

USD—U.S. dollar.

Centrally Cleared Credit Default Swaps

				Periodic
				Premium			Unrealized
				Received			Appreciation
	Termination	Notional Amount		(Paid)	[1]	Value	(Depreciation	)
Reference Entity	Date	(000)		(%)		($000)	($000)
Credit Protection Sold
CDX-NA-HY-S31-V1	12/20/23	USD	110,159	5.000		6,665	2,273
CDX-NA-IG-S31-V1	12/20/23	USD	96,227	1.000		1,470	363
						8,135	2,636

1 Periodic premium received/paid quarterly.

USD—U.S. dollar.

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps

							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
America Movil /A3	12/20/22	BARC	15,000	1.000		(246)	113	—	(133)
Berkshire Hathaway Inc./Aa2	6/20/21	GSI	3,110	1.000		44	(11)	33	—
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	15,000	1.000		215	10	225	—
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	4,655	1.000		67	(11)	56	—
Berkshire Hathaway Inc./Aa2	6/20/22	BARC	15,760	1.000		251	(182)	69	—
Berkshire Hathaway Inc./Aa2	12/20/22	BARC	7,605	1.000		120	(101)	19	—
Berkshire Hathaway Inc./Aa2	6/20/24	BARC	19,400	1.000		195	(192)	3	—
Berkshire Hathaway Inc./Aa2	6/20/24	JPMC	9,400	1.000		95	(79)	16	—
Danske Bank A/S/A2	6/20/23	BNPSW	2,580	1.000		38	(42)	—	(4)
Metlife Inc./A3	12/20/20	GSCM	5,625	1.000		72	—	72	—
Metlife Inc./A3	12/20/21	BARC	3,165	1.000		49	(3)	46	—
Metlife Inc./A3	6/20/24	BARC	24,300	1.000		134	(24)	110	—
Ministry of Finance Malaysia/A3	12/20/23	BARC	4,800	1.000		39	(3)	36	—
Ministry of Finance Malaysia/A3	12/20/23	BOANA	9,200	1.000		75	13	88	—
Ministry of Finance Malaysia/A3	12/20/23	DBAG	17,000	1.000		139	95	234	—
People’s Republic of China/A3	6/20/22	BNPSW	22,800	1.000		459	(134)	325	—
People’s Republic of China/A3	12/20/23	GSI	28,300	1.000		574	(487)	87	—

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)

							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Republic of Chile/Aa3	12/20/23	BOANA	3,000	1.000		72	(65)	7	—
Republic of Colombia/Baa2	12/20/23	HSBCC	10,000	1.000		(102)	128	26	—
Republic of Colombia/Baa2	12/20/23	HSBCC	9,000	1.000		(92)	114	22	—
Republic of Indonesia/Baa2	12/20/23	BNPSW	5,650	1.000		(34)	114	80	—
Republic of Indonesia/Baa2	12/20/23	JPMC	5,975	1.000		(36)	98	62	—
Republic of Peru/A3	12/20/23	BNPSW	4,390	1.000		49	(33)	16	—
Republic of Peru/A3	12/20/23	BOANA	4,400	1.000		49	(34)	15	—
Saudi Arabia/A1	12/20/23	MSCS	23,000	1.000		99	(207)	—	(108)
Saudi Arabia/A1	12/20/23	MSCS	3,700	1.000		16	(38)	—	(22)
Southern Co. /Baa2	6/20/22	JPMC	59,775	1.000		926	(684)	242	—
Valeo SA/Baa2	6/20/23	GSI	7,240	1.000		(166)	(7)	—	(173)
Valeo SA/Baa2	6/20/23	JPMC	6,170	1.000		(141)	(15)	—	(156)
Valeo SA/Baa2	12/20/23	BNPSW	3,100	1.000		(101)	90	—	(11)
Verizon Communications Inc./Baa1	12/20/22	GSI	15,585	1.000		280	(209)	71	—
						3,139	(1,786)	1,960	(607)

Credit Protection Purchased
American International Group Inc.	12/20/20	GSCM	5,625	(1.000)		(70)	48	—	(22)
American International Group Inc.	12/20/20	GSCM	2,835	(1.000)		(35)	(17)	—	(52)
Bank of America Corp.	3/20/20	GSCM	7,870	(1.000)		(70)	29	—	(41)
Bank of China Ltd.	12/20/21	BNPSW	6,200	(1.000)		(114)	(12)	—	(126)
Bank of China Ltd.	6/20/22	BNPSW	22,800	(1.000)		(426)	3	—	(423)
Barclays Bank plc	12/20/23	BNPSW	9,115[1]	(1.000)		(140)	29	—	(111)
Commerzbank AG	6/20/21	BOANA	24,495	(1.000)		(260)	(220)	—	(480)

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)

							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
CVS Health Corp.	12/20/21	BARC	3,220	(1.000)		(61)	60	—	(1)
CVS Health Corp.	12/20/21	BOANA	15,000	(1.000)		(284)	284	—	—
Deutsche Bank AG	12/20/22	JPMC	15,195	(1.000)		285	57	342	—
Dominion Energy Inc.	6/20/22	JPMC	7,470	(1.000)		(176)	173	—	(3)
Enel Spa	12/20/23	JPMC	8,148	(1.000)		(39)	(66)	—	(105)
Exelon Corp.	6/20/22	JPMC	11,955	(1.000)		(305)	266	—	(39)
Exelon Corp.	6/20/22	JPMC	7,470	(1.000)		(191)	168	—	(23)
Federative Republic of Brazil	12/20/23	BARC	13,500	(1.000)		374	(647)	—	(273)
Federative Republic of Brazil	12/20/23	JPMC	12,000	(1.000)		332	(582)	—	(250)
Federative Republic of Brazil	12/20/25	BOANA	3,885	(1.000)		229	(768)	—	(539)
Federative Republic of Brazil	12/20/25	GSCM	2,485	(1.000)		147	(459)	—	(312)
JPMorgan Chase Bank N.A.	12/20/20	MSCS	25,000	(1.000)		(343)	59	—	(284)
LafargeHolcim Ltd.	12/20/23	BARC	3,000	(1.000)		33	(58)	—	(25)
LafargeHolcim Ltd.	12/20/23	BARC	2,595	(1.000)		28	(28)	—	—
LafargeHolcim Ltd.	12/20/23	BARC	2,040	(1.000)		22	(64)	—	(42)
LafargeHolcim Ltd.	12/20/23	BARC	1,020	(1.000)		11	(32)	—	(21)
Lincoln National Corp.	6/20/21	BARC	10,000	(1.000)		(142)	(105)	—	(247)
Lincoln National Corp.	6/20/21	BARC	1,555	(1.000)		(22)	(21)	—	(43)
Lincoln National Corp.	6/20/21	BARC	1,550	(1.000)		(22)	20	—	(2)
Lincoln National Corp.	12/20/21	BARC	3,165	(1.000)		(47)	(4)	—	(51)

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)

							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
McDonald’s Corp.	6/20/22	GSI	12,325	(1.000)		(344)	267	—	(77)
McKesson Corp.	3/20/19	JPMC	6,360	(1.000)		(8)	6	—	(2)
McKesson Corp.	3/20/19	JPMC	6,360	(1.000)		(8)	6	—	(2)
Republic of Turkey	12/20/19	GSI	26,350	(1.000)		140	(123)	17	—
Republic of Turkey	12/20/23	BARC	3,820	(1.000)		326	(454)	—	(128)
Sempra Energy	6/20/22	JPMC	11,955	(1.000)		(232)	258	26	—
Sempra Energy	6/20/22	JPMC	7,470	(1.000)		(145)	166	21	—
Societe Generale SA	12/20/21	JPMC	14,675	(1.000)		(259)	52	—	(207)
Societe Generale SA	12/20/23	JPMC	5,705	(1.000)		(28)	(52)	—	(80)
Societe Generale SA	12/20/23	JPMC	4,240	(1.000)		(21)	(41)	—	(62)
Societe Generale SA	12/20/23	JPMC	3,760	(1.000)		(19)	(36)	—	(55)
Societe Generale SA	12/20/23	JPMC	2,850	(1.000)		(14)	(27)	—	(41)
Standard Chartered Bank	12/20/21	JPMC	7,945	(1.000)		(158)	(10)	—	(168)
State of Qatar	6/20/22	BOANA	1,360	(1.000)		(25)	(11)	—	(36)
State of Qatar	6/20/22	CITNA	2,640	(1.000)		(49)	(21)	—	(70)
Wells Fargo & Co.	9/20/20	BOANA	9,700	(1.000)		(121)	40	—	(81)
						(2,251)	(1,867)	406	(4,524)

Intermediate-Term Investment-Grade Fund

Over-the-Counter Interest Rate Swaps

			Fixed		Floating		Remaining
			Interest		Interest		Up-Front
			Rate		Rate		Premium
		Notional	Received		Received		Received	Unrealized	Unrealized
Termination		Amount	(Paid	)[3]	(Paid )	Value	(Paid )	Appreciation	(Depreciation )
Date	Counterparty	($000)	(%	)	(% )	($000)	($000)	($000)	($000)
4/25/19	WFC	559	2.756		(2.490)[4]	2	—	2	—
4/27/20	GSCM	1,006	2.794		(2.490)[4]	4	—	4	—
4/1/21	WFC	2,658	0.965		(2.520)[5]	(36)	—	—	(36)
6/25/21	GSCM	2,521	3.143		(2.822)[4]	8	—	8	—
11/25/22	BARC	6,837	2.758		(2.677)[4]	37	—	37	—
9/25/29	GSCM	7,854	1.794		(2.506)[5]	(207)	—	—	(207)
						(192)	—	51	(243)
						696	(3,653)	2,417	(5,374)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in euro.

2 Periodic premium received/paid quarterly.

3 Fixed interest payment received/paid semiannually.

4 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid quarterly.

5  Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid monthly.

BARC—Barclays Bank plc.

BNPSW—BNP Paribas.

BOANA—Bank of America, N.A.

CITNA—Citibank N.A.

DBAG—Deutsche Bank AG.

GSCM—Goldman Sachs Bank USA.

GSI—Goldman Sachs International.

HSBCC—HSBC Bank USA, N.A.

JPMC—JP Morgan Chase Bank.

MSCS—Morgan Stanley Capital Services LLC.

WFC—Wells Fargo Bank N.A..

Intermediate-Term Investment-Grade Fund

At January 31, 2019, the counterparties had deposited in segregated accounts securities with a value of $832,000 and cash of $709,000 in connection with open forward currency contracts and open over-the-counter swap contracts.

Centrally Cleared Interest Rate Swaps

				Fixed		Floating
				Interest		Interest
				Rate		Rate			Unrealized
	Future		Notional	Received		Received			Appreciation
	Effective		Amount	(Paid	)[2]	(Paid	)	Value	(Depreciation )
Termination Date	Date		($000)	(%	)	(%	)	($000)	($000)
1/21/20	N/A		20,920	1.224		(2.506)[3]		(260)	(260)
1/21/20	N/A		3,130	1.363		(2.506)[3]		(35)	(35)
3/20/20	3/20/19[1]		78,597	2.750		0.000	[4]	59	116
4/15/20	N/A		14,650	1.345		(2.509)[3]		(206)	(206)
6/15/20	N/A		2,050.931			(2.514)[3]		(44)	(44)
7/15/20	N/A		8,920	1.571		(2.509)[3]		(119)	(119)
3/22/21	3/20/19	[1]	51,110	(2.750)		0.000	[4]	(157)	(175)
3/21/22	3/20/19	[1]	184,850	(2.750)		0.000	[4]	(1,123)	(910)
3/20/23	3/20/19	[1]	92,906	(2.750)		0.000	[4]	(809)	(640)
3/20/24	3/20/19	[1]	126,070	(2.750)		0.000	[4]	(1,285)	(1,001)
3/20/26	3/20/19	[1]	109,920	(2.750)		0.000	[4]	(1,170)	(986)
2/5/29	5/4/19	[1]	11,494	2.670		0.000	[4]	9	9
								(5,140)	(4,251)

1   Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2   Fixed interest payment received/paid semiannually.

3   Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid monthly.

4   Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Interest[1]	987,592
Total Income	987,592
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,413
Management and Administrative—Investor Shares	3,684
Management and Administrative—Admiral Shares	21,095
Marketing and Distribution—Investor Shares	376
Marketing and Distribution—Admiral Shares	1,876
Custodian Fees	273
Auditing Fees	46
Shareholders’ Reports—Investor Shares	69
Shareholders’ Reports—Admiral Shares	438
Trustees’ Fees and Expenses	20
Total Expenses	31,290
Net Investment Income	956,302
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(452,883)
Futures Contracts	(81,869)
Purchased Options	(937)
Written Options	3,679
Swap Contracts	(2,953)
Forward Currency Contracts	37,982
Foreign Currencies	(3,426)
Realized Net Gain (Loss)	(500,407)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	69,629
Futures Contracts	142,328
Purchased Options	(29)
Written Options	1,342
Swap Contracts	1,892
Forward Currency Contracts	2,308
Foreign Currencies	(231)
Change in Unrealized Appreciation (Depreciation)	217,239
Net Increase (Decrease) in Net Assets Resulting from Operations	673,134

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,601,000, ($102,000), and $13,000, respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $26,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	956,302	835,747
Realized Net Gain (Loss)	(500,407)	52,794
Change in Unrealized Appreciation (Depreciation)	217,239	(204,621)
Net Increase (Decrease) in Net Assets Resulting from Operations	673,134	683,920
Distributions
Net Investment Income
Investor Shares	(70,981)	(73,469)
Admiral Shares	(894,900)	(750,112)
Realized Capital Gain[1]
Investor Shares	—	(4,200)
Admiral Shares	—	(44,514)
Total Distributions	(965,881)	(872,295)
Capital Share Transactions
Investor Shares	(329,408)	(186,777)
Admiral Shares	275,334	2,032,367
Net Increase (Decrease) from Capital Share Transactions	(54,074)	1,845,590
Total Increase (Decrease)	(346,821)	1,657,215
Net Assets
Beginning of Period	29,472,599	27,815,384
End of Period	29,125,778	29,472,599

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.61	$9.66	$9.72	$10.06	$9.81
Investment Operations
Net Investment Income	.300 [1]	.277 [1]	.278	.288	.303
Net Realized and Unrealized Gain (Loss) on Investments	(.087)	(.034)	.030	(.288)	.341
Total from Investment Operations	.213	.243	.308	.000	.644
Distributions
Dividends from Net Investment Income	(.303)	(.274)	(.276)	(.296)	(.307)
Distributions from Realized Capital Gains	—	(.016)	(.092)	(.044)	(.087)
Total Distributions	(.303)	(.290)	(.368)	(.340)	(.394)
Net Asset Value, End of Period	$9.52	$9.61	$9.66	$9.72	$10.06

Total Return[2]	2.31%	2.47%	3.16%	0.03%	6.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,115	$2,472	$2,671	$2,701	$2,952
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.20%	2.84%	2.80%	2.94%	3.05%
Portfolio Turnover Rate	73%[3]	63%	68%	70%	88%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.61	$9.66	$9.72	$10.06	$9.81
Investment Operations
Net Investment Income	.310 [1]	.288 [1]	.288	.298	.313
Net Realized and Unrealized Gain (Loss) on Investments	(.087)	(.039)	.030	(.288)	.341
Total from Investment Operations	.223	.249	.318	.010	.654
Distributions
Dividends from Net Investment Income	(.313)	(.283)	(.286)	(.306)	(.317)
Distributions from Realized Capital Gains	—	(.016)	(.092)	(.044)	(.087)
Total Distributions	(.313)	(.299)	(.378)	(.350)	(.404)
Net Asset Value, End of Period	$9.52	$9.61	$9.66	$9.72	$10.06

Total Return[2]	2.41%	2.58%	3.27%	0.13%	6.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,011	$27,000	$25,145	$18,764	$16,491
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.30%	2.94%	2.90%	3.04%	3.15%
Portfolio Turnover Rate	73%[3]	63%	68%	70%	88%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The

Intermediate-Term Investment-Grade Fund

primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2019, the fund’s average investments in long and short futures contracts represented 19% and 9% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Intermediate-Term Investment-Grade Fund

During the year ended January 31, 2019, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the

Intermediate-Term Investment-Grade Fund

absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2019, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented 2% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an

Intermediate-Term Investment-Grade Fund

existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2019, the fund’s average value in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgagebacked securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgagebacked securities market or in order to sell mortgage-backed securities it owns under delayeddelivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Intermediate-Term Investment-Grade Fund

9. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

10. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $1,606,000, representing 0.01% of the fund’s net assets and 0.64% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Intermediate-Term Investment-Grade Fund

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,382,610	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	5,929,112	15,220
Corporate Bonds	—	17,771,010	80,173
Sovereign Bonds	—	2,573,407	—
Taxable Municipal Bonds	—	46,894	—
Convertible Bonds	—	—	—[1]
Temporary Cash Investments	109,314	—	—
Options Purchased	—	638	—
Options Written	(348)	(1,487)	—
Futures Contracts—Assets[2]	22,517	—	—
Futures Contracts—Liabilities[2]	(6,116)	—	—
Forward Currency Contracts—Assets	—	1,546	—
Forward Currency Contracts—Liabilities	—	(12,260)	—
Swap Contracts—Assets[2]	546	2,417	—
Swap Contracts—Liabilities[2]	(1,591)	(5,374)	—
Total	124,322	28,688,513	95,393

1 Market Value of Convertible Preferred Stock is less than $500 and is based on Level 3 inputs.

2 Represents variation margin on the last day of the reporting period.

Intermediate-Term Investment-Grade Fund

D.  At January 31, 2019, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	638	—	—	638
Variation Margin Receivable—Futures Contracts	22,517	—	—	22,517
Variation Margin Receivable—Swap Contracts	80	—	466	546
Unrealized Appreciation—Forward Currency Contracts	—	1,546	—	1,546
Unrealized Appreciation—Swap Contracts	51	—	2,366	2,417
Total Assets	23,286	1,546	2,832	27,664

Options Written	(1,041)	—	(794)	(1,835)
Variation Margin Payable—Futures Contracts	(6,116)	—	—	(6,116)
Variation Margin Payable—Swap Contracts	(1,591)	—	—	(1,591)
Unrealized Depreciation—Forward Currency Contracts	—	(12,260)	—	(12,260)
Unrealized Depreciation—Swap Contracts	(243)	—	(5,131)	(5,374)
Total Liabilities	(8,991)	(12,260)	(5,925)	(27,176)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2019, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(81,869)	—	—	(81,869)
Options Purchased	(295)	—	(642)	(937)
Options Written	(281)	—	3,960	3,679
Forward Currency Contracts	—	37,982	—	37,982
Swap Contracts	(1,814)	—	(1,139)	(2,953)
Realized Net Gain (Loss) on Derivatives	(84,259)	37,982	2,179	(44,098)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	142,328	—	—	142,328
Options Purchased	—	—	(29)	(29)
Options Written	1,555	—	(213)	1,342
Forward Currency Contracts	—	2,308	—	2,308
Swap Contracts	(7,059)	—	8,951	1,892
Change in Unrealized Appreciation (Depreciation) on Derivatives	136,824	2,308	8,709	147,841

Intermediate-Term Investment-Grade Fund

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, foreign currency transactions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	22
Total Distributable Earnings (Loss)	(22)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the realization of unrealized gains or losses on certain futures contracts, forward currency contracts, options, and swap agreements and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	16,089
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(485,416)
Net Unrealized Gains (Losses)	(123,572)

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	29,022,815
Gross Unrealized Appreciation	238,741
Gross Unrealized Depreciation	(362,358)
Net Unrealized Appreciation (Depreciation)	(123,617)

F.  During the year ended January 31, 2019, the fund purchased $17,058,643,000 of investment securities and sold $18,619,659,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,543,024,000 and $2,313,858,000, respectively. Total sales include $1,926,000 in connection with in-kind redemptions of the fund’s capital shares.

Intermediate-Term Investment-Grade Fund

G.  Capital share transactions for each class of shares were:

			Year Ended January 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	409,991	43,707	674,913	69,126
Issued in Lieu of Cash Distributions	62,607	6,654	68,232	6,982
Redeemed	(802,006)	(85,353)	(929,922)	(95,247)
Net Increase (Decrease)—Investor Shares	(329,408)	(34,992)	(186,777)	(19,139)
Admiral Shares
Issued	6,514,554	693,184	7,657,969	784,117
Issued in Lieu of Cash Distributions	764,312	81,254	666,997	68,261
Redeemed	(7,003,532)	(745,703)	(6,292,599)	(644,986)
Net Increase (Decrease)—Admiral Shares	275,334	28,735	2,032,367	207,392

H.  Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Investment-Grade Fund Investor Shares	-1.45%	5.25%	7.78%	$21,148
Bloomberg Barclays U.S. Long Credit A or Better Bond Index	-1.68	5.12	7.59	20,778
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	14,351

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Long-Term Investment-Grade Fund Admiral Shares	-1.35%	5.36%	7.89%	$106,845
Bloomberg Barclays U.S. Long Credit A or Better Bond Index	-1.68	5.12	7.59	103,891
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	2.44	3.68	71,754

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	-5.95%	5.58%	4.97%	1.91%	6.88%
Admiral Shares	2/12/2001	-5.86	5.68	5.08	1.91	6.99

Long-Term Investment-Grade Fund

Sector Diversification

As of January 31, 2019

Finance	19.3%
Foreign	1.5
Government Mortgage-Backed	1.3
Industrial	45.6
Treasury/Agency	6.8
Utilities	14.7
Other	10.8

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Long-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets — Investments Summary

As of January 31, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website.

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1,2	United States Treasury Note/Bond	4.500%	2/15/36	270,030	334,543	2.0%
	United States Treasury Note/Bond	4.750%	2/15/37	109,059	139,732	0.8%
	United States Treasury Note/Bond	4.375%	11/15/39	83,425	102,835	0.6%
	United States Treasury Note/Bond	3.000%	2/15/48	82,000	81,859	0.5%
1,2	United States Treasury Note/Bond	2.250%–3.375%	11/15/24–8/15/48	304,084	294,763	1.8%
	U.S. Government Securities—Other †				19,622	0.1%
					973,354	5.8%

Agency Notes †					53,563	0.3%

Conventional Mortgage-Backed Securities
§,3,4,5	Fannie Mae Pool	3.765%–4.180%	8/1/30–3/1/49	243,989	245,176	1.4%

Nonconventional Mortgage-Backed Securities
3,4	Fannie Mae Pool	3.135%	10/1/32	6,300	6,100	0.1%
3,4,6	Fannie Mae REMICS, 6.050% - 1M USD LIBOR	3.540%	3/25/46	1,821	313	0.0%
3,4,6	Fannie Mae REMICS, 6.150% - 1M USD LIBOR	3.640%	5/25/47	2,548	425	0.0%
3,4,6	Fannie Mae REMICS, 6.200% - 1M USD LIBOR	3.690%	10/25/47	1,665	303	0.0%
3,4,7	Fannie Mae REMICS	3.000%–6.000%	3/25/43–2/25/48	17,569	13,140	0.1%
3,4,7	Fannie Mae REMICS 2012-138	4.500%	12/25/42	476	116	0.0%
3,4,7	Fannie Mae REMICS 2013-20	4.000%	3/25/43	576	109	0.0%
3,4,7	Fannie Mae REMICS 2013-39D	4.000%	6/25/42	496	79	0.0%
3,4,7	Fannie Mae REMICS 2013-43	4.000%	5/25/43	1,466	278	0.0%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3,4,7	Fannie Mae REMICS 2015-22	6.000%	4/25/45	653	150	0.0%
3,4,7	Fannie Mae REMICS 2015-28	4.000%	5/25/45	557	108	0.0%
3,4,7	Fannie Mae REMICS 2016-3	4.000%–6.000%	2/25/46	1,829	371	0.0%
	Nonconventional Mortgage-Backed Securities—Other †				55,108	0.3%
					76,600	0.5%
Total U.S. Government and Agency Obligations (Cost $1,319,781)					1,348,693	8.0%
Asset-Backed/Commercial Mortgage-Backed Securities (Cost $6,051) †					6,266	0.1%
Corporate Bonds
Finance
	Banking
4	Bank of America Corp.	4.244%	4/24/38	80,790	81,328	0.5%
4,7	Bank of America Corp.	3.946%	1/23/49	65,835	62,298	0.4%
4	Bank of America Corp.	3.705%–5.875%	1/20/28–1/20/48	91,165	95,488	0.6%
	Bank of America NA	6.000%	10/15/36	20,450	24,609	0.1%
	Bank One Corp.	8.000%	4/29/27	27,424	34,338	0.2%
4	Citigroup Inc.	3.878%	1/24/39	61,990	58,672	0.3%
4	Goldman Sachs Group Inc.	4.017%	10/31/38	134,120	126,442	0.7%
4	Goldman Sachs Group Inc.	3.691%	6/5/28	66,500	64,377	0.4%
4	Goldman Sachs Group Inc.	3.814%–6.250%	4/23/29–10/21/45	138,138	143,426	0.8%
	HSBC Bank USA NA	5.625%–5.875%	11/1/34–8/15/35	67,630	77,647	0.5%
	HSBC Holdings plc	6.800%	6/1/38	58,749	72,577	0.4%
4	HSBC Holdings plc	4.041%–7.625%	3/8/26–1/14/42	76,010	91,995	0.5%
4	JPMorgan Chase & Co.	3.882%	7/24/38	72,532	69,082	0.4%
4	JPMorgan Chase & Co.	3.964%	11/15/48	72,910	68,311	0.4%
	JPMorgan Chase & Co.	6.400%	5/15/38	54,099	67,889	0.4%
4	JPMorgan Chase & Co.	3.897%–5.600%	7/23/29–1/23/49	180,237	180,977	1.1%
4	Morgan Stanley	3.971%	7/22/38	82,820	79,157	0.5%
4	Morgan Stanley	3.737%–7.250%	4/24/24–1/22/47	201,180	219,066	1.3%
	Wachovia Corp.	5.500%	8/1/35	2,400	2,649	0.0%
	Wells Fargo & Co.	5.606%	1/15/44	139,708	159,281	0.9%
	Wells Fargo & Co.	5.375%	11/2/43	55,167	60,436	0.4%
4	Wells Fargo & Co.	3.584%–4.900%	5/22/28–12/7/46	129,151	129,783	0.8%
	Wells Fargo Bank NA	3.550%–6.600%	8/14/23–1/15/38	32,105	32,548	0.2%
8	Banking—Other †				72,044	0.4%
8	Brokerage †				34,919	0.2%
	Insurance
	Berkshire Hathaway Finance Corp.	4.200%–5.750%	1/15/40–1/15/49	88,315	91,316	0.5%
	Berkshire Hathaway Inc.	4.500%	2/11/43	52,057	55,542	0.3%
	UnitedHealth Group Inc.	4.750%	7/15/45	50,840	56,487	0.3%
	UnitedHealth Group Inc.	3.750%–6.875%	7/15/35–12/15/48	206,413	225,226	1.4%
8	Insurance—Other †				553,704	3.3%
8	Real Estate Investment Trusts †				11,724	0.1%
					3,103,338	18.3%
Industrial
	Basic Industry
	Rio Tinto Finance USA plc	4.125%	8/21/42	56,381	57,683	0.3%
8	Basic Industry—Other †				117,978	0.7%
§,8	Capital Goods †				396,837	2.4%
	Communication
	Comcast Corp.	3.969%	11/1/47	83,688	78,078	0.5%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Comcast Corp.	4.250%	10/15/30	59,995	62,114	0.4%
	Comcast Corp.	4.750%	3/1/44	55,670	58,082	0.3%
	Comcast Corp.	3.200%–6.500%	10/15/28–10/15/58	434,938	437,333	2.6%
	NBCUniversal Media LLC	4.450%–5.950%	4/1/41–1/15/43	39,685	42,690	0.2%
8	Communication—Other †				188,721	1.1%
	Consumer Cyclical
	Amazon.com Inc.	4.050%	8/22/47	105,380	107,340	0.6%
	Amazon.com Inc.	3.875%	8/22/37	79,775	80,345	0.5%
	Amazon.com Inc.	4.250%–4.800%	12/5/34–8/22/57	63,054	66,647	0.4%
	Home Depot Inc.	4.875%	2/15/44	66,510	73,851	0.4%
	Home Depot Inc.	3.500%–5.950%	12/16/36–9/15/56	121,035	136,921	0.8%
	Walmart Inc.	3.950%	6/28/38	93,920	95,958	0.6%
	Walmart Inc.	3.625%	12/15/47	70,485	67,487	0.4%
	Walmart Inc.	3.700%–5.625%	6/26/28–6/29/48	78,810	82,618	0.5%
8	Consumer Cyclical—Other †				412,158	2.4%
	Consumer Noncyclical
8	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	104,185	99,373	0.6%
8	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	93,620	89,901	0.5%
	Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	473	0.0%
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	23,000	19,214	0.1%
	Anheuser-Busch InBev Worldwide Inc.	3.750%–8.200%	4/15/38–4/15/58	128,232	125,345	0.8%
	Gilead Sciences Inc.	4.000%–5.650%	9/1/35–3/1/47	185,752	185,017	1.1%
	Johnson & Johnson	3.400%–4.500%	3/1/36–3/3/47	178,365	175,593	1.0%
	Medtronic Inc.	4.625%	3/15/45	89,925	98,195	0.6%
	Medtronic Inc.	4.375%–6.500%	3/15/35–3/15/44	74,279	83,481	0.5%
	Merck & Co. Inc.	3.700%	2/10/45	71,020	69,843	0.4%
	Pfizer Inc.	4.100%–7.200%	9/15/38–9/15/48	123,207	141,821	0.8%
	Wyeth LLC	5.950%	4/1/37	56,800	70,990	0.4%
	Wyeth LLC	6.000%–6.500%	2/1/34–2/15/36	5,702	7,143	0.1%
8	Consumer Noncyclical—Other †				1,034,889	6.1%
	Energy
	ConocoPhillips	6.500%	2/1/39	59,366	77,417	0.5%
	Dominion Energy Gas Holdings LLC	4.800%	11/1/43	1,575	1,586	0.0%
	Shell International Finance BV	3.750%–6.375%	5/11/35–9/12/46	202,092	209,954	1.2%
8	Energy—Other †				350,040	2.1%
8	Other Industrial †				49,211	0.3%
	Technology
	Apple Inc.	4.650%	2/23/46	53,777	58,762	0.4%
	Apple Inc.	3.450%–4.500%	2/23/36–11/13/47	245,374	242,707	1.4%
	Cisco Systems Inc.	5.900%	2/15/39	46,695	59,210	0.4%
	Intel Corp.	3.734%	12/8/47	65,779	62,896	0.4%
	Microsoft Corp.	3.700%	8/8/46	86,005	85,258	0.5%
	Microsoft Corp.	4.450%	11/3/45	70,670	78,201	0.5%
	Microsoft Corp.	3.750%	2/12/45	74,350	73,972	0.4%
	Microsoft Corp.	4.250%	2/6/47	66,743	72,245	0.4%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Microsoft Corp.	4.750%	11/3/55	50,365	57,915	0.3%
	Microsoft Corp.	3.450%–5.300%	2/12/35–2/6/57	162,926	166,202	1.0%
	Oracle Corp.	4.000%	7/15/46	87,475	84,489	0.5%
	Oracle Corp.	6.500%	4/15/38	63,400	80,333	0.5%
	Oracle Corp.	5.375%	7/15/40	59,740	69,498	0.4%
	Oracle Corp.	3.800%–6.125%	5/15/35–5/15/55	138,529	138,586	0.8%
8	Technology—Other †				168,172	1.0%
	Transportation
	Burlington Northern Santa Fe LLC	3.900%–7.950%	8/15/30–12/15/48	229,844	243,736	1.4%
	Transportation—Other †				114,433	0.7%
					7,308,942	43.2%
Utilities
	Electric
	Baltimore Gas & Electric Co.	4.250%–6.350%	10/1/36–9/15/48	27,705	28,170	0.2%
	Berkshire Hathaway Energy Co.	4.450%–6.125%	4/1/36–1/15/49	102,362	109,959	0.7%
	Commonwealth Edison Co.	3.650%–5.900%	8/15/28–3/1/48	108,375	107,970	0.6%
	Duke Energy Carolinas LLC	6.100%	6/1/37	51,000	61,314	0.4%
	Duke Energy Carolinas LLC	3.700%–6.450%	10/15/32–12/1/47	82,262	84,234	0.5%
	Duke Energy Florida LLC	3.400%–6.350%	9/15/37–10/1/46	24,510	25,641	0.2%
	Duke Energy Indiana LLC	4.200%–6.450%	10/15/35–7/15/43	60,336	67,199	0.4%
	Duke Energy Ohio Inc.	3.700%–4.300%	6/15/46–2/1/49	28,825	28,637	0.2%
	Duke Energy Progress LLC	3.700%–4.200%	5/15/42–10/15/46	102,246	99,555	0.6%
	MidAmerican Energy Co.	4.250%–5.800%	10/15/36–7/15/49	69,930	73,511	0.4%
	Nevada Power Co.	5.375%–6.650%	4/1/36–5/15/41	49,180	55,697	0.3%
	PacifiCorp	4.100%–6.350%	6/15/35–1/15/49	118,982	139,582	0.8%
	PECO Energy Co.	3.700%–4.800%	10/15/43–3/1/48	55,380	54,607	0.3%
	Potomac Electric Power Co.	4.150%–7.900%	11/15/37–3/15/43	16,950	17,026	0.1%
	South Carolina Electric & Gas Co.	4.500%–6.625%	2/1/32–6/1/64	77,054	86,350	0.5%
	Virginia Electric & Power Co.	6.000%	5/15/37	57,330	68,756	0.4%
	Virginia Electric & Power Co.	3.800%–6.350%	11/30/37–12/1/48	57,534	56,143	0.3%
8	Electric—Other †				1,173,787	6.9%
8	Natural Gas †				55,420	0.4%
	Other Utility †				3,374	0.0%
					2,396,932	14.2%
Total Corporate Bonds (Cost $12,460,203)					12,809,212	75.7%
[8]Sovereign Bonds (Cost $255,588) †					259,479	1.5%
Taxable Municipal Bonds
	California GO	7.300%	10/1/39	75,015	104,951	0.6%
	California GO	7.600%	11/1/40	64,585	96,541	0.6%
	California GO	4.500%–7.625%	4/1/33–3/1/40	120,640	156,110	0.9%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Los Angeles CA Unified School District GO	6.758%	7/1/34	44,085	57,636	0.3%
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	43,803	61,411	0.4%
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	63,315	90,301	0.5%
	Taxable Municipal Bonds—Other †				1,230,977	7.3%
Total Taxable Municipal Bonds (Cost $1,590,202)					1,797,927	10.6%

				Shares
Temporary Cash Investments
Money Market Fund
9	Vanguard Market Liquidity Fund	2.572%		4,452,258	445,226	2.6%

				Face
				Amount
				($000)
Repurchase Agreements
	Bank of America Securities, LLC (Dated 1/31/19, Repurchase Value $25,402,000, collateralized by Federal National Mortgage Assn. 4.000%, 11/1/48, with a value of $25,908,000)	2.570%	2/1/19	25,400	25,400	0.2%
	Barclays Capital Inc. (Dated 1/31/19, Repurchase Value $23,602,000, collateralized by U.S. Treasury Note/Bond 2.625%, 12/31/25, with a value of $24,072,000)	2.550%	2/1/19	23,600	23,600	0.1%
	Citigroup Global Markets Inc. (Dated 1/31/19, Repurchase Value $48,103,000, collateralized by U.S. Treasury Bill 0.000%, 2/5/19–12/5/19 and U.S. Treasury Note/Bond 1.625%, 2/15/26, with a value of $49,062,000)	2.550%	2/1/19	48,100	48,100	0.3%
	RBC Capital Markets LLC (Dated 1/31/19, Repurchase Value $30,802,000, collateralized by Federal National Mortgage Assn. 3.500%, 12/1/47, with a value of $31,416,000)	2.550%	2/1/19	30,800	30,800	0.2%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Wells Fargo & Co. (Dated 1/31/19, Repurchase Value $25,002,000, collateralized by Federal Home Loan Bank 3.500%, 3/11/33, Federal Home Loan Mortgage Corp. 3.000%–8.500%, 8/1/21–1/1/49, and Federal National Mortgage Assn. 3.000%–5.500%, 8/1/20–1/1/49, with a value of $25,500,000)	2.590%	2/1/19	25,000	25,000	0.1%
				152,900	0.9%
Total Temporary Cash Investments (Cost $598,126)				598,126	3.5%

				Notional
	Expiration		Exercise	Amount
	Date	Contracts	Price	($000)
Options Purchased
Exchange-Traded Options
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	28	$119.00	3,332	—	0.0%

				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap
	Counterparty	Date	Rate	($000)
Over-the-Counter Swaptions
Call Swaptions
30-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.820% Semiannually	JPMC	4/30/19	2.820%	850	17	0.0%
Put Swaptions
30-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.820% Semiannually	JPMC	4/30/19	2.820%	850	17	0.0%
					34	0.0%
Total Options Purchased (Cost $36)					34	0.0%
Total Investments (Cost $16,229,987)					16,819,737	99.4%

Long-Term Investment-Grade Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	896
Receivables for Investment Securities Sold	21,447
Receivables for Accrued Income	196,538
Receivables for Capital Shares Issued	6,508
Variation Margin Receivable—Futures Contracts	6,051
Variation Margin Receivable—CC Swap Contracts	3,752
Unrealized Appreciation—Forward Currency Contracts	98
Unrealized Appreciation—OTC Swap Contracts	270
Other Assets	591
Total Other Assets	236,151	1.4%
Liabilities
Payables for Investment Securities Purchased	(93,637)
Payables to Investment Advisor	(636)
Payables for Capital Shares Redeemed	(12,606)
Payables for Distributions	(8,950)
Payables to Vanguard	(12,797)
Options Written, at Value[10]	(174)
Variation Margin Payable—Futures Contracts	(1,347)
Variation Margin Payable—CC Swap Contracts	(693)
Unrealized Depreciation—Forward Currency Contracts	(198)
Unrealized Depreciation—OTC Swap Contracts	(475)
Other Liabilities	(5,792)
Total Liabilities	(137,305)	(0.8%	)
Net Assets	16,918,583	100.0%

At January 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	16,432,066
Total Distributable Earnings (Loss)	486,517
Net Assets	16,918,583

Investor Shares—Net Assets
Applicable to 418,718,299 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,098,422
Net Asset Value Per Share—Investor Shares	$9.79

Long-Term Investment-Grade Fund

Amount
($000)
Admiral Shares–Net Assets
Applicable to 1,309,791,166 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,820,161
Net Asset Value Per Share–Admiral Shares	$9.79

•	See Note A in Notes to Financial Statements.
§	Certain of the fund’s securities are valued using significant unobservable inputs.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1	Securities with a value of $61,478,000 have been segregated as initial margin for open cleared swap contracts.
2	Securities with a value of $16,723,000 have been segregated as initial margin for open futures contracts.
3

The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2019.
6	Inverse floating rate Interest-only security whose interest rate is derived by subtracting 1-month USD LIBOR from a cap.
7	Interest-only security.
8

Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2019, the aggregate value of these securities was $881,610,000, representing 5.2% of net assets.

9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10	Includes premiums received of $157,000.
CC—Centrally Cleared. GO—General Obligation Bond. JPMC—JP Morgan Chase Bank. OTC—Over-the-Counter. REMICS—Real Estate Investment Conduits.

Long-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	28	$121.00	3,388	(43)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	28	121.50	3,402	(30)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	14	122.00	1,708	(9)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	11	121.50	1,337	(16)
					(98)

Put Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	28	$121.00	3,388	(1)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	28	121.50	3,402	(3)
10-Year U.S. Treasury Note Futures Contracts	2/22/19	14	122.00	1,708	(3)
10-Year U.S. Treasury Note Futures Contracts	3/22/19	11	121.50	1,337	(2)
					(9)
					(107)

				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
Over-the-Counter Swaptions
Call Options
10-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.750% Semiannually	MSCS	2/25/19	2.750%	2,060	(21)
5-Year CDX-NA-IG-S31-V1 Credit Protection Sold, Receives 1.000% Quarterly	GSI	2/20/19	0.950%	3,400[1]	(42)
					(63)

Long-Term Investment-Grade Fund

Options Written (continued)
				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
Put Swaptions
10-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.750% Semiannually	MSCS	2/25/19	2.750%	2,060	(4)
5-Year CDX-NA-IG-S31-V1 Credit Protection Purchased, Pays 1.000% Quarterly	GSI	2/20/19	0.950%	3,400	—
					(4)
					(67)
Total Options Written (Premiums Received $157)					(174)

GSI—Goldman Sachs International.

MSCS—Morgan Stanley Capital Services LLC.

1   The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short )	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation )
Long Futures Contracts
Ultra Long U.S. Treasury Bond	March 2019	2,711	436,810	6,608
30-Year U.S. Treasury Bond	March 2019	2,004	293,962	8,697
Ultra 10-Year U.S. Treasury Note	March 2019	628	82,072	1,588
2-Year U.S. Treasury Note	March 2019	212	45,014	147
5-Year U.S. Treasury Note	March 2019	226	25,958	356
Euro-Bund	March 2019	52	9,861	60
10-Year U.S. Treasury Note	March 2019	32	3,919	103
				17,559

Short Futures Contracts
10-Year U.S. Treasury Note	March 2019	(2,271)	(278,127)	(1,979)
2-Year U.S. Treasury Note	March 2019	(170)	(36,096)	(32)
5-Year U.S. Treasury Note	March 2019	(303)	(34,802)	(117)
Ultra 10-Year U.S. Treasury Note	March 2019	(177)	(23,132)	(135)
Long Gilt	March 2019	(132)	(21,387)	(69)
Euro-Buxl	March 2019	(18)	(3,829)	(114)
Euro-Bobl	March 2019	(4)	(609)	(3)
				(2,449)
				15,110

Long-Term Investment-Grade Fund

Forward Currency Contracts
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation ($000	) )
		Receive		Deliver
Deutsche Bank AG	3/20/19	EUR	399	USD	456	3	—
Morgan Stanley Capital Services LLC	3/20/19	EUR	355	USD	406	2	—
Goldman Sachs Bank AG	3/20/19	EUR	169	USD	194	1	—
Toronto-Dominion Bank	3/18/19	USD	7,951	JPY	880,240	—	(159)
Morgan Stanley Capital Services LLC	3/20/19	USD	6,933	EUR	6,012	23	—
BNP Paribas	3/20/19	USD	6,842	MXN	130,758	52	—
Morgan Stanley Capital Services LLC	3/20/19	USD	5,309	MXN	102,026	11	—
Deutsche Bank AG	3/20/19	USD	1,656	EUR	1,450	—	(11)
BNP Paribas	3/20/19	USD	1,617	EUR	1,402	6	—
JPMorgan Chase Bank, N.A.	3/20/19	USD	1,517	EUR	1,326	—	(6)
BNP Paribas	3/20/19	USD	1,490	EUR	1,314	—	(20)
Bank of America, N.A.	3/20/19	USD	280	EUR	245	—	(1)
Goldman Sachs Bank AG	3/20/19	USD	86	AUD	119	—	(1)
Toronto-Dominion Bank	3/20/19	USD	80	EUR	69	—	—
BNP Paribas	3/20/19	USD	57	GBP	44	—	—
Bank of America, N.A.	3/20/19	USD	9	AUD	13	—	—
JPMorgan Chase Bank, N.A.	3/18/19	USD	—	JPY	7	—	—
						98	(198)

AUD—Australian dollar.

EUR—Euro.

GBP—British pound.

JPY—Japanese yen.

MXN—Mexican peso.

USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
				Periodic
				Premium			Unrealized
				Received			Appreciation
	Termination	Notional Amount		(Paid	)[1]	Value	(Depreciation	)
Reference Entity	Date	(000)		(%	)	($000)	($000)
Credit Protection Sold
CDX-NA-HY-S31-V1	12/20/23	USD	10,819	5.000		655	116
CDX-NA-IG-S31-V1	12/20/23	USD	2,871,700	1.000		43,874	10,966
CDX-NA-IG-S31-V1	12/20/23	USD	5,186	1.000		79	29
						44,608	11,111

1 Periodic premium received/paid quarterly.

USD—U.S. dollar.

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium
			Notional	Received		Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid)[2]	Value	(Paid)	Appreciation	(Depreciation)
Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc. /Aa2	12/20/21	CITNA	6,000	1.000	93	(35)	58	—
Metlife Inc./A3	12/20/21	GSI	10,000	1.000	156	(19)	137	—
Ministry of Finance Malaysia/A3	12/20/23	DBAG	3,000	1.000	24	17	41	—
Petroleos Mexicanos/ Baa3	12/20/23	DBAG	2,320	1.000	(215)	132	—	(83)
Republic of Chile/Aa3	12/20/23	BOANA	2,300	1.000	55	(50)	5	—
Republic of Chile/Aa3	12/20/23	GSI	3,400	1.000	81	(72)	9	—
Republic of Peru/A3	12/20/23	BNPSW	480	1.000	5	(3)	2	—
Republic of Peru/A3	12/20/23	BOANA	450	1.000	5	(3)	2	—
Southern Co. /Baa2	6/20/22	JPMC	3,170	1.000	49	(36)	13	—
Valeo SA/Baa2	6/20/23	GSI	375[1]	1.000	(9)	—	—	(9)
Valeo SA/Baa2	6/20/23	JPMC	320[1]	1.000	(7)	(1)	—	(8)
					237	(70)	267	(100)

Credit Protection Purchased
Bank of China Ltd.	12/20/21	BNPSW	300	(1.000)	(5)	(1)	—	(6)
Bayerische Motoren Werke AG	12/20/23	BARC	26,800[1]	(1.000)	(375)	277	—	(98)
Dominion Energy Inc.	6/20/22	JPMC	395	(1.000)	(9)	9	—	—
Exelon Corp.	6/20/22	JPMC	635	(1.000)	(16)	14	—	(2)
Exelon Corp.	6/20/22	JPMC	395	(1.000)	(10)	9	—	(1)
Federative Republic of Brazil	12/20/23	BARC	5,050	(1.000)	140	(242)	—	(102)
Federative Republic of Brazil	12/20/23	JPMC	1,500	(1.000)	41	(73)	—	(32)

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium
			Notional	Received		Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid)[2]	Value	(Paid)	Appreciation	(Depreciation)
Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)	($000)
Federative Republic of Brazil	12/20/25	BOANA	315	(1.000)	18	(62)	—	(44)
Federative Republic of Brazil	12/20/25	GSCM	315	(1.000)	18	(58)	—	(40)
LafargeHolcim Ltd.	12/20/23	BARC	1,300[1]	(1.000)	14	(25)	—	(11)
LafargeHolcim Ltd.	12/20/23	BARC	1,115[1]	(1.000)	12	(12)	—	—
LafargeHolcim Ltd.	12/20/23	BARC	875[1]	(1.000)	10	(28)	—	(18)
LafargeHolcim Ltd.	12/20/23	BARC	435[1]	(1.000)	5	(14)	—	(9)
Sempra Energy	6/20/22	JPMC	635	(1.000)	(12)	14	2	—
Sempra Energy	6/20/22	JPMC	395	(1.000)	(8)	9	1	—
Societe Generale SA	12/20/23	JPMC	315[1]	(1.000)	(1)	(3)	—	(4)
Societe Generale SA	12/20/23	JPMC	210[1]	(1.000)	(1)	(2)	—	(3)
Societe Generale SA	12/20/23	JPMC	190[1]	(1.000)	(1)	(2)	—	(3)
Societe Generale SA	12/20/23	JPMC	160[1]	(1.000)	(1)	(1)	—	(2)
					(181)	(191)	3	(375)
					56	(261)	270	(475)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in euro.

2 Periodic premium received/paid quarterly.

BARC—Barclays Bank plc.

BNPSW—BNP Paribas.

BOANA—Bank of America, N.A.

CITNA—Citibank N.A.

DBAG—Deutsche Bank AG.

GSCM—Goldman Sachs Bank USA.

GSI—Goldman Sachs International.

JPMC—JP Morgan Chase Bank.

Long-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)[3]	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
3/20/20	3/20/19[1]	10,968	(2.750)	0.000	(8)	(16)
3/22/21	3/20/19[1]	12,430	2.750	(0.000)	38	43
3/20/24	3/20/19[1]	4,020	2.750	(0.000)	41	32
3/20/26	3/20/19[1]	3,938	2.750	(0.000)	42	35
3/20/28	3/20/19[1]	3,920	3.000	(0.000)	111	37
2/5/29	5/4/19[1]	412	2.670	(0.000)	—	—
3/20/34	3/20/19[1]	17,885	(3.000)	0.000	(476)	(130)
3/21/39	3/20/19[1]	30,723	3.000	(0.000)	861	190
3/22/49	3/20/19[1]	43,530	(3.000)	0.000	(1,523)	(114)
					(914)	77

1     Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2     Fixed interest payment received/paid semi-annually.

3     Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Interest[1]	696,510
Total Income	696,510
Expenses
Investment Advisory Fees—Note B	3,283
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,548
Management and Administrative—Admiral Shares	10,491
Marketing and Distribution—Investor Shares	579
Marketing and Distribution—Admiral Shares	784
Custodian Fees	100
Auditing Fees	25
Shareholders’ Reports—Investor Shares	87
Shareholders’ Reports—Admiral Shares	39
Trustees’ Fees and Expenses	19
Total Expenses	22,955
Net Investment Income	673,555
Realized Net Gain (Loss)
Investment Securities Sold[1]	(75,617)
Futures Contracts	(39,193)
Purchased Options	(72)
Written Options	167
Swap Contracts	10,678
Forward Currency Contracts	826
Foreign Currencies	21
Realized Net Gain (Loss)	(103,190)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(807,091)
Futures Contracts	24,230
Purchased Options	(4)
Written Options	73
Swap Contracts	2,197
Forward Currency Contracts	80
Foreign Currencies	(57)
Change in Unrealized Appreciation (Depreciation)	(780,572)
Net Increase (Decrease) in Net Assets Resulting from Operations	(210,207)

1     Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $6,100,000, ($4,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	673,555	616,748
Realized Net Gain (Loss)	(103,190)	357,673
Change in Unrealized Appreciation (Depreciation)	(780,572)	397,559
Net Increase (Decrease) in Net Assets Resulting from Operations	(210,207)	1,371,980
Distributions
Net Investment Income
Investor Shares	(179,674)	(173,990)
Admiral Shares	(520,769)	(467,167)
Realized Capital Gain[1]
Investor Shares	(15,039)	(68,060)
Admiral Shares	(40,061)	(182,382)
Total Distributions	(755,543)	(891,599)
Capital Share Transactions
Investor Shares	(200,780)	365,223
Admiral Shares	1,589,227	1,244,648
Net Increase (Decrease) from Capital Share Transactions	1,388,447	1,609,871
Total Increase (Decrease)	422,697	2,090,252
Net Assets
Beginning of Period	16,495,886	14,405,634
End of Period	16,918,583	16,495,886

1     Includes fiscal 2019 and 2018 short-term gain distributions totaling $3,058,000 and $30,579,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.40	$10.06	$10.00	$11.34	$10.02
Investment Operations
Net Investment Income	.397[1]	.405[1]	.416	.430	.453
Net Realized and Unrealized Gain (Loss) on Investments	(.560)	.520	.260	(1.148)	1.487
Total from Investment Operations	(.163)	.925	.676	(.718)	1.940
Distributions
Dividends from Net Investment Income	(.413)	(.421)	(.435)	(.446)	(.466)
Distributions from Realized Capital Gains	(.034)	(.164)	(.181)	(.176)	(.154)
Total Distributions	(.447)	(.585)	(.616)	(.622)	(.620)
Net Asset Value, End of Period	$9.79	$10.40	$10.06	$10.00	$11.34

Total Return[2]	-1.45%	9.28%	6.71%	-6.33%	19.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,098	$4,570	$4,069	$3,860	$4,714
Ratio of Total Expenses to Average Net Assets	0.22%	0.22%	0.22%	0.21%	0.22%
Ratio of Net Investment Income to Average Net Assets	4.08%	3.87%	3.92%	4.18%	4.30%
Portfolio Turnover Rate	32%[3]	27%	24%	35%[4]	21%

1     Calculated based on average shares outstanding.

2     Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3     Includes 0% attributable to mortgage-dollar-roll activity.

4     Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.40	$10.06	$10.00	$11.34	$10.02
Investment Operations
Net Investment Income	.407[1]	.415[1]	.426	.440	.463
Net Realized and Unrealized Gain (Loss) on Investments	(.560)	.520	.260	(1.148)	1.487
Total from Investment Operations	(.153)	.935	.686	(.708)	1.950
Distributions
Dividends from Net Investment Income	(.423)	(.431)	(.445)	(.456)	(.476)
Distributions from Realized Capital Gains	(.034)	(.164)	(.181)	(.176)	(.154)
Total Distributions	(.457)	(.595)	(.626)	(.632)	(.630)
Net Asset Value, End of Period	$9.79	$10.40	$10.06	$10.00	$11.34

Total Return[2]	-1.35%	9.39%	6.82%	-6.23%	20.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,820	$11,925	$10,336	$9,946	$12,342
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	4.18%	3.97%	4.03%	4.27%	4.40%
Portfolio Turnover Rate	32%[3]	27%	24%	35%[4]	21%

1     Calculated based on average shares outstanding.

2     Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3     Includes 0% attributable to mortgage-dollar-roll activity.

4     Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse

Long-Term Investment-Grade Fund

is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2019, the fund’s average investments in long and short futures contracts represented 5% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Long-Term Investment-Grade Fund

During the year ended January 31, 2019, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may

Long-Term Investment-Grade Fund

terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2019, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 17% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract

Long-Term Investment-Grade Fund

size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2019, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

8. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions

Long-Term Investment-Grade Fund

may increase the fund portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

9. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

10. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016—2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

11. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

12. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Long-Term Investment-Grade Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $752,000 for the year ended January 31, 2019.

For the year ended January 31, 2019, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.02% of the fund’s average net assets.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $896,000, representing 0.01% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Long-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,314,643	34,050
Asset-Backed/Commercial Mortgage-Backed Securities	—	6,266	—
Corporate Bonds	—	12,809,062	150
Sovereign Bonds	—	259,479	—
Taxable Municipal Bonds	—	1,797,927	—
Temporary Cash Investments	445,226	152,900	—
Options Purchased	34	—	—
Options Written	(174)	—	—
Futures Contracts—Assets[1]	6,051	—	—
Futures Contracts—Liabilities[1]	(1,347)	—	—
Forward Currency Contracts—Assets	—	98	—
Forward Currency Contracts—Liabilities	—	(198)	—
Swap Contracts—Assets	3,752[1]	270	—
Swap Contracts—Liabilities	(693)[1]	(475)	—
Total	452,849	16,339,972	34,200

1     Represents variation margin on the last day of the reporting period.

E.  At January 31, 2019, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	34	—	—	34
Variation Margin Receivable—Futures Contracts	6,051	—	—	6,051
Variation Margin Receivable—CC Swap Contracts	366	—	3,386	3,752
Unrealized Appreciation—Forward Currency Contracts	—	98	—	98
Unrealized Appreciation—OTC Swap Contracts	—	—	270	270
Total Assets	6,451	98	3,656	10,205

Options Written	(132)	—	(42)	(174)
Variation Margin Payable—Futures Contracts	(1,347)	—	—	(1,347)
Variation Margin Payable—CC Swap Contracts	(693)	—	—	(693)
Unrealized Depreciation—Forward Currency Contracts	—	(198)	—	(198)
Unrealized Depreciation—OTC Swap Contracts	—	—	(475)	(475)
Total Liabilities	(2,172)	(198)	(517)	(2,887)

Long-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2019, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(39,193)	—	—	(39,193)
Options Purchased	(30)	—	(42)	(72)
Options Written	(68)	—	235	167
Swap Contracts	1,706	—	8,972	10,678
Forward Currency Contracts	—	826	—	826
Realized Net Gain (Loss) on Derivatives	(37,585)	826	9,165	(27,594)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	24,230	—	—	24,230
Options Purchased	(2)	—	(2)	(4)
Options Written	86	—	(13)	73
Swap Contracts	(1,965)	—	4,162	2,197
Forward Currency Contracts	—	80	—	80
Change in Unrealized Appreciation (Depreciation) on Derivatives	22,349	80	4,147	26,576

F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles, the

Long-Term Investment-Grade Fund

realization of unrealized gains or losses on certain futures contracts, forward currency contracts and options, and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	17,851
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(103,547)
Net Unrealized Gains (Losses)	593,194

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	16,237,767
Gross Unrealized Appreciation	842,611
Gross Unrealized Depreciation	(249,364)
Net Unrealized Appreciation (Depreciation)	593,247

G.  During the year ended January 31, 2019, the fund purchased $5,008,584,000 of investment securities and sold $4,110,028,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,289,732,000 and $923,075,000, respectively.

H.  Capital share transactions for each class of shares were:

			Year Ended January 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	602,780	61,987	645,634	61,978
Issued in Lieu of Cash Distributions	180,741	18,566	233,146	22,215
Redeemed	(984,301)	(101,375)	(513,557)	(49,240)
Net Increase (Decrease)—Investor Shares	(200,780)	(20,822)	365,223	34,953
Admiral Shares
Issued	2,988,931	307,348	2,670,257	255,929
Issued in Lieu of Cash Distributions	452,831	46,505	519,774	49,510
Redeemed	(1,852,535)	(190,934)	(1,945,383)	(186,197)
Net Increase (Decrease)—Admiral Shares	1,589,227	162,919	1,244,648	119,242

I.  Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2019

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
High-Yield Corporate Fund Investor Shares	1.61%	4.42%	9.00%	$23,667
High-Yield Corporate Composite Index	2.05	4.37	9.22	24,162
Bloomberg Barclays U.S. Corporate High Yield Bond Index	1.73	4.61	10.97	28,313

High-Yield Corporate Composite Index: Consists of 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
High-Yield Corporate Fund Admiral Shares	1.71%	4.52%	9.11%	$119,572
High-Yield Corporate Composite Index	2.05	4.37	9.22	120,809
Bloomberg Barclays U.S. Corporate High Yield Bond Index	1.73	4.61	10.97	141,565

See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	-2.96%	3.55%	6.59%	2.49%	9.08%
Admiral Shares	11/12/2001	-2.87	3.66	6.70	2.49	9.19

High-Yield Corporate Fund

Sector Diversification

As of January 31, 2019

Basic Industry	7.4%
Capital Goods	10.4
Communication	20.4
Consumer Cyclical	11.1
Consumer Non-Cyclical	12.0
Energy	12.6
Finance	11.6
Other Industrial	0.6
Other Corporate	1.4
Technology	7.0
Transportation	0.4
Treasury/Agency	3.6
Utilities	1.5

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

High-Yield Corporate Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website.

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets

U.S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury Note/Bond	0.875%	4/15/19	250,000	249,257	1.1%
2	United States Treasury Note/Bond	0.750%	7/15/19	250,000	248,085	1.1%
	United States Treasury Note/Bond	1.000%	10/15/19	250,000	247,305	1.1%
Total U.S. Government and Agency Obligations (Cost $744,807)					744,647	3.3%
Corporate Bonds
Finance
	Banking
	Ally Financial Inc.	4.625%–8.000%	5/19/22–11/1/31	102,758	107,450	0.5%
3	Banco Bilbao Vizcaya Argentaria SA	6.125%	2/16/66	129,400	113,225	0.5%
3	Credit Suisse AG	6.250%	12/31/50	163,170	161,186	0.7%
3	UBS Group AG	6.875%	3/22/66	114,390	117,513	0.5%
4	Banking—Other †				330,545	1.4%
5	Brokerage †				64,380	0.3%
	Finance Companies
3,4	AerCap Global Aviation Trust	6.500%	6/15/45	125,050	121,924	0.5%
	Navient Corp.	6.750%	6/25/25	164,585	158,619	0.7%
	Navient Corp.	6.500%	6/15/22	144,669	147,201	0.7%
	Navient Corp.	5.500%–7.250%	1/25/22–8/1/33	174,426	165,026	0.7%
	Springleaf Finance Corp.	7.125%	3/15/26	144,110	137,085	0.6%
	Springleaf Finance Corp.	6.125%–8.250%	12/15/20–3/15/25	159,978	166,406	0.7%
4	Finance Companies—Other †				153,966	0.7%
	Insurance
5,6	Asurion LLC. Bank Loan, 3M USD LIBOR + 3.000%	5.499%	11/3/24	100,833	99,119	0.4%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets

4	Insurance—Other †				427,614	1.9%
5	Other Finance †				94,632	0.4%
	Real Estate Investment Trusts †				37,046	0.2%
					2,602,937	11.4%
Industrial
	Basic Industry
4	Alliance Resource Operating Partners LP / Alliance Resource Finance Corp.	7.500%	5/1/25	97,487	101,143	0.5%
	Chemours Co.	7.000%	5/15/25	93,595	97,690	0.4%
4,5	Basic Industry—Other †				1,425,245	6.2%
	Capital Goods
4	Bombardier Inc.	5.750%–7.750%	3/15/20–3/15/25	239,520	236,306	1.0%
4	Cemex SAB de CV	6.125%	5/5/25	101,200	102,971	0.5%
4	Flex Acquisition Co. Inc.	6.875%	1/15/25	127,475	119,189	0.5%
4	Standard Industries Inc.	6.000%	10/15/25	139,715	140,414	0.6%
4	Standard Industries Inc.	4.750%–5.500%	2/15/23–1/15/28	104,867	100,470	0.5%
	TransDigm Inc.	6.500%	7/15/24	119,555	117,762	0.5%
	United Rentals North America Inc.	4.625%–6.500%	11/15/24–1/15/28	349,520	347,249	1.5%
4	Capital Goods—Other †				1,126,845	4.9%
	Communication
4	Altice Financing SA	6.625%	2/15/23	58,671	58,818	0.3%
4	Altice France SA	6.250%–7.375%	5/15/24–5/1/26	91,640	89,058	0.4%
4	Altice Luxembourg SA	7.625%–7.750%	5/15/22–2/15/25	101,989	93,974	0.4%
4	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/23	97,010	98,101	0.4%
4	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%–5.875%	3/15/21–5/1/27	259,861	261,595	1.1%
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	29,215	31,429	0.1%
5,6	Crown Finance US Inc. Bank Loan, 3M USD LIBOR + 2.500%	4.999%	2/22/25	119,805	116,790	0.5%
4	CSC Holdings LLC	5.125%–6.750%	11/15/21–4/15/27	279,664	279,262	1.2%
	DISH DBS Corp.	6.750%	6/1/21	152,345	154,440	0.7%
	DISH DBS Corp.	5.875%	7/15/22	105,934	100,372	0.4%
	DISH DBS Corp.	5.000%–7.750%	3/15/23–7/1/26	238,356	202,190	0.9%
	Liberty Interactive LLC	8.250%	2/1/30	124,655	126,213	0.5%
	Nokia Oyj	4.375%	6/12/27	39,230	37,827	0.2%
	Sprint Capital Corp.	6.875%	11/15/28	122,205	121,288	0.5%
	Sprint Capital Corp.	8.750%	3/15/32	73,969	81,366	0.3%
4	Sprint Communications Inc.	7.000%	3/1/20	73,700	75,727	0.3%
	Sprint Corp.	7.875%	9/15/23	280,264	297,780	1.3%
	Sprint Corp.	7.125%–7.625%	6/15/24–2/15/25	124,547	128,689	0.6%
	T-Mobile USA Inc.	5.375%	4/15/27	102,055	103,203	0.4%
4	Telenet Finance Luxembourg Notes Sarl	5.500%	3/1/28	110,200	104,598	0.5%
	Time Warner Cable LLC	5.500%–5.875%	11/15/40–9/1/41	42,896	39,888	0.2%
4	Univision Communications Inc.	5.125%	2/15/25	190,720	173,794	0.8%
	Videotron Ltd.	5.000%	7/15/22	108,654	110,827	0.5%
4	Virgin Media Finance plc	6.000%	10/15/24	58,255	58,838	0.3%
4	Virgin Media Secured Finance plc	5.250%–5.500%	1/15/25–8/15/26	114,760	113,488	0.5%
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	104,300	104,821	0.5%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets

4	Communication—Other †				1,246,337	5.5%
	Consumer Cyclical
4	Adient Global Holdings Ltd.	4.875%	8/15/26	149,047	110,854	0.5%
4	APX Group Inc.	8.875%	12/1/22	134,375	130,344	0.6%
4	CRC Escrow Issuer LLC / CRC Finco Inc.	5.250%	10/15/25	163,294	151,863	0.7%
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	112,833	101,268	0.4%
4	Hilton Domestic Operating Co. Inc.	4.250%–5.125%	9/1/24–5/1/26	136,775	135,821	0.6%
	Hilton Worldwide Finance LLC /
	Hilton Worldwide Finance Corp.	4.625%	4/1/25	105,130	103,816	0.4%
	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	4.875%	4/1/27	64,885	63,912	0.3%
	Lennar Corp.	4.125%–5.875%	1/15/22–11/29/27	235,680	229,414	1.0%
4,7	LHMC Finco Sarl	6.250%–7.875%	12/20/23	100,410	109,137	0.5%
4,5	Consumer Cyclical—Other †				1,173,087	5.1%
	Consumer Noncyclical
4	Bausch Health Cos. Inc.	5.500%–7.000%	3/15/24-11/1/25	94,845	96,478	0.4%
	CHS/Community Health Systems Inc.	6.250%	3/31/23	120,190	114,782	0.5%
4,7	Diamond BC BV	5.625%	8/15/25	101,750	103,453	0.4%
	HCA Inc.	4.750%–7.690%	2/15/21–2/1/29	394,550	412,608	1.8%
4	Post Holdings Inc.	5.000%	8/15/26	110,825	104,730	0.5%
4	Post Holdings Inc.	5.500%–5.750%	3/1/25–1/15/28	155,221	150,408	0.7%
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	106,480	0.5%
4	Valeant Pharmaceuticals International Inc.	6.500%–9.250%	3/15/22–1/31/27	113,975	119,747	0.5%
4	VRX Escrow Corp.	6.125%	4/15/25	154,710	146,008	0.6%
4	West Street Merger Sub Inc.	6.375%	9/1/25	133,245	121,253	0.5%
4,5	Consumer Noncyclical—Other †				1,250,460	5.5%
	Energy
	Energy Transfer Equity LP	5.875%–7.500%	10/15/20–1/15/24	124,126	131,656	0.6%
	Energy Transfer LP	5.500%	6/1/27	106,236	110,353	0.5%
	Energy Transfer LP	4.250%	3/15/23	84,735	85,476	0.4%
	Matador Resources Co.	5.875%	9/15/26	105,470	104,943	0.5%
	Whiting Petroleum Corp.	6.625%	1/15/26	106,234	104,109	0.4%
	WPX Energy Inc.	5.250%	9/15/24	112,100	110,138	0.5%
4	Energy—Other †				2,155,958	9.4%
4,5	Other Industrial †				145,275	0.7%
	Technology
	Alcatel-Lucent USA Inc.	6.450%–6.500%	1/15/28–3/15/29	145,062	145,117	0.6%
7	Equinix Inc.	2.875%	2/1/26	102,180	114,919	0.5%
4	First Data Corp.	5.750%	1/15/24	131,820	135,445	0.6%
4	First Data Corp.	5.000%–5.375%	8/15/23–1/15/24	122,050	124,430	0.6%
	Infor US Inc.	6.500%	5/15/22	97,200	98,901	0.4%
	Nokia Oyj	6.625%	5/15/39	117,400	121,362	0.5%
4,5	Technology—Other †				979,348	4.3%
4	Transportation †				83,225	0.4%
					18,112,575	79.3%
Utilities (1.3%)
4	Electric †				300,190	1.3%
Total Corporate Bonds (Cost $21,607,599)					21,015,702	92.0%
[4]Sovereign Bonds (Cost $58,395) †					57,443	0.2%

High-Yield Corporate Fund

				Market	Percentage
				Value•	of Net
	Coupon		Shares	($000)	Assets

Preferred Stocks
GMAC Capital Trust I Pfd. (Cost $123,777)	8.099%		4,743,200	125,031	0.5%
Common Stocks
§Utilities †				41,520	0.2%
Total Common Stocks (Cost $41,520)				41,520	0.2%

			Face
		Maturity	Amount
		Date	($000)
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC (Dated 1/31/19, Repurchase Value $101,607,000, collateralized by Federal National Mortgage Assn. 0.000%–4.500%, 5/1/41–2/1/49, with a value of $103,632,000)	2.570%	2/1/19	101,600	101,600	0.4%
JP Morgan Securities LLC (Dated 1/31/19, Repurchase Value $102,107,000, collateralized by U.S. Treasury Note/Bond 2.000%, 1/31/20, with a value of $104,142,000)	2.550%	2/1/19	102,100	102,100	0.5%
RBC Capital Markets LLC (Dated 1/31/19, Repurchase Value $161,111,000, collateralized by Federal Home Loan Mortgage Corp. 4.500%, 5/1/48–1/1/49, and Federal National Mortgage Assn. 3.500%–4.500%, 6/1/44–12/1/48, with a value of $164,322,000)	2.550%	2/1/19	161,100	161,100	0.7%
TD Securities (USA) LLC (Dated 1/31/19, Repurchase Value $103,707,000, collateralized by Federal National Mortgage Assn. 4.000%–4.500%, 9/1/47–8/1/48, with a value of $105,774,000)	2.560%	2/1/19	103,700	103,700	0.5%
Total Temporary Cash Investments (Cost $468,500)				468,500	2.1%
Total Investments (Cost $23,044,598)				22,452,843	98.3%

High-Yield Corporate Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	1,200
Receivables for Investment Securities Sold	113,842
Receivables for Accrued Income	340,249
Receivables for Capital Shares Issued	26,136
Variation Margin Receivable—CC Swap Contracts	581
Unrealized Appreciation—Forward Currency Contracts	269
Other Assets	4,416
Total Other Assets	486,693	2.1%
Liabilities
Payables for Investment Securities Purchased	(23,616)
Payables for Capital Shares Redeemed	(22,159)
Payables to Investment Advisor	(1,683)
Payables for Distributions	(27,146)
Payables to Vanguard	(18,312)
Unrealized Depreciation—Forward Currency Contracts	(4,388)
Total Liabilities	(97,304)	(0.4% )
Net Assets	22,842,232	100.0%

At January 31, 2019, net assets consisted of:
		Amount
		($000)
Paid-in Capital		23,701,366
Total Distributable Earnings (Loss)		(859,134)
Net Assets		22,842,232

Investor Shares—Net Assets
Applicable to 627,467,977 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		3,556,775
Net Asset Value Per Share—Investor Shares		$5.67

High-Yield Corporate Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 3,402,220,736 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	19,285,457
Net Asset Value Per Share—Admiral Shares	$5.67

• See Note A in Notes to Financial Statements.

§ Certain of the fund’s securites are valued using significant unobservable inputs.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Securities with a value of $8,684,000 have been segregated as initial margin for open cleared swap contracts.

2 Securities with a value of $2,144,000 have been segregated as collateral for open forward currency contracts.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2019, the aggregate value of these securities was $9,001,877,000, representing 39.4% of net assets.

5 Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2019, the aggregate value of these securities was $694,429,000, representing 3.0% of net assets.

6 Adjustable-rate security.

7 Face amount denominated in euro.

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts

	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation )
Counterparty	Date	Receive		Deliver		($000)	($000)
BNP Paribas	2/28/19	EUR	4,781	USD	5,421	64	—
Goldman Sachs International	2/28/19	USD	426,800	EUR	375,886	—	(4,388)
BNP Paribas	2/28/19	USD	65,540	GBP	49,746	205	—
						269	(4,388)

EUR—euro.

GBP—British pound.

USD—U.S. dollar.

Centrally Cleared Credit Default Swaps

				Periodic
				Premium			Unrealized
				Received			Appreciation
	Termination	Notional Amount		(Paid	)	Value	(Depreciation )
Reference Entity	Date	(000)		(%	)[1]	($000)	($000)
Credit Protection Sold
CDX-NA-HY-S31-V1	12/20/23	USD	177,870	5.000		10,761	(302)

1 Periodic premium received/paid quarterly.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Dividends	9,334
Interest	1,347,109
Total Income	1,356,443
Expenses
Investment Advisory Fees—Note B	6,965
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,689
Management and Administrative—Admiral Shares	17,949
Marketing and Distribution—Investor Shares	690
Marketing and Distribution—Admiral Shares	1,359
Custodian Fees	114
Auditing Fees	42
Shareholders’ Reports—Investor Shares	134
Shareholders’ Reports—Admiral Shares	223
Trustees’ Fees and Expenses	29
Total Expenses	34,194
Net Investment Income	1,322,249
Realized Net Gain (Loss)
Investment Securities Sold	81,380
Swap Contracts	16,049
Forward Currency Contracts	54,832
Foreign Currencies	(483)
Realized Net Gain (Loss)	151,778
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,127,542)
Swap Contracts	(5,830)
Forward Currency Contracts	(3,565)
Foreign Currencies	(144)
Change in Unrealized Appreciation (Depreciation)	(1,137,081)
Net Increase (Decrease) in Net Assets Resulting from Operations	336,946

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,322,249	1,256,042
Realized Net Gain (Loss)	151,778	52,816
Change in Unrealized Appreciation (Depreciation)	(1,137,081)	118,245
Net Increase (Decrease) in Net Assets Resulting from Operations	336,946	1,427,103
Distributions
Net Investment Income
Investor Shares	(215,874)	(218,764)
Admiral Shares	(1,147,877)	(1,029,787)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(1,363,751)	(1,248,551)
Capital Share Transactions
Investor Shares	(421,201)	46,679
Admiral Shares	(576,699)	2,859,755
Net Increase (Decrease) from Capital Share Transactions	(997,900)	2,906,434
Total Increase (Decrease)	(2,024,705)	3,084,986
Net Assets
Beginning of Period	24,866,937	21,781,951
End of Period	22,842,232	24,866,937

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares

For a Share Outstanding Throughout Each Period			Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$5.91	$5.86	$5.46	$5.98	$6.04
Investment Operations
Net Investment Income	.317[1]	.309[1]	.315	.327	.331
Net Realized and Unrealized Gain (Loss) on Investments	(.230)	.048	.404	(.495)	(.059)
Total from Investment Operations	.087	.357	.719	(.168)	.272
Distributions
Dividends from Net Investment Income	(.327)	(.307)	(.317)	(.323)	(.332)
Distributions from Realized Capital Gains	—	—	(.002)	(.029)	—
Total Distributions	(.327)	(.307)	(.319)	(.352)	(.332)
Net Asset Value, End of Period	$5.67	$5.91	$5.86	$5.46	$5.98

Total Return[2]	1.61%	6.19%	13.43%	-2.99%	4.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,557	$4,146	$4,064	$3,604	$4,176
Ratio of Total Expenses to Average Net Assets	0.23%	0.23%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	5.55%	5.20%	5.48%	5.61%	5.46%
Portfolio Turnover Rate	21%	27%	26%	34%	35%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares

For a Share Outstanding Throughout Each Period			Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$5.91	$5.86	$5.46	$5.98	$6.04
Investment Operations
Net Investment Income	.323[1]	.314[1]	.320	.333	.337
Net Realized and Unrealized Gain (Loss) on Investments	(.230)	.049	.404	(.495)	(.059)
Total from Investment Operations	.093	.363	.724	(.162)	.278
Distributions
Dividends from Net Investment Income	(.333)	(.313)	(.322)	(.329)	(.338)
Distributions from Realized Capital Gains	—	—	(.002)	(.029)	—
Total Distributions	(.333)	(.313)	(.324)	(.358)	(.338)
Net Asset Value, End of Period	$5.67	$5.91	$5.86	$5.46	$5.98

Total Return[2]	1.71%	6.29%	13.54%	-2.90%	4.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,285	$20,721	$17,718	$13,183	$12,879
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	5.65%	5.30%	5.58%	5.71%	5.56%
Portfolio Turnover Rate	21%	27%	26%	34%	35%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations

High-Yield Corporate Fund

under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2019, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability)

High-Yield Corporate Fund

and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2019, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 2% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified

High-Yield Corporate Fund

counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2019, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

High-Yield Corporate Fund

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $1,200,000 representing 0.01% of the fund’s net assets and 0.48% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
U.S. Government and Agency Obligations	—	744,647	—
Corporate Bonds	—	21,015,702	—
Sovereign Bonds	—	57,443	—
Preferred Stocks	—	125,031	—
Common Stocks	—	—	41,520
Temporary Cash Investments	—	468,500	—
Forward Currency Contracts—Assets	—	269	—
Forward Currency Contracts—Liabilities	—	(4,388)	—
Swap Contracts—Assets	581[1]	—	—
Total	581	22,407,204	41,520

1 Represents variation margin on the last day of the reporting period.

High-Yield Corporate Fund

E.  At January 31, 2019, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Currency	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—CC Swap Contracts	—	581	581
Unrealized Appreciation—Forward Currency Contracts	269	—	269
Total Assets	269	581	850

Unrealized Depreciation—Forward Currency Contracts	(4,388)	—	(4,388)
Total Liabilities	(4,388)	—	(4,388)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2019, were:

	Currency	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Forward Currency Contracts	54,832	—	54,832
Swap Contracts	—	16,049	16,049
Realized Net Gain (Loss) on Derivatives	54,832	16,049	70,881

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Currency Contracts	(3,565)	—	(3,565)
Swap Contracts	—	(5,830)	(5,830)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(3,565)	(5,830)	(9,395)

F.  Permanent differences between book-basis and tax-basis components of net assets, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of

High-Yield Corporate Fund

unrealized gains or losses on certain forward currency contracts, payables for distributions, the tax recognition of gain or loss from foreign currency hedges, and the difference in the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	63,583
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(301,724)
Net Unrealized Gains (Losses)	(576,275)

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	23,028,816
Gross Unrealized Appreciation	255,657
Gross Unrealized Depreciation	(831,932)
Net Unrealized Appreciation (Depreciation)	(576,275)

G. During the year ended January 31, 2019, the fund purchased $4,262,059,000 of investment securities and sold $5,094,237,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $246,777,000 and $499,828,000, respectively.

H.  Capital share transactions for each class of shares were:

			Year Ended January 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	679,181	118,997	1,286,829	216,908
Issued in Lieu of Cash Distributions	181,417	31,875	184,725	31,077
Redeemed	(1,281,799)	(224,647)	(1,424,875)	(240,139)
Net Increase (Decrease)—Investor Shares	(421,201)	(73,775)	46,679	7,846
Admiral Shares
Issued	3,993,184	701,012	5,636,834	950,227
Issued in Lieu of Cash Distributions	857,979	150,769	768,182	129,231
Redeemed	(5,427,862)	(954,321)	(3,545,261)	(597,975)
Net Increase (Decrease)—Admiral Shares	(576,699)	(102,540)	2,859,755	481,483

I.   Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Vanguard Short-Term Investment-Grade Fund and statements of net assets—investments summary of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (four of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the “Funds”) as of January 31, 2019, the related statements of operations for the year ended January 31, 2019, the statements of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2019 and each of the financial highlights for each of the five years in the period ended January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 67.3% of income dividends are interest-related dividends.

Special 2018 tax information (unaudited) for Vanguard Intermediate-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 71.3% of income dividends are interest-related dividends.

Special 2018 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $52,043,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 74.4% of income dividends are interest-related dividends.

Special 2018 tax information (unaudited) for Vanguard High-Yield Corporate Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 79.8% of income dividends are interest-related dividends.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, Bloomberg Barclays U.S. 5–10 Year Credit Bond Index, Bloomberg Barclays U.S. Long Credit A or Better Bond Index, and High-Yield Corporate Composite Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Corporate Bond Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Corporate Bond Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Corporate Bond Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Corporate Bond Funds or the owners of the Corporate Bond Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Corporate Bond Funds. Investors acquire the Corporate Bond Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Corporate Bond Funds. The Corporate Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Corporate Bond Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Corporate Bond Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Corporate Bond Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Corporate Bond Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Corporate Bond Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Corporate Bond Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Corporate Bond Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CORPORATE BOND FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2007) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q390 032019

Annual Report | January 31, 2019

Vanguard Ultra-Short-Term Bond Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	11

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

February 19, 2019

1

Your Fund’s Performance at a Glance

•   For the 12 months ended January 31, 2019, Vanguard Ultra-Short-Term Bond Fund returned 2.34% for Investor Shares and 2.44% for Admiral Shares. These returns were above those of its benchmark index (+2.11%).

•   The benchmark index consists of a single bond (the most recently issued 1-year Treasury). The fund seeks to provide current income while maintaining limited price volatility. The majority of its holdings have an expected maturity of three years or less.

•   The Federal Reserve raised the federal funds target rate four times during the year, bringing it to a range of 2.25%–2.5%, but signaled that it would be patient in making further hikes.

•   The fund benefited primarily from its allocations to asset-backed securities and corporates. Within asset-backed securities, the fund’s exposure to automobile loans and credit-card debt helped results most.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-2.17%	14.14%	10.68%
Russell 2000 Index (Small-caps)	-3.52	14.71	7.26
Russell 3000 Index (Broad U.S. market)	-2.26	14.19	10.41
FTSE All-World ex US Index (International)	-12.52	9.68	3.47

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.25%	1.95%	2.44%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.26	2.15	3.57
FTSE Three-Month U.S. Treasury Bill Index	1.96	1.05	0.63

CPI
Consumer Price Index	1.55%	2.04%	1.48%

2

Advisor’s Report

For the 12 months ended January 31, 2019, Vanguard Ultra-Short-Term Bond Fund returned 2.34% for Investor Shares and 2.44% for Admiral Shares. The fund’s benchmark, the Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index, which consists of a single 1-year Treasury note, returned 2.11%.

Investment environment

Macroeconomic fundamentals were robust throughout much of the 12 months. Business confidence held up, even in the face of trade uncertainties, and consumer spending was supported by solid expansion in the job market.

Unemployment finished the fund’s fiscal year at 4.0%, after hitting an almost 50-year low toward the end of 2018. The tax cuts enacted in late 2017 and the approval in March 2018 to increase federal government spending added to optimism about growth, which remained above its long-term potential in 2018. On the inflation front, price increases moved toward the Federal Reserve’s target of 2%.

The Federal Reserve, acknowledging the health of the economy, moved further down the path toward monetary policy normalization. It raised the federal funds target rate four times, bringing it up to a range of 2.25%–2.5%, but signaled it would be patient in making further hikes in light of global economic and financial developments and muted inflation pressures.

The Fed also continued shrinking the $4.5 trillion balance sheet it had amassed as part of the stimulus provided in the wake of the 2007–2009 financial crisis. Markets reacted to this period of quantitative tightening with unease, given the unprecedented level of stimulus that had been in place over the past decade.

The direction of monetary policy, along with concerns about trade tensions with China and economic growth in Europe, led to fears of a global economic slowdown toward the end of 2018. As a result, the market began to price in a higher probability of a recession. The adjustment had a

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2018	2019
2 years	2.14%	2.46%
3 years	2.29	2.43
5 years	2.51	2.44
10 years	2.71	2.63
30 years	2.93	3.00
Source: Vanguard.

3

disproportionate impact on parts of the U.S. credit market—among them, highly leveraged corporates—that are more sensitive to cyclical forces.

At the end of January, as the Fed signaled that it might slow the pace of further rate hikes in 2019, credit markets became more optimistic. Spreads slowly began to tighten; liquidity, which had fallen throughout much of the fiscal year, rebounded.

The Treasury yield curve flattened over the 12 months. Fed action drove the yield of the 2-year Treasury note up 32 basis points, to 2.46%. (A basis point is one-hundredth of a percentage point.)

Demand for longer-term bonds was supported at times by escalating trade tensions, political uncertainty in Europe, and geopolitical flare-ups. The softening in the outlook for growth and inflation, however, led yields on these securities to end the period a little lower than where they started. The yield of the bellwether 10-year Treasury note finished the period down 8 basis points at 2.63%.

Investment-grade corporate bonds returned 0.75%. Corporate fundamentals remained strong and corporate earnings were very robust during the beginning of the period—the tax cuts helped with that—but valuations were high and technical support weakened. As a result of the tax changes for corporations, a number of large multinational companies that had been investing overseas money in high-quality corporate bonds withdrew from the market. And with the Fed on a tightening path, rising hedging costs for foreign buyers caused some of them to pull back as well. Another challenge for the sector was the market’s uncertainty about the longer-term credit outlook.

Management of the fund

Your fund is supported by the full resources of Vanguard’s Fixed Income Group: its credit analysts, risk managers, and bond traders. We use the same investment philosophy and processes that are in place at Vanguard’s other actively managed taxable bond funds. This includes investing in a diversified array of securities, including Treasury, agency, corporate, and asset-backed bonds, in our quest to provide income while maintaining limited price volatility.

A majority of the fund’s holdings have an expected maturity of three years or less, and we typically hold those bonds until they mature. We strive to maintain the fund’s duration (a measure of the sensitivity of bond, and bond mutual fund, prices to changes in interest rates) at or near one year. That duration is in line with the fund’s 1-year Treasury benchmark.

We seek to add value versus the fund’s benchmark through asset allocation and security selection. The choices we make in allocation by issuer, sector, and credit quality can lead to over- and underper-formance relative to the benchmark.

4

During the period, we continued to have significant exposure to asset-backed securities and commercial mortgage-backed securities, both of which we view as having attractive return prospects, particularly on the short end of the yield curve. The asset-backed securities were primarily backed by automobile loans and credit card accounts. Both sectors are very liquid and help us manage positions in the fund.

Our overweight to corporates, especially our positions in transportation, capital goods, and communications companies, helped performance. We remain optimistic, as investor uncertainty over the credit cycle will limit how much the Fed can tighten in 2019. We believe that in the current environment, high-quality corporate bonds are well-positioned—especially short-duration corporate bonds, which are less vulnerable to wider spreads. We will continue to take advantage of opportunities in an environment where fundamentals remain strong but uncertainty in the macro environment is prompting some volatility.

Outlook

Headwinds for credit are likely to increase later this year. That said, the Fed’s recent adoption of a more patient bias regarding further interest rate hikes and the unwinding of the Treasuries and mortgage-backed securities on its balance sheet should provide some support to risk assets. Any ratcheting down of trade tensions would be a positive as well.

At the same time, the global economy is set to slow. Major economies including China and the euro area are experiencing some deceleration. And while the U.S. economy is on pace to stay above its long-term potential growth rate in 2019 thanks to consumer and business spending, a strong labor market, and some further support from tax reform and government spending, growth is likely to fall toward 2% by the end of this year. Longer-term, we continue to expect structural pressures from an aging population, global sourcing of goods and labor, and technological disruptions to result in moderate long-run growth and inflation.

We are likely to see bouts of volatility related to shifting market expectations regarding inflation and interest rates. Signs of slowing growth, especially relating to the United States and China, could also trigger volatility, as could an intensification of trade disputes, flare-ups in geopolitical tensions, and missteps by central banks.

Whatever the markets may bring, our experienced team of portfolio managers, credit analysts, and traders will continue to seek out opportunities to add to the fund’s performance.

Samuel C. Martinez, CFA,

Portfolio Manager

Daniel Shaykevich, Principal

and Portfolio Manager

Vanguard Fixed Income Group

February 19, 2019

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended January 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Ultra-Short-Term Bond Fund	7/31/2018	1/31/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,015.26	$1.02
Admiral™ Shares	1,000.00	1,015.27	0.51
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

7

Ultra-Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 24, 2015, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/24/2015)	Investment
Ultra-Short-Term Bond Fund Investor Shares	2.34%	1.29%	$10,516
Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index	2.11	1.00	10,398
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	1.68	10,678

“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $50,000
	Year	(2/24/2015)	Investment
Ultra-Short-Term Bond Fund Admiral Shares	2.44%	1.38%	$52,765
Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index	2.11	1.00	51,992
Bloomberg Barclays U.S. Aggregate Bond Index	2.25	1.68	53,388

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

Ultra-Short-Term Bond Fund

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	2/24/2015	1.95%	1.31%	-0.10%	1.21%
Admiral Shares	2/24/2015	2.10	1.40	-0.09	1.31

9

Ultra-Short-Term Bond Fund

Sector Diversification

As of January 31, 2019

Asset-Backed	40.1%
Finance	16.1
Foreign	6.6
Government Mortgage-Backed	0.2
Industrial	23.6
Treasury/Agency	1.3
Utilities	3.4
Other	0.5
Short-Term Reserves	8.2

The table reflects the fund’s market exposure. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

10

Ultra-Short-Term Bond Fund

Financial Statements

Statement of Net Assets

As of January 31, 2019

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (1.4%)
U.S. Government Securities (1.3%)
1,2	United States Treasury Note/Bond	1.250%	4/30/19	50,000	49,851
	United States Treasury Note/Bond	1.250%	5/31/19	400	398
	United States Treasury Note/Bond	1.375%	7/31/19	200	199
	United States Treasury Note/Bond	1.000%	8/31/19	9,500	9,417
2	United States Treasury Note/Bond	1.500%	10/31/19	4,800	4,763
	United States Treasury Note/Bond	1.750%	11/30/19	200	199
	United States Treasury Note/Bond	1.875%	12/31/19	1,860	1,848
	United States Treasury Note/Bond	2.000%	1/31/20	1,090	1,084
	United States Treasury Note/Bond	2.250%	2/29/20	300	299
	United States Treasury Note/Bond	2.375%	4/30/20	1,100	1,098
	United States Treasury Note/Bond	2.500%	5/31/20	1,000	1,000
	United States Treasury Note/Bond	2.500%	1/31/21	2,600	2,602
					72,758
Agency Bonds and Notes (0.0%)
3	Federal Home Loan Banks	1.375%	5/28/19	500	498
3	Tennessee Valley Authority	2.250%	3/15/20	600	598
					1,096
Nonconventional Mortgage-Backed Securities (0.1%)
4,5,6	Fannie Mae REMICS 2012-60, 1M USD LIBOR + 0.400%	2.910%	6/25/42	1,739	1,744
4,5,6	Fannie Mae REMICS 2016-62, 1M USD LIBOR + 0.400%	2.910%	9/25/46	959	962
4,5,6	Fannie Mae REMICS 2016-93, 1M USD LIBOR + 0.350%	2.860%	12/25/46	2,317	2,308
					5,014
Total U.S. Government and Agency Obligations (Cost $78,995)					78,868
Asset-Backed/Commercial Mortgage-Backed Securities (40.2%)
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	40	40
4	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	3	3
4	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	330	331
4	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	70	70
4	AmeriCredit Automobile Receivables Trust 2016-4	1.530%	7/8/21	177	177

11

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	345	341
4	AmeriCredit Automobile Receivables Trust 2017-2	1.650%	9/18/20	1,108	1,107
4	AmeriCredit Automobile Receivables Trust 2017-3	1.690%	12/18/20	1,794	1,792
4	AmeriCredit Automobile Receivables Trust 2017-4	1.830%	5/18/21	12,028	12,009
4	AmeriCredit Automobile Receivables Trust 2017-4	2.040%	7/18/22	11,850	11,738
4	AmeriCredit Automobile Receivables Trust 2018-2	2.860%	11/18/21	40,000	39,944
4,7	ARI Fleet Lease Trust 2017-A	1.910%	4/15/26	4,884	4,857
4,7	ARI Fleet Lease Trust 2018-B	3.220%	8/16/27	7,000	6,998
4,7	ARL Second LLC 2014-1A	2.920%	6/15/44	214	209
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	1,426	1,426
4,7	Avis Budget Rental Car Funding AESOP LLC 2014-1	2.460%	7/20/20	23,382	23,341
4,7	Avis Budget Rental Car Funding AESOP LLC 2014-2A	2.500%	2/20/21	42,235	42,023
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	15,748	15,602
4	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	7,650	7,599
4	BMW Vehicle Lease Trust 2018-1A	2.970%	12/21/20	35,000	35,006
4,8	Brazos Higher Education Authority Inc. Series 2011, 3M USD LIBOR + 0.800%	3.477%	2/25/30	127	127
4,7	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	45	45
4	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	217	216
4	California Republic Auto Receivables Trust 2018-1	2.860%	3/15/21	21,476	21,457
4	California Republic Auto Receivables Trust 2018-1	3.140%	8/15/22	17,000	17,052
4,7	Canadian Pacer Auto Receivables Trust A Series 2017	1.772%	12/19/19	947	946
4,7	Canadian Pacer Auto Receivables Trust A Series 2017	2.050%	3/19/21	5,920	5,890
4,7	Canadian Pacer Auto Receivables Trust A Series 2018	3.000%	6/21/21	11,500	11,532
4	Capital Auto Receivables Asset Trust 2016-1	1.980%	10/20/20	1,104	1,102
4	Capital Auto Receivables Asset Trust 2016-2	1.460%	6/22/20	109	109
4	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	70	69
4	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	40	40
4,7	Capital Auto Receivables Asset Trust 2017-1	2.020%	8/20/21	6,670	6,622
4,7	Capital Auto Receivables Asset Trust 2018-1	2.790%	1/20/22	25,000	24,945
4,7	Capital Auto Receivables Asset Trust 2018-2	3.270%	6/20/23	15,000	15,033
4	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	73	73
4	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	95	95
4	CarMax Auto Owner Trust 2016-1	1.610%	11/16/20	307	306
4	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	2,805	2,781
4	CarMax Auto Owner Trust 2018-4	3.110%	2/15/22	23,375	23,421
4,7	Chesapeake Funding II LLC 2016-1A	2.110%	3/15/28	216	216

12

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,7	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	762	760
4,7	Chesapeake Funding II LLC 2017-3A	1.910%	8/15/29	13,656	13,523
4,7	Chesapeake Funding II LLC 2017-4A	2.120%	11/15/29	29,518	29,206
4,7	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	11,779	11,771
4,7	Chesapeake Funding II LLC 2018-2A	1.990%	5/15/29	5,143	5,102
4,7	Chesapeake Funding II LLC 2018-2A	3.230%	8/15/30	18,000	18,028
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	500	500
4,7	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	6/15/22	70	70
4,7	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	570	576
4,7	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%	7/15/21	19	19
§,4	CNH Equipment Trust 2019-A-A2	2.960%	5/16/22	6,000	5,999
4	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	44	44
4	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	34	34
4	COMM 2015-CCRE25 Mortgage Trust	1.737%	8/10/48	171	169
4,7	Daimler Trucks Retail Trust 2018-1	2.850%	7/15/21	16,670	16,660
4,7	Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	3,706	3,698
4,7	Dell Equipment Finance Trust 2018-1	2.970%	10/22/20	4,641	4,640
4,7	Dell Equipment Finance Trust 2018-1	3.180%	6/22/23	3,990	4,006
4,7	Dell Equipment Finance Trust 2018-2	3.160%	2/22/21	7,780	7,799
4,7	DLL Securitization Trust Series 2018-1	2.810%	11/17/20	17,703	17,691
4,7	DLL Securitization Trust Series 2018-A2	3.140%	10/20/20	43,300	43,239
4,7	DRB Prime Student Loan Trust 2017-C	1.870%	11/25/42	3,892	3,882
4,7	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	97	98
4,7	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	1,147	1,147
4,7	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	53	53
4,7	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	3,229	3,230
4,7	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	2,200	2,228
4,7	Drive Auto Receivables Trust 2016-C	3.020%	11/15/21	5,131	5,131
4,7	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	1,240	1,254
4	Drive Auto Receivables Trust 2017-1	2.360%	3/15/21	85	85
4	Drive Auto Receivables Trust 2017-3	2.300%	5/17/21	4,209	4,206
4	Drive Auto Receivables Trust 2017-3	2.800%	7/15/22	7,120	7,110
4	Drive Auto Receivables Trust 2018-1	2.420%	1/15/21	8,658	8,656
4	Drive Auto Receivables Trust 2018-2	2.640%	9/15/20	3,983	3,983
4	Drive Auto Receivables Trust 2018-2	2.880%	6/15/21	10,000	10,002
4	Drive Auto Receivables Trust 2018-2	3.220%	4/15/22	3,100	3,099
4	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	4,750	4,765
4	Drive Auto Receivables Trust 2018-3	3.010%	11/15/21	16,000	15,991
4	Drive Auto Receivables Trust 2018-3	3.370%	9/15/22	8,000	8,010
4	Drive Auto Receivables Trust 2018-4	2.780%	10/15/20	10,207	10,205
4	Drive Auto Receivables Trust 2018-4	3.040%	11/15/21	11,000	10,975
4	Drive Auto Receivables Trust 2018-5	3.340%	10/15/22	46,275	46,479
4	Drive Auto Receivables Trust 2018-5	3.680%	7/15/23	5,550	5,590
4	Drive Auto Receivables Trust 2019-1	3.080%	9/15/21	12,500	12,504
4,7	DT Auto Owner Trust 2018-3	3.020%	2/15/22	22,793	22,784
4,7	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	702	701
4,7	Enterprise Fleet Financing LLC Series 2016-2	1.740%	2/22/22	735	731
4,7	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	1,490	1,484
4,7	Enterprise Fleet Financing LLC Series 2017-2	1.970%	1/20/23	19,142	19,000
4,7	Enterprise Fleet Financing LLC Series 2017-3	2.130%	5/22/23	9,811	9,735

13

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,7	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	14,819	14,769
4,7	Enterprise Fleet Financing LLC Series 2018-3	3.380%	5/20/24	12,770	12,827
4,5,6	Fannie Mae Connecticut Avenue Securities 2016-C04, 1M USD LIBOR + 1.450%	3.960%	1/25/29	104	104
4,5,6	Fannie Mae Connecticut Avenue Securities 2016-C05, 1M USD LIBOR + 1.350%	3.860%	1/25/29	112	112
4,7	Flagship Credit Auto Trust 2017-1	1.930%	12/15/21	1,367	1,365
4,7	Flagship Credit Auto Trust 2017-1	2.830%	3/15/23	3,000	2,994
4,7	Flagship Credit Auto Trust 2017-4	2.070%	4/15/22	10,080	10,016
4,7	Flagship Credit Auto Trust 2018-1	2.590%	6/15/22	14,905	14,845
4,7	Flagship Credit Auto Trust 2018-1	3.410%	5/15/23	5,089	5,100
4,7	Flagship Credit Auto Trust 2018-3	3.070%	2/15/23	14,031	14,051
4	Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	9,210	9,154
4,7	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	9,200	9,198
4,7	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	800	799
4,7	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	10,550	10,497
4,7	Ford Credit Auto Owner Trust 2015-REV1	2.120%	7/15/26	32,426	32,144
4	Ford Credit Auto Owner Trust 2016-B	1.520%	8/15/21	700	692
4	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	160	158
4	Ford Credit Floorplan Master Owner Trust A Series 2014-2	2.310%	2/15/21	827	827
4	Ford Credit Floorplan Master Owner Trust A Series 2016-3	1.550%	7/15/21	3,520	3,498
4	Ford Credit Floorplan Master Owner Trust A Series 2017-1	2.070%	5/15/22	1,050	1,038
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA2, 1M USD LIBOR + 2.200%	4.710%	10/25/28	99	99
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3, 1M USD LIBOR + 2.000%	4.510%	12/25/28	169	170
4,5,7	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI1	3.744%	2/25/48	1,367	1,355
4,5,7	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI2	3.819%	5/25/48	1,517	1,520
4,7	FRS I LLC 2013-1A	1.800%	4/15/43	4	4
4,7	FRS I LLC 2013-1A	3.080%	4/15/43	1,725	1,722
4	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	240	240
4	GM Financial Automobile Leasing Trust 2017-1	2.260%	8/20/20	1,800	1,791
4	GM Financial Automobile Leasing Trust 2017-2	2.020%	9/21/20	16,250	16,143
4	GM Financial Automobile Leasing Trust 2017-2	2.180%	6/21/21	90	89
4	GM Financial Automobile Leasing Trust 2017-3	1.720%	1/21/20	1,629	1,626
4	GM Financial Automobile Leasing Trust 2017-3	2.010%	11/20/20	730	726
4	GM Financial Automobile Leasing Trust 2017-3	2.120%	9/20/21	740	734
4	GM Financial Automobile Leasing Trust 2017-3	2.400%	9/20/21	1,150	1,141
4	GM Financial Automobile Leasing Trust 2017-3	2.730%	9/20/21	450	446
4	GM Financial Automobile Leasing Trust 2018-1	2.610%	1/20/21	18,500	18,456
4	GM Financial Automobile Leasing Trust 2018-2	2.830%	7/20/20	26,238	26,224
4	GM Financial Automobile Leasing Trust 2018-2	3.060%	6/21/21	10,250	10,262
4,7	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	300	299
4,7	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	220	220
4,7	GMF Floorplan Owner Revolving Trust 2017-3	2.460%	8/16/21	8,040	8,007

14

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,7	GMF Floorplan Owner Revolving Trust 2018-1	3.060%	3/15/22	3,250	3,249
4,7	GMF Floorplan Owner Revolving Trust 2018-1	3.250%	3/15/22	3,000	2,991
4,7	GMF Floorplan Owner Revolving Trust 2018-1	3.500%	3/15/22	4,624	4,622
4,7	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	7,740	7,678
4,7,8	Gosforth Funding 2016-1A plc, 3M USD LIBOR + 0.700%	3.316%	2/15/58	299	299
4,7,8	Gosforth Funding 2017-1A plc, 3M USD LIBOR + 0.470%	3.274%	12/19/59	11,262	11,229
4,7,8	Gosforth Funding 2018-1A plc, 3M USD LIBOR + 0.450%	3.139%	8/25/60	12,131	12,064
4,6,7	Hertz Fleet Lease Funding LP 2016-1, 1M USD LIBOR + 1.100%	3.616%	4/10/30	815	815
4,7	Hertz Fleet Lease Funding LP 2018-1	3.230%	5/10/32	7,900	7,897
4,7	Hertz Vehicle Financing II LP 2015-1A	2.730%	3/25/21	34,664	34,440
4,7	Hertz Vehicle Financing II LP 2015-2A	2.960%	10/25/21	40,000	39,758
4,7	Hertz Vehicle Financing II LP 2016-1A	2.320%	3/25/20	2,100	2,097
4,7	Hertz Vehicle Financing II LP 2016-3A	2.270%	7/25/20	420	418
4,7,8	Holmes Master Issuer plc 2018-1, 3M USD LIBOR + 0.360%	3.147%	10/15/54	12,600	12,552
4,7,8	Holmes Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	3.207%	10/15/54	10,500	10,451
4,7	Hyundai Auto Lease Securitization Trust 2017-A	2.130%	4/15/21	7,600	7,569
4,7	Hyundai Auto Lease Securitization Trust 2017-B	1.970%	7/15/20	24,000	23,902
4,7	Hyundai Auto Lease Securitization Trust 2017-B	2.130%	3/15/21	200	199
4,7	Hyundai Auto Lease Securitization Trust 2017-C	1.890%	3/16/20	9,633	9,611
4,7	Hyundai Auto Lease Securitization Trust 2017-C	2.120%	2/16/21	11,680	11,609
4,7	Hyundai Auto Lease Securitization Trust 2017-C	2.210%	9/15/21	100	99
4,7	Hyundai Auto Lease Securitization Trust 2018-A	2.810%	4/15/21	15,655	15,623
4,7	Hyundai Auto Lease Securitization Trust 2018-B	3.040%	10/15/21	7,170	7,177
4,7	Hyundai Floorplan Master Owner Trust Series 2016-1A	1.810%	3/15/21	320	320
4	John Deere Owner Trust 2016-B	1.490%	5/15/23	130	128
4	JPMBB Commercial Mortgage Securities Trust 2013-C14	3.019%	8/15/46	22	22
4,7	Kubota Credit Owner Trust 2018-1A	2.800%	2/16/21	24,250	24,225
4,7,8	Lanark Master Issuer plc 2018-1A, 3M USD LIBOR + 0.420%	3.097%	12/22/69	5,248	5,250
4,6,7	Lanark Master Issuer plc 2018-2A, 1M USD LIBOR + 0.420%	3.073%	12/22/69	20,934	20,947
4,7	Master Credit Card Trust II Series 2017-1A	2.260%	7/21/21	7,900	7,840
4	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	9,900	9,864
4,7	MMAF Equipment Finance LLC 2017-A	1.730%	5/18/20	148	148
4,7	MMAF Equipment Finance LLC 2018-A	2.920%	7/12/21	8,713	8,707
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.085%	8/15/46	250	249

15

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,6,7	Motor plc 2017 1A, 1M USD LIBOR + 0.530%	3.040%	9/25/24	10,190	10,154
4,6,7	Navient Student Loan Trust 2016-6A, 1M USD LIBOR + 0.480%	2.990%	3/25/66	16	16
4,7	Navient Student Loan Trust 2018-A	2.530%	2/18/42	27,903	27,744
4,7	Navient Student Loan Trust 2018-CA	3.010%	6/16/42	7,593	7,575
4,6,7	Navistar Financial Dealer Note Master Trust II 2017 1A, 1M USD LIBOR + 0.780%	3.290%	6/27/22	1,600	1,601
4,6	New Mexico Educational Assistance Foundation 2013-1, 1M USD LIBOR + 0.700%	3.220%	1/2/25	66	65
4,7	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	1,850	1,849
4	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	1,530	1,525
4	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	190	189
4	Nissan Auto Lease Trust 2017-B	1.830%	12/16/19	18,077	18,032
4	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	12,250	12,175
4	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	140	139
4	Nissan Auto Receivables 2016-B Owner Trust	1.320%	1/15/21	239	238
4,6,7	Pepper Residential Securities Trust 2017A-A1UA, 1M USD LIBOR + 1.100%	3.616%	3/10/58	1,302	1,303
4,6,7	Pepper Residential Securities Trust 2018-2A-A1U1, 1M USD LIBOR + 0.350%	2.864%	10/13/19	30,000	29,964
4,6,7	Pepper Residential Securities Trust 2018A-A1UA, 1M USD LIBOR + 0.950%	3.464%	3/12/47	11,493	11,491
4,6,7	Pepper Residential Securities Trust 2019A-A1U2, 1M USD LIBOR + 0.350%	2.864%	10/12/19	15,800	15,712
4,6,7	Pepper Residential Securities Trust 2020A-A1U1, 1M USD LIBOR + 0.500%	3.010%	3/16/19	3,580	3,577
4,6,7	Pepper Residential Securities Trust 2021-A1U, 1M USD LIBOR + 0.880%	3.390%	1/16/60	15,787	15,745
4,6,7	Pepper Residential Securities Trust 2022-A1U, 1M USD LIBOR + 1.000%	3.638%	6/20/60	31,090	31,015
4,7,8	Permanent Master Issuer plc 2018-1A, 3M USD LIBOR + 0.380%	3.167%	7/15/58	19,700	19,702
4,6,7	PFS Financing Corp. 2017-AA, 1M USD LIBOR + 0.580%	3.089%	3/15/21	20,750	20,754
4,6,7	PFS Financing Corp. 2017-C, 1M USD LIBOR + 0.470%	2.979%	10/15/21	12,100	12,097
4,6,7	Resimac Premier Series 2016-1A, 1M USD LIBOR + 1.390%	3.905%	10/10/47	1,699	1,703
4,6,7	Resimac Premier Series 2017-1A,
	1M USD LIBOR + 0.950%	3.469%	9/11/48	14,078	14,074
4,6,7	Resimac Premier Series 2018-1NCA, 1M USD LIBOR + 0.850%	3.363%	12/16/59	21,331	21,251
4	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	9	8
4	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	110	110
4	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	5,440	5,409

16

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Santander Drive Auto Receivables Trust 2017-2	2.210%	10/15/21	10,259	10,237
4	Santander Drive Auto Receivables Trust 2017-3	1.870%	6/15/21	5,777	5,766
4	Santander Drive Auto Receivables Trust 2017-3	2.190%	3/15/22	15,000	14,905
4	Santander Drive Auto Receivables Trust 2018-1	2.100%	11/16/20	3,946	3,943
4	Santander Drive Auto Receivables Trust 2018-1	2.320%	8/16/21	9,700	9,679
4	Santander Drive Auto Receivables Trust 2018-1	2.630%	7/15/22	12,500	12,436
4	Santander Drive Auto Receivables Trust 2018-2	3.030%	9/15/22	22,000	21,978
4	Santander Drive Auto Receivables Trust 2018-3	2.780%	3/15/21	26,577	26,558
4	Santander Drive Auto Receivables Trust 2018-3	3.030%	2/15/22	26,000	26,005
4	Santander Drive Auto Receivables Trust 2018-3	3.290%	10/17/22	20,750	20,735
4	Santander Drive Auto Receivables Trust 2018-5	3.190%	3/15/22	15,000	15,043
4,7	Santander Retail Auto Lease Trust 2017-A	2.020%	3/20/20	14,788	14,754
4,7	Santander Retail Auto Lease Trust 2018-A	2.930%	5/20/21	12,600	12,574
4,7	Securitized Term Auto Receivables Trust 2017-2A	1.775%	1/27/20	2,447	2,444
4,7	Securitized Term Auto Receivables Trust 2017-2A	2.040%	4/26/21	6,430	6,377
4,7	Securitized Term Auto Receivables Trust 2018-1A	2.807%	12/29/20	23,266	23,244
4,6,7	SLM Private Education Loan Trust 2013-A, 1M USD LIBOR + 1.050%	3.559%	5/17/27	110	110
4,7	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	32	32
4,6,7	SMB Private Education Loan Trust 2017-A, 1M USD LIBOR + 0.450%	2.959%	6/17/24	279	279
4,7	SoFi Professional Loan Program 2016-E LLC	1.630%	1/25/36	172	172
4,7	SoFi Professional Loan Program 2017-A LLC	1.550%	3/26/40	990	984
4,7	SoFi Professional Loan Program 2017-B LLC	1.830%	5/25/40	1,874	1,865
4,7	SoFi Professional Loan Program 2017-C LLC	1.750%	7/25/40	2,167	2,149
4,7	SoFi Professional Loan Program 2017-D LLC	1.720%	9/25/40	2,674	2,657
4,7	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	7,702	7,619
4,7	SoFi Professional Loan Program 2017-F LLC	2.050%	1/25/41	4,968	4,930
4,7	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	40,932	40,558
4,7	SoFi Professional Loan Program 2018-B LLC	2.640%	8/25/47	29,284	29,125
4,7	SoFi Professional Loan Program 2018-C LLC	3.080%	1/25/48	36,988	36,954
4,7	SoFi Professional Loan Program 2018-D LLC	3.120%	2/25/48	27,438	27,457
4,7	SoFi Professional Loan Program 2019-A LLC	3.180%	6/15/48	24,000	24,038
4	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	1,180	1,179
4	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	4,640	4,602
4	Synchrony Credit Card Master Note Trust 2016-3	1.910%	9/15/22	3,190	3,169
4,7	TCF Auto Receivables Owner Trust 2016-PT1	1.930%	6/15/22	13,219	13,071

17

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,7	Tesla Auto Lease Trust 2018-A	2.320%	12/20/19	2,170	2,162
4,7	Tesla Auto Lease Trust 2018-A	2.750%	2/20/20	320	319
4,7	Tesla Auto Lease Trust 2018-A	2.970%	4/20/20	260	259
4,7	Tesla Auto Lease Trust 2018-A	3.300%	5/20/20	290	289
4,7	Tesla Auto Lease Trust 2018-B	3.710%	8/20/21	19,411	19,540
4,7	Tidewater Auto Receivables Trust 2018-AA	3.120%	7/15/22	3,426	3,427
§,4,7	Trillium Credit Card Trust II 2019-2A	3.038%	1/26/24	24,000	24,000
4,7	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	744	737
4,7	Verizon Owner Trust 2017-1A	2.060%	9/20/21	8,500	8,452
4,7	Verizon Owner Trust 2017-2A	1.920%	12/20/21	35,000	34,702
4,7	Verizon Owner Trust 2017-3	2.060%	4/20/22	7,910	7,834
4,7	Verizon Owner Trust 2018-1	2.820%	9/20/22	17,500	17,461
4,7	Volvo Financial Equipment LLC Series 2017-1A	1.920%	3/15/21	5,600	5,568
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	1.676%	7/15/46	27	27
4	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	3	3
4,7	Wheels SPV 2 LLC 2016-1A	1.590%	5/20/25	162	162
4,7	Wheels SPV 2 LLC 2017-1A	1.880%	4/20/26	11,969	11,890
4	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	216	215
4	World Omni Auto Receivables Trust 2018-D	3.010%	4/15/22	34,250	34,276
4	World Omni Automobile Lease Securitization Trust 2017-A	2.320%	8/15/22	1,530	1,521
4	World Omni Automobile Lease Securitization Trust 2018-A	2.590%	11/16/20	25,686	25,637
4	World Omni Automobile Lease Securitization Trust 2018-A	2.830%	7/15/21	13,950	13,940
4	World Omni Automobile Lease Securitization Trust 2018-A	2.940%	5/15/23	4,350	4,349
4,7	World Omni Select Auto Trust A Series 2018-1A2	3.240%	4/15/22	20,930	20,980
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,236,458)					2,233,448
Corporate Bonds (39.4%)
Finance (15.1%)
	Banking (13.1%)
	American Express Credit Corp.	1.700%	10/30/19	2,000	1,984
7	Australia & New Zealand Banking Group Ltd.	2.250%	12/19/19	6,605	6,576
	Bank of America Corp.	2.650%	4/1/19	750	750
8	Bank of America NA, 3M USD LIBOR + 0.250%	2.957%	8/28/20	40,000	39,952
8	Bank of Montreal, 3M USD LIBOR + 0.340%	3.137%	7/13/20	40,000	39,998
	Bank of Nova Scotia	2.228%	12/11/19	48,130	47,873
7	Banque Federative du Credit Mutuel SA	2.000%	4/12/19	27,231	27,180
7	Banque Federative du Credit Mutuel SA	2.200%	7/20/20	20,000	19,734
	Branch Banking & Trust Co.	2.100%	1/15/20	8,500	8,433
	Capital One NA	1.850%	9/13/19	15,790	15,687
	Citigroup Inc.	2.550%	4/8/19	625	625
9,10	Citigroup Inc., 3M Australian Bank Bill Rate + 1.250%	3.190%	8/7/19	20,867	15,207
	Commonwealth Bank of Australia	2.300%	3/12/20	21,490	21,362
7	Commonwealth Bank of Australia	2.050%	9/18/20	8,020	7,895
7	Credit Agricole SA	2.500%	4/15/19	25,000	24,970

18

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Credit Suisse AG	2.300%	5/28/19	5,450	5,443
7	Danske Bank A/S	1.650%	9/6/19	1,500	1,480
9,10	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.300%	3.240%	8/21/19	24,140	17,601
	Goldman Sachs Group Inc.	2.550%	10/23/19	3,472	3,464
	Goldman Sachs Group Inc.	2.300%	12/13/19	22,755	22,647
9,10	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.200%	3.144%	8/26/20	3,450	2,517
8	HSBC Holdings plc, 3M USD LIBOR + 0.600%	3.240%	5/18/21	15,000	14,963
8	HSBC Holdings plc, 3M USD LIBOR + 0.650%	3.426%	9/11/21	25,000	24,938
	HSBC USA Inc.	2.375%	11/13/19	5,550	5,530
	ICICI Bank Ltd.	4.800%	5/22/19	18,400	18,472
7	ING Bank NV	2.300%	3/22/19	2,380	2,378
8	Intesa Sanpaolo SPA, 3M USD LIBOR + 0.630%	3.403%	7/17/19	17,000	17,004
8	JPMorgan Chase Bank NA, 3M USD LIBOR + 0.230%	2.968%	9/1/20	13,000	12,968
	KeyBank NA	1.600%	8/22/19	1,800	1,789
	Mizuho Bank Ltd.	2.340%	12/4/19	9,720	9,682
	Morgan Stanley	2.450%	2/1/19	27,213	27,211
	Morgan Stanley	2.650%	1/27/20	7,561	7,533
7	MUFG Bank Ltd.	2.300%	3/5/20	10,000	9,918
	MUFG Union Bank NA	2.250%	5/6/19	35,590	35,524
7	Nordea Bank AB	2.125%	5/29/20	4,370	4,315
	PNC Bank NA	1.450%	7/29/19	2,600	2,584
	Royal Bank of Canada	2.150%	3/15/19	6,936	6,934
	Royal Bank of Canada	1.500%	7/29/19	2,500	2,484
	Santander Holdings USA Inc.	2.650%	4/17/20	19,205	19,041
	Santander UK plc	2.500%	3/14/19	30,000	29,996
7	Skandinaviska Enskilda Banken AB	2.375%	3/25/19	720	720
	Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	15,000	14,902
	Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	6,675	6,656
8	Sumitomo Mitsui Banking Corp., 3M USD LIBOR + 0.370%	3.149%	10/16/20	25,000	24,968
	Svenska Handelsbanken AB	2.250%	6/17/19	5,000	4,987
7	Swedbank AB	2.375%	2/27/19	1,061	1,061
	Synchrony Financial	3.000%	8/15/19	1,685	1,678
	Toronto-Dominion Bank	1.450%	8/13/19	13,973	13,886
8	Toronto-Dominion Bank, 3M USD LIBOR + 0.280%	3.051%	6/11/20	20,000	19,830
7	UBS AG	2.450%	12/1/20	5,605	5,533
7	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	15,000	14,974
9,10	Wells Fargo & Co., 3M Australian Bank Bill Rate + 0.850%	2.791%	8/8/19	14,500	10,551
	Wells Fargo Bank NA	1.750%	5/24/19	1,600	1,596
	Wells Fargo Bank NA	2.150%	12/6/19	470	467
	Westpac Banking Corp.	1.650%	5/13/19	6,500	6,477
	Westpac Banking Corp.	1.600%	8/19/19	3,000	2,980
8	Westpac Banking Corp., 3M USD LIBOR + 0.280%	2.896%	5/15/20	10,000	10,002

	Brokerage (0.2%)
	Ameriprise Financial Inc.	5.300%	3/15/20	11,570	11,860

19

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Insurance (1.8%)
7	AIA Group Ltd.	2.250%	3/11/19	1,430	1,429
7,8	Cigna Corp., 3M USD LIBOR + 0.350%	3.138%	3/17/20	15,000	14,963
7	Principal Life Global Funding II	2.204%	12/11/19	40,000	39,719
7	Reliance Standard Life Global Funding II	2.500%	1/15/20	42,630	42,356

	Other Finance (0.0%)
7	GTP Acquisition Partners I LLC	2.350%	6/15/20	425	419

	Real Estate Investment Trusts (0.0%)
	Federal Realty Investment Trust	2.550%	1/15/21	2,700	2,664
					839,320
Industrial (20.9%)
	Basic Industry (2.7%)
7	Air Liquide Finance SA	1.375%	9/27/19	9,450	9,357
7	Air Liquide Finance SA	1.750%	9/27/21	15,965	15,438
	DowDuPont Inc.	3.766%	11/15/20	13,000	13,176
	Eastman Chemical Co.	2.700%	1/15/20	6,881	6,854
	Eastman Chemical Co.	3.500%	12/1/21	18,332	18,424
	EI du Pont de Nemours & Co.	2.200%	5/1/20	10,750	10,670
	International Flavors & Fragrances Inc.	3.400%	9/25/20	24,000	24,037
	LyondellBasell Industries NV	5.000%	4/15/19	11,350	11,353
	Nutrien Ltd.	6.500%	5/15/19	8,186	8,259
	Nutrien Ltd.	4.875%	3/30/20	6,515	6,632
	WestRock RKT Co.	4.450%	3/1/19	23,714	23,736
	WestRock RKT Co.	3.500%	3/1/20	425	424

	Capital Goods (0.2%)
	Acuity Brands Lighting Inc.	6.000%	12/15/19	7,159	7,309
	Caterpillar Financial Services Corp.	1.850%	9/4/20	5,091	5,018
	Fortive Corp.	1.800%	6/15/19	185	184

	Communication (3.2%)
	America Movil SAB de CV	5.000%	10/16/19	25,042	25,359
	America Movil SAB de CV	5.000%	3/30/20	6,500	6,624
	AT&T Inc.	5.200%	3/15/20	5,000	5,120
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.579%	7/23/20	20,848	20,895
	Comcast Corp.	3.300%	10/1/20	48,000	48,254
	Discovery Communications LLC	2.200%	9/20/19	9,000	8,941
7	Fox Corp.	3.666%	1/25/22	20,000	20,223
	Interpublic Group of Cos. Inc.	3.500%	10/1/20	24,000	24,007
	Orange SA	2.750%	2/6/19	800	800
	Orange SA	1.625%	11/3/19	2,200	2,174
	Telefonos de Mexico SAB de CV	5.500%	11/15/19	13,607	13,845

	Consumer Cyclical (4.3%)
7	Alimentation Couche-Tard Inc.	2.350%	12/13/19	19,000	18,852
8	American Honda Finance Corp., 3M USD LIBOR + 0.260%	3.048%	6/16/20	35,000	35,040
	American Honda Finance Corp.	3.150%	1/8/21	15,000	15,059
7	BMW US Capital LLC	2.150%	4/6/20	3,000	2,971
7	BMW US Capital LLC	3.250%	8/14/20	38,000	38,248
	General Motors Financial Co. Inc.	2.400%	5/9/19	7,000	6,988

20

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
8	General Motors Financial Co. Inc., 3M USD LIBOR + 1.450%	4.051%	5/9/19	7,010	7,018
7	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	9,625	9,564
7	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	8,000	7,892
	Hyundai Capital America	2.550%	2/6/19	5,000	5,000
	Marriott International Inc.	3.000%	3/1/19	12,450	12,449
7	Nissan Motor Acceptance Corp.	2.350%	3/4/19	6,791	6,786
7	Nissan Motor Acceptance Corp.	2.000%	3/8/19	5,850	5,840
7	Nissan Motor Acceptance Corp.	1.550%	9/13/19	12,500	12,357
7,8	Nissan Motor Acceptance Corp., 3M USD LIBOR + 0.520%	3.299%	9/13/19	3,578	3,577
	Toyota Motor Credit Corp.	3.050%	1/8/21	40,000	40,246
10	Volkswagen Financial Services Australia Pty Ltd.	3.250%	8/13/19	2,150	1,566
7	Volkswagen Group of America Finance LLC	2.125%	5/23/19	1,500	1,495
8	Western Union Co., 3M USD LIBOR + 0.800%	3.453%	5/22/19	8,000	7,999

	Consumer Noncyclical (2.7%)
	Altria Group Inc.	9.250%	8/6/19	26,565	27,376
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	23,514	24,196
	AstraZeneca plc	2.375%	11/16/20	3,289	3,254
	Becton Dickinson and Co.	2.675%	12/15/19	23,455	23,319
8	Campbell Soup Co., 3M USD LIBOR + 0.500%	3.288%	3/16/20	15,000	14,925
	Constellation Brands Inc.	3.875%	11/15/19	5,000	5,028
	CVS Health Corp.	3.125%	3/9/20	20,000	20,018
	CVS Health Corp.	2.125%	6/1/21	5,000	4,892
	Express Scripts Holding Co.	2.250%	6/15/19	9,500	9,477
	Newell Brands Inc.	2.600%	3/29/19	977	976
	Reynolds American Inc.	6.875%	5/1/20	8,304	8,607
	Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	2,200	2,182
8	Tyson Foods Inc., 3M USD LIBOR + 0.450%	3.157%	5/30/19	7,000	6,991

	Energy (5.9%)
	Anadarko Petroleum Corp.	8.700%	3/15/19	8,550	8,599
	Anadarko Petroleum Corp.	6.950%	6/15/19	11,606	11,743
	Apache Corp.	3.625%	2/1/21	16,096	16,208
	Boardwalk Pipelines LP	5.750%	9/15/19	17,058	17,296
	BP Capital Markets plc	4.750%	3/10/19	24,350	24,392
	BP Capital Markets plc	2.315%	2/13/20	19,000	18,913
	BP Capital Markets plc	3.561%	11/1/21	6,018	6,111
	Buckeye Partners LP	5.500%	8/15/19	3,496	3,596
	Cenovus Energy Inc.	5.700%	10/15/19	18,324	18,576
	Enbridge Energy Partners LP	9.875%	3/1/19	11,937	11,993
	Enbridge Energy Partners LP	4.375%	10/15/20	4,295	4,372
	Energy Transfer Partners LP	9.700%	3/15/19	260	262
	Enterprise Products Operating LLC	3.500%	2/1/22	25,000	25,177
	EOG Resources Inc.	5.625%	6/1/19	1,953	1,967
	EOG Resources Inc.	4.100%	2/1/21	20,986	21,368
	EQT Corp.	8.125%	6/1/19	18,489	18,721
	EQT Corp.	2.500%	10/1/20	1,000	977
	Husky Energy Inc.	6.150%	6/15/19	3,792	3,830
	Husky Energy Inc.	7.250%	12/15/19	18,000	18,601
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	4,000	4,000
	Kinder Morgan Energy Partners LP	3.500%	3/1/21	5,000	5,027

21

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kinder Morgan Inc.	3.050%	12/1/19	16,550	16,542
	Marathon Oil Corp.	2.700%	6/1/20	24,000	23,661
	Marathon Petroleum Corp.	5.125%	3/1/21	2,000	2,074
	TransCanada PipeLines Ltd.	3.800%	10/1/20	5,710	5,783
	Valero Energy Corp.	6.125%	2/1/20	23,387	24,073
	Williams Cos. Inc.	5.250%	3/15/20	11,675	11,945

	Technology (0.6%)
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	5,000	4,966
	DXC Technology Co.	2.875%	3/27/20	6,000	5,975
	KLA-Tencor Corp.	3.375%	11/1/19	2,415	2,420
	NetApp Inc.	2.000%	9/27/19	15,455	15,290
	Tyco Electronics Group SA	2.350%	8/1/19	4,457	4,440

	Transportation (1.3%)
4	Burlington Northern and Santa Fe Railway Co. 1999-2 Pass Through Trust	7.570%	1/2/21	327	342
4	Continental Airlines 2001-1 Class A-1 Pass Through Trust	6.703%	6/15/21	1,841	1,949
4	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	1,059	1,085
4	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	3,145	3,195
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	6,156	6,351
4	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,209	1,214
	Delta Air Lines Inc.	2.875%	3/13/20	18,000	17,888
	FedEx Corp.	3.400%	1/14/22	15,000	15,105
4	Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	692	708
7	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.650%	7/29/21	25,000	25,080
4	US Airways 2012-1 Class B Pass Through Trust	8.000%	10/1/19	2,085	2,137
					1,161,253
Utilities (3.4%)
	Electric (3.3%)
	Arizona Public Service Co.	2.200%	1/15/20	1,100	1,093
	CenterPoint Energy Inc.	3.600%	11/1/21	25,000	25,135
	Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	25,698	25,828
	Dominion Energy Inc.	5.200%	8/15/19	13,021	13,130
	Duke Energy Ohio Inc.	5.450%	4/1/19	305	306
7	EDP Finance BV	4.125%	1/15/20	1,478	1,480
7	EDP Finance BV	5.250%	1/14/21	1,600	1,641
	Emera US Finance LP	2.150%	6/15/19	3,000	2,994
9,10	ETSA Utilities Finance Pty Ltd., 3M Australian Bank Bill Rate + 0.260%	2.334%	10/15/19	28,300	20,481
	Exelon Corp.	5.150%	12/1/20	7,358	7,544
	Exelon Generation Co. LLC	2.950%	1/15/20	16,380	16,340
	Georgia Power Co.	4.250%	12/1/19	5,500	5,554
	Nevada Power Co.	7.125%	3/15/19	24,848	24,955
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	11,454	11,420

22

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Oncor Electric Delivery Co. LLC	2.150%	6/1/19	1,400	1,398
	Pinnacle West Capital Corp.	2.250%	11/30/20	12,000	11,793
	Progress Energy Inc.	7.050%	3/15/19	3,400	3,416
	Puget Energy Inc.	6.000%	9/1/21	7,829	8,273

	Natural Gas (0.1%)
	Atmos Energy Corp.	8.500%	3/15/19	1,280	1,287
					184,068
Total Corporate Bonds (Cost $2,184,760)					2,184,641
Sovereign Bonds (7.0%)
	Abu Dhabi National Energy Co. PJSC	6.250%	9/16/19	7,375	7,506
	African Export-Import Bank	4.750%	7/29/19	5,000	5,026
	Caixa Economica Federal	4.250%	5/13/19	6,000	6,000
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	3,000	3,002
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,000	4,106
	Empresa Nacional del Petroleo	4.750%	12/6/21	5,038	5,139
	Export-Import Bank of India	3.875%	10/2/19	5,648	5,664
	Export-Import Bank of Korea	2.250%	1/21/20	6,640	6,593
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	7,000	6,994
7	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	1,500	1,519
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	13,500	13,663
	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	2,050	2,044
	ICBCIL Finance Co. Ltd.	2.125%	9/29/19	2,670	2,650
11	Japan Treasury Discount Bill	0.000%	3/18/19	2,878,450	26,430
8	Korea Development Bank, 3M USD LIBOR + 0.675%	3.479%	9/19/20	10,325	10,346
8	Korea Development Bank, 3M USD LIBOR + 0.550%	3.326%	3/12/21	10,000	10,000
	Minera y Metalurgica del Boleo SAPI de CV	2.875%	5/7/19	1,500	1,499
	ONGC Videsh Ltd.	3.250%	7/15/19	3,350	3,348
	Perusahaan Penerbit SBSN Indonesia III	6.125%	3/15/19	2,000	2,005
	Petroleos Mexicanos	8.000%	5/3/19	20,553	20,795
	Petronas Capital Ltd.	5.250%	8/12/19	42,283	42,771
	Republic of Chile	3.250%	9/14/21	5,000	5,021
	Republic of Colombia	7.375%	3/18/19	22,686	22,799
	Republic of Croatia	6.750%	11/5/19	12,000	12,304
	Republic of Hungary	6.250%	1/29/20	21,082	21,716
	Republic of Indonesia	4.875%	5/5/21	5,000	5,147
	Republic of Lithuania	7.375%	2/11/20	18,100	18,862
	Republic of Panama	5.200%	1/30/20	25,600	26,112
	Republic of Slovenia	4.125%	2/18/19	5,000	4,997
	Republic of the Philippines	8.375%	6/17/19	20,300	20,706
	Socialist Republic of Vietnam	6.750%	1/29/20	12,479	12,867
	State Bank of India	3.622%	4/17/19	19,200	19,209
7	State Bank of India	3.622%	4/17/19	6,300	6,302
	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	15,000	14,991
	State of Qatar	6.550%	4/9/19	10,000	10,070
Total Sovereign Bonds (Cost $387,176)					388,203
Taxable Municipal Bonds (0.0%)
	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 2010-EGSL (Cost $16)	3.220%	2/1/21	16	16

23

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (0.4%)
12	California Pollution Control Financing Authority Revenue (Pacific Gas & Electric Co.) VRDO (Cost $25,000)	4.500%	2/1/19	25,000	25,000

				Shares
Common Stocks (0.8%)
Exchange-Traded Fund (0.8%)
	iShares Short Maturity Bond ETF
	(Cost $43,897)			875,000	43,846
Temporary Cash Investments (10.8%)
Money Market Fund (7.5%)
13	Vanguard Market Liquidity Fund	2.572%		4,160,314	416,031

				Face
				Amount
				($000)
Commercial Paper (3.1%)
14	AT&T Inc.	3.087%–3.093%	5/30/19	22,000	21,771
7,14	BPCE SA	2.818%	5/2/19	40,000	39,740
7,14	JP Morgan Securities LLC	2.776%	5/6/19	15,000	14,888
14	Suncor Energy Inc.	3.165%	4/8/19	25,000	24,856
7,14	TransCanada Pipelines Ltd.	3.074%	4/16/19	25,000	24,837
7,14	VW Credit Inc.	3.122%	7/1/19	22,000	21,684
14	Walgreens Boots Alliance Inc.	3.285%	5/8/19	17,600	17,452
14	Walgreens Boots Alliance Inc.	3.286%	5/9/19	7,400	7,337
					172,565
Certificates of Deposit Fund (0.2%)
	Cooperatieve Rabobank UA
	(New York Branch)	1.980%	10/25/19	12,735	12,658
Total Temporary Cash Investments (Cost $601,332)					601,254
Total Investments (100.0%) (Cost $5,557,634)					5,555,276
Other Assets and Liabilities (0.0%)
Other Assets					51,025
Liabilities					(52,666)
					(1,641)
Net Assets (100%)					5,553,635

24

Ultra-Short-Term Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	5,139,245
Affiliated Issuers	416,031
Total Investments in Securities	5,555,276
Investment in Vanguard	296
Receivables for Accrued Income	29,794
Receivables for Capital Shares Issued	20,136
Variation Margin Receivable—Futures Contracts	588
Unrealized Appreciation—OTC Swap Contracts	54
Other Assets	157
Total Assets	5,606,301
Liabilities
Payables for Investment Securities Purchased	35,345
Payables for Capital Shares Redeemed	11,525
Payables for Distributions	1,906
Payables to Vanguard	478
Variation Margin Payable—Futures Contracts	239
Unrealized Depreciation—Forward Currency Contracts	3,052
Other Liabilities	121
Total Liabilities	52,666
Net Assets	5,553,635

25

Ultra-Short-Term Bond Fund

At January 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	5,560,104
Total Distributable Earnings (Loss)	(6,469)
Net Assets	5,553,635

Investor Shares—Net Assets
Applicable to 30,988,495 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	309,212
Net Asset Value Per Share—Investor Shares	$9.98

Admiral Shares—Net Assets
Applicable to 262,769,935 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,244,423
Net Asset Value Per Share—Admiral Shares	$19.96

•      See Note A in Notes to Financial Statements.

§     Security value determined using significant unobservable inputs.

1     Securities with a value of $1,595,000 have been segregated as initial margin for open futures contracts.

2     Securities with a value of $2,809,000 have been segregated as collateral for open forward currency contracts.

3     The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

4     The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5     The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

6     Adjustable-rate security based upon 1-month USD LIBOR plus spread.

7     Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2019, the aggregate value of these securities was $2,015,842,000, representing 36.3% of net assets.

8     Adjustable-rate security based upon 3-month USD LIBOR plus spread.

9     Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.

10      Face amount denominated in Australian dollars.

11      Face amount denominated in Japanese yen.

12      Scheduled principal and interest payments are guaranteed by bank letter of credit.

13      Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

14      Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At January 31, 2019, the aggregate value of these securities was $172,565,000, representing 3.1% of net assets.

OTC—Over-the-Counter.

REMICS—Real Estate Mortgage Investment Conduits.

VRDO—Variable Rate Demand Obligation.

26

Ultra-Short-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2019	4,751	1,008,771	3,700

Short Futures Contracts
5-Year U.S. Treasury Note	March 2019	(830)	(95,333)	(1,152)
10-Year U.S. Treasury Note	March 2019	(5)	(612)	(14)
Ultra 10-Year U.S. Treasury Note	March 2019	(2)	(261)	(8)
30-Year U.S. Treasury Bond	March 2019	(1)	(147)	(6)
				(1,180)
				2,520

Forward Currency Contracts

	Contract					Unrealized
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	3/20/19	USD	64,835	AUD	92,613	(2,531)
Toronto-Dominion Bank	3/18/19	USD	26,015	JPY	2,879,889	(521)
JPMorgan Chase Bank, N.A.	3/18/19	USD	—	JPY	6	—
						(3,052)

AUD—Australian dollar.

JPY—Japanese yen.

USD—U.S. dollar.

27

Ultra-Short-Term Bond Fund

Over-the-Counter Credit Default Swaps

						Remaining
				Periodic		Up-Front
				Premium		Premium
			Notional	Received		Received	Unrealized
	Termination		Amount	(Paid)[1]	Value	(Paid)	Appreciation
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	12/20/21	GSI	5,000	1.000	77	(23)	54

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.

GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Ultra-Short-Term Bond Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Dividends	519
Interest[1]	112,382
Total Income	112,901
Expenses
The Vanguard Group—Note B
Investment Advisory Services	561
Management and Administrative—Investor Shares	385
Management and Administrative—Admiral Shares	3,376
Marketing and Distribution—Investor Shares	49
Marketing and Distribution—Admiral Shares	330
Custodian Fees	33
Auditing Fees	40
Shareholders’ Reports—Investor Shares	7
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	2
Total Expenses	4,797
Net Investment Income	108,104
Realized Net Gain (Loss)
Investment Securities Sold[1]	(1,939)
Futures Contracts	(3,645)
Swap Contracts	43
Forward Currency Contracts	4,570
Foreign Currencies	(507)
Realized Net Gain (Loss)	(1,478)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	7,524
Futures Contracts	2,894
Swap Contracts	(29)
Forward Currency Contracts	(3,052)
Foreign Currencies	36
Change in Unrealized Appreciation (Depreciation)	7,373
Net Increase (Decrease) in Net Assets Resulting from Operations	113,999

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $7,129,000, ($13,000), and $51,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Ultra-Short-Term Bond Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	108,104	48,739
Realized Net Gain (Loss)	(1,478)	(4,531)
Change in Unrealized Appreciation (Depreciation)	7,373	(7,935)
Net Increase (Decrease) in Net Assets Resulting from Operations	113,999	36,273
Distributions
Net Investment Income
Investor Shares	(5,404)	(2,338)
Admiral Shares	(102,561)	(44,828)
Realized Capital Gain[1]
Investor Shares	—	(30)
Admiral Shares	—	(485)
Total Distributions	(107,965)	(47,681)
Capital Share Transactions
Investor Shares	130,361	47,961
Admiral Shares	1,764,475	1,461,017
Net Increase (Decrease) from Capital Share Transactions	1,894,836	1,508,978
Total Increase (Decrease)	1,900,870	1,497,570
Net Assets
Beginning of Period	3,652,765	2,155,195
End of Period	5,553,635	3,652,765

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $129,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Ultra-Short-Term Bond Fund

Financial Highlights

Investor Shares

				Feb. 10, 2015[1] to Jan. 31, 2016

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017
Net Asset Value, Beginning of Period	$9.97	$10.00	$9.99	$10.00
Investment Operations
Net Investment Income	.227[2]	.154[2]	.106	.054
Net Realized and Unrealized Gain (Loss) on Investments	.003	(.037)	.006	(.010)
Total from Investment Operations	.230	.117	.112	.044
Distributions
Dividends from Net Investment Income	(.220)	(.145)	(.102)	(.054)
Distributions from Realized Capital Gains	—	(.002)	—	—
Total Distributions	(.220)	(.147)	(.102)	(.054)
Net Asset Value, End of Period	$9.98	$9.97	$10.00	$9.99

Total Return[3]	2.34%	1.17%	1.13%	0.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$309	$179	$131	$47
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	2.28%	1.54%	1.11%	0.66%[4]
Portfolio Turnover Rate	61%	70%	81%	24%

1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $10.00.

2 Calculated based on average shares outstanding.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Ultra-Short-Term Bond Fund

Financial Highlights

Admiral Shares

				Feb. 10, 2015[1] to Jan. 31, 2016

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017
Net Asset Value, Beginning of Period	$19.94	$20.00	$19.98	$20.00
Investment Operations
Net Investment Income	.473[2]	.328[2]	.228	.122
Net Realized and Unrealized Gain (Loss) on Investments	.008	(.077)	.015	(.021)
Total from Investment Operations	.481	.251	.243	.101
Distributions
Dividends from Net Investment Income	(.461)	(.307)	(.223)	(.121)
Distributions from Realized Capital Gains	—	(.004)	—	—
Total Distributions	(.461)	(.311)	(.223)	(.121)
Net Asset Value, End of Period	$19.96	$19.94	$20.00	$19.98

Total Return[3]	2.44%	1.26%	1.22%	0.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,244	$3,474	$2,024	$465
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.12%[4]
Ratio of Net Investment Income to Average Net Assets	2.38%	1.64%	1.19%	0.74%[4]
Portfolio Turnover Rate	61%	70%	81%	24%

1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $20.00.

2 Calculated based on average shares outstanding.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Ultra-Short-Term Bond Fund

Notes to Financial Statements

Vanguard Ultra-Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated

33

Ultra-Short-Term Bond Fund

clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2019, the fund’s average investments in long and short futures contracts represented 13% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2019, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

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Ultra-Short-Term Bond Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged

35

Ultra-Short-Term Bond Fund

is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2019, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines

36

Ultra-Short-Term Bond Fund

approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $296,000, representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
U.S. Government and Agency Obligations	—	78,868	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,203,449	29,999
Corporate Bonds	—	2,184,641	—
Sovereign Bonds	—	388,203	—
Taxable Municipal Bonds	—	16	—
Tax-Exempt Municipal Bonds	—	25,000	—
Common Stocks	43,846	—	—
Temporary Cash Investments	416,031	185,223	—
Futures Contracts—Assets[1]	588	—	—
Futures Contracts—Liabilities[1]	(239)	—	—
Forward Currency Contracts—Liabilities	—	(3,052)	—
Swap Contracts—Assets	—	54	—
Total	460,226	5,062,402	29,999

1 Represents variation margin on the last day of the reporting period.

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Ultra-Short-Term Bond Fund

D.  At January 31, 2019, the fair values of derivatives were reflected in the Statement of Net Assets and Liabilities as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	588	—	—	588
Unrealized Appreciation—OTC Swap Contracts	—	—	54	54
Total Assets	588	—	54	642

Variation Margin Payable—Futures Contracts	(239)	—	—	(239)
Unrealized Depreciation—Forward Currency Contracts	—	(3,052)	—	(3,052)
Total Liabilities	(239)	(3,052)	—	(3,291)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2019, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(3,645)	—	—	(3,645)
Forward Currency Contracts	—	4,570	—	4,570
Swap Contracts	—	—	43	43
Realized Net Gain (Loss) on Derivatives	(3,645)	4,570	43	968

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,894	—	—	2,894
Forward Currency Contracts	—	(3,052)	—	(3,052)
Swap Contracts	—	—	(29)	(29)
Change in Unrealized Appreciation (Depreciation) on Derivatives	2,894	(3,052)	(29)	(187)

38

Ultra-Short-Term Bond Fund

E.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles, the realization of unrealized gains or losses on certain futures contracts and forward currency contracts, and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	2,487
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(5,099)
Net Unrealized Gains (Losses)	(2,268)

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,557,657
Gross Unrealized Appreciation	6,938
Gross Unrealized Depreciation	(9,242)
Net Unrealized Appreciation (Depreciation)	(2,304)

39

Ultra-Short-Term Bond Fund

F.  During the year ended January 31, 2019, the fund purchased $3,014,210,000 of investment securities and sold $1,902,273,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $26,546,000 and $62,749,000, respectively.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the period ended January 31, 2019, such purchases and sales were $412,478,000 and $0, respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	377,693	37,908	208,452	20,840
Issued in Lieu of Cash Distributions	4,931	495	2,168	217
Redeemed	(252,263)	(25,323)	(162,659)	(16,262)
Net Increase (Decrease)—Investor Shares	130,361	13,080	47,961	4,795
Admiral Shares
Issued	3,986,367	200,028	2,970,977	148,504
Issued in Lieu of Cash Distributions	85,418	4,289	37,385	1,870
Redeemed	(2,307,310)	(115,769)	(1,547,345)	(77,342)
Net Increase (Decrease)—Admiral Shares	1,764,475	88,548	1,461,017	73,032

H.  Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

40

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Ultra-Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Ultra-Short-Term Bond Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the “Fund”) as of January 31, 2019, the related statement of operations for the year ended January 31, 2019, the statement of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

41

Special 2018 tax information (unaudited) for Vanguard Ultra-Short-Term Bond Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 60.9% of income dividends are interest-related dividends.

42

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Ultra-Short-Term Bond Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Ultra-Short-Term Bond Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Ultra-Short-Term Bond Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Ultra-Short-Term Bond Fund or the owners of the Ultra-Short-Term Bond Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Ultra-Short-Term Bond Fund. Investors acquire the Ultra-Short-Term Bond Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Ultra-Short-Term Bond Fund. The Ultra-Short-Term Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Ultra-Short-Term Bond Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Ultra-Short-Term Bond Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Ultra-Short-Term Bond Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Ultra-Short-Term Bond Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Ultra-Short-Term Bond Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Ultra-Short-Term Bond Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Ultra-Short-Term Bond Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX.NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE ULTRA-SHORT-TERM BOND FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited.Copyright 2019, Bloomberg.All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2007) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q14920 032019

Annual Report | January 31, 2019 Vanguard Real Estate Index Funds

Vanguard Real Estate Index Fund Vanguard Real Estate II Index Fund See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Real Estate Index Fund	5
Real Estate II Index Fund	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

February 19, 2019

1

Your Fund’s Performance at a Glance

•  For the 12 months ended January 31, 2019, Vanguard Real Estate Index Fund returned 9.53% for Investor Shares. Returns were a bit higher for Institutional and Admiral Shares as well as for Vanguard Real Estate II Index Fund. The results were in line with those of the funds’ benchmark index.

•  In December, the Federal Reserve increased the target range for its federal funds rate by one-quarter of a percentage point, to between 2.25% and 2.5%. This was the Fed’s fourth rate hike of 2018.

•  As defensive stocks gained traction in the broader market beginning in the middle of 2018, the types of real estate investments that outperformed tended to be defensive as well.

•  Health care, residential, and specialized REITs contributed most to the funds’ returns. Hotel and resort REITs, real estate services, real estate development, and diversified real estate activities detracted from relative performance.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-2.17%	14.14%	10.68%
Russell 2000 Index (Small-caps)	-3.52	14.71	7.26
Russell 3000 Index (Broad U.S. market)	-2.26	14.19	10.41
FTSE All-World ex US Index (International)	-12.52	9.68	3.47

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.25%	1.95%	2.44%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.26	2.15	3.57
FTSE Three-Month U.S. Treasury Bill Index	1.96	1.05	0.63

CPI
Consumer Price Index	1.55%	2.04%	1.48%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended January 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2018	1/31/2019	Period
Based on Actual Fund Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,042.37	$1.29
ETF Shares	1,000.00	1,043.47	0.57
Admiral™ Shares	1,000.00	1,043.28	0.57
Institutional Shares	1,000.00	1,043.38	0.46
Real Estate II Index Fund	$1,000.00	$1,043.30	$0.41
Based on Hypothetical 5% Yearly Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,023.95	$1.28
ETF Shares	1,000.00	1,024.65	0.56
Admiral Shares	1,000.00	1,024.65	0.56
Institutional Shares	1,000.00	1,024.75	0.46
Real Estate II Index Fund	$1,000.00	$1,024.80	$0.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are: for the Real Estate Index Fund, 0.25% for Investor Shares, 0.11% for ETF Shares, 0.11% for Admiral Shares, and 0.09% for Institutional Shares; and for the Real Estate II Index Fund, 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

Real Estate Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Real Estate Index Fund Investor Shares	9.53%	8.75%	15.32%	$41,601
Real Estate Spliced Index	9.77	9.01	15.51	42,286
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	15.14	40,951

Real Estate Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Real Estate Index Fund ETF Shares Net Asset Value	9.70%	8.90%	15.48%	$42,187
Real Estate Spliced Index	9.77	9.01	15.51	42,286
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	15.14	40,951

See Financial Highlights for dividend and capital gains information.

5

Real Estate Index Fund

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Real Estate Index Fund Admiral Shares	9.69%	8.90%	15.49%	$42,195
Real Estate Spliced Index	9.77	9.01	15.51	42,286
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	15.14	40,951

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Real Estate Index Fund Institutional Shares	9.70%	8.91%	15.52%	$21,158,595
Real Estate Spliced Index	9.77	9.01	15.51	21,143,116
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	15.14	20,475,588

Cumulative Returns of ETF Shares: January 31, 2009, Through January 31, 2019

	One	Five	Ten
	Year	Years	Years
Real Estate Index Fund ETF Shares Market Price	9.78%	53.39%	319.90%
Real Estate Index Fund ETF Shares Net Asset Value	9.70	53.17	321.87
Real Estate Spliced Index	9.77	53.90	322.86

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	5/13/1996	-6.11%	7.24%	11.89%
ETF Shares	9/23/2004
Market Price		-5.97	7.41	12.06
Net Asset Value		-5.95	7.40	12.04
Admiral Shares	11/12/2001	-5.95	7.40	12.05
Institutional Shares	12/2/2003	-5.93	7.41	12.07

6

Real Estate Index Fund

Sector Diversification

As of January 31, 2019

Diversified Real Estate Activities	0.2%
Diversified REITs	4.7
Health Care REITs	9.9
Hotel & Resort REITs	5.0
Industrial REITs	7.1
Office REITs	10.0
Real Estate Development	0.4
Real Estate Operating Companies	0.3
Real Estate Services	2.6
Residential REITs	13.9
Retail REITs	14.5
Specialized REITs	31.4

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

7

Real Estate Index Fund

Financial Statements

Statement of Net Assets

As of January 31, 2019

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Equity Real Estate Investment Trusts (REITs) (96.3%)[1]
Diversified REITs (4.1%)
	WP Carey Inc.	7,641,080	572,240
	VEREIT Inc.	41,611,710	336,223
	Liberty Property Trust	7,020,986	330,969
	STORE Capital Corp.	8,790,333	284,104
	PS Business Parks Inc.	974,368	141,468
	Colony Capital Inc.	22,153,705	134,473
	Empire State Realty Trust Inc.	6,724,508	103,961
	Lexington Realty Trust	10,273,972	98,733
	Washington REIT	3,709,728	94,042
*	Alexander & Baldwin Inc.	3,265,667	75,241
	American Assets Trust Inc.	1,567,184	67,295
	Global Net Lease Inc.	3,401,251	65,950
	Armada Hoffler Properties Inc.	2,311,885	34,724
	iStar Inc.	3,227,123	30,948
	Essential Properties Realty Trust Inc.	1,768,802	28,124
	Gladstone Commercial Corp.	1,351,074	26,954
	One Liberty Properties Inc.	688,602	18,730
§,2	Winthrop Realty Trust	1,892,511	2,061
			2,446,240
Health Care REITs (8.7%)
	Welltower Inc.	17,688,532	1,370,684
	Ventas Inc.	16,940,788	1,092,511
	HCP Inc.	22,330,266	704,297
	Medical Properties Trust Inc.	17,385,009	316,407
^	Omega Healthcare Investors Inc.	7,345,954	295,234
	Healthcare Trust of America Inc. Class A	9,856,930	280,134
	Healthcare Realty Trust Inc.	5,942,121	191,871
	Sabra Health Care REIT Inc.	8,501,901	174,629
	National Health Investors Inc.	1,992,666	165,909
	Physicians Realty Trust	8,681,045	157,214
	Senior Housing Properties Trust	11,290,044	155,464
	LTC Properties Inc.	1,886,841	89,512
	CareTrust REIT Inc.	3,883,629	85,362
	Universal Health Realty Income Trust	625,523	43,611
	New Senior Investment Group Inc.	3,905,073	21,166
	MedEquities Realty Trust Inc.	1,364,174	15,784
			5,159,789
Hotel & Resort REITs (4.4%)
	Host Hotels & Resorts Inc.	35,285,764	637,261
	Park Hotels & Resorts Inc.	9,559,177	287,444
	Hospitality Properties Trust	7,812,615	208,284
	Pebblebrook Hotel Trust	6,220,145	199,356
	Ryman Hospitality Properties Inc.	2,205,208	177,188
	Apple Hospitality REIT Inc.	10,352,144	169,879
	Sunstone Hotel Investors Inc.	10,850,491	155,162
	RLJ Lodging Trust	8,352,865	154,946
	MGM Growth Properties LLC Class A	4,077,871	126,414
	DiamondRock Hospitality Co.	9,897,949	100,563
	Xenia Hotels & Resorts Inc.	5,337,441	100,184

8

Real Estate Index Fund

			Market
			Value•
		Shares	($000)
	Chesapeake Lodging Trust	2,883,688	82,127
	Summit Hotel Properties Inc.	4,979,416	55,620
	Chatham Lodging Trust	2,171,952	43,895
	Hersha Hospitality Trust Class A	1,780,312	32,989
	CorePoint Lodging Inc.	1,978,973	24,223
	Ashford Hospitality Trust Inc.	4,488,922	22,220
	Braemar Hotels & Resorts Inc.	1,398,611	15,553
			2,593,308
Industrial REITs (6.2%)
	Prologis Inc.	29,948,788	2,071,258
	Duke Realty Corp.	16,982,897	496,580
	First Industrial Realty Trust Inc.	6,005,213	196,491
	EastGroup Properties Inc.	1,704,637	176,362
	Rexford Industrial Realty Inc.	4,356,123	146,366
	STAG Industrial Inc.	4,989,427	137,558
	Americold Realty Trust	4,554,578	133,540
	Terreno Realty Corp.	2,781,515	112,206
	Industrial Logistics Properties Trust	3,082,843	66,250
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	2,574,968	58,169
	Monmouth Real Estate Investment Corp.	4,028,490	55,351
^	Innovative Industrial Properties Inc.	431,201	26,700
			3,676,831
Office REITs (8.8%)
	Boston Properties Inc.	7,350,464	969,306
	Alexandria Real Estate Equities Inc.	5,034,143	663,047
	Vornado Realty Trust	8,145,591	569,458
	SL Green Realty Corp.	4,117,127	380,546
	Kilroy Realty Corp.	4,782,131	336,949
	Douglas Emmett Inc.	7,661,624	289,839
	Hudson Pacific Properties Inc.	7,461,574	242,277
	Highwoods Properties Inc.	4,903,521	217,324
	JBG SMITH Properties	5,428,367	209,806
	Equity Commonwealth	5,680,529	183,822
	Cousins Properties Inc.	19,923,083	176,319
	Paramount Group Inc.	10,223,715	148,040
	Brandywine Realty Trust	8,475,856	127,562
	Columbia Property Trust Inc.	5,595,475	123,492
	Corporate Office Properties Trust	4,897,739	120,925
	Piedmont Office Realty Trust Inc. Class A	6,061,846	117,357
	Mack-Cali Realty Corp.	4,301,270	88,606
^	Office Properties Income Trust	2,291,848	73,408
	Tier REIT Inc.	2,422,922	56,939
	Easterly Government Properties Inc.	2,861,564	51,394
	Franklin Street Properties Corp.	5,097,849	37,826
	NorthStar Realty Europe Corp.	2,141,242	35,952
	City Office REIT Inc.	1,625,793	18,794
§,^	New York REIT Liquidating LLC	1,208	17
			5,239,005
Other (11.4%)[3]
4,5	Vanguard Real Estate II Index Fund	334,289,153	6,719,464

Residential REITs (12.2%)
	Equity Residential	17,505,974	1,270,233
	AvalonBay Communities Inc.	6,568,107	1,267,119
	Essex Property Trust Inc.	3,139,317	851,383
	UDR Inc.	12,718,870	556,451
	Mid-America Apartment Communities Inc.	5,402,318	547,147
	Camden Property Trust	4,405,377	427,101
	Equity LifeStyle Properties Inc.	4,010,542	424,636
	Sun Communities Inc.	3,849,285	423,075
	Apartment Investment & Management Co.	7,480,577	370,438
	Invitation Homes Inc.	14,845,880	333,884
	American Campus Communities Inc.	6,503,121	299,274
	American Homes 4 Rent Class A	12,646,439	279,613
	Independence Realty Trust Inc.	4,159,198	43,464
	Investors Real Estate Trust	563,979	33,201
	NexPoint Residential Trust Inc.	881,106	32,962
	Preferred Apartment Communities Inc. Class A	1,903,717	30,269
	Front Yard Residential Corp.	2,428,398	26,275
	UMH Properties Inc.	1,570,399	22,033
			7,238,558

9

Real Estate Index Fund

			Market
			Value•
		Shares	($000)
Retail REITs (12.8%)
	Simon Property Group Inc.	14,705,073	2,678,088
	Realty Income Corp.	13,784,199	946,837
	Regency Centers Corp.	6,834,488	444,242
	Federal Realty Investment Trust	3,235,703	428,957
^	National Retail Properties Inc.	7,458,662	393,146
	Kimco Realty Corp.	19,438,339	330,646
	Brixmor Property Group Inc.	14,001,738	239,850
	Macerich Co.	5,030,699	232,217
	Weingarten Realty Investors	5,762,971	165,340
	Spirit Realty Capital Inc.	4,069,190	161,628
	Taubman Centers Inc.	2,905,610	144,699
2	Brookfield Property REIT Inc. Class A	7,548,711	137,387
	Retail Properties of America Inc.	10,434,565	131,893
	Acadia Realty Trust	3,890,304	111,768
	Urban Edge Properties	5,440,058	111,086
^	Tanger Factory Outlet Centers Inc.	4,466,889	101,622
	SITE Centers Corp.	7,497,109	97,987
	Agree Realty Corp.	1,474,393	97,354
	Retail Opportunity Investments Corp.	4,836,807	84,983
	Kite Realty Group Trust	3,996,360	66,460
^	Seritage Growth Properties Class A	1,623,289	65,272
	Getty Realty Corp.	1,625,884	52,126
	Washington Prime Group Inc.	8,885,084	50,467
	RPT Realty	3,816,261	49,955
	Alexander’s Inc.	106,788	35,567
	Saul Centers Inc.	645,023	34,160
	Urstadt Biddle Properties Inc. Class A	1,408,538	30,171
^	Pennsylvania REIT	3,383,107	24,934
	Whitestone REIT	1,707,043	24,206
	Retail Value Inc.	723,755	22,009
^	CBL & Associates Properties Inc.	8,218,628	20,464
	Spirit MTA REIT	2,062,248	16,127
	Cedar Realty Trust Inc.	4,373,946	15,265
	Urstadt Biddle Properties Inc.	45,349	785
			7,547,698
Specialized REITs (27.7%)
	American Tower Corp.	20,963,253	3,623,289
	Crown Castle International Corp.	19,727,802	2,309,336
	Public Storage	7,454,167	1,584,160
	Equinix Inc.	3,781,172	1,489,782
	Digital Realty Trust Inc.	9,801,404	1,061,884
*	SBA Communications Corp. Class A	5,463,238	997,205
	Weyerhaeuser Co.	36,047,329	945,882
	Extra Space Storage Inc.	6,012,963	592,938
	Iron Mountain Inc.	12,937,886	481,289
	Gaming and Leisure Properties Inc.	9,635,651	361,337
	Lamar Advertising Co. Class A	4,029,509	299,997
	CubeSmart	8,826,679	273,186
	EPR Properties	3,532,125	258,057
	CyrusOne Inc.	4,718,187	255,726
	VICI Properties Inc.	11,830,370	254,708
	Life Storage Inc.	2,211,358	217,310
	Rayonier Inc.	6,154,222	187,334
	CoreSite Realty Corp.	1,643,658	162,377
	Uniti Group Inc.	7,964,458	158,572
	Outfront Media Inc.	6,639,296	137,765
	GEO Group Inc.	5,795,490	130,688
	PotlatchDeltic Corp.	3,059,538	112,836
	CoreCivic Inc.	5,640,094	112,069
	QTS Realty Trust Inc. Class A	2,436,349	102,595
	Four Corners Property Trust Inc.	3,166,467	89,421
	National Storage Affiliates Trust	2,693,042	78,368
	InfraREIT Inc.	2,067,826	43,631
	CatchMark Timber Trust Inc. Class A	2,350,855	21,604
	Jernigan Capital Inc.	928,959	20,140
^	CorEnergy Infrastructure Trust Inc.	556,930	19,944
^	Farmland Partners Inc.	1,523,957	8,549
			16,391,979
Total Equity Real Estate Investment Trusts (REITs)
(Cost $50,428,158)			57,012,872
Real Estate Management & Development (3.1%)
Diversified Real Estate Activities (0.2%)
*	St. Joe Co.	1,687,717	26,261
*,^	Five Point Holdings LLC Class A	2,819,689	21,627
	RMR Group Inc. Class A	290,007	19,143
*	Tejon Ranch Co.	1,004,443	18,904
			85,935
Real Estate Development (0.4%)
*	Howard Hughes Corp.	1,934,012	214,753
*	Forestar Group Inc.	489,516	7,837
			222,590

10

Real Estate Index Fund

			Market
			Value•
		Shares	($000)
	Real Estate Operating Companies (0.2%)
	Kennedy-Wilson Holdings Inc.	6,104,694	122,033
*	FRP Holdings Inc.	331,060	16,791
			138,824
	Real Estate Services (2.3%)
*	CBRE Group Inc. Class A	15,339,335	701,775
	Jones Lang LaSalle Inc.	2,160,804	309,881
^	Realogy Holdings Corp.	5,897,645	104,683
	HFF Inc. Class A	1,765,779	73,139
	Newmark Group Inc. Class A	5,935,489	62,026
*,^	Redfin Corp.	2,324,232	41,580
*	Marcus & Millichap Inc.	902,792	35,750
	RE/MAX Holdings Inc. Class A	835,233	34,846
*,^	Altisource Portfolio Solutions SA	521,999	12,361
			1,376,041
	Total Real Estate Management & Development (Cost $2,027,971)		1,823,390
	Total Common Stocks
	(Cost $52,456,129)		58,836,262
	Temporary Cash Investments (1.4%)[1]
	Money Market Fund (1.4%)
6,7	Vanguard Market Liquidity Fund, 2.572%	8,014,411	801,441

		Face
		Amount
		($000)
	U.S. Government and Agency Obligations (0.0%)
	United States Treasury Bill, 2.284%, 2/21/19	3,000	2,996
	Total Temporary Cash Investments
	(Cost $804,420)		804,437
	Total Investments (100.8%)
	(Cost $53,260,549)		59,640,699
	Other Assets and Liabilities (-0.8%)
	Other Assets		140,037
	Liabilities[7]		(624,070)
			(484,033)
	Net Assets (100%)		59,156,666

			Amount
			($000)
	Statement of Assets and Liabilities
	Assets
	Investments in Securities, at Value
	Unaffiliated Issuers		51,980,346
	Affiliated Issuers		940,889
	Vanguard Real Estate II Index Fund		6,719,464
	Total Investment in Securities		59,640,699
	Investment in Vanguard		2,931
	Receivables for Investment Securities Sold		50,997
	Receivables for Accrued Income		54,493
	Receivables for Capital Shares Issued		31,154
	Other Assets		462
	Total Assets		59,780,736
	Liabilities
	Payables for Investment Securities Purchased		(8,733)
	Collateral for Securities on Loan		(506,034)
	Payables for Capital Shares Redeemed		(86,309)
	Payables to Vanguard		(22,743)
	Other Liabilities		(251)
	Total Liabilities		(624,070)
	Net Assets		59,156,666

At January 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	54,275,486
Total Distributable Earnings (Loss)	4,881,180
Net Assets	59,156,666

Investor Shares—Net Assets
Applicable to 67,572,948 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)	1,871,122
Net Asset Value Per Share—Investor Shares	$27.69

11

Real Estate Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 370,180,793 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	30,856,514
Net Asset Value Per Share—ETF Shares	$83.36

Admiral Shares—Net Assets
Applicable to 154,252,324 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	18,222,943
Net Asset Value Per Share—Admiral Shares	$118.14

Institutional Shares—Net Assets
Applicable to 448,793,032 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,206,087
Net Asset Value Per Share—Institutional Shares	$18.28

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

§   Security value determined using significant unobservable inputs.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $494,877,000.

1   The fund invests a portion of its assets in investment securities through the use of swap contracts. After giving effect to swap investments, the fund’s effective investment securities and temporary cash investment positions represent 100.0% and 0.8%, respectively, of net assets.

2   Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total value of affiliated companies is $139,448,000.

3   “Other” represents securities that are not classified by the fund’s benchmark index.

4   Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

5   Represents a wholly owned subsidiary of the fund. See accompanying financial statements for Vanguard Real Estate II Index Fund’s Statement of Net Assets.

6   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7   Includes $506,034,000 of collateral received for securities on loan.

REIT—Real Estate Investment Trust.

12

Real Estate Index Fund

Derivative Financial Instruments Outstanding as of Period End
Total Return Swaps
					Value and
				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)[1]	($000)
VICI Properties Inc.	02/04/20	GSCM	121,446	3.144	—
Omega Healthcare Investors Inc.	02/04/20	GSCM	88,016	2.514	—
VEREIT Inc.	02/04/20	GSCM	35,552	2.514	—
Federal Realty Investment Trust	02/04/20	GSCM	34,468	2.514	—
Regency Centers Corp.	02/04/20	GSCM	27,300	2.514	—
Kimco Realty Corp.	02/04/20	GSCM	10,376	2.514	—
Retail Opportunity Investments Corp.	02/04/20	GSCM	9,312	2.514	—
Brixmor Property Group Inc.	02/04/20	GSCM	7,195	2.514	—
					—

GSCM—Goldman Sachs Capital Management.

1 Payment received/paid quarterly.

At January 31, 2019, the counterparty had deposited in segregated accounts securities with a value of $16,674,000 in connection with open swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Real Estate Index Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Dividends Received from Unaffiliated Issuers	339,484
Dividends Received from Affiliated Issuers	1,337,301
Dividends Received from Vanguard Real Estate II Index Fund	203,421
Interest Received from Unaffiliated Issuers	2,520
Securities Lending—Net	1,942
Total Income	1,884,668
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4,486
Management and Administrative—Investor Shares	4,276
Management and Administrative—ETF Shares	30,339
Management and Administrative—Admiral Shares	16,964
Management and Administrative—Institutional Shares	6,549
Marketing and Distribution—Investor Shares	318
Marketing and Distribution—ETF Shares	1,493
Marketing and Distribution—Admiral Shares	1,210
Marketing and Distribution—Institutional Shares	233
Custodian Fees	368
Auditing Fees	40
Shareholders’ Report—Investor Shares	160
Shareholders’ Reports—ETF Shares	472
Shareholders’ Reports—Admiral Shares	112
Shareholders’ Reports—Institutional Shares	74
Trustees’ Fees and Expenses	30
Total Expenses	67,124
Net Investment Income	1,817,544
Realized Net Gain (Loss)
Capital Gain Distributions Received from Unaffiliated Issuers	70,694
Capital Gain Distributions Received from Affiliated Issuers	305,321
Capital Gain Distributions Received from Vanguard Real Estate II Index Fund	—
Investment Securities Sold—Unaffiliated Issuers[1]	(79,366)
Investment Securities Sold—Affiliated Issuers[1]	597,521
Investment Securities Sold— Vanguard Real Estate II Index Fund	—
Futures Contracts	674
Swap Contracts	30,036

14

Real Estate Index Fund

Statement of Operations (continued)
Year Ended
January 31, 2019
($000)
Realized Net Gain (Loss)	924,880
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	470,064
Investment Securities—Affiliated Issuers	1,486,234
Investment Securities—Vanguard Real Estate II Index Fund	389,631
Swap Contracts	59
Change in Unrealized Appreciation (Depreciation)	2,345,988
Net Increase (Decrease) in Net Assets Resulting from Operations	5,088,412

1 Includes $2,469,578,000 of net gain (loss) resulting from in-kind redemptions, such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Real Estate Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,817,544	1,912,910
Realized Net Gain (Loss)	924,880	2,288,664
Change in Unrealized Appreciation (Depreciation)	2,345,988	(3,829,824)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,088,412	371,750
Distributions
Net Investment Income
Investor Shares	(62,454)	(69,040)
ETF Shares	(1,028,975)	(1,025,920)
Admiral Shares	(579,344)	(545,730)
Institutional Shares	(269,632)	(244,477)
Realized Capital Gain
Investor Shares	—	(983)
ETF Shares	—	(14,088)
Admiral Shares	—	(7,496)
Institutional Shares	—	(3,343)
Return of Capital
Investor Shares	(20,882)	(28,709)
ETF Shares	(344,053)	(426,390)
Admiral Shares	(193,713)	(226,815)
Institutional Shares	(90,156)	(101,603)
Total Distributions	(2,589,209)	(2,694,594)
Capital Share Transactions
Investor Shares	(355,274)	(383,660)
ETF Shares	(2,701,593)	138,764
Admiral Shares	(367,595)	75,811
Institutional Shares	(371,447)	678,950
Net Increase (Decrease) from Capital Share Transactions	(3,795,909)	509,865
Total Increase (Decrease)	(1,296,706)	(1,812,979)
Net Assets
Beginning of Period	60,453,372	62,266,351
End of Period	59,156,666	60,453,372

See accompanying Notes, which are an integral part of the Financial Statements.

16

Real Estate Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$26.40	$27.38	$25.59	$28.73	$22.37
Investment Operations
Net Investment Income	.787 [1]	.761 [1]	.746	.711	.645
Net Realized and Unrealized Gain (Loss) on Investments	1.639	(.614)	2.324	(2.851)	6.650
Total from Investment Operations	2.426	.147	3.070	(2.140)	7.295
Distributions
Dividends from Net Investment Income	(.851)	(.788)	(.752)	(.695)	(.624)
Distributions from Realized Capital Gains	—	(.011)	(.187)	—	—
Return of Capital	(.285)	(.328)	(.341)	(.305)	(.311)
Total Distributions	(1.136)	(1.127)	(1.280)	(1.000)	(.935)
Net Asset Value, End of Period	$27.69	$26.40	$27.38	$25.59	$28.73

Total Return[2]	9.53%	0.45%	12.07%	-7.44%	33.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,871	$2,143	$2,603	$2,621	$3,231
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	3.02%	2.87%	2.60%	2.66%	2.56%
Portfolio Turnover Rate[3]	24%	6%	7%	11%	8%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Real Estate Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$79.47	$82.43	$77.05	$86.49	$67.36
Investment Operations
Net Investment Income	2.487 [1]	2.499 [1]	2.334	2.217	2.011
Net Realized and Unrealized Gain (Loss) on Investments	4.934	(1.945)	7.022	(8.533)	20.038
Total from Investment Operations	7.421	.554	9.356	(6.316)	22.049
Distributions
Dividends from Net Investment Income	(2.646)	(2.458)	(2.353)	(2.170)	(1.947)
Distributions from Realized Capital Gains	—	(.034)	(.563)	—	—
Return of Capital	(.885)	(1.022)	(1.060)	(.954)	(.972)
Total Distributions	(3.531)	(3.514)	(3.976)	(3.124)	(2.919)
Net Asset Value, End of Period	$83.36	$79.47	$82.43	$77.05	$86.49

Total Return	9.70%	0.59%	12.25%	-7.31%	33.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,857	$32,377	$33,527	$27,007	$29,487
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	3.15%	3.01%	2.74%	2.80%	2.70%
Portfolio Turnover Rate[2]	24%	6%	7%	11%	8%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Real Estate Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$112.63	$116.83	$109.19	$122.58	$95.46
Investment Operations
Net Investment Income	3.507 [1]	3.538 [1]	3.306	3.142	2.852
Net Realized and Unrealized Gain (Loss) on Investments	7.008	(2.761)	9.966	(12.105)	28.403
Total from Investment Operations	10.515	.777	13.272	(8.963)	31.255
Distributions
Dividends from Net Investment Income	(3.751)	(3.483)	(3.333)	(3.076)	(2.758)
Distributions from Realized Capital Gains	—	(.048)	(.798)	—	—
Return of Capital	(1.254)	(1.447)	(1.501)	(1.351)	(1.377)
Total Distributions	(5.005)	(4.978)	(5.632)	(4.427)	(4.135)
Net Asset Value, End of Period	$118.14	$112.63	$116.83	$109.19	$122.58

Total Return[2]	9.69%	0.58%	12.23%	-7.30%	33.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,223	$17,757	$18,337	$15,029	$15,725
Ratio of Total Expenses to Average Net Assets	0.11%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	3.16%	3.01%	2.74%	2.80%	2.70%
Portfolio Turnover Rate[3]	24%	6%	7%	11%	8%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Real Estate Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.43	$18.08	$16.90	$18.97	$14.78
Investment Operations
Net Investment Income	.543 [1]	.568 [1]	.515	.489	.444
Net Realized and Unrealized Gain (Loss) on Investments	1.085	(.444)	1.540	(1.870)	4.390
Total from Investment Operations	1.628	.124	2.055	(1.381)	4.834
Distributions
Dividends from Net Investment Income	(.583)	(.542)	(.519)	(.479)	(.430)
Distributions from Realized Capital Gains	—	(.007)	(.123)	—	—
Return of Capital	(.195)	(.225)	(.233)	(.210)	(.214)
Total Distributions	(.778)	(.774)	(.875)	(.689)	(.644)
Net Asset Value, End of Period	$18.28	$17.43	$18.08	$16.90	$18.97

Total Return	9.70%	0.60%	12.23%	-7.27%	33.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,206	$8,176	$7,799	$6,785	$6,788
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.18%	3.03%	2.76%	2.82%	2.72%
Portfolio Turnover Rate[2]	24%	6%	7%	11%	8%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Real Estate Index Fund

Notes to Financial Statements

Vanguard Real Estate Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

On November 19, 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. It is anticipated that all of the outstanding Investor Shares will be automatically converted to Admiral Shares beginning in April 2019, with the exception of those held by Vanguard funds and certain other institutional investors.

As a part of its principal investment strategy, the fund attempts to replicate its benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary—in the stocks that make up the index. Vanguard Real Estate II Index Fund is the wholly owned subsidiary in which the fund has invested a portion of its assets. For additional financial information about the Real Estate II Index Fund, refer to the accompanying financial statements.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in affiliated Vanguard funds are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

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Real Estate Index Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2019.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2019, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

22

Real Estate Index Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Each investment security typically reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which

23

Real Estate Index Fund

actual information has not been reported. Income, capital gain, and return of capital distributions received from affiliated Vanguard funds are recorded on ex-dividend date. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $2,931,000, representing 0.00% of the fund’s net assets and 1.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	58,834,184	—	2,078
Temporary Cash Investments	801,441	2,996	—
Total	59,635,625	2,996	2,078

24

Real Estate Index Fund

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, distribution in excess, and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	2,404,292
Total Distributable Earnings (Loss)	(2,404,292)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(1,574,736)
Net Unrealized Gains (Losses)	6,380,150

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	53,260,549
Gross Unrealized Appreciation	8,985,718
Gross Unrealized Depreciation	(2,605,568)
Net Unrealized Appreciation (Depreciation)	6,380,150

E.  During the year ended January 31, 2019, the fund purchased $21,270,572,000 of investment securities and sold $24,863,033,000 of investment securities, other than temporary cash investments. Purchases and sales include $7,211,986,000 and $10,974,355,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

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Real Estate Index Fund

F.  Capital share transactions for each class of shares were:

	Year Ended January 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	202,254	7,803	362,805	13,160
Issued in Lieu of Cash Distributions	77,560	2,978	92,491	3,378
Redeemed	(635,088)	(24,392)	(838,956)	(30,421)
Net Increase (Decrease)—Investor Shares	(355,274)	(13,611)	(383,660)	(13,883)
ETF Shares
Issued	8,087,624	102,051	7,194,688	86,125
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(10,789,217)	(139,300)	(7,055,924)	(85,400)
Net Increase (Decrease)—ETF Shares	(2,701,593)	(37,249)	138,764	725
Admiral Shares
Issued	2,761,716	24,919	3,635,103	30,947
Issued in Lieu of Cash Distributions	680,270	6,116	685,946	5,875
Redeemed[1]	(3,809,581)	(34,442)	(4,245,238)	(36,118)
Net Increase (Decrease)—Admiral Shares	(367,595)	(3,407)	75,811	704
Institutional Shares
Issued	1,757,587	102,091	2,396,349	131,716
Issued in Lieu of Cash Distributions	338,704	19,682	324,780	17,972
Redeemed	(2,467,738)	(142,026)	(2,042,179)	(111,955)
Net Increase (Decrease)—Institutional Shares	(371,447)	(20,253)	678,950	37,733

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	135,395	18,506	58,993	(12,921)	29,782	4,668	—	NA3
Agree Realty Corp.	90,915	15,114	36,106	7,110	20,604	2,578	—	NA3
Alexander & Baldwin Inc.	120,082	18,974	47,251	(6,679)	(9,323)	(561)	—	NA3
Alexandria Real Estate Equities Inc.	800,695	146,296	289,082	58,067	(56,948)	13,333	5,308	NA3

26

Real Estate Index Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Altisource Residential Corp.	36,772	301	1,885	1,000	(35,675)	(512)	—	—
American Campus Communities Inc.	345,867	49,605	152,480	(9,666)	59,584	2,984	13,638	NA3
Apartment Investment & Management Co.	432,922	59,086	175,432	24,305	29,559	4,337	8,622	NA3
Apple Hospitality REIT Inc.	272,226	33,181	97,268	(7,334)	(29,459)	11,592	—	NA3
Armada Hoffler Properties Inc.	42,716	8,473	17,675	627	1,436	535	192	NA3
Ashford Hospitality Prime Inc.	15,186	448	2,974	(2,052)	(10,451)	(276)	—	—
Ashford Hospitality Trust Inc.	41,331	5,275	20,300	(319)	(3,555)	(248)	—	NA3
AvalonBay Communities Inc.	1,550,548	215,316	631,695	32,320	100,632	32,011	10,109	NA3
Boston Properties Inc.	1,258,471	169,678	507,019	18,049	30,129	21,462	6,421	NA3
Brandywine Realty Trust	207,416	23,918	72,189	3,900	(33,946)	5,157	—	NA3
Brixmor Property Group Inc.	319,202	44,100	134,056	(63,930)	74,970	14,031	—	NA3
Brookfield Property REIT Inc	NA2	272,640	100,879	(13,241)	(21,133)	1,370	5,942	137,387
Camden Property Trust	528,910	73,973	219,439	27,339	16,319	14,438	443	NA3
CareTrust REIT Inc.	79,575	16,899	33,112	(899)	22,607	3,214	—	NA3
CBL & Associates Properties Inc.	62,714	6,323	21,407	(46,933)	19,678	4,860	—	NA3
Cedar Realty Trust Inc.	30,746	3,227	10,240	(4,276)	(3,950)	438	—	NA3
Chatham Lodging Trust	67,005	8,329	24,792	(4,811)	(1,681)	2,715	—	NA3
Chesapeake Lodging Trust	108,533	15,684	47,297	3,970	545	3,224	1,781	NA3
Colony NorthStar Inc. Class A	309,780	9,124	68,813	(213,477)	(34,369)	535	599	—
Columbia Property Trust Inc.	174,942	21,664	75,278	(6,687)	6,283	5,161	—	NA3
CoreCivic Inc.	180,820	24,131	70,951	(33,713)	11,142	9,670	—	NA3

27

Real Estate Index Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Corporate Office Properties Trust	179,024	26,144	70,772	(10,155)	(3,014)	4,755	—	NA3
Cousins Properties Inc.	249,205	34,076	101,967	(851)	(4,142)	5,561	89	NA3
CubeSmart	327,031	51,632	139,366	26,094	7,500	8,851	1,685	NA3
CyrusOne Inc.	329,980	88,567	145,936	33,939	(48,644)	(135)	—	NA3
DCT Industrial Trust Inc.	363,151	25,669	110,700	32,561	(306,251)	(758)	—	—
DDR Corp.	167,216	13,741	61,987	(36,701)	(82,999)	22,428	—	—
DiamondRock Hospitality Co.	155,274	22,538	59,657	(2,395)	(15,353)	5,232	—	NA3
Digital Realty Trust Inc.	1,513,956	207,603	598,824	140,301	(191,884)	34,720	—	NA3
Douglas Emmett Inc.	394,265	54,113	153,514	28,593	(33,835)	2,317	—	NA3
Duke Realty Corp.	619,410	87,907	260,653	53,174	(3,257)	12,478	3,314	NA3
Easterly Government Properties Inc.	53,553	23,748	19,298	972	(7,260)	1,259	—	NA3
EastGroup Properties Inc.	196,347	32,580	80,642	21,776	6,247	4,969	—	NA3
Education Realty Trust Inc.	159,394	15,677	210,314	23,868	9,218	(1,895)	3,536	—
EPR Properties	286,885	44,466	123,739	1,725	47,764	16,009	714	NA3
Equinix Inc.	2,339,501	291,269	839,618	129,570	(430,940)	38,716	—	NA3
Equity Commonwealth	244,644	34,725	110,535	10,346	4,643	15,122	—	NA3
Equity LifeStyle Properties Inc.	470,384	71,706	198,600	66,529	14,618	9,576	—	NA3
Equity Residential	1,492,184	211,452	620,928	(36,765)	224,291	35,667	5,845	NA3
Essex Property Trust Inc.	1,013,827	144,077	429,112	71,379	51,213	19,934	5,553	NA3
Extra Space Storage Inc.	693,324	103,606	306,674	84,793	17,890	22,355	15	NA3
Federal Realty Investment Trust	544,060	80,574	228,288	(569)	33,182	14,439	—	NA3
First Industrial Realty Trust Inc.	243,894	42,448	99,229	25,576	(16,197)	4,377	1,164	NA3
Forest City Realty Trust Inc. Class A	330,139	37,053	381,824	76,450	(58,428)	1,062	—	—
Four Corners Property Trust Inc.	95,230	24,371	43,703	7,407	6,238	2,947	—	NA3

28

Real Estate Index Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Franklin Street Properties Corp.	68,033	7,055	23,051	(7,603)	(8,954)	1,291	—	NA3
Gaming and Leisure Properties Inc.	428,876	117,690	189,420	(877)	5,632	23,334	270	NA3
Front Yard Residential Corp.	NA2	4,531	12,127	(2,786)	37,874	366	—	NA3
GEO Group Inc.	184,462	24,609	83,644	(3,727)	9,605	6,958	—	NA3
Getty Realty Corp.	58,003	8,975	23,838	3,158	5,828	2,081	238	NA3
Gladstone Commercial Corp.	34,680	4,205	14,078	(475)	2,947	497	—	NA3
Global Net Lease Inc.	81,413	17,455	37,075	(6,735)	15,467	1,873	—	NA3
Government Properties Income Trust	108,827	10,624	36,103	(7,666)	21,975	577	—	—
Gramercy Property Trust	252,621	16,442	286,956	31,445	(16,594)	(3,833)	10,276	—
HCP Inc.	744,106	109,803	312,947	(127,928)	291,264	24,564	13,391	NA3
Healthcare Realty Trust Inc.	243,780	32,503	96,953	781	10,825	5,041	810	NA3
Healthcare Trust of America Inc. Class A	365,173	49,525	138,585	(4,721)	5,589	6,501	6,549	NA3
Hersha Hospitality Trust Class A	51,171	5,941	25,809	(703)	3,136	674	—	NA3
Highwoods Properties Inc.	326,002	42,233	127,026	5,797	(29,355)	8,294	1,751	NA3
Hospitality Properties Trust	308,288	38,498	119,588	(7,934)	(11,767)	17,711	—	NA3
Host Hotels & Resorts Inc.	1,012,323	138,843	403,183	14,670	(125,391)	32,335	116	NA3
Hudson Pacific Properties Inc.	327,281	44,118	135,118	12,263	(2,883)	266	2,513	NA3
Independence Realty Trust Inc.	49,505	7,823	19,328	865	4,934	1,493	1,028	NA3
Investors Real Estate Trust	45,038	5,910	18,740	(6,706)	6,868	(174)	1,939	NA3
Iron Mountain Inc.	611,738	84,028	232,883	(15,218)	35,333	30,626	1,539	NA3
iStar Inc.	45,217	5,949	16,792	(2,173)	(1,252)	—	605	NA3
JBG SMITH Properties	210,407	59,354	84,534	3,640	20,939	3,096	2,345	NA3
Kilroy Realty Corp.	462,201	67,668	188,766	24,770	(29,158)	7,601	43	NA3
Kimco Realty Corp.	436,518	60,611	190,090	(88,156)	103,505	10,814	11,891	NA3

29

Real Estate Index Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Kite Realty Group Trust	95,092	6,399	33,155	(16,608)	15,871	2,971	—	NA3
LaSalle Hotel Properties	227,890	22,255	164,913	25,839	(4,650)	4,291	—	—
Lexington Realty Trust	128,736	15,773	51,678	(8,404)	12,240	6,916	—	NA3
Liberty Property Trust	402,322	57,643	168,891	16,013	23,882	10,307	1,946	NA3
Life Storage Inc.	255,145	38,675	114,583	7,645	29,284	6,908	2,480	NA3
LTC Properties Inc.	106,910	14,582	43,815	1,253	9,660	605	4,148	NA3
Macerich Co.	511,617	54,465	217,492	(27,155)	(82,959)	11,797	304	NA3
Mack-Cali Realty Corp.	112,923	15,873	39,902	(17,849)	17,562	1,560	2,113	NA3
Medical Properties Trust Inc.	313,870	48,766	141,184	3,712	86,501	7,784	11,570	NA3
MGM Growth Properties LLC Class A	127,934	38,995	52,117	2,395	9,768	4,591	—	NA3
Mid-America Apartment Communities Inc.	713,570	98,598	289,683	42,847	(18,184)	21,665	175	NA3
Monmouth Real Estate Investment Corp.	75,450	18,921	24,950	4,938	(19,624)	2,456	2	NA3
National Health Investors Inc.	190,628	27,937	78,681	7,824	18,090	7,194	—	NA3
National Retail Properties Inc.	390,140	65,118	161,291	16,992	82,102	13,175	446	NA3
National Storage Affiliates Trust	82,472	21,506	35,324	3,759	6,321	2,235	—	NA3
New Senior Investment Group Inc.	41,482	4,565	20,556	(11,625)	5,873	—	—	NA3
New York REIT Inc.	22,353	2,346	19,525	(31,501)	55,055	(21,470)	—	NA3
NexPoint Residential Trust Inc.	31,311	6,205	14,415	2,098	8,032	285	—	NA3
NorthStar Realty Europe Corp.	41,298	5,522	24,930	3,956	8,258	—	1,621	NA3
Omega Healthcare Investors Inc.	351,475	56,972	234,349	558	121,839	14,160	180	NA3
Paramount Group Inc.	200,818	27,649	73,747	(10,198)	2,297	3,111	879	NA3

30

Real Estate Index Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Park Hotels & Resorts Inc.	NA2	67,853	97,270	1,906	7,953	13,963	13,049	NA3
Pebblebrook Hotel Trust	177,289	28,574	77,159	9,995	(45,891)	5,830	—	NA3
Pennsylvania REIT	51,388	5,836	21,071	(12,866)	532	1,227	—	NA3
Physicians Realty Trust	190,800	29,212	77,826	(7,600)	26,179	2,111	—	NA3
Piedmont Office Realty Trust Inc. Class A	187,225	20,989	86,389	(3,295)	(1,172)	6,310	—	NA3
Preferred Apartment Communities Inc. Class A	35,483	22,928	25,040	(7,532)	4,936	476	450	NA3
Prologis Inc.	2,281,569	339,352	959,261	242,975	166,624	42,019	16,781	NA3
Public Storage	2,019,383	298,818	873,406	102,656	36,711	65,694	1,049	NA3
QTS Realty Trust Inc. Class A	159,765	19,015	50,507	(3,757)	(22,126)	2,482	—	NA3
Quality Care Properties Inc.	83,525	6,457	131,173	33,609	7,582	—	—	—
Ramco-Gershenson Properties Trust	69,142	6,995	23,014	(4,904)	18,102	(205)	—	—
Realogy Holdings Corp.	NA2	177,094	28,929	(4,612)	(43,822)	1,661	—	NA3
Realty Income Corp.	961,952	155,141	385,906	23,539	193,695	29,621	—	NA3
Regency Centers Corp.	634,791	118,256	308,676	(8,707)	7,974	17,686	—	NA3
Retail Opportunity Investments Corp.	123,236	17,995	51,365	3,140	(8,061)	3,232	268	NA3
Retail Properties of America Inc.	183,468	23,764	80,710	(14,425)	21,936	5,565	—	NA3
Rexford Industrial Realty Inc.	139,212	42,383	50,212	11,730	3,170	2,663	—	NA3
RLJ Lodging Trust	266,228	33,078	100,713	(8,784)	(36,428)	7,102	4,878	NA3
Ryman Hospitality Properties Inc.	232,432	31,754	95,547	26,593	(18,436)	8,014	123	NA3
Sabra Health Care REIT Inc.	209,688	31,715	91,795	(24,909)	47,406	10,607	6,723	NA3
SBA Communications Corp. Class A	NA2	1,059,863	177,414	2,907	96,246	—	—	NA3

31

Real Estate Index Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Senior Housing Properties Trust	271,328	33,560	103,374	(21,228)	(24,821)	6,087	12,763	NA3
Seritage Growth Properties Class A	68,238	24,688	23,648	426	(3,945)	674	435	NA3
Simon Property Group Inc.	3,346,756	477,033	1,409,749	135,330	128,719	129,060	5,100	NA3
SL Green Realty Corp.	655,463	74,636	306,190	(22,219)	(21,142)	5,980	9,639	NA3
Spirit MTA REIT	NA2	29,004	9,911	278	(3,244)	3,185	316	NA3
Spirit Realty Capital Inc.	246,845	29,941	112,816	(28,178)	22,855	9,779	25,063	NA3
STAG Industrial Inc.	153,983	31,233	59,095	5,933	4,272	5,244	1,228	NA3
STORE Capital Corp.	276,198	55,433	116,637	7,889	60,949	10,121	1,601	NA3
Summit Hotel Properties Inc.	106,473	12,360	38,357	2,592	(27,447)	4,086	—	NA3
Sun Communities Inc.	462,846	83,104	216,614	62,072	28,126	6,288	603	NA3
Sunstone Hotel Investors Inc.	250,335	32,668	95,215	8,194	(40,819)	7,064	624	NA3
Tanger Factory Outlet Centers Inc.	157,570	18,973	59,546	(20,915)	4,628	6,709	3	NA3
Taubman Centers Inc.	246,647	30,321	93,285	(14,349)	(22,606)	4,765	86	NA3
Terreno Realty Corp.	122,901	23,159	46,507	9,265	3,431	2,065	412	NA3
Tier REIT Inc.	61,273	12,703	26,894	5,768	4,481	1,460	—	NA3
UDR Inc.	644,129	90,742	267,464	36,584	55,597	10,295	4,396	NA3
UMH Properties Inc.	26,624	17,200	20,970	(4,239)	3,472	577	—	NA3
Universal Health Realty Income Trust	56,751	7,100	20,891	4,591	(3,939)	1,606	225	NA3
Urban Edge Properties	175,346	21,301	64,638	(2,522)	(18,401)	5,309	—	NA3
Vanguard Market Liquidity Fund	164,286	NA4	NA4	3	20	2,495	—	801,441
Vanguard Real Estate II Index Fund	6,126,412	278,676	—	—	389,631	203,421	—	6,719,464
Ventas Inc.	1,313,443	180,876	522,294	(34,003)	154,490	54,781	3,672	NA3
VEREIT Inc.	462,377	61,043	231,615	(81,319)	141,892	844	—	NA3
Vornado Realty Trust	805,092	107,040	316,609	(19,722)	(6,341)	20,074	1,967	NA3

32

Real Estate Index Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Washington Prime Group Inc.	80,600	11,819	34,050	(35,186)	27,286	9,978	—	NA3
Washington REIT	145,371	19,077	56,316	(1,536)	(9,189)	1,592	—	NA3
Weingarten Realty Investors	237,807	30,598	94,279	(15,069)	6,284	7,794	10,677	NA3
Welltower Inc.	1,457,867	215,423	592,097	(66,985)	358,048	44,511	22,578	NA3
Whitestone REIT	33,393	5,257	16,314	(395)	1,643	819	799	NA3
Winthrop Realty Trust	12,674	—	10,504	—	(109)	946	—	2,061
WP Carey Inc.	456,443	246,622	206,183	167	72,262	21,665	3,675	NA3
Xenia Hotels & Resorts Inc.	156,245	25,164	62,033	849	(20,293)	6,160	—	NA3
	57,342,038	9,466,991	22,161,786	597,571	1,875,865	1,540,721	305,321	7,660,353

1      Does not include adjustments to related return of capital.

2      Not Applicable—at January 31, 2018, the issuer was not an affiliated company of the fund.

3      Not Applicable—at January 31, 2019, the security was still held, but the issuer was no longer an affiliated company of the fund.

4      Not Applicable—purchases and sales are for temporary cash investment purposes.

H.  Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

33

Real Estate II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 26, 2017, Through January 31, 2019

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(9/26/2017)	Investment
Real Estate II Index Fund	9.68%	4.79%	$106,513,279
Real Estate Spliced Index	9.77	4.88	106,637,183
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	7.70	110,518,068

Real Estate Spliced index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standard.

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Vanguard Real Estate II Index Fund	9/26/2017	-5.95%	-3.71%

See Financial Highlights for dividend and capital gains information.

34

Real Estate II Index Fund

Sector Diversification

As of January 31, 2019

Diversified Real Estate Activities	0.2%
Diversified REITs	4.4
Health Care REITs	10.0
Hotel & Resort REITs	5.0
Industrial REITs	7.0
Office REITs	10.0
Real Estate Development	0.4
Real Estate Operating Companies	0.3
Real Estate Services	2.6
Residential REITs	13.9
Retail REITs	14.6
Specialized REITs	31.6

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

35

Real Estate II Index Fund

Financial Statements

Statement of Net Assets

As of January 31, 2019

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Equity Real Estate Investment Trusts (REITs) (96.1%)[1]
Diversified REITs (4.4%)
WP Carey Inc.	981,106	73,475
Liberty Property Trust	900,206	42,436
STORE Capital Corp.	1,126,597	36,412
VEREIT Inc.	2,842,952	22,971
PS Business Parks Inc.	124,759	18,114
Colony Capital Inc.	2,832,339	17,192
Empire State Realty Trust Inc.	864,086	13,359
Lexington Realty Trust	1,314,721	12,634
Washington REIT	478,934	12,141
* Alexander & Baldwin Inc.	416,994	9,608
American Assets Trust Inc.	201,365	8,647
Global Net Lease Inc.	434,416	8,423
Armada Hoffler Properties Inc.	297,138	4,463
iStar Inc.	413,504	3,965
Essential Properties Realty Trust Inc.	225,804	3,590
Gladstone Commercial Corp.	175,065	3,493
One Liberty Properties Inc.	87,811	2,388
		293,311
Health Care REITs (10.0%)
Welltower Inc.	2,265,516	175,555
Ventas Inc.	2,170,646	139,985
HCP Inc.	2,861,091	90,239
^ Omega Healthcare Investors Inc.	1,219,881	49,027
Medical Properties Trust Inc.	2,221,885	40,438
Healthcare Trust of America Inc. Class A	1,263,958	35,922
Healthcare Realty Trust Inc.	762,839	24,632
Sabra Health Care REIT Inc.	1,086,245	22,311
National Health Investors Inc.	256,725	21,375
Physicians Realty Trust	1,109,151	20,087
Senior Housing Properties Trust	1,448,351	19,944
LTC Properties Inc.	241,351	11,450
CareTrust REIT Inc.	493,136	10,839
Universal Health Realty Income Trust	79,454	5,539
New Senior Investment Group Inc.	501,057	2,716
MedEquities Realty Trust Inc.	174,099	2,014
		672,073
Hotel & Resort REITs (4.9%)
Host Hotels & Resorts Inc.	4,516,920	81,575
Park Hotels & Resorts Inc.	1,225,700	36,857
Hospitality Properties Trust	1,001,443	26,698
Pebblebrook Hotel Trust	794,442	25,462
Ryman Hospitality Properties Inc.	281,391	22,610
Apple Hospitality REIT Inc.	1,333,661	21,885
Sunstone Hotel Investors Inc.	1,390,754	19,888
RLJ Lodging Trust	1,068,249	19,816
MGM Growth Properties LLC Class A	521,895	16,179
DiamondRock Hospitality Co.	1,265,328	12,856
Xenia Hotels & Resorts Inc.	681,463	12,791
Chesapeake Lodging Trust	367,899	10,478
Summit Hotel Properties Inc.	638,735	7,135
Chatham Lodging Trust	279,729	5,653

36

Real Estate II Index Fund

		Market
		Value•
	Shares	($000)
Hersha Hospitality Trust Class A	228,278	4,230
CorePoint Lodging Inc.	253,747	3,106
Ashford Hospitality Trust Inc.	570,486	2,824
Braemar Hotels & Resorts Inc.	177,588	1,975
		332,018
Industrial REITs (7.0%)
Prologis Inc.	3,833,608	265,132
Duke Realty Corp.	2,175,713	63,618
First Industrial Realty Trust Inc.	767,360	25,108
EastGroup Properties Inc.	217,459	22,498
Rexford Industrial Realty Inc.	556,048	18,683
STAG Industrial Inc.	635,657	17,525
Americold Realty Trust	583,186	17,099
Terreno Realty Corp.	355,519	14,342
Industrial Logistics Properties Trust	396,192	8,514
Hannon Armstrong Sustainable Infrastructure Capital Inc.	329,420	7,442
Monmouth Real Estate Investment Corp.	517,207	7,106
Innovative Industrial Properties Inc.	54,276	3,361
		470,428
Office REITs (10.0%)
Boston Properties Inc.	940,396	124,010
Alexandria Real Estate Equities Inc.	644,062	84,829
Vornado Realty Trust	1,042,769	72,900
SL Green Realty Corp.	527,275	48,736
Kilroy Realty Corp.	612,459	43,154
Douglas Emmett Inc.	983,245	37,196
Hudson Pacific Properties Inc.	954,415	30,990
Highwoods Properties Inc.	630,346	27,937
JBG SMITH Properties	696,266	26,911
Equity Commonwealth	739,751	23,938
Cousins Properties Inc.	2,561,244	22,667
Paramount Group Inc.	1,318,219	19,088
Brandywine Realty Trust	1,087,481	16,367
Columbia Property Trust Inc.	718,280	15,852
Corporate Office Properties Trust	628,566	15,519
Piedmont Office Realty Trust Inc. Class A	781,590	15,132
Mack-Cali Realty Corp.	549,862	11,327
Office Properties Income Trust	293,846	9,412
Tier REIT Inc.	309,483	7,273
Easterly Government Properties Inc.	368,108	6,611
Franklin Street Properties Corp.	654,314	4,855
NorthStar Realty Europe Corp.	273,493	4,592
City Office REIT Inc.	208,484	2,410
		671,706
Residential REITs (13.8%)
Equity Residential	2,242,732	162,733
AvalonBay Communities Inc.	841,740	162,388
Essex Property Trust Inc.	402,219	109,082
UDR Inc.	1,629,894	71,308
Mid-America Apartment Communities Inc.	693,125	70,200
Camden Property Trust	565,161	54,792
Equity LifeStyle Properties Inc.	515,411	54,572
Sun Communities Inc.	493,704	54,263
Apartment Investment & Management Co.	958,336	47,457
Invitation Homes Inc.	1,902,148	42,779
American Campus Communities Inc.	834,497	38,404
American Homes 4 Rent Class A	1,618,927	35,794
Independence Realty Trust Inc.	534,673	5,587
Investors Real Estate Trust	72,639	4,276
NexPoint Residential Trust Inc.	112,250	4,199
Preferred Apartment Communities Inc. Class A	243,422	3,870
Front Yard Residential Corp.	309,581	3,350
UMH Properties Inc.	202,268	2,838
		927,892
Retail REITs (14.5%)
Simon Property Group Inc.	1,883,006	342,933
Realty Income Corp.	1,766,210	121,321
Regency Centers Corp.	928,728	60,367
Federal Realty Investment Trust	447,551	59,332
National Retail Properties Inc.	955,949	50,388
Kimco Realty Corp.	2,566,368	43,654

37

Real Estate II Index Fund

			Market
			Value•
		Shares	($000)
	Brixmor Property Group Inc.	1,843,302	31,576
	Macerich Co.	644,371	29,744
	Weingarten Realty Investors	741,717	21,280
	Spirit Realty Capital Inc.	522,283	20,745
	Taubman Centers Inc.	371,666	18,509
	Brookfield Property REIT Inc. Class A	961,634	17,502
	Retail Properties of America Inc.	1,336,488	16,893
	Acadia Realty Trust	496,160	14,255
	Urban Edge Properties	694,153	14,175
	Tanger Factory Outlet Centers Inc.	571,620	13,004
	SITE Centers Corp.	955,561	12,489
	Agree Realty Corp.	188,869	12,471
	Retail Opportunity Investments Corp.	686,514	12,062
	Kite Realty Group Trust	509,950	8,481
^	Seritage Growth Properties Class A	206,633	8,309
	Getty Realty Corp.	208,701	6,691
	Washington Prime Group Inc.	1,134,503	6,444
	RPT Realty	487,571	6,382
	Alexander’s Inc.	13,995	4,661
	Saul Centers Inc.	82,069	4,346
	Urstadt Biddle Properties Inc. Class A	181,434	3,886
	Pennsylvania REIT	428,685	3,159
	Whitestone REIT	218,508	3,099
	Retail Value Inc.	92,373	2,809
^	CBL & Associates Properties Inc.	1,052,769	2,621
	Spirit MTA REIT	263,024	2,057
	Cedar Realty Trust Inc.	553,154	1,931
			977,576
Specialized REITs (31.5%)
	American Tower Corp.	2,684,511	463,991
	Crown Castle International Corp.	2,526,233	295,721
	Public Storage	954,956	202,947
	Equinix Inc.	484,179	190,767
	Digital Realty Trust Inc.	1,255,063	135,974
*	SBA Communications Corp. Class A	699,354	127,653
	Weyerhaeuser Co.	4,614,230	121,077
	Extra Space Storage Inc.	770,351	75,964
	Iron Mountain Inc.	1,655,492	61,584
	VICI Properties Inc.	2,249,296	48,427
	Gaming and Leisure Properties Inc.	1,236,977	46,387
	Lamar Advertising Co. Class A	515,310	38,365
	CubeSmart	1,131,978	35,035
	EPR Properties	452,839	33,084
	CyrusOne Inc.	603,619	32,716
	Life Storage Inc.	283,825	27,892
	Rayonier Inc.	788,607	24,005
	CoreSite Realty Corp.	209,912	20,737
	Uniti Group Inc.	1,016,887	20,246
	Outfront Media Inc.	847,672	17,589
	GEO Group Inc.	741,236	16,715
	PotlatchDeltic Corp.	390,783	14,412
	CoreCivic Inc.	721,717	14,341
	QTS Realty Trust Inc. Class A	310,599	13,079
	Four Corners Property Trust Inc.	406,863	11,490
	National Storage Affiliates Trust	344,172	10,015
	InfraREIT Inc.	267,771	5,650
	CatchMark Timber Trust Inc. Class A	299,502	2,753
	CorEnergy Infrastructure Trust Inc.	72,968	2,613
	Jernigan Capital Inc.	118,217	2,563
^	Farmland Partners Inc.	189,631	1,064
			2,114,856
Total Equity Real Estate Investment Trusts (REITs) (Cost $6,189,450)			6,459,860
Real Estate Management & Development (3.5%)
Diversified Real Estate Activities (0.2%)
*	St. Joe Co.	223,488	3,478
*	Five Point Holdings LLC Class A	363,669	2,789
*	Tejon Ranch Co.	134,504	2,531
	RMR Group Inc. Class A	37,023	2,444
			11,242
Real Estate Development (0.4%)
*	Howard Hughes Corp.	249,157	27,666
*	Forestar Group Inc.	63,448	1,016
			28,682
Real Estate Operating Companies (0.3%)
	Kennedy-Wilson Holdings Inc.	790,021	15,792
*	FRP Holdings Inc.	42,845	2,173
			17,965
Real Estate Services (2.6%)
*	CBRE Group Inc. Class A	1,965,847	89,938
	Jones Lang LaSalle Inc.	277,320	39,770
^	Realogy Holdings Corp.	755,023	13,402
	HFF Inc. Class A	226,446	9,379

38

Real Estate II Index Fund

			Market
			Value•
		Shares	($000)
	Newmark Group Inc. Class A	762,471	7,968
*,^	Redfin Corp.	296,928	5,312
*	Marcus & Millichap Inc.	117,322	4,646
	RE/MAX Holdings Inc. Class A	108,289	4,518
*,^	Altisource Portfolio Solutions SA	67,274	1,593
			176,526
	Total Real Estate Management & Development (Cost $258,520)		234,415
	Total Common Stocks (Cost $6,447,970)		6,694,275
	Temporary Cash Investment (1.2%)[1]
	Money Market Fund (1.2%)
2,3	Vanguard Market Liquidity Fund, 2.572%	756,577	75,658
	Total Temporary Cash Investments (Cost $75,657)		75,658
	Total Investments (100.8%) (Cost $6,523,627)		6,769,933

Amount
($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard	332
Receivables for Accrued Income	6,181
Other Assets	867
Total Other Assets	7,380
Payables for Investment Securities Purchased	(1,148)
Collateral for Securities on Loan	(56,420)
Payables to Vanguard	(281)
Total Liabilities	(57,849)
Net Assets (100%)
Applicable to 334,289,153 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,719,464
Net Asset Value Per Share	$20.10

At January 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	6,539,291
Total Distributable Earnings (Loss)	180,173
Net Assets	6,719,464

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^      Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $55,241,000.

1   The fund invests a portion of its assets in investment securities through the use of swap contracts. After giving effect to swap investments, the fund’s effective investment securities and temporary cash investment positions represent 100.0% and 0.8%, respectively, of net assets.

2     Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3     Includes $56,420,000 of collateral received for securities on loan.

REIT—Real Estate Investment Trust.

39

Real Estate II Index Fund

Derivative Financial Instruments Outstanding as of Period End

Total Return Swaps
						Value and
				Floating		Unrealized
			Notional	Interest Rate		Appreciation
	Termination		Amount	Received		(Depreciation	)
Reference Entity	Date	Counterparty	($000)	(Paid	)[1]	($000)
VEREIT Inc.	02/04/20	GSCM	24,644	2.514		—

GSCM—Goldman Sachs Capital Management.

1 Payment received/paid quarterly.

At January 31, 2019, the counterparty had deposited in segregated accounts securities with a value of $544,000 in connection with open swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Real Estate II Index Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Dividends[1]	204,136
Securities Lending—Net	183
Total Income	204,319
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,077
Management and Administrative	3,482
Marketing and Distribution	88
Custodian Fees	180
Auditing Fees	44
Shareholders’ Reports	47
Trustees’ Fees and Expenses	20
Total Expenses	4,938
Net Investment Income	199,381
Realized Net Gain (Loss)
Capital Gain Distributions Received	44,611
Investment Securities Sold[1]	(122,645)
Futures Contracts	118
Swap Contracts	1,519
Realized Net Gain (Loss)	(76,397)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	470,068
Net Increase (Decrease) in Net Assets Resulting from Operations	593,052

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $142,000, ($2,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Real Estate II Index Fund

Statement of Changes in Net Assets

		Sept. 26,
	Year Ended	2017[1] to
	January 31,	January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	199,381	85,094
Realized Net Gain (Loss)	(76,397)	9,589
Change in Unrealized Appreciation (Depreciation)	470,068	(223,762)
Net Increase (Decrease) in Net Assets Resulting from Operations	593,052	(129,079)
Distributions
Net Investment Income	(203,421)	(70,790)
Realized Capital Gain	—	(9,589)
Return of Capital	(75,255)	(2,954)
Total Distributions	(278,676)	(83,333)
Capital Share Transactions
Issued	—	6,255,491
Issued in Lieu of Cash Distributions	278,676	83,333
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	278,676	6,338,824
Total Increase (Decrease)	593,052	6,126,412
Net Assets
Beginning of Period	6,126,412	—
End of Period	6,719,464	6,126,412

1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Real Estate II Index Fund

Financial Highlights

		Sept. 26,
	Year Ended	2017[1] to
	January 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$19.17	$20.00
Investment Operations
Net Investment Income[2]	.611	.268
Net Realized and Unrealized Gain (Loss) on Investments	1.176	(.834)
Total from Investment Operations	1.787	(.566)
Distributions
Dividends from Net Investment Income	(.626)	(.225)
Distributions from Realized Capital Gains	—	(.030)
Return of Capital	(.231)	(.009)
Total Distributions	(.857)	(.264)
Net Asset Value, End of Period	$20.10	$19.17

Total Return	9.68%	-2.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,719	$6,126
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	3.22%	3.84%[3]
Portfolio Turnover Rate	23%	1%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Real Estate II Index Fund

Notes to Financial Statements

Vanguard Real Estate II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is a wholly owned subsidiary of Vanguard Real Estate Index Fund (“Real Estate Index Fund”), and at January 31, 2019, the Real Estate Index Fund was the record and beneficial owner of 100% of the fund’s net assets. As part of the Real Estate Index Fund’s principal investment strategy, it attempts to replicate the benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through the fund—in the stocks that make up the index.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2019.

44

Real Estate II Index Fund

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2019, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2018–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

45

Real Estate II Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

46

Real Estate II Index Fund

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $332,000, representing 0.00% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At January 31, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount ($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

47

Real Estate II Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(77,916)
Net Unrealized Gains (Losses)	246,306

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount ($000)
Tax Cost	6,523,627
Gross Unrealized Appreciation	546,879
Gross Unrealized Depreciation	(300,573)
Net Unrealized Appreciation (Depreciation)	246,306

E.  During the year ended January 31, 2019, the fund purchased $1,702,698,000 of investment securities and sold $1,403,960,000 of investment securities, other than temporary cash investments.

F.  Capital shares issued and redeemed were:

	Year Ended	Sept. 26, 2017[1] to
	January 31, 2019	January 31, 2018
	Shares	Shares
	(000)	(000)
Issued	—	315,418
Issued in Lieu of Cash Distributions	14,725	4,147
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	14,725	319,565

1 Inception.

G. Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

48

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Real Estate Index Fund and Vanguard Real Estate II Index Fund

Opinions on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Real Estate Index Fund (one of the funds constituting Vanguard Specialized Funds) and the statement of net assets of Vanguard Real Estate II Index Fund (one of the funds constituting Vanguard Fixed Income Securities Funds) (hereafter collectively referred to as the “Funds”) as of January 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2019, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Vanguard Real Estate Index Fund	Statement of operations for the year ended January 31, 2019 and statement of changes in net assets for each of the two years in the period ended January 31, 2019
Vanguard Real Estate II Index Fund

Statement of operations for the year ended January 31, 2019 and statement of changes in net assets for the year ended January 31, 2019 and for the period September 26, 2017 (inception) through January 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodians and brokers and by agreement to

49

the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Real Estate Index Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $116,358,000 of qualified dividend income to shareholders during the fiscal year.

Special 2018 tax information (unaudited) for Vanguard Real Estate II Index Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $12,882,000 of qualified dividend income to shareholders during the fiscal year.

50

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2007) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

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All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

© 2019 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q1230 032019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended January 31, 2019: $445,000
Fiscal Year Ended January 31, 2018: $440,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2019: $9,734,277
Fiscal Year Ended January 31, 2018: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b)     Audit-Related Fees.

Fiscal Year Ended January 31, 2019: $5,581,336
Fiscal Year Ended January 31, 2018: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)     Tax Fees.

Fiscal Year Ended January 31, 2019: $347,985
Fiscal Year Ended January 31, 2018: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)     All Other Fees.

Fiscal Year Ended January 31, 2019: $0
Fiscal Year Ended January 31, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2019: $347,985
Fiscal Year Ended January 31, 2018: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (9.7%)
U.S. Government Securities (9.1%)
	United States Treasury Note/Bond	0.875%	9/15/19	50,000	49,492
1	United States Treasury Note/Bond	1.375%	1/31/21	150,000	146,813
2,3	United States Treasury Note/Bond	2.250%	2/15/21	500,000	497,810
	United States Treasury Note/Bond	2.375%	4/15/21	100,000	99,812
3	United States Treasury Note/Bond	2.125%	8/15/21	530,000	525,696
	United States Treasury Note/Bond	1.125%	9/30/21	517,000	499,712
	United States Treasury Note/Bond	2.000%	10/31/21	495,000	489,119
	United States Treasury Note/Bond	1.875%	1/31/22	466,000	458,428
3	United States Treasury Note/Bond	1.875%	4/30/22	760,000	746,700
	United States Treasury Note/Bond	1.750%	5/31/22	744,000	727,721
	United States Treasury Note/Bond	1.875%	7/31/22	713,000	699,745
	United States Treasury Note/Bond	2.500%	3/31/23	8,440	8,461
4	United States Treasury Note/Bond	2.750%	5/31/23	300,000	303,843
	United States Treasury Note/Bond	2.875%	8/15/28	15,300	15,618
					5,268,970
Conventional Mortgage-Backed Securities (0.1%)
5,6,7	Fannie Mae Pool	4.000%	12/1/48–3/1/49	88,278	90,334

Nonconventional Mortgage-Backed Securities (0.5%)
5,6,8	Fannie Mae Pool, 12M USD LIBOR + 1.712%	3.674%	2/1/37	523	552
5,6,8	Fannie Mae Pool, 12M USD LIBOR + 1.750%	4.500%	9/1/32	195	205
5,6,8	Fannie Mae Pool, 12M USD LIBOR + 1.760%	4.362%	8/1/37	450	458
5,6,8	Fannie Mae Pool, 12M USD LIBOR + 1.785%	4.535%	8/1/33	1,740	1,803
5,6,8	Fannie Mae Pool, 12M USD LIBOR + 1.800%	4.644%	7/1/33	1,793	1,842
5,6,8	Fannie Mae Pool, 12M USD LIBOR + 1.960%	4.452%	5/1/33	274	290
5,6,9	Fannie Mae Pool, 1YR CMT + 2.000%	4.544%	12/1/32	224	230
5,6,9	Fannie Mae Pool, 1YR CMT + 2.125%	4.156%	6/1/33	1,161	1,206
5,6,9	Fannie Mae Pool, 1YR CMT + 2.185%	4.435%	7/1/32	141	149
5,6,9	Fannie Mae Pool, 1YR CMT + 2.210%	4.130%	5/1/33	1,289	1,360
6,10	Fannie Mae REMICS	4.000%	3/25/43–2/25/48	68,690	13,669
6,10	Fannie Mae REMICS	4.500%	9/25/47	35,005	7,785
6,10	Fannie Mae REMICS	5.000%	6/25/45	47,810	9,383
6,10	Fannie Mae REMICS	5.500%	2/25/46	25,793	5,426
6,10	Fannie Mae REMICS	6.000%	12/25/47	30,331	7,180
6,10	Fannie Mae REMICS 2012-138	4.500%	12/25/42	19,826	4,856
6,10	Fannie Mae REMICS 2013-20	4.000%	3/25/43	23,959	4,521
6,10	Fannie Mae REMICS 2013-39D	4.000%	6/25/42	20,596	3,273
6,10	Fannie Mae REMICS 2013-43	4.000%	5/25/43	60,784	11,527
6,10	Fannie Mae REMICS 2015-22	6.000%	4/25/45	27,055	6,238
6,10	Fannie Mae REMICS 2015-28	4.000%	5/25/45	23,013	4,462
6,10	Fannie Mae REMICS 2016-3	4.000%	2/25/46	52,214	9,857
6,10	Fannie Mae REMICS 2016-3	6.000%	2/25/46	24,013	5,635
5,6,11	Fannie Mae REMICS, 6.050% - 1M USD LIBOR	3.540%	3/25/46	74,867	12,874
5,6,11	Fannie Mae REMICS, 6.150% - 1M USD LIBOR	3.640%	5/25/47	104,678	17,449
5,6,11	Fannie Mae REMICS, 6.200% - 1M USD LIBOR	3.690%	10/25/47	68,282	12,417
5,6,8	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.750%	4.500%	8/1/37	1,387	1,438
5,6,8	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.893%	4.643%	9/1/32	731	746
5,6,8	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	3.961%	2/1/33	152	157
5,6,8	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	4.602%	1/1/33	180	194
5,6,8	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	4.711%	8/1/33	456	481
5,6,8	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	4.815%	10/1/32	254	268
5,6,9	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	4.451%	8/1/32	492	522
5,6,9	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	4.500%	8/1/32	545	561
5,6,9	Freddie Mac Non Gold Pool, 1YR CMT + 2.254%	4.629%	9/1/32	51	55
5,6,10	Freddie Mac REMICS	4.000%	10/15/42–12/15/47	76,003	13,949
5,6,11	Freddie Mac REMICS, 6.150% - 1M USD LIBOR	3.641%	1/15/42–1/15/45	51,691	8,357

1

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,6,11	Freddie Mac REMICS, 6.200% - 1M USD LIBOR	3.691%	12/15/47	26,281	4,895
5,10	Ginnie Mae REMICS	4.000%	3/20/42–12/20/47	140,154	25,470
5,10	Ginnie Mae REMICS	4.500%	3/20/43–1/20/48	191,314	39,119
5,10	Ginnie Mae REMICS	5.000%	2/20/40	42,104	8,983
5,11	Ginnie Mae REMICS, 5.650% - 1M USD LIBOR	3.147%	8/20/45	43,930	6,434
5,11	Ginnie Mae REMICS, 6.100% - 1M USD LIBOR	3.597%	9/20/46	32,738	6,102
5,11	Ginnie Mae REMICS, 6.200% - 1M USD LIBOR	3.697%	9/20/47–12/20/47	209,581	34,861
					297,239
Total U.S. Government and Agency Obligations (Cost $5,647,908)					5,656,543
Asset-Backed/Commercial Mortgage-Backed Securities (24.5%)
5	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	4,315	4,314
5	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	12,620	12,451
5	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	86,660	86,035
5	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	23,100	22,905
5	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	20,510	20,235
5	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	45,290	45,535
5	Ally Master Owner Trust Series 2018-2	3.300%	7/17/23	36,090	36,299
5,12	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	12,503	12,632
5,12	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	3,360	3,427
5,12	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	16,895	16,972
5,12	American Homes 4 Rent 2015-SFR	3.467%	4/17/52	15,026	14,930
5,12	American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	6,514	6,563
5,12	American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	2,830	2,893
12	American Tower Trust #1	3.652%	3/23/28	13,190	13,036
5,12	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	15,984	16,438
5,12	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	11,185	11,749
5	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	120	120
5	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	8,900	8,930
5	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	6,820	6,859
5	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	9,390	9,449
5	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	10,170	10,092
5	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	25,630	25,336
5	AmeriCredit Automobile Receivables Trust 2017-3	1.690%	12/18/20	18,687	18,665
5	AmeriCredit Automobile Receivables Trust 2018-2	4.010%	7/18/24	19,450	19,642
5,12	AOA Mortgage Trust 2015-1177	2.957%	12/13/29	13,390	13,347
5,12	Applebee’s Funding LLC/IHOP Funding LLC	4.277%	9/5/44	6,029	6,003
5,12	ARL Second LLC 2014-1A	2.920%	6/15/44	12,761	12,502
5,12	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	15,105	15,333
5,12	Aventura Mall Trust 2018-AVM	4.112%	7/5/40	1,630	1,697
5,12	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	4,867	4,866
5,12	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	17,400	17,239
5,12	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	43,123	42,635
5,12	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	3,181	3,161
5,12	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	7,640	7,545
5,12	Avis Budget Rental Car Funding AESOP LLC 2017-2A	2.970%	3/20/24	12,850	12,640
5,12	Avis Budget Rental Car Funding AESOP LLC 2018-1A	3.700%	9/20/24	14,210	14,432
5,12	Avis Budget Rental Car Funding AESOP LLC 2018-1A	4.730%	9/20/24	2,540	2,587
5,12	Avis Budget Rental Car Funding AESOP LLC 2018-2A	4.000%	3/20/25	27,010	27,510
5,12	BAMLL Commercial Mortgage Securities Trust 2012-PARK	2.959%	12/10/30	4,900	4,901
5	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%	9/15/48	8,360	8,449
5	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705%	9/15/48	9,460	9,623
5	Banc of America Commercial Mortgage Trust 2015-UBS7	4.362%	9/15/48	1,600	1,626
5	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	4,760	4,774
5,13	Banc of America Funding 2006-H Trust	4.344%	9/20/46	9,519	8,859
5	BANK 2017 - BNK4	3.625%	5/15/50	8,435	8,488
5	BANK 2017 - BNK5	3.390%	6/15/60	8,150	8,091
5	BANK 2017 - BNK6	3.254%	7/15/60	13,450	13,161

2

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	BANK 2017 - BNK6	3.518%	7/15/60	13,190	13,166
5	BANK 2017 - BNK6	3.741%	7/15/60	3,080	3,084
5	BANK 2017 - BNK7	3.435%	9/15/60	16,580	16,491
5	BANK 2017 - BNK8	3.488%	11/15/50	33,600	33,415
5	BANK 2017 - BNK9	3.538%	11/15/54	18,130	18,135
5	BANK 2018 - BN12	4.255%	5/15/61	19,620	20,691
5	BANK 2018 - BN13	4.217%	8/15/61	18,330	19,255
5	BANK 2018 - BN15	4.407%	11/15/61	27,963	29,845
5	BANK 2018 - BN10	3.641%	2/15/61	11,860	12,057
5	BANK 2018 - BN10	3.688%	2/15/61	31,470	31,853
5	BANK 2018-BN14	4.185%	9/15/60	6,680	6,996
5	BANK 2018-BN14	4.231%	9/15/60	22,000	23,175
5	Bank of America Mortgage Trust 2002-J	4.923%	9/25/32	16	17
5,12,14	Bank of America Student Loan Trust 2010-1A, 3M USD LIBOR + 0.800%	3.571%	2/25/43	8,212	8,218
	Bank of Nova Scotia	1.875%	4/26/21	17,827	17,432
5,13	Bear Stearns ARM Trust 2006-4	4.119%	10/25/36	15,025	13,953
5,13	Bear Stearns ARM Trust 2007-3	3.962%	5/25/47	10,720	9,956
5	BENCHMARK 2018-B1 Mortgage Trust	3.602%	1/15/51	3,740	3,796
5	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	17,710	17,885
5	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	5,990	6,010
5	BENCHMARK 2018-B1 Mortgage Trust	4.059%	1/15/51	2,700	2,711
5	BENCHMARK 2018-B1 Mortgage Trust	4.118%	1/15/51	4,200	4,130
5	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	18,190	18,875
5	BENCHMARK 2018-B5 Mortgage Trust	4.208%	7/15/51	9,310	9,789
5	BENCHMARK 2018-B6 Mortgage Trust	4.170%	10/10/51	9,886	10,384
5	BENCHMARK 2018-B6 Mortgage Trust	4.261%	10/10/51	22,170	23,403
5	BENCHMARK 2018-B8 Mortgage Trust	4.232%	1/15/52	7,260	7,653
5	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	15,690	15,585
5	BMW Vehicle Lease Trust 2017-2	2.190%	3/22/21	6,860	6,802
5	BMW Vehicle Lease Trust 2018-1A	3.360%	3/21/22	4,540	4,584
5	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	15,840	15,679
5,14	Brazos Higher Education Authority Inc. Series 2005, 3M USD LIBOR + 0.200%	3.022%	6/25/26	7,181	7,138
5,14	Brazos Higher Education Authority Inc. Series 2011, 3M USD LIBOR + 0.800%	3.477%	2/25/30	14,407	14,394
5,12	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	3,488	3,461
5,12	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	6,708	6,653
5,12	CAL Funding II Ltd. Series 2018-2A	4.340%	9/25/43	11,735	11,909
5,12	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	7,620	7,612
5	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	6,479	6,434
5	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	6,520	6,434
5	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	3,180	3,163
5,12	Canadian Pacer Auto Receivables Trust A Series 2017	2.050%	3/19/21	8,130	8,089
5,12	Canadian Pacer Auto Receivables Trust A Series 2017	2.286%	1/19/22	5,710	5,659
5,12	Canadian Pacer Auto Receivables Trust A Series 2018	3.220%	9/19/22	7,330	7,376
5,12	Canadian Pacer Auto Receiveable Trust A Series 2018	3.270%	12/19/22	4,680	4,747
5,12	Canadian Pacer Auto Receiveables Trust 2018-2	3.440%	8/21/23	2,080	2,129
5	Capital Auto Receivables Asset Trust 2015-3	2.430%	9/21/20	6,170	6,167
5	Capital Auto Receivables Asset Trust 2015-3	2.900%	12/21/20	6,880	6,881
5	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	1,630	1,629
5	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	6,110	6,031
5	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	3,360	3,337
5,12	Capital Auto Receivables Asset Trust 2017-1	2.020%	8/20/21	12,160	12,073
5,12	Capital Auto Receivables Asset Trust 2017-1	2.220%	3/21/22	8,480	8,370
5	Capital One Multi-Asset Execution Trust 2017-A4	1.990%	7/17/23	55,925	55,176
5,12	CARDS II Trust 2018-2A	3.047%	4/17/23	35,860	35,858
5	CarMax Auto Owner Trust 2015-2	3.040%	11/15/21	5,850	5,843
5	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	3,875	3,854
5	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	5,560	5,550
5	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	4,850	4,790
5	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	5,800	5,773
5	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	5,740	5,648
5	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	4,050	4,011

3

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	12,120	11,962
5	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	6,860	6,783
5	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	3,240	3,191
5	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	3,240	3,200
5	CarMax Auto Owner Trust 2018-1	2.230%	5/17/21	37,942	37,844
5	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	76,110	75,501
5	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	12,020	11,938
5	CarMax Auto Owner Trust 2018-1	2.830%	9/15/23	19,890	19,786
5	CarMax Auto Owner Trust 2018-1	2.950%	11/15/23	6,170	6,074
5	CarMax Auto Owner Trust 2018-2	3.370%	10/16/23	4,755	4,810
5	CarMax Auto Owner Trust 2018-2	3.570%	12/15/23	6,860	6,934
5	CarMax Auto Owner Trust 2018-2	3.990%	4/15/25	5,300	5,367
5	CarMax Auto Owner Trust 2018-3	3.130%	6/15/23	26,590	26,713
5	CarMax Auto Owner Trust 2018-3	3.270%	3/15/24	13,310	13,541
5	CarMax Auto Owner Trust 2018-4	3.360%	9/15/23	18,390	18,621
5	CarMax Auto Owner Trust 2018-4	3.480%	2/15/24	6,780	6,907
5	CarMax Auto Owner Trust 2018-4	3.670%	5/15/24	5,940	6,065
5	CarMax Auto Owner Trust 2018-4	3.850%	7/15/24	4,030	4,115
5	CarMax Auto Owner Trust 2018-4	4.150%	4/15/25	2,730	2,788
5	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	2,005	1,909
5	CD 2016-CD1 Commercial Mortgage Trust	3.631%	8/10/49	6,299	5,909
5	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	29,440	29,758
5	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	12,810	12,842
5	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	17,147	17,033
5	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	6,715	6,670
5	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	10,875	10,817
5,12	CFCRE Commercial Mortgage Trust 2011-C2	5.756%	12/15/47	14,930	15,827
5	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	25,764	25,278
5,12	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	28,810	28,727
5,12	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	28,280	28,260
5	CHL Mortgage Pass-Through Trust 2003-HYB3	3.910%	11/19/33	750	759
5,13	CHL Mortgage Pass-Through Trust 2006-HYB1	4.100%	3/20/36	6,793	6,286
5,13	CHL Mortgage Pass-Through Trust 2007-HYB2	3.900%	2/25/47	7,963	7,256
5,12	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	1,146	1,146
5,12	Chrysler Capital Auto Receivables Trust 2015-BA	2.700%	12/15/20	6,525	6,523
5,12	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	10,155	10,161
5,12	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	15,545	15,640
5,12	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	6/15/22	5,040	5,036
5,12	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	26,030	26,296
5,12	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%	7/15/21	5,127	5,103
5,12	Chrysler Capital Auto Receivables Trust 2016-BA	1.870%	2/15/22	5,960	5,889
5	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	89,125	88,605
5,12	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,100	2,124
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,350	6,352
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	6,823	6,943
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	3,786	3,979
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	19,843	20,595
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	5,751	5,850
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	40,226	41,418
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	25,685	26,179
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	12,426	12,721
5	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	5,394	5,368
5	Citigroup Commercial Mortgage Trust 2014-GC23	4.446%	7/10/47	6,380	6,404
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	18,100	18,198
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	40,950	41,699
5	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	6,146	6,344
5	Citigroup Commercial Mortgage Trust 2014-GC25	4.528%	10/10/47	1,035	1,046
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	38,271	37,965
5	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	52,677	54,000
5	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	30,456	31,159
5	Citigroup Commercial Mortgage Trust 2015-GC33	4.569%	9/10/58	4,000	3,976
5	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	47,360	46,733
5	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	19,500	19,408
5	Citigroup Commercial Mortgage Trust 2017-P8	3.465%	9/15/50	41,283	40,916

4

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Citigroup Commercial Mortgage Trust 2017-P8	4.192%	9/15/50	9,500	9,533
5	Citigroup Commercial Mortgage Trust 2017-P8	4.271%	9/15/50	9,500	9,149
5	Citigroup Commercial Mortgage Trust 2018-C5	4.228%	6/10/51	8,750	9,180
5	Citigroup Commercial Mortgage Trust 2018-C6	4.343%	11/10/51	10,960	11,491
5	Citigroup Commercial Mortgage Trust 2018-C6	4.412%	11/10/51	28,510	30,393
5,13	Citigroup Mortgage Loan Trust 2007-AR8	4.264%	7/25/37	603	599
5,12	CKE Restaurants Holdings Inc 2018-1A	5.710%	6/20/48	27,830	28,877
5,12	CLI Funding V LLC 2013-1A	2.830%	3/18/28	10,187	10,024
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,925	2,919
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	4,100	4,124
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	22,953	22,692
5,12	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	12,316	12,306
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	10,971	10,739
5	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	1,990	1,971
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,595
5	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	868	869
5	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	8,832	8,988
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	13,317	13,780
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	43,975	46,036
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	14,189	14,342
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	7,790	8,012
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	41,651	43,098
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	32,690	34,150
5	COMM 2013-CCRE13 Mortgage Trust	4.900%	11/10/46	4,517	4,767
5	COMM 2013-CCRE13 Mortgage Trust	4.900%	11/10/46	8,240	8,448
5,12	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	17,360	17,155
5,12	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	2,380	2,358
5	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	1,942	1,954
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	40,399	41,142
5	COMM 2013-CCRE9 Mortgage Trust	4.233%	7/10/45	12,669	13,252
5,12	COMM 2013-CCRE9 Mortgage Trust	4.257%	7/10/45	11,250	11,615
5,12	COMM 2013-CCRE9 Mortgage Trust	4.257%	7/10/45	12,690	12,793
5,12	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	10,166	10,318
5	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	13,605	14,137
5,12	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	18,565	19,310
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,100	4,072
5,12	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	5,490	5,469
5,12	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	33,245	33,882
5	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	1,915	1,979
5	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	17,690	18,509
5	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	8,626	8,614
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	20,250	21,064
5	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	13,450	14,007
5	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	1,930	1,960
5	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	47,271	48,945
5	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	27,380	28,038
5	COMM 2014-CCRE17 Mortgage Trust	4.738%	5/10/47	10,175	10,263
5	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	9,572	9,702
5	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	28,552	29,378
5	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	1,520	1,525
5	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	36,585	37,208
5	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	36,723	37,237
5	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	11,570	11,953
5	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	36,015	36,012
5	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	11,345	11,551
5	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	38,840	39,688
5	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	22,007	22,325
5	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	11,974	12,163
5	COMM 2015-CCRE27 Mortgage Trust	4.471%	10/10/48	8,118	8,206
5	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	9,930	9,869
5,12	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	42,380	42,346
5	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	42,350	42,588
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	16,636	16,912
5	CSAIL 2015-C3 Commercial Mortgage Trust	4.355%	8/15/48	10,600	10,702

5

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	41,262	42,149
5	CSAIL 2016-C5 Commercial Mortgage Trust	4.537%	11/15/48	7,660	7,744
5	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	45,026	44,871
5	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	15,680	15,513
5	CSAIL 2018-CX12 Commercial Mortgage Trust	4.224%	8/15/51	20,120	21,049
5,12	Daimler Trucks Retail Trust 2018-1	3.030%	11/15/24	19,110	19,117
5	DBGS Mortgage Trust 2018-C1	4.466%	10/15/51	41,130	44,009
5	DBJPM 16-C1 Mortgage Trust	3.350%	5/10/49	2,050	1,911
5	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	21,940	21,648
5,12,15	DELAM 2018-1, 1M USD LIBOR + 0.700%	3.203%	11/19/25	18,960	18,886
5,12	Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	6,814	6,800
5,12	Dell Equipment Finance Trust 2017-2	2.190%	10/24/22	10,090	10,017
5,12	Dell Equipment Finance Trust 2018-2	3.370%	10/22/23	6,530	6,561
§,5	Discover Card Execution Note Trust 2019-A1	3.040%	7/15/24	33,870	33,869
5,12	DLL Securitization Trust Series 2018-A3	3.460%	1/20/22	35,500	35,741
5,12	DLL Securitization Trust Series 2018-A4	3.590%	6/20/24	8,550	8,639
12	DNB Boligkreditt AS	2.500%	3/28/22	14,189	14,028
5,12	DRB Prime Student Loan Trust 2017-C	2.810%	11/25/42	27,530	27,272
5,12	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	5,686	5,707
5,12	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	6,573	6,587
5,12	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	10,643	10,688
5,12	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	2,388	2,389
5,12	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	25,000	25,190
5,12	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	1,526	1,528
5,12	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	22,190	22,470
5,12	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	23,090	23,349
5	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	2,400	2,414
5	Drive Auto Receivables Trust 2017-3	2.300%	5/17/21	8,065	8,060
5	Drive Auto Receivables Trust 2017-3	2.800%	7/15/22	25,870	25,835
5	Drive Auto Receivables Trust 2018-2	3.220%	4/15/22	19,000	18,991
5	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	29,120	29,213
5	Drive Auto Receivables Trust 2018-2	4.140%	8/15/24	20,430	20,668
5	Drive Auto Receivables Trust 2018-3	3.370%	9/15/22	30,890	30,927
5	Drive Auto Receivables Trust 2018-3	3.720%	9/16/24	30,350	30,398
5	Drive Auto Receivables Trust 2018-3	4.300%	9/16/24	16,140	16,320
5	Drive Auto Receivables Trust 2018-5	3.680%	7/15/23	20,200	20,347
5	Drive Auto Receivables Trust 2018-5	3.990%	1/15/25	19,260	19,504
5	Drive Auto Receivables Trust 2018-5	4.300%	4/15/26	26,460	26,936
5,12,15	Edsouth Indenture No 9 LLC 2015-1, 1M USD LIBOR + 0.800%	3.310%	10/25/56	17,346	17,362
5,12,13	ELFI Graduate Loan Program 2018-A LLC	3.430%	8/25/42	28,597	28,880
5,12	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	10,129	10,117
5,12	Enterprise Fleet Financing LLC Series 2018-3	3.380%	5/20/24	15,790	15,861
5,12	Enterprise Fleet Financing LLC Series 2018-3	3.550%	5/20/24	11,620	11,838
5,6,15	Fannie Mae Connecticut Avenue Securities 2016-C04, 1M USD LIBOR + 1.450%	3.960%	1/25/29	2,431	2,441
5,6,15	Fannie Mae Connecticut Avenue Securities 2016-C05, 1M USD LIBOR + 1.350%	3.860%	1/25/29	488	488
5,6	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	19,236	18,870
5,13	First Horizon Mortgage Pass-Through Trust 2006-AR3	3.770%	11/25/36	4,701	4,257
13	First Horizon Mortgage Pass-Through Trust 2006-AR4	4.709%	1/25/37	9,715	8,696
5,15	First National Master Note Trust 2017-2, 1M USD LIBOR + 0.440%	2.949%	10/16/23	17,910	17,877
5,12	Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	4,481	4,477
5,12	Flagship Credit Auto Trust 2018-1	3.410%	5/15/23	13,287	13,318
5	Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	29,900	29,719
5	Ford Credit Auto Lease Trust 2017-B	2.170%	2/15/21	8,640	8,565
5	Ford Credit Auto Lease Trust 2018-A	3.050%	8/15/21	6,530	6,538
5	Ford Credit Auto Lease Trust 2018-A	3.170%	9/15/21	11,780	11,795
5	Ford Credit Auto Lease Trust 2018-B	3.190%	12/15/21	39,260	39,351
5	Ford Credit Auto Lease Trust 2018-B	3.300%	2/15/22	13,860	13,964
5,12	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	20,498	20,493

6

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,12	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	9,831	9,819
5,12	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	29,520	29,372
5,12	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	7,475	7,450
5	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	12,035	12,005
5	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	5,380	5,371
5,12	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	61,000	60,381
5	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	7,040	6,969
5,12	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	20,800	20,497
5,12	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	74,340	72,663
5,12	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	21,295	20,988
5,12	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	40,385	39,327
5,12	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	6,826	6,664
5,12	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	13,976	13,670
5,12	Ford Credit Auto Owner Trust 2018-1	3.190%	7/15/31	101,570	99,683
5,12	Ford Credit Auto Owner Trust 2018-2	3.470%	1/15/30	27,020	27,199
5,12	Ford Credit Auto Owner Trust 2018-2	3.610%	1/15/30	16,295	16,377
5,12	Ford Credit Auto Owner Trust 2018-2	3.760%	1/15/30	7,305	7,342
5	Ford Credit Auto Owner Trust 2018-A	3.030%	11/15/22	37,580	37,659
5	Ford Credit Auto Owner Trust 2018-B	3.380%	3/15/24	12,840	13,072
5,12	Ford Credit Auto Owner Trust 2018-REV1	3.340%	7/15/31	32,080	31,725
5,12	Ford Credit Auto Owner Trust FORDR_19-1	3.520%	7/15/30	20,530	20,628
5	Ford Credit Floorplan Master Owner Trust A Series 2014-2	2.310%	2/15/21	4,473	4,472
5	Ford Credit Floorplan Master Owner Trust A Series 2015-5	2.390%	8/15/22	23,545	23,270
5	Ford Credit Floorplan Master Owner Trust A Series 2017-2	2.160%	9/15/22	60,820	59,933
5	Ford Credit Floorplan Master Owner Trust A Series 2018-1	2.950%	5/15/23	83,210	83,090
5	Ford Credit Floorplan Master Owner Trust A Series 2018-3 A1	3.520%	10/15/23	52,330	52,886
5,6,15	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA2, 1M USD LIBOR + 2.200%	4.710%	10/25/28	1,015	1,021
5,6,15	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3, 1M USD LIBOR + 2.000%	4.510%	12/25/28	4,389	4,425
5,6,12	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI1	3.744%	2/25/48	12,128	12,024
5,6,12	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI2	3.819%	5/25/48	8,625	8,644
5,6,12	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI3	4.167%	8/25/48	5,784	5,779
5,6,12	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI4	4.461%	11/25/48	9,554	9,550
5,12	FRS I LLC 2013-1A	1.800%	4/15/43	307	306
5,12	FRS I LLC 2013-1A	3.080%	4/15/43	27,872	27,836
5	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	6,500	6,495
5	GM Financial Automobile Leasing Trust 2017-3	2.010%	11/20/20	15,000	14,911
5	GM Financial Automobile Leasing Trust 2017-3	2.120%	9/20/21	4,660	4,620
5	GM Financial Automobile Leasing Trust 2017-3	2.400%	9/20/21	8,440	8,372
5	GM Financial Automobile Leasing Trust 2017-3	2.730%	9/20/21	5,140	5,100
5	GM Financial Automobile Leasing Trust 2018-2	3.060%	6/21/21	25,400	25,431
5	GM Financial Automobile Leasing Trust 2018-3	3.180%	6/21/21	28,180	28,212
5	GM Financial Automobile Leasing Trust 2018-3	3.300%	7/20/22	5,540	5,561
5,12	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	8,590	8,452
5,12	GM Financial Consumer Automobile 2017-3	2.330%	3/16/23	2,650	2,611
5	GM Financial Consumer Automobile 2018-3	3.160%	1/16/24	7,250	7,360
5	GM Financial Consumer Automobile 2018-4	3.320%	6/17/24	6,690	6,771
5	GM Financial Consumer Automobile 2019-1	3.110%	7/16/24	8,770	8,781
5,13	GMACM Mortgage Loan Trust 2005-AR6	4.230%	11/19/35	1,907	1,825
5,12	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	12,009	11,986
5,12	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	8,830	8,814
5,12	GMF Floorplan Owner Revolving Trust 2017-2	2.130%	7/15/22	54,900	54,194
5,12	GMF Floorplan Owner Revolving Trust 2017-2	2.440%	7/15/22	17,100	16,915
5,12	GMF Floorplan Owner Revolving Trust 2017-2	2.630%	7/15/22	9,380	9,294

7

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,12	GMF Floorplan Owner Revolving Trust 2018-2	3.130%	3/15/23	53,560	53,707
5,12	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	53,490	52,788
5,12	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	76,602	75,990
5,12	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	153,710	152,821
5,12	Golden Credit Card Trust 2018-4A	3.440%	10/15/25	87,460	88,925
5,12,14	Gosforth Funding 2018-1A plc, 3M USD LIBOR + 0.450%	3.139%	8/25/60	12,734	12,663
5,12	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	20,500	20,595
5,12	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.600%	6/15/21	7,910	7,860
5,12	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	5,140	5,112
5,12	GS Mortgage Securities Corporation Trust 2012-ALOHA	3.551%	4/10/34	32,716	33,091
5,12	GS Mortgage Securities Trust 2010-C2	5.181%	12/10/43	3,530	3,617
5,12	GS Mortgage Securities Trust 2011-GC3	5.637%	3/10/44	2,280	2,353
5,12	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	36,047	35,835
5,12	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,040
5	GS Mortgage Securities Trust 2012-GCJ7	5.703%	5/10/45	7,150	7,376
5	GS Mortgage Securities Trust 2013-GC13	4.049%	7/10/46	22,934	23,940
5,12	GS Mortgage Securities Trust 2013-GC13	4.082%	7/10/46	5,650	5,578
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	13,060	13,049
5	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	8,250	8,261
5	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	7,517	7,626
5	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	22,020	22,777
5	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	49,405	51,661
5	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	41,343	42,690
5	GS Mortgage Securities Trust 2014-GC20	4.258%	4/10/47	1,410	1,454
5	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	44,760	46,258
5	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	13,246	13,536
5	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	10,665	10,902
5	GS Mortgage Securities Trust 2014-GC24	4.529%	9/10/47	17,556	17,357
5	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	19,370	19,389
5	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	47,290	48,128
5	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	39,290	38,976
5	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	35,655	35,857
5	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	12,225	12,264
5	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	4,636	4,757
5	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	26,732	26,909
5	GS Mortgage Securities Trust 2015-GC34	4.653%	10/10/48	12,080	12,122
5	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	10,520	10,078
5	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	18,110	18,841
5	GS Mortgage Securities Trust 2018-GS9	3.992%	3/10/51	4,990	5,150
12	GTP Acquisition Partners I LLC	2.350%	6/15/20	1,540	1,519
12	GTP Acquisition Partners I LLC	3.482%	6/16/25	26,340	26,098
5,12	Hardee’s Funding HNGRY_18-1A	4.959%	6/20/48	2,000	2,015
5,12	Harley Marine Financing LLC Barge 2018-1	5.682%	5/15/43	18,463	12,182
5,12	Hertz Fleet Lease Funding LP 2018-1	3.230%	5/10/32	37,080	37,068
5,12	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	6,785	6,713
5,12	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	14,756	14,626
5,12	Hertz Vehicle Financing II LP 2016-3A	2.270%	7/25/20	5,330	5,305
5,12	Hertz Vehicle Financing II LP 2018-1A	3.290%	2/25/24	9,235	9,082
5,12	Hertz Vehicle Financing II LP 2018-1A	3.600%	2/25/24	24,170	23,900
5,12	Hertz Vehicle Financing II LP 2018-1A	4.390%	2/25/24	3,670	3,639
5,12	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	5,306	5,233
5,12	Hertz Vehicle Financing LLC 2017-2A	4.200%	10/25/23	16,590	16,647
5,12	Hilton USA Trust 2016-HHV	3.719%	11/5/38	3,950	3,950
5,12,14	Holmes Master Issuer plc 2018-1, 3M USD LIBOR + 0.360%	3.147%	10/15/54	33,040	32,913
5,12,14	Holmes Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	3.207%	10/15/54	18,320	18,234
5	Honda Auto Receivables Owner Trust (HAROT) 2017-4	2.050%	11/22/21	43,040	42,661
5	Honda Auto Receivables Owner Trust (HAROT) 2017-4	2.210%	3/21/24	6,410	6,316
5	Honda Auto Receivables Owner Trust (HAROT) 2018-2	3.010%	5/18/22	14,140	14,158

8

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Honda Auto Receivables Owner Trust (HAROT) 2018-3	2.950%	8/22/22	14,910	14,938
5	Honda Auto Receivables Owner Trust (HAROT) 2018-3	3.070%	11/21/24	5,460	5,503
5	Honda Auto Receivables Owner Trust (HAROT) 2018-4	3.300%	7/15/25	7,720	7,819
5,12	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	40,670	39,855
5,12	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	14,750	14,800
5,12	Hyundai Auto Lease Securitization Trust 2017-C	2.120%	2/16/21	36,130	35,909
5,12	Hyundai Auto Lease Securitization Trust 2017-C	2.210%	9/15/21	7,090	7,034
5,12	Hyundai Auto Lease Securitization Trust 2017-C	2.460%	7/15/22	6,480	6,428
5,12	Hyundai Auto Lease Securitization Trust 2018-A	2.810%	4/15/21	47,455	47,358
5,12	Hyundai Auto Lease Securitization Trust 2018-A	2.890%	3/15/22	15,010	14,969
5,12	Hyundai Auto Lease Securitization Trust 2018-B	3.200%	6/15/22	3,870	3,882
5	Hyundai Auto Receivables Trust 2015-C	2.150%	11/15/21	3,510	3,490
5	Hyundai Auto Receivables Trust 2015-C	2.550%	11/15/21	8,360	8,334
5,12,15	Invitation Homes 2017-SFR2 Trust, 1M USD LIBOR + 0.850%	3.358%	12/17/36	28,582	28,273
5,12,15	Invitation Homes 2017-SFR2 Trust, 1M USD LIBOR + 1.150%	3.657%	12/17/36	9,957	9,883
5,12,15	Invitation Homes 2018-SFR1 Trust, 1M USD LIBOR + 0.700%	3.207%	3/17/37	40,781	39,993
5,12,15	Invitation Homes 2018-SFR1 Trust, 1M USD LIBOR + 0.950%	3.458%	3/17/37	9,890	9,705
5,12	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	14,791	14,815
5	John Deere Owner Trust 2018-B	3.230%	6/16/25	10,350	10,450
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2009-IWST	5.633%	12/5/27	6,185	6,317
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C1	4.608%	6/15/43	1,256	1,278
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	4.070%	11/15/43	2,891	2,926
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	5.599%	11/15/43	6,225	6,337
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	5.599%	11/15/43	7,100	7,144
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3	4.717%	2/15/46	24,424	25,062
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5	5.373%	8/15/46	4,100	4,288
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	2,778	2,840
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6	3.507%	5/15/45	14,278	14,426
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%	10/15/45	10,986	10,871
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	3.424%	10/15/45	4,030	4,031
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	27,000	27,714
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	5,647	5,641
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	40,130	39,716
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	3.991%	1/15/46	15,150	15,562
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	3.991%	1/15/46	9,350	9,337
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.674%	12/15/46	8,878	8,989
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.881%	12/15/46	2,330	2,404
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	14,880	15,502
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.517%	12/15/46	14,600	15,239

9

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.963%	12/15/46	21,150	22,297
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	5.028%	12/15/46	9,770	10,143
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	28,354	28,106
5	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20	3.461%	7/15/47	31,250	31,530
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	17,595	16,933
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	14,370	14,545
5	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	12,517	12,519
5	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.664%	7/15/45	17,866	18,160
5	JPMBB Commercial Mortgage Securities Trust 2013-C12	4.034%	7/15/45	7,520	7,704
5	JPMBB Commercial Mortgage Securities Trust 2013-C14	3.761%	8/15/46	15,653	15,882
5	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	13,870	14,398
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	3.659%	11/15/45	3,727	3,773
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.131%	11/15/45	27,200	28,197
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.927%	11/15/45	17,820	18,687
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	5.199%	11/15/45	13,495	14,100
5	JPMBB Commercial Mortgage Securities Trust 2013-C17	4.199%	1/15/47	22,860	23,859
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.079%	2/15/47	36,630	38,067
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.439%	2/15/47	12,950	13,453
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.818%	2/15/47	13,200	13,764
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.818%	2/15/47	5,850	5,980
5	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	10,310	10,501
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.231%	1/15/48	29,560	29,556
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.494%	1/15/48	48,480	48,955
5	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.179%	2/15/48	16,945	16,801
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.551%	7/15/48	23,680	23,703
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	51,660	52,944
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	4.226%	7/15/48	15,901	16,290
5	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	21,082	21,597
5	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.598%	11/15/48	12,061	12,214
5	JPMBB Commercial Mortgage Securities Trust 2015-C33	3.770%	12/15/48	22,187	22,685
5	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	33,410	33,942
5	JPMCC Commercial Mortgage Securities Trust 2017-JP7	3.454%	9/15/50	10,675	10,621

10

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.409%	10/15/50	10,453	10,362
5	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	8,500	8,894
5,12,14	Lanark Master Issuer plc 2018-1A, 3M USD LIBOR + 0.420%	3.097%	12/22/69	24,969	24,980
5,12,15	Lanark Master Issuer plc 2018-2A, 1M USD LIBOR + 0.420%	3.073%	12/22/69	12,718	12,726
5,12	Laurel Road Prime Student Loan Trust 2018-B	3.540%	5/26/43	30,280	30,563
5,12	LCCM 2014-909 Mortgage Trust	3.388%	5/15/31	18,640	18,712
5,12	Madison Avenue Trust 2013-650M	3.843%	10/12/32	12,460	12,594
5,12,15	Master Credit Card Trust II Series 2018-1A, 1M USD LIBOR + 0.490%	2.996%	7/21/24	58,850	58,699
5	MASTR Adjustable Rate Mortgages Trust 2004-3	4.210%	4/25/34	466	465
5	Mercedes-Benz Auto Lease Trust 2018-A	2.200%	4/15/20	23,319	23,279
5	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	76,170	75,894
5	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	7,580	7,535
5	Mercedes-Benz Auto Lease Trust MBALT_19-A	3.250%	10/15/24	3,170	3,180
5	Mercedes-Benz Auto Receivables Trust 2018-1	3.150%	10/15/24	10,430	10,565
5	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A2	4.373%	2/25/33	929	926
5	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A4	4.428%	7/25/33	447	453
5,12	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	33,860	33,579
5,12	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	6,560	6,632
5,12	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	3,580	3,590
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%	8/15/45	21,548	21,512
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.792%	8/15/45	2,000	2,024
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	2.858%	11/15/45	5,059	5,001
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.082%	7/15/46	28,493	29,528
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.082%	7/15/46	3,372	3,321
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.085%	8/15/46	1,848	1,837
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.960%	8/15/46	8,445	8,657
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.137%	8/15/46	24,216	25,153
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	3.824%	10/15/46	7,202	7,322
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	3,830	3,994
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13	4.039%	11/15/46	8,300	8,593
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	2.918%	2/15/46	6,400	6,328
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	3.214%	2/15/46	2,940	2,908
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.102%	5/15/46	27,425	27,292
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%	2/15/47	16,600	17,206
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.384%	2/15/47	17,500	18,279
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%	4/15/47	38,499	39,485
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	4.051%	4/15/47	22,710	23,502
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	4.911%	4/15/47	1,895	1,968

11

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%	6/15/47	38,845	40,059
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.094%	6/15/47	9,540	9,756
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.321%	6/15/47	22,920	23,531
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.754%	6/15/47	12,300	12,383
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	3.741%	8/15/47	32,178	32,974
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	4.011%	8/15/47	7,460	7,603
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	13,400	13,816
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%	12/15/47	17,350	17,426
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	23,220	23,473
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%	2/15/48	21,800	21,712
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	37,941	37,804
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.451%	7/15/50	4,230	4,235
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.719%	7/15/50	11,828	12,077
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.479%	5/15/48	20,280	20,377
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.732%	5/15/48	28,104	28,657
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	7,814	7,925
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.325%	5/15/49	27,615	27,401
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	4.751%	5/15/49	2,210	2,240
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	55,277	55,883
5	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	19,660	19,641
5	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	16,052	16,044
5	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,500	2,516
5,12	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	17,287	17,346
5,12	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	27,955	28,606
5,12	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	24,440	24,538
5,12	Morgan Stanley Capital I Trust 2015-420	3.727%	10/12/50	28,871	29,167
5	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	40,034	40,884
5	Morgan Stanley Capital I Trust 2015-UBS8	4.588%	12/15/48	11,440	11,589
5	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	7,437	7,089
5	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	11,485	11,602
5	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	5,420	5,445
5	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	6,765	6,770
5	Morgan Stanley Capital I Trust 2018-H4	4.247%	12/15/51	4,440	4,652
5	Morgan Stanley Mortgage Loan Trust 2006-8AR	4.310%	6/25/36	4,476	4,564
5,12,15	Motor plc 2017 1A, 1M USD LIBOR + 0.530%	3.040%	9/25/24	38,123	37,989
5,12	MSBAM Commercial Mortgage Securities Trust 2012-CKSV	3.277%	10/15/30	37,985	37,245
5,12,15	Navient Student Loan Trust 2016-3, 1M USD LIBOR + 0.850%	3.360%	6/25/65	6,452	6,478
5,12,15	Navient Student Loan Trust 2016-6A, 1M USD LIBOR + 0.750%	3.260%	3/25/66	30,520	30,668
5,12	Navient Student Loan Trust 2017-A	2.880%	12/16/58	17,580	17,173
5,12,15	Navient Student Loan Trust 2017-A, 1M USD LIBOR + 0.400%	2.909%	12/16/58	7,430	7,436

12

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,12,15	Navient Student Loan Trust 2018-1, 1M USD LIBOR + 0.190%	2.700%	3/25/67	10,010	10,001
5,12	Navient Student Loan Trust 2018-BA	3.430%	12/15/59	96,281	96,522
5,12	Navient Student Loan Trust 2018-BA	3.610%	12/15/59	13,300	13,464
5,12	Navient Student Loan Trust 2018-BA	4.000%	12/15/59	63,650	65,626
5,12	Navient Student Loan Trust 2018-CA	3.010%	6/16/42	10,344	10,319
5,12	Navient Student Loan Trust 2018-CA	3.520%	6/16/42	54,450	54,564
5,12	Navient Student Loan Trust 2018-DA	4.000%	12/15/59	38,720	39,695
15	New Mexico Educational Assistance Foundation 2013-1, 1M USD LIBOR + 0.700%	3.220%	1/2/25	13,040	12,906
5,12	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	15,220	15,214
5	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	24,750	24,598
5	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	8,520	8,443
5	Nissan Auto Lease Trust 2018-B	3.350%	9/15/23	11,020	11,116
5	Nissan Auto Receivables 2017-C Owner Trust	2.120%	4/18/22	39,090	38,738
5	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	22,040	21,644
5	Nissan Auto Receivables 2018-B Owner Trust	3.160%	12/16/24	10,430	10,514
5,15	Nissan Master Owner Trust Receivables Series 2017-C, 1M USD LIBOR + 0.320%	2.829%	10/17/22	57,490	57,449
5,12	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	10,065	10,229
5,12	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	8,360	8,249
5,12,15	Pepper Residential Securities Trust 2017A-A1UA, 1M USD LIBOR + 1.100%	3.616%	3/10/58	6,489	6,495
5,12,15	Pepper Residential Securities Trust 2018A-A1UA, 1M USD LIBOR + 0.950%	3.464%	3/12/47	1,349	1,349
5,12,15	Pepper Residential Securities Trust 2020A-A1U1, 1M USD LIBOR + 0.500%	3.010%	3/16/19	22,020	22,003
5,12,15	Pepper Residential Securities Trust 2021-A1U, 1M USD LIBOR + 0.880%	3.390%	1/16/60	32,623	32,535
5,12,15	Pepper Residential Securities Trust 2022-A1U, 1M USD LIBOR + 1.000%	3.638%	6/20/60	19,830	19,782
5,12,14	Permanent Master Issuer plc 2018-1A, 3M USD LIBOR + 0.380%	3.167%	7/15/58	12,200	12,201
5,12	PFS Financing Corp 2017-B	2.220%	7/15/22	20,500	20,245
5,12,15	PFS Financing Corp. 2017-C, 1M USD LIBOR + 0.470%	2.979%	10/15/21	32,830	32,821
5,12	PFS Financing Corp. 2017-D	2.400%	10/17/22	34,130	33,690
5,12	PFS Financing Corp. 2018-D	3.190%	4/17/23	12,740	12,759
5,12,15	PHEAA Student Loan Trust 2016-2A, 1M USD LIBOR + 0.950%	3.460%	11/25/65	26,827	26,961
5,12	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	7,195	7,099
5,12	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	25,004	24,768
5,12	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	9,310	9,281
5,12	Progress Residential 2017-SFR2 Trust	2.897%	12/17/34	15,540	15,136
5,12	Progress Residential 2017-SFR2 Trust	3.196%	12/17/34	4,030	3,937
5,12	Progress Residential 2018-SFR1 Trust	3.255%	3/17/35	17,818	17,571
5,12	Progress Residential 2018-SFR1 Trust	3.484%	3/17/35	2,220	2,190
5,12	Progress Residential 2018-SFR3 Trust	3.880%	10/17/35	23,350	23,490
5	Public Service New Hampshire Funding LLC 2018-1	3.094%	2/1/26	7,990	8,055
5,12,14	Resimac Premier Series 2014-1A, 3M USD LIBOR + 0.700%	3.476%	12/12/45	6,186	6,146
5,12,13,15	Resimac Premier Series 2016-1A, 1M USD LIBOR + 1.390%	3.905%	10/10/47	37,647	37,730
5,12,15	Resimac Premier Series 2018-1A, 1M USD LIBOR + 0.800%	3.315%	11/10/49	29,299	29,238
5,12,15	Resimac Premier Series 2018-1NCA, 1M USD LIBOR + 0.850%	3.363%	12/16/59	41,358	41,203
5,12,15	Resimac Premier Series 2018-2, 1M USD LIBOR + 0.850%	3.365%	4/10/50	5,156	5,142
5,13	RFMSI Series 2006-SA2 Trust	4.912%	8/25/36	11,911	10,280
5,13	RFMSI Series 2006-SA3 Trust	5.246%	9/25/36	4,088	3,689
5	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	14,985	15,016
5	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	350	350

13

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	4,600	4,592
5	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	4,120	4,120
5	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	33,200	33,012
5	Santander Drive Auto Receivables Trust 2017-3	1.870%	6/15/21	7,190	7,176
5	Santander Drive Auto Receivables Trust 2017-3	2.760%	12/15/22	5,760	5,737
5	Santander Drive Auto Receivables Trust 2018-1	2.100%	11/16/20	15,035	15,023
5	Santander Drive Auto Receivables Trust 2018-1	2.320%	8/16/21	17,650	17,612
5	Santander Drive Auto Receivables Trust 2018-1	2.630%	7/15/22	40,300	40,094
5	Santander Drive Auto Receivables Trust 2018-1	2.960%	3/15/24	35,160	34,935
5	Santander Drive Auto Receivables Trust 2018-1	3.320%	3/15/24	15,340	15,272
5	Santander Drive Auto Receivables Trust 2018-3	3.290%	10/17/22	24,700	24,682
5	Santander Drive Auto Receivables Trust 2018-3	4.070%	8/15/24	40,900	41,475
5	Santander Drive Auto Receivables Trust 2018-4	3.980%	12/15/25	21,750	21,840
5	Santander Drive Auto Receivables Trust 2018-5	4.190%	12/16/24	35,530	35,915
5,12	Santander Retail Auto Lease Trust 2017-A	2.370%	1/20/22	7,110	7,035
5,12	Santander Retail Auto Lease Trust 2017-A	2.680%	1/20/22	5,660	5,604
5,12	Santander Retail Auto Lease Trust 2018-A	2.930%	5/20/21	31,400	31,334
5,12	Santander Retail Auto Lease Trust 2018-A	3.060%	4/20/22	11,010	10,999
5,12	Santander Retail Auto Lease Trust 2018-A	3.200%	4/20/22	9,390	9,385
5,12	Santander Retail Auto Lease Trust 2018-A	3.490%	5/20/22	21,865	21,884
12	SBA Tower Trust	3.156%	10/8/20	10,760	10,688
5,12	Securitized Term Auto Receivables Trust 2016-1A	1.524%	3/25/20	2,694	2,690
5,12	Securitized Term Auto Receivables Trust 2016-1A	1.794%	2/25/21	12,930	12,837
5,12	Securitized Term Auto Receivables Trust 2017-2A	2.289%	3/25/22	10,240	10,167
5,12	Securitized Term Auto Receivables Trust 2018-1A	3.298%	11/25/22	5,360	5,410
5,12	Securitized Term Auto Receivables Trust 2018-2A	3.544%	6/26/23	6,450	6,530
5,12	SLM Private Education Loan Trust 2011-B	3.740%	2/15/29	8,904	8,915
5,12	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	5,743	5,784
5,12	SLM Private Education Loan Trust 2013-A	2.500%	3/15/47	8,000	7,976
5,12,15	SLM Private Education Loan Trust 2013-A, 1M USD LIBOR + 1.050%	3.559%	5/17/27	2,128	2,129
5,12	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	4,670	4,646
5,12	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	14,700	14,538
5,12	SLM Private Education Loan Trust 2013-C	3.500%	6/15/44	5,860	5,862
5,12	SLM Private Education Loan Trust 2014-A	2.590%	1/15/26	993	991
5,12	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	4,100	4,121
5	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	4,780	4,687
5,12	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	10,630	10,502
5,12,15	SMB Private Education Loan Trust 2016-B, 1M USD LIBOR + 1.450%	3.959%	2/17/32	9,832	10,038
5,12,15	SMB Private Education Loan Trust 2016-C, 1M USD LIBOR + 1.100%	3.609%	9/15/34	12,063	12,148
5,12,15	SMB Private Education Loan Trust 2017-A, 1M USD LIBOR + 0.900%	3.409%	9/15/34	15,573	15,576
5,12	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	19,780	19,442
5,12	SMB Private Education Loan Trust 2018-A	3.500%	2/15/36	51,170	51,296
5,12	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	21,900	22,198
5,12	SMB Private Education Loan Trust 2018-C	3.630%	11/15/35	24,940	25,166
5,12	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	7,946	7,868
5,12	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	7,912	7,767
5,12	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	6,320	6,183
5,12,15	SoFi Professional Loan Program 2016-D LLC, 1M USD LIBOR + 0.950%	3.460%	1/25/39	2,755	2,774
5,12	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	2,112	2,067
5,12	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	14,150	13,998
5,12,15	SoFi Professional Loan Program 2017-C LLC, 1M USD LIBOR + 0.600%	3.110%	7/25/40	1,609	1,611
5,12	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	7,540	7,410
5,12	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	22,794	22,547
5,12	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	9,940	9,741
5,12	SoFi Professional Loan Program 2017-F LLC	2.050%	1/25/41	19,827	19,675
5,12	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	12,320	12,060
5,12	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	26,077	25,839
5,12	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	15,490	15,338

14

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,12	SoFi Professional Loan Program 2018-B LLC	3.340%	8/25/47	27,178	27,103
5,12	SoFi Professional Loan Program 2018-C LLC	3.590%	1/25/48	43,570	43,916
5,12	SoFi Professional Loan Program 2018-D LLC	3.600%	2/25/48	41,350	41,813
12	Stadshypotek AB	2.500%	4/5/22	16,320	16,116
5	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	34,590	34,933
5	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	8,025	7,967
5	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	34,390	34,045
5	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	48,153	48,124
5	Synchrony Credit Card Master Note Trust 2016-2	2.950%	5/15/24	10,715	10,632
5	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	16,935	16,798
5	Synchrony Credit Card Master Note Trust 2016-3	1.910%	9/15/22	29,333	29,144
5	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	31,940	31,420
5	Synchrony Credit Card Master Note Trust 2017-2	2.820%	10/15/25	9,688	9,541
5	Synchrony Credit Card Master Note Trust 2017-2	3.010%	10/15/25	13,000	12,806
5,12	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	8,426	8,512
5,12	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	12,071	12,440
5,12	Taco Bell Funding LLC 2018-1	4.940%	11/25/48	10,470	10,701
5,12	Tesla Auto Lease Trust 2018-A	2.320%	12/20/19	20,520	20,445
5,12	Tesla Auto Lease Trust 2018-A	2.750%	2/20/20	1,480	1,476
5,12	Tesla Auto Lease Trust 2018-A	2.970%	4/20/20	1,180	1,177
5,12	Tesla Auto Lease Trust 2018-A	3.300%	5/20/20	1,330	1,327
5,12	Tesla Auto Lease Trust 2018-B	3.710%	8/20/21	110,759	111,493
5,12	Tesla Auto Lease Trust 2018-B	4.120%	10/20/21	10,750	10,810
5,12	Tesla Auto Lease Trust 2018-B	4.360%	10/20/21	6,850	6,891
5,12	Tidewater Auto Receivables Trust 2018-AA	3.120%	7/15/22	16,588	16,591
5,12	Tidewater Auto Receivables Trust 2018-AA	3.450%	11/15/24	4,346	4,345
5,12	Tidewater Auto Receivables Trust 2018-AA	3.840%	11/15/24	4,873	4,897
5,12	Tidewater Auto Receivables Trust 2018-AA	4.300%	11/15/24	1,449	1,468
5,12	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	24,260	24,727
12	Toronto-Dominion Bank	2.250%	3/15/21	2,210	2,183
5	Toyota Auto Receivables 2017-D Owner Trust	2.120%	2/15/23	2,790	2,738
5	Toyota Auto Receivables 2018-A Owner Trust	2.350%	5/16/22	110,490	109,626
5	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	7,287	7,216
5	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	13,640	13,778
5	Toyota Auto Receivables 2018-C Owner Trust	3.020%	12/15/22	23,380	23,409
5	Toyota Auto Receivables 2018-C Owner Trust	3.130%	2/15/24	10,160	10,255
5,12	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	47,250	46,712
5,12	Trafigura Securitisation Finance plc 2018-1A	3.730%	3/15/22	48,390	48,158
5,12	Trillium Credit Card Trust II	3.038%	1/26/24	41,150	41,150
5,12	Trinity Rail Leasing LP TRL_18-1	4.620%	6/17/48	21,060	21,684
5,12	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	3,228	3,196
5,12	Triton Container Finance LLC 2018-A2	4.190%	6/22/43	30,790	31,060
5	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,250	1,271
5	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	13,995	13,999
5,12	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	25,038	25,219
5	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	9,054	8,967
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	7,560	7,591
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	2,304	2,317
5,12	Vantage Data Centers Issuer LLC 2018-1A	4.072%	2/16/43	15,571	15,631
5,12	Verizon Owner Trust 2016-2A	1.680%	5/20/21	32,592	32,441
5,12	Verizon Owner Trust 2017-2A	1.920%	12/20/21	40,800	40,453
5,12	Verizon Owner Trust 2017-3	2.060%	4/20/22	30,000	29,713
5,12	Verizon Owner Trust 2017-3	2.380%	4/20/22	17,380	17,158
5,12	Verizon Owner Trust 2017-3	2.530%	4/20/22	18,650	18,384
5,12	Verizon Owner Trust 2018-1	2.820%	9/20/22	65,060	64,916
5,12	Verizon Owner Trust 2018-1	3.050%	9/20/22	23,660	23,647
5	Verizon Owner Trust 2018-A	3.230%	4/20/23	13,320	13,392
5,12	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	13,561	13,476
5,12	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	11,130	11,246
5,12	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	3,270	3,306
5,12	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	2,450	2,467
5	Volkswagen Auto Loan Enhanced Trust 2018-1	3.020%	11/21/22	15,280	15,315
5	Volkswagen Auto Loan Enhanced Trust 2018-1	3.150%	7/22/24	6,970	7,021
5	Volkswagen Auto Loan Enhanced Trust 2018-2	3.330%	2/20/25	8,910	9,050

15

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,12,15	Volvo Financial Equipment Master Owner Trust 2017-A, 1M USD LIBOR + 0.500%	3.009%	11/15/22	9,810	9,830
5	WaMu Mortgage Pass-Through Certificates Series 2002-AR18 Trust	4.726%	1/25/33	106	106
5	WaMu Mortgage Pass-Through Certificates Series 2003-AR7 Trust	4.152%	8/25/33	524	528
5	WaMu Mortgage Pass-Through Certificates Series 2003-AR9 Trust	4.332%	9/25/33	820	835
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	29,617	29,408
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,650	1,658
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	7,445	7,606
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	35,262	36,727
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.286%	7/15/46	4,906	5,060
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	43,100	44,187
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	7,100	7,222
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	12,250	12,444
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	6,830	6,822
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	29,862	29,984
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	26,570	26,310
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	36,262	36,102
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	49,460	49,731
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	54,193	54,991
5	Wells Fargo Commercial Mortgage Trust 2015-C29	4.224%	6/15/48	12,420	12,267
5	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	22,214	22,323
5	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	20,610	20,936
5	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	17,222	17,566
5	Wells Fargo Commercial Mortgage Trust 2015-C30	4.497%	9/15/58	11,490	11,557
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	21,646	22,211
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	8,550	8,658
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.543%	9/15/58	14,300	14,383
5	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	33,065	33,688
5	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	34,455	34,733
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	9,590	9,591
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	11,500	11,722
5	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	15,680	15,545
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	5,750	5,537
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	65,280	64,687
5	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	45,250	45,325
5	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	39,807	39,479
5	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	17,855	17,874
5	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	6,900	6,933
5	Wells Fargo Commercial Mortgage Trust 2018-C43	4.012%	3/15/51	55,010	56,785
5	Wells Fargo Commercial Mortgage Trust 2018-C43	4.514%	3/15/51	5,973	5,969
5	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	28,060	29,266
5	Wells Fargo Commercial Mortgage Trust 2018-C47	4.365%	9/15/61	22,110	23,393
5	Wells Fargo Commercial Mortgage Trust 2018-C47	4.442%	9/15/61	32,480	34,616
5	Wells Fargo Commercial Mortgage Trust 2018-C48	4.245%	1/15/52	6,553	6,896
5,13	Wells Fargo Mortgage Backed Securities 2006-AR14 Trust	4.753%	10/25/36	6,473	6,193
5,12	Wendys Funding LLC 2015-1A	4.080%	6/15/45	5,938	5,960
5,12	Wendys Funding LLC 2015-1A	4.497%	6/15/45	6,279	6,364
5,12	Wendys Funding LLC 2018-1	3.573%	3/15/48	6,425	6,245
5,12	Wendys Funding LLC 2018-1	3.884%	3/15/48	9,662	9,470
12	Westpac Banking Corp.	2.100%	2/25/21	2,395	2,361
5,12	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	35,485	36,068
5,12	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	11,719	11,990
5	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	10,955	10,836
5	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	11,800	11,894
5	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	5,056	5,151
5	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	4,491	4,473
5	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	24,344	24,115
5	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,860	2,843
5	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,230	2,222
5	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	20,986	21,264

16

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	14,980	15,580
5	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	14,650	15,412
5	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	3,391	3,424
5	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	9,770	10,123
5	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	6,616	6,710
5	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	27,830	28,965
5	WFRBS Commercial Mortgage Trust 2013-C18	4.699%	12/15/46	5,775	6,102
5	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	30,300	31,130
5	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	23,553	24,512
5	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	40,481	41,852
5	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	11,110	11,328
5	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	4,500	4,374
5	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	1,665	1,678
5	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	45,230	46,067
5	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	7,130	7,120
5	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	12,290	12,143
5	WFRBS Commercial Mortgage Trust 2014-C23	3.650%	10/15/57	13,000	13,210
5	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	10,655	11,002
5	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	24,615	25,008
5	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	2,690	2,753
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	46,983	48,733
5	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	12,189	12,058
5	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	16,040	16,031
5	World Omni Auto Receivables Trust 2018-A	2.890%	4/15/25	8,670	8,666
5	World Omni Auto Receivables Trust 2018-D	3.440%	12/16/24	3,660	3,731
5	World Omni Auto Receivables Trust WOART_19-A	3.220%	6/16/25	6,060	6,090
5	World Omni Automobile Lease Securitization Trust 2018-A	2.830%	7/15/21	41,890	41,860
5	World Omni Automobile Lease Securitization Trust 2018-A	2.940%	5/15/23	12,590	12,586
5	World Omni Automobile Lease Securitization Trust 2018-B	3.190%	12/15/21	16,570	16,603
5	World Omni Automobile Lease Securitization Trust 2018-B	3.300%	3/15/24	3,450	3,475
5,12	World Omni Select Auto Trust A Series 2018-1 A3	3.460%	3/15/23	11,640	11,737
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $14,300,179)					14,253,846
Corporate Bonds (50.2%)
Finance (26.2%)
	Banking (22.6%)
12	ABN AMRO Bank NV	3.400%	8/27/21	58,200	58,469
	American Express Co.	2.200%	10/30/20	158,870	156,941
	American Express Co.	3.700%	11/5/21	79,550	80,799
	American Express Co.	3.700%	8/3/23	137,910	139,642
	American Express Credit Corp.	2.200%	3/3/20	44,955	44,673
	American Express Credit Corp.	2.250%	5/5/21	10,413	10,262
12	ANZ New Zealand International Ltd.	2.200%	7/17/20	29,275	28,871
12	ASB Bank Ltd.	3.750%	6/14/23	39,160	39,462
12	Australia & New Zealand Banking Group Ltd.	2.250%	12/19/19	124,445	123,901
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	22,965	22,468
12	Banco Santander	2.500%	12/15/20	82,290	80,758
	Bank of America Corp.	2.625%	10/19/20	43,700	43,414
	Bank of America Corp.	2.625%	4/19/21	23,315	23,116
5	Bank of America Corp.	2.369%	7/21/21	170,765	169,097
5	Bank of America Corp.	2.328%	10/1/21	146,370	144,308
5	Bank of America Corp.	3.124%	1/20/23	44,075	43,808
	Bank of America Corp.	3.004%	12/20/23	102,823	101,300
	Bank of America Corp.	4.125%	1/22/24	7,295	7,548
5	Bank of America Corp.	3.550%	3/5/24	112,890	113,485
§	Bank of Montreal	3.300%	2/5/24	89,350	89,166
	Bank of New York Mellon Corp.	3.450%	8/11/23	36,240	36,740
	Bank of Nova Scotia	2.228%	12/11/19	114,005	113,395
	Bank of Nova Scotia	2.500%	1/8/21	36,955	36,639

17

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
12	Banque Federative du Credit Mutuel SA	2.200%	7/20/20	46,200	45,585
12	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	25,495	25,040
16	Banque Federative du Credit Mutuel SA	1.375%	12/20/21	17,600	22,768
12	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	34,855	34,076
12	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	166,195	167,235
	BB&T Corp.	2.450%	1/15/20	46,684	46,509
	BB&T Corp.	3.750%	12/6/23	33,980	34,818
12	BNP Paribas SA	3.375%	1/9/25	39,605	38,071
17	BPCE SA	3.500%	4/24/20	7,950	5,824
17,18	BPCE SA, 3M Australian Bank Bill Rate + 1.300%	3.381%	4/24/20	21,310	15,577
	Branch Banking & Trust Co.	2.100%	1/15/20	21,000	20,834
	Branch Banking & Trust Co.	2.250%	6/1/20	86,765	85,925
	Branch Banking & Trust Co.	2.625%	1/15/22	55,389	54,734
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	26,845	26,320
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	88,280	89,619
	Capital One Financial Corp.	3.050%	3/9/22	26,645	26,246
	Citibank NA	2.100%	6/12/20	64,165	63,410
	Citibank NA	2.125%	10/20/20	216,530	213,503
	Citibank NA	2.850%	2/12/21	262,150	260,931
	Citigroup Inc.	2.450%	1/10/20	25,170	25,056
	Citigroup Inc.	2.650%	10/26/20	68,589	68,206
	Citigroup Inc.	2.700%	3/30/21	13,175	13,053
	Citigroup Inc.	2.750%	4/25/22	63,390	62,638
16	Citigroup Inc.	2.750%	1/24/24	16,085	21,363
5	Citigroup Inc.	4.044%	6/1/24	43,705	44,299
	Comerica Inc.	3.700%	7/31/23	94,400	94,934
12	Commonwealth Bank of Australia	2.050%	9/18/20	71,235	70,127
	Commonwealth Bank of Australia	2.400%	11/2/20	18,055	17,811
12	Commonwealth Bank of Australia	2.000%	9/6/21	15,310	14,868
12	Commonwealth Bank of Australia	2.750%	3/10/22	68,580	67,717
12	Commonwealth Bank of Australia	2.500%	9/18/22	51,168	49,833
12	Commonwealth Bank of Australia	3.450%	3/16/23	125,009	125,690
17,18	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.950%	3.880%	11/5/24	14,900	10,898
	Compass Bank	2.875%	6/29/22	63,420	61,346
	Cooperatieve Rabobank UA	2.750%	1/10/23	21,070	20,633
12	Cooperatieve Rabobank UA	3.875%	9/26/23	69,600	70,301
17	Cooperatieve Rabobank UA	5.000%	7/2/25	10,800	8,014
17,18	Cooperatieve Rabobank UA, 3M Australian Bank Bill Rate + 2.500%	4.583%	7/2/25	23,650	17,418
5,12	Credit Suisse Group AG	4.207%	6/12/24	63,000	63,173
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	13,670	13,625
12	Danske Bank A/S	2.750%	9/17/20	23,273	22,799
19	Danske Bank A/S	0.500%	5/6/21	32,908	37,601
12	Danske Bank A/S	5.000%	1/12/22	63,175	64,053
19	Danske Bank A/S	0.750%	6/2/23	2,895	3,284
12	Danske Bank A/S	3.875%	9/12/23	34,000	32,555
	Deutsche Bank AG	2.500%	2/13/19	7,225	7,222
	Deutsche Bank AG	3.150%	1/22/21	57,440	55,912
12	DNB Bank ASA	2.125%	10/2/20	71,230	70,090
12	Federation des Caisses Desjardins du Quebec	2.250%	10/30/20	86,625	85,343
	Fifth Third Bancorp	3.650%	1/25/24	29,100	29,287
	Fifth Third Bank	2.200%	10/30/20	46,125	45,402
	Fifth Third Bank	2.250%	6/14/21	28,181	27,680
	First Republic Bank	2.500%	6/6/22	86,865	84,468
	Goldman Sachs Group Inc.	2.550%	10/23/19	52,555	52,441
	Goldman Sachs Group Inc.	2.300%	12/13/19	103,150	102,660
	Goldman Sachs Group Inc.	2.750%	9/15/20	73,455	73,038
	Goldman Sachs Group Inc.	2.600%	12/27/20	237,295	235,242
	Goldman Sachs Group Inc.	2.875%	2/25/21	143,874	143,130
	Goldman Sachs Group Inc.	2.625%	4/25/21	77,334	76,391
	Goldman Sachs Group Inc.	2.350%	11/15/21	900	878
	Goldman Sachs Group Inc.	5.750%	1/24/22	69,948	74,966
	Goldman Sachs Group Inc.	3.000%	4/26/22	90,180	88,897

18

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Goldman Sachs Group Inc.	2.876%	10/31/22	70,463	69,089
5	Goldman Sachs Group Inc.	2.908%	6/5/23	101,835	99,297
19	Goldman Sachs Group Inc.	1.375%	5/15/24	30,000	34,411
5	Goldman Sachs Group Inc.	3.272%	9/29/25	60,495	58,672
17,18	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.200%	3.144%	8/26/20	14,870	10,850
17,18	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.370%	3.355%	9/8/21	19,280	14,099
	HSBC Holdings plc	2.950%	5/25/21	69,510	69,247
	HSBC Holdings plc	2.650%	1/5/22	75,105	73,942
5	HSBC Holdings plc	3.262%	3/13/23	119,010	118,202
	HSBC Holdings plc	3.600%	5/25/23	6,295	6,316
5,16	HSBC Holdings plc	2.175%	6/27/23	49,857	64,847
5	HSBC Holdings plc	3.033%	11/22/23	67,585	66,501
5	HSBC Holdings plc	3.950%	5/18/24	83,652	84,698
5	HSBC Holdings plc	4.292%	9/12/26	9,725	9,798
	HSBC USA Inc.	2.750%	8/7/20	71,305	70,969
	Huntington National Bank	2.375%	3/10/20	54,920	54,561
	Huntington National Bank	2.875%	8/20/20	33,581	33,492
	Huntington National Bank	2.500%	8/7/22	55,115	53,576
	Huntington National Bank	3.550%	10/6/23	42,085	42,246
12	ICICI Bank Ltd.	4.800%	5/22/19	4,800	4,819
12	ING Bank NV	2.450%	3/16/20	24,430	24,302
12	ING Bank NV	2.700%	8/17/20	3,907	3,883
	ING Groep NV	3.150%	3/29/22	32,120	31,882
12	Intesa Sanpaolo SPA	3.375%	1/12/23	4,000	3,727
12	Intesa Sanpaolo SPA	3.875%	7/14/27	25,201	21,843
14	Intesa Sanpaolo SPA, 3M USD LIBOR + 0.630%	3.403%	7/17/19	129,745	129,774
	JPMorgan Chase & Co.	2.250%	1/23/20	48,138	47,858
	JPMorgan Chase & Co.	2.750%	6/23/20	118,678	118,368
	JPMorgan Chase & Co.	4.250%	10/15/20	25,589	26,096
	JPMorgan Chase & Co.	2.550%	10/29/20	181,838	180,514
	JPMorgan Chase & Co.	2.550%	3/1/21	24,825	24,584
5	JPMorgan Chase & Co.	3.514%	6/18/22	130,215	131,003
	JPMorgan Chase & Co.	2.972%	1/15/23	31,917	31,602
5	JPMorgan Chase & Co.	2.776%	4/25/23	77,650	76,179
	JPMorgan Chase & Co.	2.700%	5/18/23	16,765	16,365
5	JPMorgan Chase & Co.	3.559%	4/23/24	86,030	86,538
5	JPMorgan Chase & Co.	4.023%	12/5/24	76,460	78,310
5	JPMorgan Chase & Co.	3.220%	3/1/25	80,315	79,200
	JPMorgan Chase & Co.	3.200%	6/15/26	28,525	27,581
	KeyBank NA	2.500%	11/22/21	5,765	5,667
	Lloyds Banking Group plc	4.050%	8/16/23	53,550	53,557
5	Lloyds Banking Group plc	2.907%	11/7/23	78,040	75,071
17	Lloyds Banking Group plc	4.000%	3/7/25	12,730	9,219
17,18	Lloyds Banking Group plc, 3M Australian Bank Bill Rate + 1.400%	3.385%	3/7/25	7,790	5,467
	Macquarie Bank Ltd.	6.625%	4/7/21	6,530	6,928
5,12	Macquarie Group Ltd.	3.189%	11/28/23	18,141	17,627
5	Macquarie Group Ltd.	3.189%	11/28/23	17,040	16,557
	Manufacturers & Traders Trust Co.	2.050%	8/17/20	34,335	33,833
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	14,920	14,519
14	Manufacturers & Traders Trust Co., 3M USD LIBOR + 0.640%	3.378%	12/1/21	9,755	9,630
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	29,613	29,453
	Mitsubishi UFJ Financial Group Inc.	3.535%	7/26/21	19,965	20,104
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	115,033	112,176
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	205,565	208,651
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	46,655	46,880
12	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	40,390	40,254
12	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	30,625	30,367
	Mizuho Bank Ltd.	2.340%	12/4/19	185,675	184,951
	Mizuho Financial Group Inc.	2.953%	2/28/22	20,633	20,349
	Morgan Stanley	2.450%	2/1/19	36,506	36,503

19

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Morgan Stanley	2.650%	1/27/20	55,713	55,504
	Morgan Stanley	2.800%	6/16/20	50,742	50,672
	Morgan Stanley	2.500%	4/21/21	42,819	42,267
	Morgan Stanley	2.625%	11/17/21	190,179	187,302
	Morgan Stanley	2.750%	5/19/22	62,590	61,676
	Morgan Stanley	3.125%	1/23/23	86,536	85,626
12	MUFG Bank Ltd.	2.300%	3/10/19	11,750	11,742
12	MUFG Bank Ltd.	2.300%	3/5/20	68,518	67,958
12	MUFG Bank Ltd.	2.750%	9/14/20	63,990	63,699
	National Australia Bank Ltd.	1.875%	7/12/21	14,016	13,609
	National Bank of Canada	2.150%	6/12/20	39,130	38,624
	National Bank of Canada	2.200%	11/2/20	151,645	149,216
19	NIBC Bank NV	1.500%	1/31/22	5,950	6,839
12	Nordea Bank AB	3.750%	8/30/23	30,800	30,733
5	Oversea-Chinese Banking Corp. Ltd.	4.000%	10/15/24	19,600	19,656
	PNC Bank NA	2.300%	6/1/20	14,636	14,475
	PNC Bank NA	2.600%	7/21/20	43,010	42,776
	PNC Bank NA	2.450%	11/5/20	15,636	15,466
	PNC Bank NA	2.150%	4/29/21	14,236	13,958
	PNC Bank NA	2.550%	12/9/21	29,340	28,922
	PNC Bank NA	2.625%	2/17/22	89,020	87,646
	PNC Funding Corp.	5.125%	2/8/20	7,230	7,395
	Regions Financial Corp.	2.750%	8/14/22	10,605	10,309
	Royal Bank of Canada	2.150%	10/26/20	150,358	148,519
	Royal Bank of Canada	3.700%	10/5/23	36,705	37,372
	Santander Holdings USA Inc.	3.700%	3/28/22	60,955	60,793
	Santander Holdings USA Inc.	3.400%	1/18/23	52,605	51,504
	Santander UK plc	3.750%	11/15/21	43,750	44,187
	Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	90,305	89,718
	Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	11,380	11,347
14	Sumitomo Mitsui Banking Corp., 3M USD LIBOR + 0.370%	3.149%	10/16/20	72,940	72,848
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	25,385	24,865
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	42,425	41,733
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	23,480	22,984
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	36,675	37,088
	SunTrust Bank	2.250%	1/31/20	34,185	33,983
5	SunTrust Bank	3.525%	10/26/21	48,600	48,410
	SunTrust Bank	2.450%	8/1/22	55,075	53,578
	SunTrust Banks Inc.	2.900%	3/3/21	16,407	16,339
	Svenska Handelsbanken AB	2.450%	3/30/21	62,135	61,375
	Svenska Handelsbanken AB	1.875%	9/7/21	35,465	34,305
	Svenska Handelsbanken AB	3.900%	11/20/23	43,175	44,204
12	Swedbank AB	2.800%	3/14/22	53,955	53,274
	Synchrony Bank	3.000%	6/15/22	60,010	57,362
	Synchrony Financial	3.000%	8/15/19	72,335	72,044
	Toronto-Dominion Bank	1.900%	10/24/19	117,920	117,184
	Toronto-Dominion Bank	3.150%	9/17/20	147,165	147,745
	Toronto-Dominion Bank	3.250%	6/11/21	175,910	177,060
	Toronto-Dominion Bank	3.500%	7/19/23	117,890	119,688
12	UBS AG	2.200%	6/8/20	85,550	84,499
12	UBS AG	2.450%	12/1/20	171,865	169,655
12	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	9,507	9,490
12	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	35,067	34,838
12	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	23,120	22,631
12	UBS Group Funding Switzerland AG	3.491%	5/23/23	64,690	64,189
5,12	UBS Group Funding Switzerland AG	2.859%	8/15/23	58,053	56,401
5	United Overseas Bank Ltd.	3.750%	9/19/24	11,360	11,371
	US Bancorp	3.375%	2/5/24	57,725	58,087
	US Bank NA	2.050%	10/23/20	53,201	52,445
	US Bank NA	3.450%	11/16/21	43,025	43,423
§,20	Washington Mutual Bank / Debt not acquired by JPMorgan	6.875%	6/15/11	21,983	2
	Wells Fargo & Co.	2.100%	7/26/21	19,560	19,067

20

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Wells Fargo & Co.	2.625%	7/22/22	96,200	93,934
	Wells Fargo & Co.	3.750%	1/24/24	85,675	87,127
17,18	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.320%	3.394%	7/27/21	23,240	17,007
	Wells Fargo Bank NA	2.400%	1/15/20	60,485	60,180
	Wells Fargo Bank NA	2.600%	1/15/21	48,600	48,199
5	Wells Fargo Bank NA	3.325%	7/23/21	292,995	293,256
	Wells Fargo Bank NA	3.625%	10/22/21	146,400	147,927
	Wells Fargo Bank NA	3.550%	8/14/23	71,290	71,974
	Westpac Banking Corp.	2.300%	5/26/20	3,665	3,639
	Westpac Banking Corp.	2.600%	11/23/20	8,810	8,756
	Westpac Banking Corp.	2.100%	5/13/21	29,034	28,407
	Westpac Banking Corp.	2.000%	8/19/21	81,740	79,578
	Westpac Banking Corp.	2.750%	1/11/23	108,480	106,622
	Westpac Banking Corp.	3.650%	5/15/23	86,900	88,149
	Westpac Banking Corp.	3.350%	3/8/27	15,340	14,987
	Zions Bancorp NA	3.500%	8/27/21	82,450	82,610
	Brokerage (0.2%)
	Jefferies Financial Group Inc.	5.500%	10/18/23	41,260	43,049
	Legg Mason Inc.	2.700%	7/15/19	5,860	5,848
§,20	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
	Nomura Holdings Inc.	2.750%	3/19/19	26,430	26,425
	Stifel Financial Corp.	3.500%	12/1/20	10,695	10,685
	Stifel Financial Corp.	4.250%	7/18/24	2,880	2,901
	TD Ameritrade Holding Corp.	2.950%	4/1/22	8,809	8,804
	TD Ameritrade Holding Corp.	3.625%	4/1/25	17,515	17,662
	Finance Companies (0.2%)
	Air Lease Corp.	3.500%	1/15/22	53,495	52,978
17	GE Capital Australia Funding Pty Ltd.	5.250%	9/4/20	65,910	48,903
12	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	14,555	14,194
	Insurance (1.9%)
	Aflac Inc.	3.625%	6/15/23	3,420	3,467
12	AIG Global Funding	2.150%	7/2/20	14,635	14,438
12	AIG Global Funding	2.700%	12/15/21	13,080	12,794
	Alleghany Corp.	5.625%	9/15/20	8,890	9,193
	American International Group Inc.	2.300%	7/16/19	5,036	5,029
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	12,954	13,445
	AXIS Specialty Finance LLC	5.875%	6/1/20	1,508	1,554
	AXIS Specialty Finance plc	2.650%	4/1/19	14,650	14,634
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	36,720	36,470
	Berkshire Hathaway Inc.	2.100%	8/14/19	4,875	4,861
	Berkshire Hathaway Inc.	2.750%	3/15/23	46,376	46,060
	Chubb INA Holdings Inc.	2.300%	11/3/20	20,385	20,167
	Chubb INA Holdings Inc.	2.700%	3/13/23	5,875	5,763
19	Chubb INA Holdings Inc.	2.500%	3/15/38	14,809	17,060
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	15,410	15,257
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	3,325	3,427
12	MassMutual Global Funding II	1.950%	9/22/20	43,160	42,443
12	MassMutual Global Funding II	2.500%	10/17/22	24,955	24,292
12	MassMutual Global Funding II	2.750%	6/22/24	24,695	23,851
12	Metropolitan Life Global Funding I	2.300%	4/10/19	21,731	21,714
12	Metropolitan Life Global Funding I	1.550%	9/13/19	18,115	17,972
12	Metropolitan Life Global Funding I	2.400%	1/8/21	149,585	148,109
12	Metropolitan Life Global Funding I	1.950%	9/15/21	19,535	18,934
12	Metropolitan Life Global Funding I	3.450%	10/9/21	77,815	78,151
12	Metropolitan Life Global Funding I	3.000%	1/10/23	11,200	11,123
12	Metropolitan Life Global Funding I	3.600%	1/11/24	39,260	39,566
12	New York Life Global Funding	1.950%	2/11/20	17,975	17,818
12	New York Life Global Funding	2.900%	1/17/24	9,918	9,744
16	Pension Insurance Corp. plc	8.000%	11/23/26	12,160	18,460
12	Pricoa Global Funding I	2.550%	11/24/20	6,830	6,746
12	Pricoa Global Funding I	2.200%	6/3/21	9,790	9,538
12	Pricoa Global Funding I	2.450%	9/21/22	11,600	11,247

21

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
12	Pricoa Global Funding I	3.450%	9/1/23	25,800	25,977
12	Principal Life Global Funding II	2.204%	12/11/19	176,925	175,683
12	Principal Life Global Funding II	2.200%	4/8/20	28,665	28,450
	Progressive Corp.	3.750%	8/23/21	19,046	19,293
	Prudential Financial Inc.	7.375%	6/15/19	10,442	10,619
	Prudential Financial Inc.	4.500%	11/15/20	1,423	1,454
	Prudential Financial Inc.	4.500%	11/16/21	10,789	11,148
	Reinsurance Group of America Inc.	6.450%	11/15/19	21,183	21,720
12	Reliance Standard Life Global Funding II	2.500%	1/15/20	10,000	9,936
12	Reliance Standard Life Global Funding II	2.375%	5/4/20	18,020	17,821
12	Reliance Standard Life Global Funding II	3.050%	1/20/21	8,275	8,256
12	Reliance Standard Life Global Funding II	3.850%	9/19/23	36,230	36,633
12	Swiss Re Treasury US Corp.	2.875%	12/6/22	9,070	8,898
	Travelers Cos. Inc.	5.900%	6/2/19	2,930	2,959
	Travelers Cos. Inc.	3.900%	11/1/20	4,300	4,372
	Other Finance (0.0%)
§,12	CFX Escrow Corp.	6.000%	2/15/24	5,200	5,200
	Real Estate Investment Trusts (1.3%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	29,896	29,766
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	45,115	43,983
	Brandywine Operating Partnership LP	4.100%	10/1/24	7,205	7,166
	Brixmor Operating Partnership LP	3.875%	8/15/22	10,845	10,868
	Brixmor Operating Partnership LP	3.650%	6/15/24	23,350	22,698
	Brixmor Operating Partnership LP	4.125%	6/15/26	22,938	22,261
	Camden Property Trust	2.950%	12/15/22	4,035	3,951
	Camden Property Trust	4.875%	6/15/23	2,400	2,529
	Camden Property Trust	4.250%	1/15/24	5,900	6,022
	Camden Property Trust	3.500%	9/15/24	1,785	1,771
	Digital Realty Trust LP	3.400%	10/1/20	24,294	24,301
	Digital Realty Trust LP	5.250%	3/15/21	12,225	12,611
	Digital Realty Trust LP	3.950%	7/1/22	44,160	44,567
	ERP Operating LP	2.375%	7/1/19	4,875	4,860
	ERP Operating LP	4.750%	7/15/20	2,349	2,394
	Federal Realty Investment Trust	2.550%	1/15/21	9,351	9,227
19	GELF Bond Issuer I SA	1.750%	11/22/21	21,400	25,101
12	Goodman Australia Industrial Fund	3.400%	9/30/26	17,000	16,094
	HCP Inc.	2.625%	2/1/20	12,357	12,298
	HCP Inc.	4.250%	11/15/23	7,420	7,517
	HCP Inc.	4.200%	3/1/24	7,815	7,869
	HCP Inc.	3.400%	2/1/25	11,470	11,008
	HCP Inc.	4.000%	6/1/25	8,880	8,779
	Healthcare Trust of America Holdings LP	2.950%	7/1/22	14,635	14,242
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	13,139	13,034
	Healthcare Trust of America Holdings LP	3.500%	8/1/26	9,850	9,346
	Liberty Property LP	4.750%	10/1/20	10,940	11,149
	Realty Income Corp.	5.750%	1/15/21	3,905	4,063
	Realty Income Corp.	3.250%	10/15/22	63,430	63,146
	Realty Income Corp.	3.875%	4/15/25	19,295	19,430
	Realty Income Corp.	4.125%	10/15/26	19,045	19,351
	Senior Housing Properties Trust	3.250%	5/1/19	36,150	36,028
	Simon Property Group LP	4.375%	3/1/21	25,769	26,325
	Simon Property Group LP	2.350%	1/30/22	12,290	11,988
	SITE Center Corp.	3.625%	2/1/25	2,951	2,843
	SITE Center Corp.	4.250%	2/1/26	13,025	12,823
	VEREIT Operating Partnership LP	3.000%	2/6/19	22,495	22,494
	VEREIT Operating Partnership LP	4.625%	11/1/25	63,600	64,065
	Welltower Inc.	4.125%	4/1/19	46,860	46,885
	Welltower Inc.	3.950%	9/1/23	29,145	29,318
					15,228,029
Industrial (20.6%)
	Basic Industry (1.1%)
12	Air Liquide Finance SA	1.375%	9/27/19	44,940	44,498

22

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
12	Air Liquide Finance SA	1.750%	9/27/21	110,530	106,880
12	Air Liquide Finance SA	2.250%	9/27/23	8,407	8,037
	Airgas Inc.	2.375%	2/15/20	14,825	14,680
12	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.300%	5/1/23	60,938	60,634
	DowDuPont Inc.	3.766%	11/15/20	24,437	24,767
	DowDuPont Inc.	4.205%	11/15/23	106,935	110,661
	EI du Pont de Nemours & Co.	2.200%	5/1/20	147,771	146,676
17	Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	4,160	3,049
	International Flavors & Fragrances Inc.	3.400%	9/25/20	15,560	15,584
	Nutrien Ltd.	6.500%	5/15/19	14,181	14,307
	Nutrien Ltd.	4.875%	3/30/20	6,160	6,270
	Vale Overseas Ltd.	6.250%	8/10/26	6,410	6,867
	WestRock MWV LLC	7.375%	9/1/19	23,265	23,885
	WestRock RKT Co.	4.450%	3/1/19	35,111	35,144
	WestRock RKT Co.	4.900%	3/1/22	2,745	2,820
	WestRock RKT Co.	4.000%	3/1/23	21,986	22,029
	Capital Goods (0.7%)
	Acuity Brands Lighting Inc.	6.000%	12/15/19	8,400	8,576
12	Berry Global Inc.	4.500%	2/15/26	7,875	7,422
	Caterpillar Financial Services Corp.	1.900%	3/22/19	11,936	11,923
	Caterpillar Financial Services Corp.	1.850%	9/4/20	9,755	9,615
	Caterpillar Financial Services Corp.	2.400%	6/6/22	7,020	6,851
	Caterpillar Financial Services Corp.	3.300%	6/9/24	21,550	21,490
	CNH Industrial Capital LLC	3.375%	7/15/19	16,065	16,066
	CNH Industrial Capital LLC	4.875%	4/1/21	3,830	3,845
	CNH Industrial Capital LLC	4.200%	1/15/24	12,025	11,947
	Embraer Netherlands Finance BV	5.050%	6/15/25	6,200	6,429
	Embraer Netherlands Finance BV	5.400%	2/1/27	2,365	2,495
	Embraer SA	5.150%	6/15/22	21,700	22,424
12	General Electric Co. / LJ VP Holdings LLC	3.800%	6/18/19	15,205	15,230
	John Deere Capital Corp.	2.375%	7/14/20	41,528	41,280
	John Deere Capital Corp.	2.450%	9/11/20	43,491	43,180
	John Deere Capital Corp.	3.200%	1/10/22	24,290	24,584
	Johnson Controls International plc	5.000%	3/30/20	10,700	10,904
	Johnson Controls International plc	4.250%	3/1/21	16,037	16,362
	Johnson Controls International plc	3.750%	12/1/21	14,832	14,966
19	Johnson Controls International plc	1.000%	9/15/23	27,051	30,937
19	Johnson Controls International plc	1.375%	2/25/25	17,167	19,468
	Raytheon Co.	4.400%	2/15/20	2,070	2,106
	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	4,713	4,725
	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	7,303	7,331
12,14	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 3M USD LIBOR + 3.500%	6.287%	7/15/21	14,290	14,326
	Textron Inc.	7.250%	10/1/19	12,114	12,438
	United Rentals North America Inc.	4.625%	7/15/23	27,718	27,995
	United Rentals North America Inc.	5.500%	5/15/27	5,810	5,781
	United Rentals North America Inc.	4.875%	1/15/28	3,320	3,146
	Communication (2.4%)
	America Movil SAB de CV	5.000%	10/16/19	19,268	19,512
	America Movil SAB de CV	5.000%	3/30/20	52,683	53,688
	AT&T Inc.	5.200%	3/15/20	20,829	21,329
	CBS Corp.	2.300%	8/15/19	1,980	1,970
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	4,000	4,091
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	88,519	89,996
	Comcast Corp.	5.150%	3/1/20	3,050	3,123
	Comcast Corp.	3.700%	4/15/24	200,408	204,803
	Crown Castle International Corp.	3.400%	2/15/21	38,418	38,388
	Crown Castle International Corp.	4.875%	4/15/22	11,800	12,232

23

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Discovery Communications LLC	2.200%	9/20/19	24,315	24,156
12	Discovery Communications LLC	2.750%	11/15/19	16,550	16,445
	Discovery Communications LLC	4.375%	6/15/21	4,860	4,947
	Discovery Communications LLC	3.300%	5/15/22	9,720	9,589
12	Fox Corp.	4.030%	1/25/24	38,860	39,488
	Interpublic Group of Cos. Inc.	3.500%	10/1/20	15,560	15,565
	Interpublic Group of Cos. Inc.	3.750%	10/1/21	63,355	64,009
12	NBCUniversal Enterprise Inc.	1.974%	4/15/19	86,650	86,485
	NBCUniversal Media LLC	5.150%	4/30/20	29,427	30,237
	NBCUniversal Media LLC	4.375%	4/1/21	48,180	49,452
	NBCUniversal Media LLC	2.875%	1/15/23	23,890	23,747
	Omnicom Group Inc./ Omnicom Capital Inc.	6.250%	7/15/19	5,860	5,948
	Orange SA	2.750%	2/6/19	29,240	29,239
19	Orange SA	3.375%	9/16/22	9,700	12,240
	Qwest Corp.	6.750%	12/1/21	19,624	20,905
12	SES Global Americas Holdings GP	2.500%	3/25/19	53,705	53,682
12	Sirius XM Radio Inc.	6.000%	7/15/24	18,825	19,507
12	Sky Ltd.	2.625%	9/16/19	12,200	12,130
	T-Mobile USA Inc.	6.000%	3/1/23	25,187	25,817
	T-Mobile USA Inc.	6.500%	1/15/24	10,710	11,071
	T-Mobile USA Inc.	4.500%	2/1/26	8,080	7,868
17	Telstra Corp. Ltd.	7.750%	7/15/20	14,600	11,373
	Time Warner Cable LLC	8.750%	2/14/19	18,305	18,332
	Time Warner Cable LLC	8.250%	4/1/19	23,445	23,615
	Verizon Communications Inc.	2.450%	11/1/22	8,249	8,067
	Verizon Communications Inc.	5.150%	9/15/23	132,660	143,987
	Verizon Communications Inc.	4.150%	3/15/24	10,600	11,007
	Verizon Communications Inc.	3.500%	11/1/24	45,355	45,667
	Verizon Communications Inc.	3.376%	2/15/25	28,462	28,430
	Viacom Inc.	4.500%	3/1/21	7,050	7,191
	Viacom Inc.	3.875%	12/15/21	13,255	13,331
	Viacom Inc.	4.250%	9/1/23	44,867	45,369
	Consumer Cyclical (3.6%)
12	1011778 BC ULC / New Red Finance Inc.	4.625%	1/15/22	21,840	21,840
	Alibaba Group Holding Ltd.	2.500%	11/28/19	9,314	9,280
12	Alimentation Couche-Tard Inc.	2.700%	7/26/22	59,525	57,681
	American Axle & Manufacturing Inc.	7.750%	11/15/19	2,904	2,977
	American Axle & Manufacturing Inc.	6.625%	10/15/22	8,870	9,003
	American Honda Finance Corp.	2.250%	8/15/19	41,660	41,525
	American Honda Finance Corp.	3.000%	6/16/20	55,250	55,352
	American Honda Finance Corp.	1.950%	7/20/20	14,640	14,436
	American Honda Finance Corp.	2.450%	9/24/20	16,675	16,548
	American Honda Finance Corp.	3.375%	12/10/21	97,000	97,800
	American Honda Finance Corp.	3.450%	7/14/23	29,280	29,597
	American Honda Finance Corp.	3.625%	10/10/23	112,000	114,117
	AutoZone Inc.	2.875%	1/15/23	4,544	4,432
12	BMW US Capital LLC	3.250%	8/14/20	54,200	54,554
12	BMW US Capital LLC	3.100%	4/12/21	4,621	4,606
12	BMW US Capital LLC	3.450%	4/12/23	16,703	16,835
	Ford Motor Credit Co. LLC	2.597%	11/4/19	7,615	7,566
17	Ford Motor Credit Co. LLC	3.588%	6/2/20	17,762	12,939
	Ford Motor Credit Co. LLC	5.750%	2/1/21	11,559	11,763
	Ford Motor Credit Co. LLC	2.979%	8/3/22	8,780	8,143
	General Motors Co.	4.875%	10/2/23	19,804	19,999
	General Motors Financial Co. Inc.	3.500%	7/10/19	29,234	29,178
	General Motors Financial Co. Inc.	2.450%	11/6/20	9,850	9,636
	General Motors Financial Co. Inc.	3.700%	11/24/20	29,280	29,259
	General Motors Financial Co. Inc.	4.200%	3/1/21	44,231	44,545
	General Motors Financial Co. Inc.	3.200%	7/6/21	63,607	62,630
	General Motors Financial Co. Inc.	4.375%	9/25/21	49,030	49,657
	General Motors Financial Co. Inc.	4.200%	11/6/21	43,800	44,036
	General Motors Financial Co. Inc.	3.450%	4/10/22	15,908	15,556
	General Motors Financial Co. Inc.	3.150%	6/30/22	4,900	4,711

24

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	General Motors Financial Co. Inc.	3.250%	1/5/23	19,510	18,604
	General Motors Financial Co. Inc.	3.700%	5/9/23	10,461	10,132
	General Motors Financial Co. Inc.	4.250%	5/15/23	9,107	8,933
	General Motors Financial Co. Inc.	5.100%	1/17/24	24,250	24,602
	General Motors Financial Co. Inc.	3.950%	4/13/24	14,750	14,194
	General Motors Financial Co. Inc.	3.500%	11/7/24	31,200	29,065
	General Motors Financial Co. Inc.	4.350%	4/9/25	18,900	18,207
12	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	67,134	66,710
12	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	62,102	61,261
12	Harley-Davidson Financial Services Inc.	2.400%	6/15/20	69,387	68,124
12	Harley-Davidson Financial Services Inc.	2.850%	1/15/21	6,244	6,155
§,12	Harley-Davidson Financial Services Inc.	4.050%	2/4/22	48,570	48,528
12	Harley-Davidson Financial Services Inc.	2.550%	6/9/22	41,944	40,196
12	Harley-Davidson Financial Services Inc.	3.350%	2/15/23	14,385	14,042
12	Hyundai Capital America	3.100%	4/5/22	5,150	5,040
	Lowe’s Cos. Inc.	1.150%	4/15/19	12,150	12,103
	Lowe’s Cos. Inc.	4.625%	4/15/20	19,120	19,373
	Macy’s Retail Holdings Inc.	3.450%	1/15/21	14,640	14,554
	Mastercard Inc.	2.000%	4/1/19	9,620	9,610
12	Nissan Motor Acceptance Corp.	2.000%	3/8/19	32,910	32,857
12	Nissan Motor Acceptance Corp.	1.550%	9/13/19	2,365	2,338
12	Nissan Motor Acceptance Corp.	2.550%	3/8/21	6,380	6,235
12	Nissan Motor Acceptance Corp.	1.900%	9/14/21	11,962	11,408
12	Nissan Motor Acceptance Corp.	3.650%	9/21/21	30,750	30,650
12	Nissan Motor Acceptance Corp.	2.600%	9/28/22	2,900	2,767
12	Nissan Motor Acceptance Corp.	3.875%	9/21/23	65,525	64,889
	PACCAR Financial Corp.	2.500%	8/14/20	2,930	2,905
	TJX Cos. Inc.	2.750%	6/15/21	34,695	34,577
	TJX Cos. Inc.	2.500%	5/15/23	6,245	6,129
	Toyota Motor Corp.	3.183%	7/20/21	52,000	52,384
	Toyota Motor Credit Corp.	2.125%	7/18/19	104,075	103,783
	Toyota Motor Credit Corp.	2.200%	1/10/20	48,655	48,419
	Toyota Motor Credit Corp.	1.900%	4/8/21	3,610	3,540
	Toyota Motor Credit Corp.	2.750%	5/17/21	11,710	11,676
	Toyota Motor Credit Corp.	3.400%	9/15/21	9,683	9,823
	Toyota Motor Credit Corp.	2.700%	1/11/23	7,080	6,974
	Toyota Motor Credit Corp.	3.450%	9/20/23	97,255	98,766
	Visa Inc.	2.800%	12/14/22	21,570	21,619
12	Volkswagen Group of America Finance LLC	3.875%	11/13/20	87,495	88,277
12	Volkswagen Group of America Finance LLC	4.000%	11/12/21	53,715	54,261
	Walmart Inc.	2.350%	12/15/22	30,910	30,393
	Consumer Noncyclical (4.5%)
	Altria Group Inc.	9.250%	8/6/19	69,792	71,922
	AmerisourceBergen Corp.	3.500%	11/15/21	7,200	7,230
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	180,829	179,545
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	21,130	20,456
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	144,920	144,081
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	21,145	21,758
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	15,250	14,856
	Anheuser-Busch InBev Worldwide Inc.	3.500%	1/12/24	48,737	48,942
	Anheuser-Busch InBev Worldwide Inc.	4.150%	1/23/25	141,200	145,058
12	Aramark Services Inc.	5.000%	2/1/28	4,045	3,949
	BAT Capital Corp.	2.297%	8/14/20	33,497	33,054
	BAT Capital Corp.	3.222%	8/15/24	68,335	65,271
19	BAT International Finance plc	3.625%	11/9/21	17,450	21,580
12	Bausch Health Cos Inc.	6.500%	3/15/22	2,762	2,852
	Becton Dickinson & Co.	3.125%	11/8/21	34,675	34,254
	Campbell Soup Co.	3.650%	3/15/23	23,700	23,532
	Campbell Soup Co.	3.950%	3/15/25	6,955	6,808
	Conagra Brands Inc.	4.950%	8/15/20	2,679	2,720
	Conagra Brands Inc.	3.800%	10/22/21	19,620	19,720
	CVS Health Corp.	3.350%	3/9/21	154,307	154,895
	CVS Health Corp.	2.125%	6/1/21	27,203	26,614

25

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	CVS Health Corp.	3.700%	3/9/23	290,475	293,147
	Dignity Health California GO	2.637%	11/1/19	2,000	1,992
	Express Scripts Holding Co.	2.600%	11/30/20	40,693	40,192
	Express Scripts Holding Co.	4.750%	11/15/21	32,200	33,378
	Express Scripts Holding Co.	3.900%	2/15/22	28,500	28,866
	Express Scripts Holding Co.	3.050%	11/30/22	5,335	5,237
	Express Scripts Holding Co.	3.000%	7/15/23	43,800	42,999
	Express Scripts Holding Co.	3.500%	6/15/24	33,000	32,734
17	FBG Finance Pty Ltd.	3.750%	8/7/20	18,740	13,793
	Gilead Sciences Inc.	1.850%	9/20/19	28,785	28,579
	Gilead Sciences Inc.	4.400%	12/1/21	10,471	10,830
	Gilead Sciences Inc.	3.250%	9/1/22	6,700	6,709
	Gilead Sciences Inc.	2.500%	9/1/23	15,225	14,777
	Gilead Sciences Inc.	3.700%	4/1/24	38,658	39,299
12	Grupo Bimbo SAB de CV	4.500%	1/25/22	11,180	11,440
	HCA Inc.	4.250%	10/15/19	23,157	23,302
	HCA Inc.	6.500%	2/15/20	21,455	22,045
	HCA Inc.	5.875%	3/15/22	4,880	5,173
	HCA Inc.	4.750%	5/1/23	23,250	23,860
	HCA Inc.	5.000%	3/15/24	19,400	20,176
12	Hologic Inc.	4.375%	10/15/25	14,000	13,685
12	Keurig Dr Pepper Inc.	3.551%	5/25/21	97,445	97,682
	Kroger Co.	6.150%	1/15/20	17,950	18,474
	Kroger Co.	2.600%	2/1/21	39,050	38,528
	Kroger Co.	2.950%	11/1/21	30,288	29,957
	Kroger Co.	2.800%	8/1/22	13,900	13,565
	McKesson Corp.	2.284%	3/15/19	34,250	34,216
	Medtronic Inc.	2.500%	3/15/20	31,135	30,986
	Newell Brands Inc.	2.600%	3/29/19	3,286	3,283
12	Pernod Ricard SA	5.750%	4/7/21	4,850	5,095
	Perrigo Finance Unlimited Co.	3.500%	12/15/21	338	328
12	Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	66,345	64,424
12	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	36,314	34,988
	Reynolds American Inc.	8.125%	6/23/19	53,388	54,373
	Reynolds American Inc.	4.000%	6/12/22	35,375	35,740
	Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	79,748	79,086
	SSM Health Care Corp.	3.688%	6/1/23	21,250	21,428
	Stryker Corp.	2.000%	3/8/19	9,850	9,842
12	Takeda Pharmaceutical Co. Ltd.	3.800%	11/26/20	48,625	49,022
12	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	145,870	148,076
	Tenet Healthcare Corp.	4.750%	6/1/20	5,989	6,034
	Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	33,600	31,742
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	79,333	78,857
	Energy (4.3%)
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.500%	10/15/19	33,520	33,813
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	3.500%	12/1/22	31,634	31,239
	Apache Corp.	3.625%	2/1/21	7,780	7,834
	Baker Hughes a GE Co. LLC	3.200%	8/15/21	4,885	4,884
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	110,284	107,661
	BP Capital Markets America Inc.	4.500%	10/1/20	128,345	131,727
	BP Capital Markets America Inc.	4.742%	3/11/21	74,293	76,359
	BP Capital Markets America Inc.	3.245%	5/6/22	32,095	32,297
	BP Capital Markets America Inc.	2.520%	9/19/22	20,225	19,672
	BP Capital Markets America Inc.	2.750%	5/10/23	13,013	12,813
	BP Capital Markets America Inc.	3.216%	11/28/23	21,055	20,952
	BP Capital Markets America Inc.	3.790%	2/6/24	59,166	59,930
	BP Capital Markets America Inc.	3.224%	4/14/24	21,134	21,020
	BP Capital Markets plc	4.750%	3/10/19	50,286	50,372
	BP Capital Markets plc	1.676%	5/3/19	10,250	10,220
	BP Capital Markets plc	2.237%	5/10/19	42,131	42,085
	BP Capital Markets plc	2.521%	1/15/20	22,624	22,536
	BP Capital Markets plc	2.315%	2/13/20	19,950	19,858

26

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	BP Capital Markets plc	3.062%	3/17/22	29,265	29,252
	BP Capital Markets plc	2.500%	11/6/22	30,096	29,484
	Cenovus Energy Inc.	5.700%	10/15/19	36,523	37,026
	Continental Resources Inc.	5.000%	9/15/22	57,368	57,655
	Continental Resources Inc.	3.800%	6/1/24	22,180	21,903
	Dominion Energy Gas Holdings LLC	2.500%	12/15/19	21,500	21,389
	Dominion Energy Gas Holdings LLC	2.800%	11/15/20	11,700	11,631
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	12,700	12,696
	Enbridge Energy Partners LP	4.375%	10/15/20	975	992
	Energy Transfer LP	4.250%	3/15/23	4,866	4,909
	Energy Transfer Operating LP	4.150%	10/1/20	39,715	40,209
	Energy Transfer Operating LP	4.650%	6/1/21	15,830	16,151
	Energy Transfer Operating LP	5.200%	2/1/22	32,447	33,508
	Energy Transfer Operating LP	4.200%	9/15/23	38,940	39,302
	Energy Transfer Operating LP	4.500%	4/15/24	29,160	29,775
12	Eni SPA	4.000%	9/12/23	109,877	110,625
	Enterprise Products Operating LLC	2.550%	10/15/19	1,460	1,457
	Enterprise Products Operating LLC	5.200%	9/1/20	29,415	30,362
	Enterprise Products Operating LLC	3.500%	2/1/22	66,140	66,610
	EQT Corp.	2.500%	10/1/20	29,300	28,615
	EQT Corp.	4.875%	11/15/21	1,995	2,038
	EQT Corp.	3.000%	10/1/22	72,296	69,453
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	2,050	2,050
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,285	5,284
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	39,327	40,762
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	32,665	33,815
	Kinder Morgan Energy Partners LP	5.300%	9/15/20	4,875	5,017
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	4,855	5,076
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	12,597	13,046
	Kinder Morgan Inc.	3.050%	12/1/19	1,760	1,759
12	Kinder Morgan Inc.	5.000%	2/15/21	12,087	12,444
	Kinder Morgan Inc.	3.150%	1/15/23	12,050	11,862
	Marathon Oil Corp.	2.700%	6/1/20	6,810	6,714
12	Marathon Petroleum Corp.	4.750%	12/15/23	18,500	19,184
	Nabors Industries Inc.	5.000%	9/15/20	9,800	9,654
	Newfield Exploration Co.	5.750%	1/30/22	5,800	6,025
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.750%	9/1/20	8,167	8,402
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	26,307	27,688
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.000%	10/1/22	8,500	8,766
	Regency Energy Partners LP / Regency Energy Finance Corp.	4.500%	11/1/23	29,482	30,035
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	73,981	76,478
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	2,318	2,469
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	58,670	62,044
	Shell International Finance BV	1.875%	5/10/21	73,830	72,436
	Shell International Finance BV	1.750%	9/12/21	23,600	22,999
	Shell International Finance BV	2.375%	8/21/22	29,609	29,239
	Shell International Finance BV	2.250%	1/6/23	47,415	46,303
	Southern Natural Gas Co. LLC / Southern Natural Issuing Corp.	4.400%	6/15/21	6,395	6,549
14	Spectra Energy Partners LP, 3M USD LIBOR + 0.700%	3.451%	6/5/20	97,570	96,649
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	5,917	6,023
	Total Capital International SA	2.875%	2/17/22	30,553	30,657
	Total Capital SA	4.250%	12/15/21	19,525	20,273
	TransCanada PipeLines Ltd.	2.125%	11/15/19	133,475	132,558
	TransCanada PipeLines Ltd.	3.800%	10/1/20	4,167	4,220
	TransCanada PipeLines Ltd.	2.500%	8/1/22	14,125	13,725
14	TransCanada PipeLines Ltd., 3M USD LIBOR + 0.275%	2.891%	11/15/19	130,065	130,065
	Williams Cos. Inc.	5.250%	3/15/20	68,835	70,426

27

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Williams Cos. Inc.	4.125%	11/15/20	6,402	6,476
	Williams Cos. Inc.	4.000%	11/15/21	11,585	11,706
	Williams Cos. Inc.	3.600%	3/15/22	21,954	21,960
	Williams Cos. Inc.	3.350%	8/15/22	4,875	4,822
	Williams Cos. Inc.	4.550%	6/24/24	8,865	9,166
	Other Industrial (0.4%)
12	CK Hutchison International 17 Ltd.	2.250%	9/29/20	95,155	93,740
12	Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	118,427	119,463
	Technology (2.6%)
	Apple Inc.	1.550%	8/4/21	9,000	8,745
	Apple Inc.	2.500%	2/9/22	67,347	66,942
	Apple Inc.	2.400%	1/13/23	56,570	55,988
	Apple Inc.	2.400%	5/3/23	7,945	7,816
	Apple Inc.	3.000%	2/9/24	23,205	23,359
	Apple Inc.	3.450%	5/6/24	31,296	32,057
	Apple Inc.	2.850%	5/11/24	99,570	99,150
	Apple Inc.	2.750%	1/13/25	48,730	47,897
	Apple Inc.	3.200%	5/13/25	5,330	5,352
	Applied Materials Inc.	2.625%	10/1/20	23,420	23,279
	Baidu Inc.	2.750%	6/9/19	17,575	17,554
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	17,600	17,482
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.200%	1/15/21	11,720	11,356
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	68,959	67,304
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	39,050	37,010
12	Dell International LLC/EMC Corp.	3.480%	6/1/19	27,105	27,116
12	Dell International LLC/EMC Corp.	4.420%	6/15/21	131,237	133,443
	DXC Technology Co.	2.875%	3/27/20	26,340	26,229
	DXC Technology Co.	4.250%	4/15/24	7,195	7,097
12	First Data Corp.	5.750%	1/15/24	29,130	29,931
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	84,457	84,897
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	24,250	24,958
	Marvell Technology Group Ltd.	4.200%	6/22/23	29,250	29,177
	Microsoft Corp.	2.400%	2/6/22	13,500	13,438
	Microsoft Corp.	2.875%	2/6/24	66,555	66,921
12	MSCI Inc.	5.250%	11/15/24	47,664	48,498
12	NXP BV / NXP Funding LLC	3.875%	9/1/22	16,421	16,317
12	NXP BV / NXP Funding LLC	4.875%	3/1/24	43,225	44,360
	Oracle Corp.	2.500%	10/15/22	24,400	24,044
	Oracle Corp.	2.625%	2/15/23	55,752	55,075
	Oracle Corp.	3.625%	7/15/23	8,000	8,204
	Oracle Corp.	2.400%	9/15/23	27,063	26,360
	Oracle Corp.	2.950%	11/15/24	63,255	62,436
	QUALCOMM Inc.	2.600%	1/30/23	81,650	79,659
	QUALCOMM Inc.	2.900%	5/20/24	9,750	9,439
	Tyco Electronics Group SA	2.350%	8/1/19	18,380	18,308
	Tyco Electronics Group SA	4.875%	1/15/21	2,020	2,078
	Tyco Electronics Group SA	3.500%	2/3/22	15,220	15,216
	Tyco Electronics Group SA	3.450%	8/1/24	9,347	9,120
	Verisk Analytics Inc.	5.800%	5/1/21	12,428	13,050
	Verisk Analytics Inc.	4.125%	9/12/22	18,719	19,131
	VMware Inc.	2.300%	8/21/20	29,350	28,928
	VMware Inc.	2.950%	8/21/22	39,030	37,725
	Xilinx Inc.	2.125%	3/15/19	19,555	19,541
	Transportation (1.0%)
12	Air Canada	7.750%	4/15/21	41,931	44,761
5,12	Air Canada 2013-1 Class B Pass Through Trust	5.375%	5/15/21	6,000	6,100
17	Aurizon Network Pty Ltd.	5.750%	10/28/20	23,510	17,939
17	Aurizon Network Pty Ltd.	4.000%	6/21/24	9,320	6,838
5	Continental Airlines 2000-1 Class A-1 Pass Through Trust	8.048%	11/1/20	2,113	2,181
5	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	16,767	17,499
5	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	1,840	1,873

28

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,21	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	19,348	20,456
5	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	36,052	38,896
5	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	6,838	7,458
5	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	12,659	13,060
5	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	933	937
5	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,299	1,314
	Delta Air Lines Inc.	2.875%	3/13/20	41,950	41,689
	Delta Air Lines Inc.	3.400%	4/19/21	109,105	109,010
	Delta Air Lines Inc.	3.800%	4/19/23	97,465	95,799
5,12	Heathrow Funding Ltd.	4.875%	7/15/23	29,550	30,453
17	Qantas Airways Ltd.	7.500%	6/11/21	18,060	14,435
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.650%	8/1/22	10,275	10,857
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	3,591	3,764
5	Spirit Airlines 2015-1 Pass Through Trust B	4.450%	10/1/25	10,566	10,558
5	Spirit Airlines Pass Through Trust 2017-1B	3.800%	2/15/26	44,884	44,276
5	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	15,073	15,645
5	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	6,053	6,448
					12,002,574
Utilities (3.4%)
	Electric (3.1%)
	Alabama Power Co.	3.375%	10/1/20	21,260	21,374
	American Electric Power Co. Inc.	2.150%	11/13/20	42,780	42,185
	Arizona Public Service Co.	8.750%	3/1/19	29,145	29,258
	Baltimore Gas & Electric Co.	3.500%	11/15/21	9,535	9,623
	Baltimore Gas & Electric Co.	2.800%	8/15/22	3,555	3,494
	Berkshire Hathaway Energy Co.	2.375%	1/15/21	26,020	25,934
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	50,295	49,634
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	24,240	24,775
	CenterPoint Energy Inc.	3.600%	11/1/21	39,595	39,809
	CenterPoint Energy Inc.	3.850%	2/1/24	43,770	43,974
	Commonwealth Edison Co.	4.000%	8/1/20	27,778	28,132
	Connecticut Light & Power Co.	5.500%	2/1/19	11,695	11,694
	Dominion Energy Inc.	5.200%	8/15/19	4,175	4,210
12,14	Dominion Energy Inc., 3M USD LIBOR + 0.400%	3.138%	12/1/20	195,160	195,123
	DTE Electric Co.	3.900%	6/1/21	14,230	14,451
	DTE Energy Co.	3.700%	8/1/23	29,165	29,301
	Duke Energy Corp.	3.950%	10/15/23	13,291	13,584
	Duke Energy Ohio Inc.	5.450%	4/1/19	5,930	5,955
12	EDP Finance BV	4.125%	1/15/20	47,918	47,990
12	EDP Finance BV	5.250%	1/14/21	59,720	61,237
12	EDP Finance BV	3.625%	7/15/24	23,905	22,964
	Emera US Finance LP	2.150%	6/15/19	19,105	19,063
12	Enel Finance International NV	2.875%	5/25/22	113,955	109,608
12	Enel Finance International NV	4.250%	9/14/23	31,905	31,776
	Entergy Arkansas Inc.	3.750%	2/15/21	8,520	8,632
	Entergy Louisiana LLC	4.800%	5/1/21	12,415	12,789
17,18	ETSA Utilities Finance Pty Ltd., 3M Australian Bank Bill Rate + 0.260%	2.334%	10/15/19	9,720	7,035
	Exelon Corp.	2.850%	6/15/20	29,290	29,076
	Exelon Corp.	5.150%	12/1/20	17,959	18,414
	Exelon Corp.	2.450%	4/15/21	8,638	8,469
	Exelon Corp.	3.497%	6/1/22	7,263	7,219
	Exelon Generation Co. LLC	2.950%	1/15/20	57,215	57,077
	FirstEnergy Corp.	2.850%	7/15/22	77,498	75,557
	FirstEnergy Corp.	4.250%	3/15/23	48,800	49,951
12	FirstEnergy Transmission LLC	4.350%	1/15/25	21,743	22,273
	Fortis Inc.	2.100%	10/4/21	22,465	21,654
	Georgia Power Co.	2.000%	9/8/20	50,060	49,263
	Georgia Power Co.	2.400%	4/1/21	50,514	49,718
	ITC Holdings Corp.	2.700%	11/15/22	29,250	28,347
12	Kallpa Generacion SA	4.125%	8/16/27	8,100	7,655
	LG&E & KU Energy LLC	3.750%	11/15/20	13,482	13,537
	LG&E & KU Energy LLC	4.375%	10/1/21	9,505	9,687

29

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	National Rural Utilities Cooperative Finance Corp.	1.500%	11/1/19	3,900	3,847
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	27,320	27,146
	NV Energy Inc.	6.250%	11/15/20	6,800	7,172
	Pinnacle West Capital Corp.	2.250%	11/30/20	60,500	59,458
	PPL Capital Funding Inc.	4.200%	6/15/22	2,050	2,093
	PPL Capital Funding Inc.	3.500%	12/1/22	9,215	9,140
	Puget Energy Inc.	6.500%	12/15/20	15,190	16,013
	Puget Energy Inc.	6.000%	9/1/21	4,135	4,370
	Puget Energy Inc.	5.625%	7/15/22	28,065	29,625
	Southern California Edison Co.	2.900%	3/1/21	39,815	39,121
	Southern Co.	2.750%	6/15/20	48,140	47,973
	Southern Co.	2.350%	7/1/21	76,255	74,574
	Southern Power Co.	1.950%	12/15/19	32,735	32,288
	Tampa Electric Co.	5.400%	5/15/21	12,630	13,236
17,18	Victoria Power Networks Finance Pty Ltd., 3M Australian Bank Bill Rate + 0.280%	2.345%	1/17/22	7,300	5,168
	Virginia Electric & Power Co.	5.000%	6/30/19	12,995	13,086
	Virginia Electric & Power Co.	3.450%	9/1/22	15,835	15,980
	Western Massachusetts Electric Co.	3.500%	9/15/21	16,700	16,833
	Natural Gas (0.3%)
12	Engie SA	2.875%	10/10/22	7,269	7,218
	Sempra Energy	2.400%	2/1/20	58,530	57,981
	Sempra Energy	2.400%	3/15/20	10,265	10,158
	Sempra Energy	2.850%	11/15/20	9,770	9,640
	Sempra Energy	2.900%	2/1/23	16,585	16,057
14	Sempra Energy, 3M USD LIBOR + 0.250%	3.037%	7/15/19	82,915	82,619
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	6,570	6,290
	Other Utility (0.0%)
17	DBNGP Finance Co. Pty Ltd.	6.000%	10/11/19	6,190	4,521
17	Energy Partnership Gas Pty Ltd.	4.250%	6/15/20	3,270	2,397
					1,975,505
Total Corporate Bonds (Cost $29,353,350)					29,206,108
Sovereign Bonds (8.6%)
12	Abu Dhabi National Energy Co. PJSC	4.875%	4/23/30	4,600	4,775
12	Arab Petroleum Investments Corp.	4.125%	9/18/23	15,718	15,961
	Arab Republic of Egypt	6.125%	1/31/22	2,985	2,979
19	Arab Republic of Egypt	4.750%	4/16/26	6,000	6,392
19	Argentine Republic	3.875%	1/15/22	14,400	14,787
	Argentine Republic	5.625%	1/26/22	23,955	21,769
19	Argentine Republic	3.375%	1/15/23	16,309	15,779
	Argentine Republic	6.875%	1/26/27	5,515	4,668
12	Avi Funding Co. Ltd.	2.850%	9/16/20	11,075	10,982
	Avi Funding Co. Ltd.	2.850%	9/16/20	8,875	8,818
12	Banco do Brasil SA	4.625%	1/15/25	8,000	7,847
	Banco Nacional de Desenvolvimento Economico e Social	6.500%	6/10/19	48,800	49,318
12	Banque Ouest Africaine de Developpement	5.500%	5/6/21	6,500	6,656
12	Banque Ouest Africaine de Developpement	5.000%	7/27/27	17,455	17,076
12	Bermuda	4.138%	1/3/23	6,000	6,106
12	Bermuda	4.854%	2/6/24	2,861	2,986
12	BNG Bank NV	2.125%	12/14/20	36,883	36,540
12	BOC Aviation Ltd.	2.375%	9/15/21	14,650	14,181
	CCBL Cayman Corp. Ltd.	3.250%	7/28/20	19,500	19,360
12	CDP Financial Inc.	4.400%	11/25/19	51,960	52,636
12	CDP Financial Inc.	3.150%	7/24/24	24,580	24,682
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	7,000	7,150
5	City of Buenos Aires	8.950%	2/19/21	7,410	7,459
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	6,100	6,056
12	CNPC General Capital Ltd.	2.750%	5/14/19	9,765	9,753
	CNPC General Capital Ltd.	2.700%	11/25/19	8,000	7,979
	Corp Financiera de Desarrollo SA	4.750%	7/15/25	18,465	19,010

30

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Corp. Andina de Fomento	2.200%	7/18/20	49,986	49,316
	Corp. Andina de Fomento	4.375%	6/15/22	17,129	17,801
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	2,000	2,001
[12]	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,825	4,946
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	9,500	9,752
[12]	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	9,896	10,088
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	18,415	18,813
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	9,269	9,164
	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	8,800	9,167
[12]	CPPIB Capital Inc.	1.250%	9/20/19	78,037	77,310
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	2,705	2,686
[12]	Dexia Credit Local SA	2.500%	1/25/21	97,550	97,029
[12,22]	Dexia Credit Local SA	1.875%	9/15/21	9,765	9,544
[12]	Dexia Credit Local SA	2.375%	9/20/22	5,800	5,712
	Dominican Republic	6.600%	1/28/24	4,125	4,399
[12]	Electricite de France SA	4.500%	9/21/28	97,255	97,377
	Emirate of Abu Dhabi	3.125%	10/11/27	41,730	40,756
	Empresa Nacional del Petroleo	3.750%	8/5/26	2,130	2,059
[5]	Empresa Nacional del Petroleo	5.250%	11/6/29	680	711
[5,12]	Empresa Nacional del Petroleo	5.250%	11/6/29	22,460	23,583
[5,12]	ENA Norte Trust	4.950%	4/25/28	1,270	1,277
	Equinor ASA	2.250%	11/8/19	19,500	19,421
	Equinor ASA	2.900%	11/8/20	10,000	10,032
	Equinor ASA	3.150%	1/23/22	2,000	2,027
	Export-Import Bank of China	2.500%	7/31/19	6,395	6,385
	Export-Import Bank of India	2.750%	4/1/20	3,870	3,836
	Export-Import Bank of India	2.750%	8/12/20	5,317	5,252
	Export-Import Bank of Korea	2.375%	8/12/19	14,980	14,940
	Export-Import Bank of Korea	1.500%	10/21/19	56,405	55,840
	Export-Import Bank of Korea	5.125%	6/29/20	20,000	20,571
	Export-Import Bank of Korea	4.000%	1/29/21	2,000	2,037
	Export-Import Bank of Korea	2.750%	1/25/22	2,500	2,468
	Export-Import Bank of Korea	3.000%	11/1/22	16,878	16,730
[14]	Export-Import Bank of Korea, 3M USD LIBOR + 0.460%	3.221%	10/21/19	4,510	4,511
[14]	Export-Import Bank of Korea, 3M USD LIBOR + 0.700%	3.389%	5/26/19	11,506	11,521
[14]	Export-Import Bank of Korea, 3M USD LIBOR + 0.925%	3.466%	11/1/22	6,950	6,992
	Federal Republic of Nigeria	7.625%	11/21/25	13,340	13,779
	Federative Republic of Brazil	5.000%	1/27/45	5,815	5,364
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	19,500	19,483
[12]	Fondo MIVIVIENDA SA	3.375%	4/2/19	19,500	19,476
	Fondo MIVIVIENDA SA	3.375%	4/2/19	4,850	4,855
	Fondo MIVIVIENDA SA	3.500%	1/31/23	9,720	9,559
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	7,405	7,494
[12]	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	7,900	7,881
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	5,400	5,384
	ICBCIL Finance Co. Ltd.	3.000%	4/5/20	22,740	22,593
[12]	Indonesia Asahan Aluminium Persero PT	5.230%	11/15/21	11,990	12,425
	Industrial & Commercial Bank of China Ltd.	1.875%	5/23/19	4,800	4,784
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	22,300	22,286
	Industrial & Commercial Bank of China Ltd.	2.905%	11/13/20	7,050	6,978
[14]	Industrial & Commercial Bank of China Ltd., 3M USD LIBOR + 0.750%	3.341%	11/8/20	20,000	20,000
[23]	Japan Bank for International Cooperation	2.125%	7/21/20	38,055	37,711
[14,23]	Japan Bank for International Cooperation, 3M USD LIBOR + 0.390%	3.151%	7/21/20	5,856	5,877
[23]	Japan Finance Organization for Municipalities	4.000%	1/13/21	9,750	9,951
[24]	Japan Treasury Discount Bill	0.000%	3/18/19	32,895,950	302,049
[12]	KazMunayGas National Co. JSC	3.875%	4/19/22	11,120	11,106
[12]	KazMunayGas National Co. JSC	6.375%	10/24/48	2,800	2,996
[12]	Kingdom of Saudi Arabia	2.375%	10/26/21	1,615	1,571
	Kingdom of Saudi Arabia	2.375%	10/26/21	59,110	57,503

31

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Korea Development Bank	1.375%	9/12/19	19,715	19,544
	Korea Development Bank	2.500%	3/11/20	4,550	4,524
	Korea Development Bank	4.625%	11/16/21	2,795	2,907
[14]	Korea Development Bank, 3M USD LIBOR + 0.350%	3.158%	7/3/19	37,070	37,083
[12]	Korea Expressway Corp.	3.625%	10/22/21	7,780	7,879
	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	5,750	5,681
[12]	Korea Southern Power Co. Ltd.	3.000%	1/29/21	19,505	19,420
	KSA Sukuk Ltd.	2.894%	4/20/22	79,355	78,044
[12]	Nederlandse Waterschapsbank NV	1.250%	9/9/19	19,725	19,563
	North American Development Bank	2.400%	10/26/22	2,700	2,643
	NTPC Ltd.	4.250%	2/26/26	5,300	5,179
[12]	OCP SA	5.625%	4/25/24	7,800	8,112
[12]	Ontario Teachers’ Cadillac Fairview Properties Trust	3.125%	3/20/22	54,524	54,071
[12]	Ontario Teachers’ Cadillac Fairview Properties Trust	3.875%	3/20/27	6,000	5,972
	Ooredoo International Finance Ltd.	7.875%	6/10/19	18,391	18,694
[5]	Oriental Republic of Uruguay	4.375%	1/23/31	15,266	15,266
	Petrobras Global Finance BV	6.125%	1/17/22	15,709	16,494
	Petrobras Global Finance BV	6.250%	3/17/24	3,730	3,916
	Petrobras Global Finance BV	5.299%	1/27/25	25,743	25,775
	Petrobras Global Finance BV	8.750%	5/23/26	6,565	7,697
	Petrobras Global Finance BV	7.375%	1/17/27	2,611	2,830
	Petroleos Mexicanos	8.000%	5/3/19	152,392	154,186
	Petroleos Mexicanos	5.500%	1/21/21	220,134	221,228
	Petroleos Mexicanos	6.375%	2/4/21	30,625	30,994
	Petroleos Mexicanos	5.375%	3/13/22	15,115	15,045
	Petroleos Mexicanos	6.875%	8/4/26	37,757	37,418
	Petroleos Mexicanos	6.500%	3/13/27	20,570	19,804
	Petroleos Mexicanos	6.500%	1/23/29	13,072	12,298
	Petronas Capital Ltd.	5.250%	8/12/19	10,580	10,702
	Petronas Global Sukuk Ltd.	2.707%	3/18/20	2,050	2,039
[12,19]	Portuguese Republic	1.950%	6/15/29	110,800	130,759
	Province of Alberta	1.900%	12/6/19	24,370	24,210
	Province of Alberta	1.750%	8/26/20	1,300	1,281
[12]	Province of Alberta	1.750%	8/26/20	149,451	147,250
	Province of Nova Scotia	8.250%	7/30/22	12,785	14,907
	Province of Ontario	1.250%	6/17/19	24,405	24,255
	Province of Ontario	4.400%	4/14/20	25,595	26,081
	Province of Ontario	1.875%	5/21/20	9,770	9,662
	Province of Quebec	2.750%	8/25/21	16,785	16,789
[15]	Province of Quebec, 1M USD LIBOR + 0.130%	2.920%	9/21/20	17,600	17,621
[5,12]	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	2,138	2,167
[5]	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	6,747	6,865
	Republic of Colombia	7.375%	3/18/19	29,980	30,130
	Republic of Colombia	4.375%	7/12/21	72,400	74,119
	Republic of Colombia	4.000%	2/26/24	8,900	8,956
[5]	Republic of Colombia	4.500%	3/15/29	35,002	35,825
	Republic of Colombia	10.375%	1/28/33	2,581	3,896
	Republic of Croatia	6.750%	11/5/19	118,569	121,575
	Republic of Guatemala	5.750%	6/6/22	1,873	1,965
	Republic of Guatemala	4.375%	6/5/27	525	504
	Republic of Honduras	8.750%	12/16/20	15,416	16,646
	Republic of Hungary	4.000%	3/25/19	9,800	9,812
	Republic of Hungary	6.250%	1/29/20	114,828	118,280
	Republic of Hungary	6.375%	3/29/21	27,433	29,113
	Republic of Hungary	5.375%	2/21/23	7,600	8,113
	Republic of Hungary	5.750%	11/22/23	11,505	12,569
	Republic of Indonesia	11.625%	3/4/19	9,595	9,669
	Republic of Indonesia	4.875%	5/5/21	28,504	29,341
[12]	Republic of Indonesia	3.700%	1/8/22	10,072	10,110
	Republic of Indonesia	3.750%	4/25/22	11,100	11,169
	Republic of Indonesia	3.375%	4/15/23	8,300	8,187
	Republic of Indonesia	5.875%	1/15/24	34,090	37,297
	Republic of Indonesia	4.450%	2/11/24	14,875	15,022
	Republic of Indonesia	4.125%	1/15/25	2,250	2,275

32

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
19	Republic of Kazakhstan	1.550%	11/9/23	4,665	5,429
	Republic of Korea	7.125%	4/16/19	8,800	8,877
12	Republic of Latvia	2.750%	1/12/20	4,000	3,980
	Republic of Lithuania	7.375%	2/11/20	144,433	150,510
12	Republic of Lithuania	6.125%	3/9/21	8,205	8,688
	Republic of Lithuania	6.125%	3/9/21	54,670	57,932
	Republic of Lithuania	6.625%	2/1/22	16,400	17,947
	Republic of Panama	5.200%	1/30/20	43,704	44,578
	Republic of Panama	9.375%	4/1/29	2,345	3,347
	Republic of Paraguay	4.625%	1/25/23	6,788	6,910
	Republic of Poland	5.125%	4/21/21	22,315	23,375
	Republic of Poland	5.000%	3/23/22	46,710	49,461
	Republic of Serbia	4.875%	2/25/20	34,929	35,403
	Republic of Serbia	7.250%	9/28/21	49,085	53,379
	Republic of Slovenia	5.500%	10/26/22	11,740	12,578
	Republic of Slovenia	5.850%	5/10/23	2,100	2,298
12	Republic of Slovenia	5.250%	2/18/24	8,600	9,324
	Republic of the Philippines	8.375%	6/17/19	32,877	33,535
	Republic of Turkey	7.000%	6/5/20	163,783	167,878
	Republic of Turkey	4.250%	4/14/26	12,400	10,912
	Republic of Turkey	5.750%	5/11/47	3,740	3,183
	Russian Federation	4.250%	6/23/27	3,400	3,324
17,18	SGSP Australia Assets Pty Ltd., 3M Australian Bank Bill Rate + 1.600%	3.687%	3/25/20	5,700	4,170
12	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	20,200	20,856
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	6,200	6,411
	Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/24	8,500	8,788
	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	4,800	4,761
12	Sinopec Group Overseas Development 2017 Ltd.	2.375%	4/12/20	35,215	34,826
12	Sinopec Group Overseas Development 2018 Ltd.	4.125%	9/12/25	24,320	24,867
12	Slovak Republic	4.375%	5/21/22	5,500	5,713
	Slovak Republic	4.375%	5/21/22	3,000	3,127
	Socialist Republic of Vietnam	6.750%	1/29/20	17,130	17,662
14	State Bank of India, 3M USD LIBOR + 0.950%	3.745%	4/6/20	42,900	42,991
	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	2,234	2,233
	State Grid Overseas Investment 2016 Ltd.	2.250%	5/4/20	2,800	2,767
	State of Israel	4.000%	6/30/22	22,255	22,980
	State of Israel	3.150%	6/30/23	26,725	26,926
19	State of Israel	2.875%	1/29/24	2,710	3,465
	State of Israel	3.250%	1/17/28	36,514	36,230
19	State of Israel	1.500%	1/16/29	18,255	21,312
	State of Kuwait	2.750%	3/20/22	42,883	42,421
	State of Qatar	6.550%	4/9/19	14,721	14,824
	Sultanate of Oman	5.375%	3/8/27	6,100	5,538
12	Temasek Financial I Ltd.	4.300%	10/25/19	7,250	7,324
12	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	4,886
	Ukraine	8.994%	2/1/24	11,436	11,262
	Ukraine	9.750%	11/1/28	1,385	1,376
	United Mexican States	3.625%	3/15/22	26,482	26,465
25	United Mexican States	8.000%	12/7/23	5,170,000	268,288
25	United Mexican States	10.000%	12/5/24	326,000	18,437
Total Sovereign Bonds (Cost $4,988,342)					4,974,046
Taxable Municipal Bonds (0.1%)
	California Department of Water Resources Water System Revenue (Central Valley Project)	1.871%	12/1/19	255	253
	California GO	6.200%	10/1/19	13,650	13,965
	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 2010-EGSL	3.220%	2/1/21	1,894	1,894
	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 2010-ELL	3.450%	2/1/22	5,771	5,778

33

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date		Face Amount ($000)	Market Value ($000)
	San Jose California Redevelopment Agency Successor Agency Tax Allocation	2.098%	8/1/19		16,589	16,545
	University of California Revenue	1.745%	5/15/19		6,250	6,235
Total Taxable Municipal Bonds (Cost $44,671)						44,670
Tax-Exempt Municipal Bonds (0.1%)
20,26	California Pollution Control Financing Authority Revenue (Pacific Gas & Electric Co.) VRDO (Cost $53,170)	4.500%	2/1/19		53,170	53,170
Convertible Preferred Stocks (0.0%)
§,20	Lehman Brothers Holdings Inc. Pfd. (Cost $28,923)	7.250%	Perpetual		29,160	—

					Shares
Temporary Cash Investments (7.4%)
Money Market Fund (5.4%)
27	Vanguard Market Liquidity Fund	2.572%			31,378,677	3,137,868

					Face Amount ($000)
Certificate of Deposit (0.4%)
	Cooperatieve Rabobank UA	1.980%	10/25/19		248,845	247,344

Commercial Paper (1.6%)
12,28	EI du Pont de Nemours & Co	2.887%	4/15/19		42,430	42,174
12,28	EI du Pont de Nemours & Co	2.878%	4/18/19		84,860	84,330
12,28	Enbridge US Inc.	2.897%	3/4/19		174,860	174,416
28	NextEra Energy Capital Holdings Inc.	2.872%	3/20/19		21,665	21,578
28	NextEra Energy Capital Holdings Inc.	2.883%	3/22/19		24,240	24,139
28	NextEra Energy Capital Holdings Inc.	2.894%	3/28/19		48,575	48,348
12,28	NextEra Energy Capital Holdings Inc.	2.938%	4/16/19		48,570	48,268
12,28	NextEra Energy Capital Holdings Inc.	2.951%	5/2/19		42,745	42,442
12,28	TransCanada Pipelines Ltd.	2.881%	5/1/19		33,270	33,021
	Union Electric Co	2.807%	3/6/19		242,865	242,241
12,28	VW Credit Inc.	3.122%	7/1/19		174,000	171,498
						932,455
Total Temporary Cash Investments (Cost $4,319,489)						4,317,667

		Expiration Date	Contracts	Exercise Price	Notional Amount ($000)
Options Purchased (0.0%)
Exchange-Traded Options
Put Options
	10-Year U.S. Treasury Note Futures Contracts	2/22/19	1,038	$119.00	123,522	—

34

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
5-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.411% Semiannually	HSBCC	1/28/20	2.411%	194,400	1,886

30-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.816% Semiannually	JPMC	4/30/19	2.816%	31,340	633
					2,519
Put Swaptions
30-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.816% Semiannually	JPMC	4/30/19	2.816%	31,340	633
Total Options Purchased (Cost $2,853)					3,152
Total Investments (100.6%) (Cost $58,738,885)					58,509,202
Other Assets and Liabilities—Net (-0.6%)					(345,048)
Net Assets (100%)					58,164,154

§	Security value determined using significant unobservable inputs.
1	Securities with a value of $17,911,000 have been segregated as initial margin for open cleared swap contracts.
2	Securities with a value of $106,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
3	Securities with a value of $47,566,000 have been segregated as collateral for open forward currency contracts and open over-the-counter swap contracts.
4	Securities with a value of $40,867,000 have been segregated as initial margin for open futures contracts.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6

The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

7	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2019.
8	Adjustable-rate security based upon 12-month USD LIBOR plus spread.
9	Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
10	Interest-only security.
11	Inverse floating rate Interest-only security whose interest rate is derived by subtracting 1-month USD LIBOR from a cap.
12

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2019, the aggregate value of these securities was $13,258,865,000, representing 22.8% of net assets.

13	Security made only partial principal and/or interest payments during the period ended January 31, 2019.
14	Adjustable-rate security based upon 3-month USD LIBOR plus spread.
15	Adjustable-rate security based upon 1-month USD LIBOR plus spread.
16	Face amount denominated in British pounds.
17	Face amount denominated in Australian dollars.
18	Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
19	Face amount denominated in euro.
20	Non-income-producing security—security in default.
21	Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
22	Guaranteed by multiple countries.
23	Guaranteed by the Government of Japan.
24	Face amount denominated in Japanese yen.
25	Face amount denominated in Mexican peso.
26	Scheduled principal and interest payments are guaranteed by bank letter of credit.

35

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

27	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
28

Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At January 31, 2019, the aggregate value of these securities was $690,214,000, representing 1.2% of net assets.

GO—General Obligation Bond.
HSBCC—HSBC Bank USA, N.A.
JPMC—JP Morgan Chase Bank.
REMICS—Real Estate Mortgage Investment Conduits.
VRDO—Variable Rate Demand Obligation.

36

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (8.2%)
U.S. Government Securities (7.6%)
1	United States Treasury Note/Bond	1.500%	2/28/23	613,000	590,779
2	United States Treasury Note/Bond	2.625%	2/28/23	265,000	266,945
2,3	United States Treasury Note/Bond	1.500%	3/31/23	210,000	202,224
	United States Treasury Note/Bond	2.500%	3/31/23	325,000	325,812
2,3	United States Treasury Note/Bond	1.750%	5/15/23	170,000	165,220
	United States Treasury Note/Bond	1.625%	5/31/23	31,000	29,963
	United States Treasury Note/Bond	2.750%	5/31/23	120,000	121,537
	United States Treasury Note/Bond	2.875%	4/30/25	100,000	102,156
	United States Treasury Note/Bond	3.000%	9/30/25	40,000	41,188
	United States Treasury Note/Bond	1.500%	8/15/26	60,015	55,692
2	United States Treasury Note/Bond	2.250%	11/15/27	30,000	29,161
	United States Treasury Note/Bond	2.750%	2/15/28	36,152	36,547
4	United States Treasury Note/Bond	2.875%	5/15/28	200,000	204,156
	United States Treasury Note/Bond	2.875%	8/15/28	30,000	30,623
	United States Treasury Note/Bond	3.125%	11/15/28	5,000	5,212
					2,207,215
Conventional Mortgage-Backed Securities (0.1%)
5,6,7	Fannie Mae Pool	4.000%	12/1/48–3/1/49	42,130	43,112

Nonconventional Mortgage-Backed Securities (0.5%)
6,8	Fannie Mae REMICS	4.000%	3/25/43–2/25/48	31,818	6,331
6,8	Fannie Mae REMICS	4.500%	9/25/47	16,231	3,610
6,8	Fannie Mae REMICS	5.000%	6/25/45	22,123	4,342
6,8	Fannie Mae REMICS	5.500%	2/25/46	11,960	2,516
6,8	Fannie Mae REMICS	6.000%	12/25/47	14,064	3,329
6,8	Fannie Mae REMICS 2012-138	4.500%	12/25/42	9,169	2,246
6,8	Fannie Mae REMICS 2013-20	4.000%	3/25/43	11,095	2,093
6,8	Fannie Mae REMICS 2013-39D	4.000%	6/25/42	9,552	1,518
6,8	Fannie Mae REMICS 2013-43	4.000%	5/25/43	28,185	5,345
6,8	Fannie Mae REMICS 2015-22	6.000%	4/25/45	12,545	2,892
6,8	Fannie Mae REMICS 2015-28	4.000%	5/25/45	10,662	2,067
6,8	Fannie Mae REMICS 2016-3	4.000%	2/25/46	24,410	4,608
6,8	Fannie Mae REMICS 2016-3	6.000%	2/25/46	11,107	2,606
5,6,9	Fannie Mae REMICS, 6.050% - 1M USD LIBOR	3.540%	3/25/46	34,715	5,969
5,6,9	Fannie Mae REMICS, 6.150% - 1M USD LIBOR	3.640%	5/25/47	48,538	8,091
5,6,9	Fannie Mae REMICS, 6.200% - 1M USD LIBOR	3.690%	10/25/47	31,590	5,745
5,6,10	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.893%	4.643%	9/1/32	132	135
5,6,11	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	4.500%	8/1/32	217	223
6,8	Freddie Mac REMICS	4.000%	10/15/42–12/15/47	35,203	6,460
5,6,9	Freddie Mac REMICS, 6.150% - 1M USD LIBOR	3.641%	1/15/42–1/15/45	23,894	3,865
5,6,9	Freddie Mac REMICS, 6.200% - 1M USD LIBOR	3.691%	12/15/47	12,156	2,264
8	Ginnie Mae REMICS	4.000%	3/20/42–12/20/47	64,989	11,810
8	Ginnie Mae REMICS	4.500%	3/20/43–1/20/48	88,654	18,128
8	Ginnie Mae REMICS	5.000%	2/20/40	19,523	4,165
5,9	Ginnie Mae REMICS, 5.650% - 1M USD LIBOR	3.147%	8/20/45	20,352	2,981
5,9	Ginnie Mae REMICS, 6.100% - 1M USD LIBOR	3.597%	9/20/46	15,167	2,827
5,9	Ginnie Mae REMICS, 6.200% - 1M USD LIBOR	3.697%	9/20/47–12/20/47	96,900	16,117
					132,283
Total U.S. Government and Agency Obligations (Cost $2,393,574)					2,382,610
Asset-Backed/Commercial Mortgage-Backed Securities (20.4%)
5	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	1,545	1,545
5	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	6,140	6,058
5	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	18,930	18,794
5	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	5,050	5,007
5	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	19,100	18,844
5	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	20,040	20,148
5	Ally Master Owner Trust Series 2018-2	3.300%	7/17/23	17,850	17,953
5,12	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	3,899	3,939
5,12	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	1,060	1,081

37

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,12	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	6,568	6,598
5,12	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	5,114	5,082
5,12	American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	2,763	2,784
5,12	American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	1,070	1,094
12	American Tower Trust #1	3.652%	3/23/28	5,300	5,238
5,12	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	6,402	6,584
5,12	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	3,540	3,718
5	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	43	43
5	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	3,200	3,211
5	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	2,980	2,997
5	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	3,280	3,300
5	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	3,390	3,364
5	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	7,205	7,122
5	AmeriCredit Automobile Receivables Trust 2017-3	1.690%	12/18/20	14,532	14,515
5	AmeriCredit Automobile Receivables Trust 2018-2	4.010%	7/18/24	9,460	9,553
5,12	AOA Mortgage Trust 2015-1177	2.957%	12/13/29	1,330	1,326
5,12	Applebee’s Funding LLC/IHOP Funding LLC	4.277%	9/5/44	1,244	1,239
5,12	ARL Second LLC 2014-1A	2.920%	6/15/44	4,873	4,774
5,12	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	1,482	1,504
5,12	Aventura Mall Trust 2018-AVM	4.112%	7/5/40	36,180	37,661
5,12	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	1,717	1,717
5,12	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	7,140	7,074
5,12	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	15,725	15,547
5,12	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	1,540	1,530
5,12	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	4,220	4,167
5,12	Avis Budget Rental Car Funding AESOP LLC 2017-2A	2.970%	3/20/24	6,370	6,266
5,12	Avis Budget Rental Car Funding AESOP LLC 2018-1A	3.700%	9/20/24	6,200	6,297
5,12	Avis Budget Rental Car Funding AESOP LLC 2018-1A	4.730%	9/20/24	1,110	1,130
5,12	Avis Budget Rental Car Funding AESOP LLC 2018-2A	4.000%	3/20/25	13,490	13,740
5,12	BAMLL Commercial Mortgage Securities Trust 2012-PARK	2.959%	12/10/30	4,975	4,976
5	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%	9/15/48	3,350	3,386
5	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705%	9/15/48	3,916	3,983
5	Banc of America Commercial Mortgage Trust 2015-UBS7	4.362%	9/15/48	360	366
5	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	1,520	1,525
5	BANK 2017 - BNK4	3.625%	5/15/50	3,435	3,457
5	BANK 2017 - BNK5	3.390%	6/15/60	3,585	3,559
5	BANK 2017 - BNK6	3.254%	7/15/60	4,620	4,521
5	BANK 2017 - BNK6	3.518%	7/15/60	5,740	5,730
5	BANK 2017 - BNK6	3.741%	7/15/60	1,310	1,312
5	BANK 2017 - BNK7	3.435%	9/15/60	5,490	5,460
5	BANK 2017 - BNK8	3.488%	11/15/50	11,520	11,457
5	BANK 2017 - BNK9	3.538%	11/15/54	8,545	8,547
5	BANK 2018 - BN12	4.255%	5/15/61	3,960	4,176
5	BANK 2018 - BN13	4.217%	8/15/61	7,560	7,941
5	BANK 2018 - BN15	4.407%	11/15/61	16,127	17,213
5	BANK 2018 - BNK10	3.641%	2/15/61	4,430	4,504
5	BANK 2018 - BNK10	3.688%	2/15/61	11,760	11,903
5	BANK 2018-BN14	4.185%	9/15/60	2,205	2,309
5	BANK 2018-BN14	4.231%	9/15/60	10,850	11,430
5,12,13	Bank of America Student Loan Trust 2010-1A, 3M USD LIBOR + 0.800%	3.571%	2/25/43	3,331	3,334
	Bank of Nova Scotia	1.875%	4/26/21	10,820	10,580
5	BENCHMARK 2018-B1 Mortgage Trust	3.602%	1/15/51	2,910	2,954
5	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	6,570	6,635
5	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	2,350	2,358
5	BENCHMARK 2018-B1 Mortgage Trust	4.059%	1/15/51	6,320	6,347
5	BENCHMARK 2018-B1 Mortgage Trust	4.118%	1/15/51	9,810	9,647
5	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	15,590	15,997
5	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	7,230	7,502

38

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	BENCHMARK 2018-B5 Mortgage Trust	4.208%	7/15/51	5,920	6,225
5	BENCHMARK 2018-B6 Mortgage Trust	4.170%	10/10/51	3,047	3,201
5	BENCHMARK 2018-B6 Mortgage Trust	4.261%	10/10/51	12,270	12,953
5	BENCHMARK 2018-B8 Mortgage Trust	4.232%	1/15/52	6,624	6,982
5	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	7,910	7,857
5	BMW Vehicle Lease Trust 2017-2	2.190%	3/22/21	3,460	3,431
5	BMW Vehicle Lease Trust 2018-1A	3.360%	3/21/22	2,200	2,221
5	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	4,010	3,969
5,13	Brazos Higher Education Authority Inc. Series 2005-3, 3M USD LIBOR + 0.200%	3.022%	6/25/26	2,711	2,695
5,13	Brazos Higher Education Authority Inc. Series 2011-1, 3M USD LIBOR + 0.800%	3.477%	2/25/30	5,375	5,370
5,12	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	938	930
5,12	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	1,479	1,467
5,12	CAL Funding II Ltd. Series 2018-2A	4.340%	9/25/43	6,854	6,955
5,12	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	3,290	3,286
5	California Republic Auto Receivables Trust 2016-1	3.430%	2/15/22	8,000	7,998
5	California Republic Auto Receivables Trust 2016-1	4.560%	12/15/22	8,320	8,401
5	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	2,199	2,184
5	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	1,120	1,105
5	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	540	537
5,12	Canadian Pacer Auto Receivables Trust A Series 2017	2.050%	3/19/21	4,910	4,885
5,12	Canadian Pacer Auto Receivables Trust A Series 2017	2.286%	1/19/22	3,450	3,419
5,12	Canadian Pacer Auto Receivables Trust A Series 2018	3.220%	9/19/22	3,310	3,331
5,12	Canadian Pacer Auto Receiveable Trust A Series 2018	3.270%	12/19/22	2,880	2,922
5,12	Canadian Pacer Auto Receiveables Trust 2018-2	3.440%	8/21/23	1,280	1,310
5	Capital Auto Receivables Asset Trust 2015-3	2.430%	9/21/20	2,430	2,429
5	Capital Auto Receivables Asset Trust 2015-3	2.900%	12/21/20	2,700	2,700
5	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	360	360
5	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	1,630	1,609
5	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	900	894
5,12	Capital Auto Receivables Asset Trust 2017-1	2.020%	8/20/21	5,830	5,788
5,12	Capital Auto Receivables Asset Trust 2017-1	2.220%	3/21/22	4,060	4,008
5	Capital One Multi-Asset Execution Trust 2017-A4	1.990%	7/17/23	33,775	33,322
5,12	CARDS II Trust 2018-2A	3.047%	4/17/23	16,110	16,109
5	CarMax Auto Owner Trust 2015-2	3.040%	11/15/21	2,010	2,008
5	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	1,945	1,935
5	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	2,795	2,790
5	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	1,930	1,906
5	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	2,160	2,150
5	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	1,930	1,899
5	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	1,360	1,347
5	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	6,110	6,031
5	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	3,460	3,421
5	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	1,640	1,615
5	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	1,640	1,620
5	CarMax Auto Owner Trust 2018-1	2.230%	5/17/21	9,583	9,559
5	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	19,230	19,076
5	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	3,040	3,019
5	CarMax Auto Owner Trust 2018-1	2.830%	9/15/23	5,020	4,994
5	CarMax Auto Owner Trust 2018-1	2.950%	11/15/23	1,560	1,536
5	CarMax Auto Owner Trust 2018-2	3.370%	10/16/23	2,140	2,165
5	CarMax Auto Owner Trust 2018-2	3.570%	12/15/23	3,090	3,123
5	CarMax Auto Owner Trust 2018-2	3.990%	4/15/25	2,390	2,420
5	CarMax Auto Owner Trust 2018-3	3.130%	6/15/23	13,490	13,552
5	CarMax Auto Owner Trust 2018-3	3.270%	3/15/24	6,740	6,857
5	CarMax Auto Owner Trust 2018-4	3.360%	9/15/23	9,160	9,275
5	CarMax Auto Owner Trust 2018-4	3.480%	2/15/24	3,370	3,433
5	CarMax Auto Owner Trust 2018-4	3.670%	5/15/24	2,960	3,022
5	CarMax Auto Owner Trust 2018-4	3.850%	7/15/24	2,010	2,052
5	CarMax Auto Owner Trust 2018-4	4.150%	4/15/25	1,360	1,389
5	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	17,440	16,604
5	CD 2016-CD1 Commercial Mortgage Trust	3.631%	8/10/49	5,510	5,169
5	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	9,825	9,931

39

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	4,970	4,982
5	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	6,270	6,228
5	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	2,315	2,300
5,12	CFCRE Commercial Mortgage Trust 2011-C2	5.756%	12/15/47	5,260	5,576
5	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	4,826	4,735
5,12	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	12,419	12,383
5,12	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	12,119	12,110
5,12	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	514	514
5,12	Chrysler Capital Auto Receivables Trust 2015-BA	2.700%	12/15/20	2,315	2,314
5,12	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	3,600	3,602
5,12	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	5,510	5,544
5,12	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	6/15/22	2,370	2,368
5,12	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	8,530	8,617
5,12	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%	7/15/21	2,571	2,558
5,12	Chrysler Capital Auto Receivables Trust 2016-BA	1.870%	2/15/22	4,680	4,624
5	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	19,850	19,734
5,12	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,017	2,040
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,015	6,017
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	824	839
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,910	2,007
5	Citigroup Commercial Mortgage Trust 2014-GC19	3.753%	3/10/47	528	546
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	16,273	16,889
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	23,296	23,697
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	9,060	9,328
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	8,949	9,121
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	2,020	2,068
5	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	800	796
5	Citigroup Commercial Mortgage Trust 2014-GC23	4.446%	7/10/47	1,250	1,255
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	4,729	4,754
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	13,083	13,322
5	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	2,170	2,240
5	Citigroup Commercial Mortgage Trust 2014-GC25	4.528%	10/10/47	3,270	3,306
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	6,418	6,366
5	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	38,770	39,744
5	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	17,447	17,849
5	Citigroup Commercial Mortgage Trust 2015-GC33	4.569%	9/10/58	900	894
5	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	9,456	9,330
5	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	17,560	16,902
5	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	6,325	6,295
5	Citigroup Commercial Mortgage Trust 2017-P8	3.465%	9/15/50	13,140	13,023
5	Citigroup Commercial Mortgage Trust 2017-P8	4.192%	9/15/50	3,150	3,161
5	Citigroup Commercial Mortgage Trust 2017-P8	4.271%	9/15/50	3,150	3,034
5	Citigroup Commercial Mortgage Trust 2018-C5	4.228%	6/10/51	900	944
5	Citigroup Commercial Mortgage Trust 2018-C6	4.343%	11/10/51	7,300	7,653
5	Citigroup Commercial Mortgage Trust 2018-C6	4.412%	11/10/51	16,880	17,995
5,12	CKE Restaurants Holdings Inc 2018-1A	5.710%	6/20/48	12,648	13,124
5,12	CLI Funding V LLC 2013-1A	2.830%	3/18/28	2,274	2,238
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,971	2,965
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	3,900	3,923
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	6,644	6,568
5,12	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	6,160	6,155
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,899	6,753
5	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	420	416
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,919	2,869
5,12	COMM 2013-300P Mortgage Trust	4.353%	8/10/30	12,270	12,837
5	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	71	72
5	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	742	755
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	4,875	5,044
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	4,757	4,980
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,682	1,700
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	5,860	6,027
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	13,048	13,501
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	23,397	24,442
5	COMM 2013-CCRE13 Mortgage Trust	4.900%	11/10/46	855	902

40

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	COMM 2013-CCRE13 Mortgage Trust	4.900%	11/10/46	3,025	3,101
5,12	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	9,240	9,131
5,12	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	1,400	1,387
5	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	681	685
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	8,560	8,717
5	COMM 2013-CCRE9 Mortgage Trust	4.233%	7/10/45	5,388	5,636
5,12	COMM 2013-CCRE9 Mortgage Trust	4.257%	7/10/45	2,780	2,803
5,12	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	1,244	1,263
5	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	585	608
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,883	3,857
5,12	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	6,702	6,676
5,12	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	18,320	18,671
5	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	500	517
5	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	4,432	4,637
5	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	847	846
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	4,350	4,525
5	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	1,300	1,354
5	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	1,010	1,025
5	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	6,335	6,559
5	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	1,290	1,321
5	COMM 2014-CCRE17 Mortgage Trust	4.738%	5/10/47	4,400	4,438
5	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	6,260	6,345
5	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	10,820	11,133
5	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	5,200	5,216
5	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	15,433	15,696
5	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	22,572	22,888
5	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,438	2,519
5	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	2,465	2,510
5	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	4,100	4,189
5	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	3,748	3,807
5	COMM 2015-CCRE27 Mortgage Trust	4.471%	10/10/48	1,760	1,779
5	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	7,183	7,138
5,12	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	5,538	5,534
5	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	6,650	6,687
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	6,150	6,252
5	CSAIL 2015-C3 Commercial Mortgage Trust	4.355%	8/15/48	2,160	2,181
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	11,120	11,359
5	CSAIL 2016-C5 Commercial Mortgage Trust	4.537%	11/15/48	3,620	3,660
5	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	12,730	12,686
5	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	6,880	6,807
5	CSAIL 2018-CX12 Commercial Mortgage Trust	4.224%	8/15/51	12,490	13,067
5,12	Daimler Trucks Retail Trust 2018-1	3.030%	11/15/24	7,290	7,293
5	DBGS Mortgage Trust 2018-C1	4.466%	10/15/51	17,800	19,046
5	DBJPM 16-C1 Mortgage Trust	3.350%	5/10/49	1,250	1,165
5	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	9,640	9,512
5,12,14	DELAM 2018-1, 1M USD LIBOR + 0.700%	3.203%	11/19/25	10,290	10,250
5,12	Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	3,436	3,429
5,12	Dell Equipment Finance Trust 2017-2	2.190%	10/24/22	5,090	5,053
5,12	Dell Equipment Finance Trust 2018-2	3.370%	10/22/23	3,160	3,175
§,5	Discover Card Execution Note Trust 2019-A1	3.040%	7/15/24	15,220	15,220
5,12	DLL Securitization Trust Series 2018-A3	3.460%	1/20/22	18,240	18,364
5,12	DLL Securitization Trust Series 2018-A4	3.590%	6/20/24	4,400	4,446
12	DNB Boligkreditt AS	2.500%	3/28/22	6,960	6,881
5,12	DRB Prime Student Loan Trust 2017-C	2.810%	11/25/42	13,420	13,294
5,12	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	1,941	1,948
5,12	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	2,256	2,260
5,12	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	3,782	3,798
5,12	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	879	879
5,12	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	9,250	9,320
5,12	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	741	742
5,12	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	11,330	11,473
5,12	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	10,540	10,658
5	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	1,640	1,649
5	Drive Auto Receivables Trust 2017-3	2.300%	5/17/21	4,066	4,063

41

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Drive Auto Receivables Trust 2017-3	2.800%	7/15/22	13,040	13,022
5	Drive Auto Receivables Trust 2018-2	3.220%	4/15/22	7,960	7,956
5	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	12,200	12,239
5	Drive Auto Receivables Trust 2018-2	4.140%	8/15/24	8,560	8,660
5	Drive Auto Receivables Trust 2018-3	3.370%	9/15/22	15,440	15,459
5	Drive Auto Receivables Trust 2018-3	3.720%	9/16/24	15,170	15,194
5	Drive Auto Receivables Trust 2018-3	4.300%	9/16/24	8,070	8,160
5	Drive Auto Receivables Trust 2018-5	3.680%	7/15/23	10,250	10,325
5	Drive Auto Receivables Trust 2018-5	3.990%	1/15/25	9,780	9,904
5	Drive Auto Receivables Trust 2018-5	4.300%	4/15/26	13,430	13,672
5,12,14	Edsouth Indenture No 9 LLC 2015-1, 1M USD LIBOR + 0.800%	3.310%	10/25/56	5,915	5,921
5,12	ELFI Graduate Loan Program 2018-A LLC	3.430%	8/25/42	12,099	12,219
5,12	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	2,986	2,983
5,12	Enterprise Fleet Financing LLC Series 2016-1	2.080%	9/20/21	17,208	17,148
5,12	Enterprise Fleet Financing LLC Series 2018-3	3.380%	5/20/24	8,160	8,197
5,12	Enterprise Fleet Financing LLC Series 2018-3	3.550%	5/20/24	6,010	6,123
5,6,14	Fannie Mae Connecticut Avenue Securities 2016-C04, 1M USD LIBOR + 1.450%	3.960%	1/25/29	757	760
5,6,14	Fannie Mae Connecticut Avenue Securities 2016-C05, 1M USD LIBOR + 1.350%	3.860%	1/25/29	180	180
5,6	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	10,257	10,062
5,14	First National Master Note Trust 2017-2, 1M USD LIBOR + 0.440%	2.949%	10/16/23	9,120	9,103
5,12	Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	1,766	1,764
5,12	Flagship Credit Auto Trust 2018-1	3.410%	5/15/23	6,738	6,753
5	Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	14,340	14,253
5	Ford Credit Auto Lease Trust 2017-B	2.170%	2/15/21	4,140	4,104
5	Ford Credit Auto Lease Trust 2018-A	3.050%	8/15/21	2,860	2,864
5	Ford Credit Auto Lease Trust 2018-A	3.170%	9/15/21	5,150	5,157
5	Ford Credit Auto Lease Trust 2018-B	3.190%	12/15/21	17,360	17,400
5	Ford Credit Auto Lease Trust 2018-B	3.300%	2/15/22	6,130	6,176
5,12	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	17,458	17,454
5,12	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	2,900	2,896
5,12	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	10,300	10,248
5,12	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	2,160	2,153
5	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	4,670	4,659
5	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	2,085	2,081
5,12	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	26,000	25,736
5	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	2,430	2,405
5,12	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	13,820	13,619
5,12	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	20,230	19,774
5,12	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	24,010	23,663
5,12	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	28,030	27,296
5,12	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	4,800	4,686
5,12	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	9,830	9,615
5,12	Ford Credit Auto Owner Trust 2018-1	3.190%	7/15/31	22,190	21,778
5,12	Ford Credit Auto Owner Trust 2018-2	3.470%	1/15/30	13,500	13,589
5,12	Ford Credit Auto Owner Trust 2018-2	3.610%	1/15/30	8,140	8,181
5,12	Ford Credit Auto Owner Trust 2018-2	3.760%	1/15/30	3,660	3,679
5	Ford Credit Auto Owner Trust 2018-A	3.030%	11/15/22	16,310	16,344
5	Ford Credit Auto Owner Trust 2018-B	3.380%	3/15/24	6,360	6,475
5,12	Ford Credit Auto Owner Trust 2018-REV1	3.340%	7/15/31	7,010	6,932
5,12	Ford Credit Auto Owner Trust FORDR_19-1	3.520%	7/15/30	11,640	11,696
5	Ford Credit Floorplan Master Owner Trust A Series 2014-2	2.310%	2/15/21	900	900
5	Ford Credit Floorplan Master Owner Trust A Series 2015-5	2.390%	8/15/22	8,480	8,381
5	Ford Credit Floorplan Master Owner Trust A Series 2017-1	2.070%	5/15/22	56,020	55,375
5	Ford Credit Floorplan Master Owner Trust A Series 2017-2	2.160%	9/15/22	37,850	37,298
5	Ford Credit Floorplan Master Owner Trust A Series 2018-1	2.950%	5/15/23	27,090	27,051

42

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Ford Credit Floorplan Master Owner Trust A Series 2018-3 A1	3.520%	10/15/23	26,880	27,165
5,6,14	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA2, 1M USD LIBOR + 2.200%	4.710%	10/25/28	446	449
5,6,14	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3, 1M USD LIBOR + 2.000%	4.510%	12/25/28	1,867	1,882
5,6,12	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI1	3.744%	2/25/48	5,279	5,234
5,6,12	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI2	3.819%	5/25/48	4,158	4,167
5,6,12	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI3	4.167%	8/25/48	3,351	3,348
5,6,12	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI4	4.461%	11/25/48	5,105	5,102
5,12	FRS I LLC 2013-1A	1.800%	4/15/43	68	68
5,12	FRS I LLC 2013-1A	3.080%	4/15/43	5,951	5,943
5	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	1,920	1,919
5	GM Financial Automobile Leasing Trust 2017-2	2.180%	6/21/21	5,010	4,971
5	GM Financial Automobile Leasing Trust 2017-3	2.010%	11/20/20	7,310	7,267
5	GM Financial Automobile Leasing Trust 2017-3	2.120%	9/20/21	3,290	3,261
5	GM Financial Automobile Leasing Trust 2017-3	2.400%	9/20/21	4,120	4,087
5	GM Financial Automobile Leasing Trust 2017-3	2.730%	9/20/21	2,240	2,223
5	GM Financial Automobile Leasing Trust 2018-2	3.060%	6/21/21	13,160	13,176
5	GM Financial Automobile Leasing Trust 2018-3	3.180%	6/21/21	12,460	12,474
5	GM Financial Automobile Leasing Trust 2018-3	3.300%	7/20/22	2,450	2,459
5,12	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	5,350	5,264
5,12	GM Financial Consumer Automobile 2017-3	2.330%	3/16/23	1,640	1,616
5	GM Financial Consumer Automobile 2018-3	3.160%	1/16/24	3,690	3,746
5	GM Financial Consumer Automobile 2018-4	3.320%	6/17/24	4,120	4,170
5	GM Financial Consumer Automobile 2019-1	3.110%	7/16/24	5,320	5,327
5,12	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	5,290	5,280
5,12	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	3,900	3,893
5,12	GMF Floorplan Owner Revolving Trust 2017-2	2.130%	7/15/22	42,410	41,865
5,12	GMF Floorplan Owner Revolving Trust 2017-2	2.440%	7/15/22	13,200	13,057
5,12	GMF Floorplan Owner Revolving Trust 2017-2	2.630%	7/15/22	7,240	7,174
5,12	GMF Floorplan Owner Revolving Trust 2018-2	3.130%	3/15/23	19,810	19,864
5,12	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	13,530	13,352
5,12	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	26,780	26,566
5,12	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	58,610	58,271
5,12	Golden Credit Card Trust 2018-4A	3.440%	10/15/25	47,560	48,357
5,12,13	Gosforth Funding 2018-1A PLC, 3M USD LIBOR + 0.450%	3.139%	8/25/60	7,543	7,501
5,12	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	1,000	1,005
5,12	GreatAmerica Leasing Receivables Funding LLC Series 2016-1	1.990%	4/20/22	9,292	9,235
5,12	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.600%	6/15/21	2,020	2,007
5,12	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	1,310	1,303
5,12	GS Mortgage Securities Corporation Trust 2012-ALOHA	3.551%	4/10/34	5,430	5,492
5,12	GS Mortgage Securities Trust 2010-C2	5.181%	12/10/43	1,370	1,404
5,12	GS Mortgage Securities Trust 2011-GC3	5.637%	3/10/44	2,650	2,735
5,12	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	7,625	7,580
5,12	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,066
5	GS Mortgage Securities Trust 2012-GCJ7	5.703%	5/10/45	2,140	2,208
5	GS Mortgage Securities Trust 2013-GC13	4.049%	7/10/46	185	193
5,12	GS Mortgage Securities Trust 2013-GC13	4.082%	7/10/46	1,210	1,194
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	4,128	4,125
5	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	1,550	1,552
5	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	734	745
5	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	6,005	6,211
5	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	105	110
5	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	10,638	10,984

43

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	GS Mortgage Securities Trust 2014-GC20	4.258%	4/10/47	570	588
5	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	13,475	13,926
5	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	6,520	6,663
5	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	2,610	2,668
5	GS Mortgage Securities Trust 2014-GC24	4.529%	9/10/47	4,615	4,563
5	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	7,680	7,688
5	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	17,870	18,187
5	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	9,200	9,126
5	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	2,398	2,405
5	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	4,615	4,735
5	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	14,640	14,737
5	GS Mortgage Securities Trust 2015-GC34	4.653%	10/10/48	2,610	2,619
5	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	1,720	1,648
5	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	5,335	5,550
12	GTP Acquisition Partners I LLC	3.482%	6/16/25	9,030	8,947
5,12	Hardee’s Funding HNGRY_18-1A	4.959%	6/20/48	1,067	1,075
5,12	Harley Marine Financing LLC Barge 2018-1	5.682%	5/15/43	7,820	5,160
5,12	Hertz Fleet Lease Funding LP 2018-1	3.230%	5/10/32	16,220	16,215
5,12	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	4,700	4,650
5,12	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	6,858	6,797
5,12	Hertz Vehicle Financing II LP 2016-3A	2.270%	7/25/20	1,650	1,642
5,12	Hertz Vehicle Financing II LP 2018-1A	3.290%	2/25/24	2,953	2,904
5,12	Hertz Vehicle Financing II LP 2018-1A	3.600%	2/25/24	6,110	6,042
5,12	Hertz Vehicle Financing II LP 2018-1A	4.390%	2/25/24	930	922
5,12	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	3,458	3,410
5,12	Hertz Vehicle Financing LLC 2017-2A	4.200%	10/25/23	11,280	11,319
5,12	Hilton USA Trust 2016-HHV	3.719%	11/5/38	7,780	7,779
5,12,13	Holmes Master Issuer plc 2018-1, 3M USD LIBOR + 0.360%	3.147%	10/15/54	10,350	10,310
5,12,13	Holmes Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	3.207%	10/15/54	10,080	10,033
5	Honda Auto Receivables 2017-4 Owner Trust	2.050%	11/22/21	20,890	20,706
5	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	3,110	3,064
5	Honda Auto Receivables 2018-2 Owner Trust	3.010%	5/18/22	6,260	6,268
5	Honda Auto Receivables 2018-3 Owner Trust	2.950%	8/22/22	8,730	8,746
5	Honda Auto Receivables 2018-3 Owner Trust	3.070%	11/21/24	3,200	3,225
5	Honda Auto Receivables Owner Trust HAROT_18-4	3.300%	7/15/25	4,180	4,234
5,12	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	10,910	10,691
5,12	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	4,750	4,766
5,12	Hyundai Auto Lease Securitization Trust 2017-B	2.130%	3/15/21	10,930	10,859
5,12	Hyundai Auto Lease Securitization Trust 2017-C	2.120%	2/16/21	17,620	17,512
5,12	Hyundai Auto Lease Securitization Trust 2017-C	2.210%	9/15/21	3,470	3,442
5,12	Hyundai Auto Lease Securitization Trust 2017-C	2.460%	7/15/22	3,160	3,135
5,12	Hyundai Auto Lease Securitization Trust 2018-A	2.810%	4/15/21	14,880	14,849
5,12	Hyundai Auto Lease Securitization Trust 2018-A	2.890%	3/15/22	4,710	4,697
5,12	Hyundai Auto Lease Securitization Trust 2018-B	3.200%	6/15/22	1,870	1,876
5	Hyundai Auto Receivables Trust 2015-C	2.150%	11/15/21	1,400	1,392
5	Hyundai Auto Receivables Trust 2015-C	2.550%	11/15/21	3,290	3,280
5,12,14	Invitation Homes 2017-SFR2 Trust, 1M USD LIBOR + 0.850%	3.358%	12/17/36	14,150	13,997
5,12,14	Invitation Homes 2017-SFR2 Trust, 1M USD LIBOR + 1.150%	3.657%	12/17/36	4,930	4,893
5,12,14	Invitation Homes 2018-SFR1 Trust, 1M USD LIBOR + 0.700%	3.207%	3/17/37	9,290	9,111
5,12,14	Invitation Homes 2018-SFR1 Trust, 1M USD LIBOR + 0.950%	3.458%	3/17/37	2,250	2,208
5,12	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	6,631	6,642
5	John Deere Owner Trust 2018-B	3.230%	6/16/25	5,250	5,301
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C1	4.608%	6/15/43	5,476	5,574
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	4.070%	11/15/43	1,082	1,095
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	5.599%	11/15/43	2,313	2,355

44

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	5.599%	11/15/43	2,730	2,747
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3	4.717%	2/15/46	6,767	6,944
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5	5.373%	8/15/46	4,000	4,184
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	920	941
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6	3.507%	5/15/45	3,474	3,510
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%	10/15/45	4,135	4,092
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	3.424%	10/15/45	22,630	22,633
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	1,350	1,386
5,12	JP Morgan Chase Commercial Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	5,901	5,894
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	4,670	4,622
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	3.991%	1/15/46	2,550	2,547
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	3.991%	1/15/46	323	332
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.674%	12/15/46	1,120	1,134
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.881%	12/15/46	651	672
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	29,810	31,057
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.963%	12/15/46	2,135	2,251
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	5.028%	12/15/46	960	997
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	10,979	10,883
5	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20	3.461%	7/15/47	12,380	12,491
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	4,940	4,754
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	9,670	9,788
5	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	4,100	4,101
5	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.363%	7/15/45	5,915	5,968
5	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.664%	7/15/45	5,515	5,606
5	JPMBB Commercial Mortgage Securities Trust 2013-C12	4.034%	7/15/45	5,000	5,122
5	JPMBB Commercial Mortgage Securities Trust 2013-C14	3.761%	8/15/46	1,414	1,435
5	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	6,118	6,351
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	3.659%	11/15/45	368	373
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.927%	11/15/45	1,750	1,835
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	5.199%	11/15/45	1,340	1,400
5	JPMBB Commercial Mortgage Securities Trust 2013-C17	4.199%	1/15/47	4,363	4,554
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.079%	2/15/47	14,680	15,256

45

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.439%	2/15/47	600	623
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.818%	2/15/47	2,500	2,607
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.818%	2/15/47	1,000	1,022
5	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.997%	4/15/47	2,910	3,017
5	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.493%	8/15/47	5,570	5,635
5	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	2,117	2,156
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.231%	1/15/48	13,220	13,218
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.494%	1/15/48	5,120	5,170
5	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.179%	2/15/48	9,823	9,739
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.551%	7/15/48	4,640	4,644
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	3,700	3,792
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	4.226%	7/15/48	2,245	2,300
5	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	11,540	11,821
5	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.598%	11/15/48	3,783	3,831
5	JPMBB Commercial Mortgage Securities Trust 2015-C33	3.770%	12/15/48	7,300	7,464
5	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	11,590	11,775
5	JPMCC Commercial Mortgage Securities Trust 2017-JP7	3.454%	9/15/50	4,660	4,636
5	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.409%	10/15/50	3,460	3,430
5	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	150	157
5,12,13	Lanark Master Issuer plc 2018-1A, 3M USD LIBOR + 0.420%	3.097%	12/22/69	5,576	5,578
5,12,14	Lanark Master Issuer plc 2018-2A, 1M USD LIBOR + 0.420%	3.073%	12/22/69	6,420	6,424
5,12	Laurel Road Prime Student Loan Trust 2018-B	3.540%	5/26/43	13,250	13,374
5,12	LCCM 2014-909 Mortgage Trust	3.388%	5/15/31	910	914
5,12	Madison Avenue Trust 2013-650M	3.843%	10/12/32	1,245	1,258
5,12,14	Master Credit Card Trust II Series 2018-1A, 1M USD LIBOR + 0.490%	2.996%	7/21/24	21,490	21,435
5	Mercedes-Benz Auto Lease Trust 2018-A	2.200%	4/15/20	5,909	5,899
5	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	19,250	19,180
5	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	1,920	1,909
5	Mercedes-Benz Auto Lease Trust MBALT_19-A	3.250%	10/15/24	1,600	1,605
5	Mercedes-Benz Auto Receivables Trust 2018-1	3.150%	10/15/24	5,220	5,288
5,12	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	13,600	13,487
5,12	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	2,900	2,932
5,12	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	1,580	1,584
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%	8/15/45	8,462	8,448
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.792%	8/15/45	16,040	16,229
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	2.858%	11/15/45	5,546	5,482

46

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.082%	7/15/46	1,830	1,802
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.082%	7/15/46	1,244	1,289
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.085%	8/15/46	151	150
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.960%	8/15/46	11,427	11,713
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.137%	8/15/46	3,937	4,089
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	3.824%	10/15/46	896	911
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	1,940	2,023
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13	4.039%	11/15/46	400	414
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	2.918%	2/15/46	2,470	2,442
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	3.214%	2/15/46	2,000	1,979
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.102%	5/15/46	12,980	12,917
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%	2/15/47	2,300	2,384
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.384%	2/15/47	1,600	1,671
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%	4/15/47	10,470	10,738
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	4.051%	4/15/47	21,575	22,328
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	4.911%	4/15/47	1,140	1,184
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%	6/15/47	8,646	8,916
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.094%	6/15/47	935	956
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.321%	6/15/47	7,090	7,279
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.754%	6/15/47	2,400	2,416
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	3.741%	8/15/47	28,696	29,406
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	4.011%	8/15/47	1,380	1,406
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	5,430	5,599
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%	12/15/47	6,880	6,910
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	3,940	3,983
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%	2/15/48	8,640	8,605
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	10,453	10,415
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.451%	7/15/50	3,420	3,424
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.479%	5/15/48	4,300	4,321
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.732%	5/15/48	34,430	35,108
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	7,598	7,706
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.325%	5/15/49	20,260	20,103

47

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	4.751%	5/15/49	1,090	1,105
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	27,300	27,599
5	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	6,520	6,514
5	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	2,260	2,259
5	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,440	2,456
5,12	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	6,407	6,429
5,12	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	6,370	6,518
5,12	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	2,795	2,806
5,12	Morgan Stanley Capital I Trust 2015-420	3.727%	10/12/50	4,430	4,475
5	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	48,685	49,718
5	Morgan Stanley Capital I Trust 2015-UBS8	4.588%	12/15/48	3,210	3,252
5	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	21,780	20,762
5	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	7,410	7,485
5	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	2,800	2,813
5	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	3,486	3,489
5	Morgan Stanley Capital I Trust 2018-H4	4.247%	12/15/51	6,730	7,051
5,12,14	Motor PLC 2017 1A, 1M USD LIBOR + 0.530%	3.040%	9/25/24	24,783	24,696
5,12	MSBAM Commercial Mortgage Securities Trust 2012-CKSV	3.277%	10/15/30	11,190	10,972
5,12,14	Navient Student Loan Trust 2016-2, 1M USD LIBOR + 1.050%	3.560%	6/25/65	2,153	2,165
5,12,14	Navient Student Loan Trust 2016-3, 1M USD LIBOR + 0.850%	3.360%	6/25/65	1,655	1,662
5,12,14	Navient Student Loan Trust 2016-6A, 1M USD LIBOR + 0.750%	3.260%	3/25/66	12,400	12,460
5,12	Navient Student Loan Trust 2017-A	2.880%	12/16/58	8,940	8,733
5,12,14	Navient Student Loan Trust 2017-A, 1M USD LIBOR + 0.400%	2.909%	12/16/58	3,781	3,784
5,12,14	Navient Student Loan Trust 2018-1, 1M USD LIBOR + 0.190%	2.700%	3/25/67	2,188	2,186
5,12	Navient Student Loan Trust 2018-BA	3.430%	12/15/59	49,453	49,578
5,12	Navient Student Loan Trust 2018-BA	3.610%	12/15/59	5,840	5,912
5,12	Navient Student Loan Trust 2018-BA	4.000%	12/15/59	32,690	33,705
5,12	Navient Student Loan Trust 2018-CA	3.010%	6/16/42	4,463	4,453
5,12	Navient Student Loan Trust 2018-CA	3.520%	6/16/42	23,520	23,569
5,12	Navient Student Loan Trust 2018-DA	4.000%	12/15/59	19,280	19,765
14	New Mexico Educational Assistance Foundation 2013-1, 1M USD LIBOR + 0.700%	3.220%	1/2/25	2,358	2,334
5,12	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	6,720	6,717
5	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	15,320	15,269
5	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	8,960	8,910
5	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	15,410	15,315
5	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	5,300	5,252
5	Nissan Auto Lease Trust 2018-B	3.350%	9/15/23	5,450	5,497
5	Nissan Auto Receivables 2017-C Owner Trust	2.120%	4/18/22	19,280	19,106
5	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	10,870	10,674
5	Nissan Auto Receivables 2018-B Owner Trust	3.160%	12/16/24	5,220	5,262
5,14	Nissan Master Owner Trust Receivables Series 2017-C, 1M USD LIBOR + 0.320%	2.829%	10/17/22	28,430	28,410
5,12	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	121	123
5,12	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	8,980	8,861
5,12,14	Pepper Residential Securities Trust 2017A-A1UA, 1M USD LIBOR + 1.100%	3.616%	3/10/58	2,479	2,481
5,12,14	Pepper Residential Securities Trust 2018A-A1UA, 1M USD LIBOR + 0.950%	3.464%	3/12/47	681	681
5,12,14	Pepper Residential Securities Trust 2020A-A1U1, 1M USD LIBOR + 0.500%	3.010%	3/16/19	8,390	8,384
5,12,14	Pepper Residential Securities Trust 2021-A1U, 1M USD LIBOR + 0.880%	3.390%	1/16/60	16,541	16,496
5,12,14	Pepper Residential Securities Trust 2022-A1U, 1M USD LIBOR + 1.000%	3.638%	6/20/60	10,410	10,385

48

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,12,13	Permanent Master Issuer Plc 2018-1A, 3M USD LIBOR + 0.380%	3.167%	7/15/58	6,540	6,541
5,12	PFS Financing Corp 2017-B	2.220%	7/15/22	15,980	15,782
5,12,14	PFS Financing Corp. 2017-C, 1M USD LIBOR + 0.470%	2.979%	10/15/21	16,560	16,555
5,12	PFS Financing Corp. 2017-D	2.400%	10/17/22	17,210	16,988
5,12	PFS Financing Corp. 2018-D	3.190%	4/17/23	5,460	5,468
5,12,14	PHEAA Student Loan Trust 2016-2A, 1M USD LIBOR + 0.950%	3.460%	11/25/65	11,842	11,901
5,12	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	2,457	2,425
5,12	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	9,315	9,227
5,12	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	3,460	3,449
5,12	Progress Residential 2017-SFR2 Trust	2.897%	12/17/34	7,770	7,568
5,12	Progress Residential 2017-SFR2 Trust	3.196%	12/17/34	2,020	1,973
5,12	Progress Residential 2018-SFR1 Trust	3.255%	3/17/35	4,580	4,517
5,12	Progress Residential 2018-SFR1 Trust	3.484%	3/17/35	580	572
5,12	Progress Residential 2018-SFR3 Trust	3.880%	10/17/35	15,070	15,160
5	Public Service New Hampshire Funding LLC 2018-1	3.094%	2/1/26	3,530	3,559
5,12,13	Resimac Premier Series 2014-1A, 3M USD LIBOR + 0.700%	3.476%	12/12/45	1,342	1,334
5,12,14	Resimac Premier Series 2016-1A, 1M USD LIBOR + 1.390%	3.905%	10/10/47	17,604	17,643
5,12,14	Resimac Premier Series 2018-1A, 1M USD LIBOR + 0.800%	3.315%	11/10/49	12,895	12,868
5,12,14	Resimac Premier Series 2018-1NCA, 1M USD LIBOR + 0.850%	3.363%	12/16/59	20,916	20,838
5,12,14	Resimac Premier Series 2018-2, 1M USD LIBOR + 0.850%	3.365%	4/10/50	2,667	2,660
5	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	5,160	5,171
5	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	123	122
5	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	1,610	1,607
5	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	1,440	1,440
5	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	9,330	9,277
5	Santander Drive Auto Receivables Trust 2017-3	1.870%	6/15/21	4,974	4,964
5	Santander Drive Auto Receivables Trust 2017-3	2.760%	12/15/22	3,980	3,964
5	Santander Drive Auto Receivables Trust 2018-1	2.100%	11/16/20	4,023	4,020
5	Santander Drive Auto Receivables Trust 2018-1	2.320%	8/16/21	4,720	4,710
5	Santander Drive Auto Receivables Trust 2018-1	2.630%	7/15/22	10,780	10,725
5	Santander Drive Auto Receivables Trust 2018-1	2.960%	3/15/24	9,410	9,350
5	Santander Drive Auto Receivables Trust 2018-1	3.320%	3/15/24	4,110	4,092
5	Santander Drive Auto Receivables Trust 2018-3	3.290%	10/17/22	13,250	13,241
5	Santander Drive Auto Receivables Trust 2018-3	4.070%	8/15/24	21,950	22,259
5	Santander Drive Auto Receivables Trust 2018-4	3.980%	12/15/25	11,000	11,045
5	Santander Drive Auto Receivables Trust 2018-5	4.190%	12/16/24	17,580	17,771
5,12	Santander Retail Auto Lease Trust 2017-A	2.370%	1/20/22	3,460	3,423
5,12	Santander Retail Auto Lease Trust 2017-A	2.680%	1/20/22	2,750	2,723
5,12	Santander Retail Auto Lease Trust 2018-A	2.930%	5/20/21	11,150	11,127
5,12	Santander Retail Auto Lease Trust 2018-A	3.060%	4/20/22	3,910	3,906
5,12	Santander Retail Auto Lease Trust 2018-A	3.200%	4/20/22	3,340	3,338
5,12	Santander Retail Auto Lease Trust 2018-A	3.490%	5/20/22	7,760	7,767
12	SBA Tower Trust	3.156%	10/8/20	3,970	3,944
5,12	Securitized Term Auto Receivables Trust 2016-1A	1.524%	3/25/20	1,137	1,135
5,12	Securitized Term Auto Receivables Trust 2016-1A	1.794%	2/25/21	5,460	5,421
5,12	Securitized Term Auto Receivables Trust 2017-2A	2.289%	3/25/22	6,400	6,354
5,12	Securitized Term Auto Receivables Trust 2018-1A	3.298%	11/25/22	2,350	2,372
5,12	Securitized Term Auto Receivables Trust 2018-2A	3.544%	6/26/23	3,370	3,412
5,12	SLM Private Education Loan Trust 2011-B	3.740%	2/15/29	1,558	1,560
5,12	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	1,410	1,420
5,12	SLM Private Education Loan Trust 2013-A	2.500%	3/15/47	1,800	1,795
5,12,14	SLM Private Education Loan Trust 2013-A, 1M USD LIBOR + 1.050%	3.559%	5/17/27	479	479
5,12	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	956	951
5,12	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	3,000	2,967
5,12	SLM Private Education Loan Trust 2013-C	3.500%	6/15/44	2,000	2,001

49

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,12	SLM Private Education Loan Trust 2014-A	2.590%	1/15/26	199	198
5,12	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	800	804
5	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	1,830	1,794
5,12	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	4,702	4,645
5,12,14	SMB Private Education Loan Trust 2016-B, 1M USD LIBOR + 1.450%	3.959%	2/17/32	3,471	3,544
5,12,14	SMB Private Education Loan Trust 2016-C, 1M USD LIBOR + 1.100%	3.609%	9/15/34	5,229	5,266
5,12,14	SMB Private Education Loan Trust 2017-A, 1M USD LIBOR + 0.900%	3.409%	9/15/34	8,230	8,231
5,12	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	9,810	9,643
5,12	SMB Private Education Loan Trust 2018-A	3.500%	2/15/36	18,170	18,215
5,12	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	10,670	10,815
5,12	SMB Private Education Loan Trust 2018-C	3.630%	11/15/35	14,560	14,692
5,12	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	3,420	3,387
5,12	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	3,189	3,131
5,12	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	2,309	2,259
5,12,14	SoFi Professional Loan Program 2016-D LLC, 1M USD LIBOR + 0.950%	3.460%	1/25/39	1,007	1,014
5,12	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	1,280	1,253
5,12	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	7,170	7,093
5,12,14	SoFi Professional Loan Program 2017-C LLC, 1M USD LIBOR + 0.600%	3.110%	7/25/40	876	877
5,12	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	5,700	5,601
5,12	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	11,650	11,524
5,12	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	5,080	4,978
5,12	SoFi Professional Loan Program 2017-F LLC	2.050%	1/25/41	9,840	9,765
5,12	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	6,120	5,991
5,12	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	9,525	9,438
5,12	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	5,660	5,604
5,12	SoFi Professional Loan Program 2018-B LLC	3.340%	8/25/47	8,850	8,825
5,12	SoFi Professional Loan Program 2018-C LLC	3.590%	1/25/48	21,540	21,711
5,12	SoFi Professional Loan Program 2018-D LLC	3.600%	2/25/48	19,000	19,213
12	Stadshypotek AB	2.500%	4/5/22	8,020	7,920
5	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	15,280	15,431
5	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	3,690	3,663
5	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	20,127	19,925
5	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	21,070	21,058
5	Synchrony Credit Card Master Note Trust 2016-2	2.950%	5/15/24	5,300	5,259
5	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	5,710	5,664
5	Synchrony Credit Card Master Note Trust 2016-3	1.910%	9/15/22	9,890	9,826
5	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	15,680	15,425
5	Synchrony Credit Card Master Note Trust 2017-2	2.820%	10/15/25	4,770	4,698
5	Synchrony Credit Card Master Note Trust 2017-2	3.010%	10/15/25	6,390	6,294
5,12	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	3,645	3,682
5,12	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	5,201	5,360
5,12	Taco Bell Funding LLC 2018-1	4.940%	11/25/48	5,790	5,918
5,12	Tesla Auto Lease Trust 2018-A	2.320%	12/20/19	9,522	9,488
5,12	Tesla Auto Lease Trust 2018-A	2.750%	2/20/20	700	698
5,12	Tesla Auto Lease Trust 2018-A	2.970%	4/20/20	560	559
5,12	Tesla Auto Lease Trust 2018-A	3.300%	5/20/20	630	629
5,12	Tesla Auto Lease Trust 2018-B	3.710%	8/20/21	58,223	58,609
5,12	Tesla Auto Lease Trust 2018-B	4.120%	10/20/21	5,650	5,681
5,12	Tesla Auto Lease Trust 2018-B	4.360%	10/20/21	3,590	3,611
5,12	Tidewater Auto Receivables Trust 2018-AA	3.120%	7/15/22	7,140	7,141
5,12	Tidewater Auto Receivables Trust 2018-AA	3.450%	11/15/24	1,880	1,879
5,12	Tidewater Auto Receivables Trust 2018-AA	3.840%	11/15/24	2,100	2,110
5,12	Tidewater Auto Receivables Trust 2018-AA	4.300%	11/15/24	630	638
5,12	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	2,800	2,854
12	Toronto-Dominion Bank	2.250%	3/15/21	1,700	1,679
5	Toyota Auto Receivables 2017-D Owner Trust	2.120%	2/15/23	1,345	1,320
5	Toyota Auto Receivables 2018-A Owner Trust	2.350%	5/16/22	24,140	23,951
5	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	1,590	1,575
5	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	5,780	5,838

50

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Toyota Auto Receivables 2018-C Owner Trust	3.020%	12/15/22	11,850	11,865
5	Toyota Auto Receivables 2018-C Owner Trust	3.130%	2/15/24	5,140	5,188
5,12	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	43,600	43,104
5,12	Trafigura Securitisation Finance plc 2018-1A	3.730%	3/15/22	21,380	21,277
5,12	Trillium Credit Card Trust II 2019-2A	3.038%	1/26/24	19,450,000	19,450
5,12	Trinity Rail Leasing LP TRL_18-1	4.620%	6/17/48	10,260	10,564
5,12	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	2,498	2,474
5,12	Triton Container Finance LLC 2018-A2	4.190%	6/22/43	14,860	14,990
5	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,200	1,220
5	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	3,705	3,706
5,12	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	6,673	6,721
5	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	5,703	5,648
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	3,970	3,986
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	1,160	1,167
5,12	Vantage Data Centers Issuer, LLC 2018-1A	4.072%	2/16/43	6,183	6,207
5,12	Verizon Owner Trust 2016-2A	1.680%	5/20/21	23,928	23,817
5,12	Verizon Owner Trust 2017-2A	1.920%	12/20/21	45,090	44,706
5,12	Verizon Owner Trust 2017-3	2.060%	4/20/22	15,460	15,312
5,12	Verizon Owner Trust 2017-3	2.380%	4/20/22	8,950	8,836
5,12	Verizon Owner Trust 2017-3	2.530%	4/20/22	9,610	9,473
5,12	Verizon Owner Trust 2018-1	2.820%	9/20/22	20,120	20,075
5,12	Verizon Owner Trust 2018-1	3.050%	9/20/22	7,320	7,316
5	Verizon Owner Trust 2018-A	3.230%	4/20/23	8,200	8,244
5,12	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	9,070	9,013
5,12	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	1,100	1,111
5,12	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	650	657
5,12	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	490	493
5	Volkswagen Auto Loan Enhanced Trust 2018-1	3.020%	11/21/22	8,050	8,069
5	Volkswagen Auto Loan Enhanced Trust 2018-1	3.150%	7/22/24	3,680	3,707
5	Volkswagen Auto Loan Enhanced Trust 2018-2	3.330%	2/20/25	4,510	4,581
5,12,14	Volvo Financial Equipment Master Owner Trust 2017-A, 1M USD LIBOR + 0.500%	3.009%	11/15/22	4,880	4,890
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	6,314	6,270
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	7,210	7,244
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	880	899
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	7,883	8,211
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.548%	8/15/50	11,500	11,620
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	8,920	9,145
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	700	712
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	2,400	2,438
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	1,450	1,448
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	12,670	12,722
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	29,385	29,098
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	15,822	15,909
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	16,385	16,626
5	Wells Fargo Commercial Mortgage Trust 2015-C29	4.224%	6/15/48	2,310	2,282
5	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	7,300	7,336
5	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	4,380	4,449
5	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	2,250	2,295
5	Wells Fargo Commercial Mortgage Trust 2015-C30	4.497%	9/15/58	2,740	2,756
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	5,989	6,145
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	2,045	2,071
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.543%	9/15/58	5,225	5,255
5	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	22,686	23,114
5	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	8,870	8,942
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	1,390	1,390
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	7,730	7,879
5	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	6,875	6,816
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	1,400	1,348
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	21,190	20,998
5	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	15,120	15,145
5	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	10,700	10,612
5	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	9,205	9,215
5	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	2,332	2,343

51

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Wells Fargo Commercial Mortgage Trust 2018-C43	4.012%	3/15/51	5,470	5,647
5	Wells Fargo Commercial Mortgage Trust 2018-C43	4.514%	3/15/51	12,380	12,372
5	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	8,630	9,001
5	Wells Fargo Commercial Mortgage Trust 2018-C47	4.365%	9/15/61	5,600	5,925
5	Wells Fargo Commercial Mortgage Trust 2018-C47	4.442%	9/15/61	13,690	14,590
5	Wells Fargo Commercial Mortgage Trust 2018-C48	4.245%	1/15/52	11,180	11,766
5,12	Wendys Funding LLC 2015-1A	4.080%	6/15/45	2,680	2,690
5,12	Wendys Funding LLC 2015-1A	4.497%	6/15/45	2,235	2,265
5,12	Wendys Funding LLC 2018-1	3.573%	3/15/48	3,168	3,079
5,12	Wendys Funding LLC 2018-1	3.884%	3/15/48	4,762	4,667
12	Westpac Banking Corp.	2.100%	2/25/21	1,860	1,834
5,12	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	4,640	4,716
5,12	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	6,202	6,345
5	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	5,280	5,223
5	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	6,130	6,179
5	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,170	4,249
5	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,789	3,774
5	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	11,307	11,201
5	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,870	2,852
5	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,220	2,212
5	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,990	2,017
5	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	6,044	6,286
5	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	346	349
5	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	2,086	2,116
5	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	7,778	8,095
5	WFRBS Commercial Mortgage Trust 2013-C18	4.699%	12/15/46	1,085	1,146
5	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	12,930	13,284
5	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	10,595	11,026
5	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	14,675	15,172
5	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	2,410	2,457
5	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	1,410	1,370
5	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	1,520	1,532
5	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	13,235	13,480
5	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	700	699
5	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	2,410	2,381
5	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	4,167	4,303
5	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	14,179	14,406
5	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	920	941
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	13,996	14,517
5	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	6,180	6,142
5	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	3,725	3,685
5	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	7,680	7,676
5	World Omni Auto Receivables Trust 2018-A	2.890%	4/15/25	3,820	3,818
5	World Omni Auto Receivables Trust 2018-D	3.440%	12/16/24	1,770	1,804
5	World Omni Auto Receivables Trust WOART_19-A	3.220%	6/16/25	3,060	3,075
5	World Omni Automobile Lease Securitization Trust 2018-A	2.830%	7/15/21	12,960	12,951
5	World Omni Automobile Lease Securitization Trust 2018-A	2.940%	5/15/23	3,890	3,889
5	World Omni Automobile Lease Securitization Trust 2018-B	3.190%	12/15/21	9,780	9,800
5	World Omni Automobile Lease Securitization Trust 2018-B	3.300%	3/15/24	2,030	2,045
5,12	World Omni Select Auto Trust A Series 2018-1 A3	3.460%	3/15/23	5,980	6,030
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $5,977,386)					5,944,332
Corporate Bonds (61.3%)
Finance (30.4%)
	Banking (22.3%)
	American Express Co.	3.700%	8/3/23	66,175	67,006
	American Express Co.	3.000%	10/30/24	35,385	34,315
	American Express Co.	4.200%	11/6/25	16,815	17,312
	American Express Credit Corp.	2.700%	3/3/22	16,000	15,940

52

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
12	ASB Bank Ltd.	3.750%	6/14/23	18,810	18,955
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	14,990	14,666
12	Banco de Credito del Peru	4.250%	4/1/23	5,000	5,059
	Banco Santander SA	3.800%	2/23/28	13,000	12,162
	Banco Santander SA	4.379%	4/12/28	4,415	4,339
5	Bank of America Corp.	2.369%	7/21/21	5,480	5,426
5	Bank of America Corp.	2.328%	10/1/21	16,865	16,627
	Bank of America Corp.	3.004%	12/20/23	45,150	44,481
	Bank of America Corp.	4.125%	1/22/24	42,770	44,255
5	Bank of America Corp.	3.550%	3/5/24	52,785	53,063
	Bank of America Corp.	3.875%	8/1/25	4,720	4,790
5	Bank of America Corp.	3.093%	10/1/25	72,895	70,796
5	Bank of America Corp.	3.366%	1/23/26	71,635	70,361
5	Bank of America Corp.	3.824%	1/20/28	73,730	73,443
§	Bank of Montreal	3.300%	2/5/24	76,000	75,843
	Bank of New York Mellon Corp.	4.150%	2/1/21	17,664	18,090
	Bank of New York Mellon Corp.	2.050%	5/3/21	10,780	10,571
	Bank of New York Mellon Corp.	3.550%	9/23/21	16,040	16,312
	Bank of New York Mellon Corp.	3.450%	8/11/23	65,000	65,897
	Bank of New York Mellon Corp.	2.200%	8/16/23	19,575	18,864
	Bank of New York Mellon Corp.	3.650%	2/4/24	17,000	17,268
	Bank of New York Mellon Corp.	3.400%	5/15/24	20,200	20,277
	Bank of New York Mellon Corp.	3.250%	9/11/24	11,142	11,130
	Bank of New York Mellon Corp.	3.000%	2/24/25	15,800	15,531
5	Bank of New York Mellon Corp.	3.442%	2/7/28	5,000	5,018
	Bank of New York Mellon Corp.	3.000%	10/30/28	7,000	6,602
	Bank of Nova Scotia	4.375%	1/13/21	7,990	8,200
12	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	23,830	23,405
12	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	60,025	58,684
12	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	77,800	78,287
	BB&T Corp.	3.950%	3/22/22	4,400	4,477
	BB&T Corp.	3.750%	12/6/23	24,265	24,864
	BNP Paribas SA	3.250%	3/3/23	6,235	6,274
12	BNP Paribas SA	3.375%	1/9/25	21,455	20,624
12	BNP Paribas SA	4.400%	8/14/28	10,005	10,058
15	BPCE SA	3.500%	4/24/20	13,500	9,890
	BPCE SA	3.375%	12/2/26	10,000	9,589
12	BPCE SA	3.250%	1/11/28	20,000	18,809
15,16	BPCE SA, 3M Australian Bank Bill Rate + 1.100%	3.174%	4/26/23	22,200	15,990
15,16	BPCE SA, 3M Australian Bank Bill Rate + 1.300%	3.381%	4/24/20	10,260	7,500
	Branch Banking & Trust Co.	2.625%	1/15/22	35,175	34,759
	Branch Banking & Trust Co.	3.625%	9/16/25	22,495	22,402
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	2,415	2,368
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	34,510	35,034
	Capital One Financial Corp.	3.050%	3/9/22	12,715	12,524
	Citigroup Inc.	3.375%	3/1/23	16,000	15,924
17	Citigroup Inc.	2.750%	1/24/24	8,105	10,765
5	Citigroup Inc.	4.044%	6/1/24	30,455	30,869
	Citigroup Inc.	3.200%	10/21/26	56,785	54,350
	Comerica Inc.	3.700%	7/31/23	45,305	45,561
12	Commonwealth Bank of Australia	5.000%	10/15/19	2,702	2,742
	Commonwealth Bank of Australia	2.300%	3/12/20	3,000	2,982
	Commonwealth Bank of Australia	2.400%	11/2/20	1,990	1,963
12	Commonwealth Bank of Australia	2.000%	9/6/21	6,480	6,293
12	Commonwealth Bank of Australia	2.750%	3/10/22	10,890	10,753
12	Commonwealth Bank of Australia	2.500%	9/18/22	26,115	25,434
12	Commonwealth Bank of Australia	3.450%	3/16/23	10,251	10,307
12	Commonwealth Bank of Australia	3.150%	9/19/27	26,935	25,847
15,16	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.950%	3.880%	11/5/24	7,200	5,266
	Cooperatieve Rabobank UA	2.750%	1/10/23	79,990	78,331
12	Cooperatieve Rabobank UA	3.875%	9/26/23	29,200	29,494
	Cooperatieve Rabobank UA	4.625%	12/1/23	78,434	80,470

53

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
15,16	Cooperatieve Rabobank UA, 3M Australian Bank Bill Rate + 2.500%	4.583%	7/2/25	16,450	12,115
	Credit Suisse AG	3.625%	9/9/24	67,150	67,064
5,12	Credit Suisse Group AG	3.869%	1/12/29	30,000	28,595
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	5,000	4,909
18	Danske Bank A/S	0.500%	5/6/21	10,550	12,054
18	Danske Bank A/S	0.750%	6/2/23	1,425	1,616
12	Danske Bank A/S	5.375%	1/12/24	87,850	89,057
	Discover Bank	7.000%	4/15/20	3,665	3,818
	Discover Financial Services	4.500%	1/30/26	25,000	25,196
	Fifth Third Bancorp	3.650%	1/25/24	30,000	30,192
	Fifth Third Bank	2.875%	10/1/21	12,105	11,994
	First Republic Bank	2.500%	6/6/22	39,370	38,284
	Goldman Sachs Group Inc.	2.300%	12/13/19	58,075	57,799
	Goldman Sachs Group Inc.	2.750%	9/15/20	15,522	15,434
	Goldman Sachs Group Inc.	2.600%	12/27/20	19,840	19,668
	Goldman Sachs Group Inc.	2.875%	2/25/21	15,632	15,551
	Goldman Sachs Group Inc.	2.625%	4/25/21	21,894	21,627
	Goldman Sachs Group Inc.	5.750%	1/24/22	68,835	73,773
	Goldman Sachs Group Inc.	3.000%	4/26/22	35,325	34,822
18	Goldman Sachs Group Inc.	1.375%	5/15/24	14,700	16,861
	Goldman Sachs Group Inc.	3.850%	7/8/24	25,937	26,139
	Goldman Sachs Group Inc.	3.500%	1/23/25	14,325	14,114
	Goldman Sachs Group Inc.	3.750%	5/22/25	125,917	125,093
5	Goldman Sachs Group Inc.	3.272%	9/29/25	112,805	109,405
5	Goldman Sachs Group Inc.	3.691%	6/5/28	26,930	26,070
5	Goldman Sachs Group Inc.	3.814%	4/23/29	14,915	14,514
5	Goldman Sachs Group Inc.	4.223%	5/1/29	33,225	33,363
15,16	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.550%	3.476%	5/2/24	21,000	15,189
	HSBC Bank USA NA	4.875%	8/24/20	24,478	25,139
	HSBC Holdings plc	4.000%	3/30/22	25,000	25,656
5	HSBC Holdings plc	3.262%	3/13/23	32,660	32,438
	HSBC Holdings plc	3.600%	5/25/23	27,990	28,082
5,17	HSBC Holdings plc	2.175%	6/27/23	24,429	31,774
5	HSBC Holdings plc	3.033%	11/22/23	29,665	29,189
5	HSBC Holdings plc	3.950%	5/18/24	19,510	19,754
	HSBC Holdings plc	4.250%	8/18/25	4,700	4,736
	HSBC Holdings plc	4.300%	3/8/26	8,200	8,345
	HSBC Holdings plc	3.900%	5/25/26	31,015	30,914
5	HSBC Holdings plc	4.292%	9/12/26	34,400	34,657
	HSBC Holdings plc	4.375%	11/23/26	9,010	9,035
5	HSBC Holdings plc	4.041%	3/13/28	80,599	79,416
5	HSBC Holdings plc	4.583%	6/19/29	24,908	25,483
15,16	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.100%	3.041%	2/16/24	28,200	20,126
	Huntington Bancshares Inc.	4.350%	2/4/23	9,000	9,082
	Huntington National Bank	2.400%	4/1/20	7,000	6,950
	Huntington National Bank	2.500%	8/7/22	28,610	27,811
	Huntington National Bank	3.550%	10/6/23	20,290	20,368
12	Intesa Sanpaolo SPA	3.875%	7/14/27	28,550	24,745
12	Intesa Sanpaolo SPA	3.875%	1/12/28	38,095	32,863
	JPMorgan Chase & Co.	2.550%	3/1/21	17,560	17,390
	JPMorgan Chase & Co.	4.500%	1/24/22	7,802	8,108
	JPMorgan Chase & Co.	3.250%	9/23/22	14,415	14,479
	JPMorgan Chase & Co.	2.972%	1/15/23	37,062	36,696
5	JPMorgan Chase & Co.	2.776%	4/25/23	19,805	19,430
	JPMorgan Chase & Co.	2.700%	5/18/23	26,538	25,905
5	JPMorgan Chase & Co.	3.559%	4/23/24	41,175	41,418
	JPMorgan Chase & Co.	3.625%	5/13/24	24,485	24,713
5	JPMorgan Chase & Co.	4.023%	12/5/24	37,170	38,070
	JPMorgan Chase & Co.	3.125%	1/23/25	21,865	21,384
5	JPMorgan Chase & Co.	3.220%	3/1/25	80,536	79,418
	JPMorgan Chase & Co.	3.900%	7/15/25	30,940	31,403

54

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	JPMorgan Chase & Co.	3.300%	4/1/26	3,910	3,837
	JPMorgan Chase & Co.	3.200%	6/15/26	23,561	22,782
5	JPMorgan Chase & Co.	3.782%	2/1/28	30,000	29,805
5	JPMorgan Chase & Co.	3.540%	5/1/28	27,820	27,220
5	JPMorgan Chase & Co.	3.509%	1/23/29	19,908	19,342
5	JPMorgan Chase & Co.	4.005%	4/23/29	54,885	55,152
5	JPMorgan Chase & Co.	3.882%	7/24/38	5,640	5,372
	KeyBank NA	3.300%	6/1/25	20,000	19,788
5	Lloyds Banking Group plc	2.907%	11/7/23	35,695	34,337
15	Lloyds Banking Group plc	4.000%	3/7/25	2,300	1,666
	Lloyds Banking Group plc	4.375%	3/22/28	15,000	14,892
	Lloyds Banking Group plc	4.550%	8/16/28	55,000	55,249
15,16	Lloyds Banking Group plc, 3M Australian Bank Bill Rate + 1.400%	3.385%	3/7/25	19,000	13,335
5,12	Macquarie Group Ltd.	3.189%	11/28/23	13,440	13,059
5	Macquarie Group Ltd.	3.189%	11/28/23	12,500	12,145
5,12	Macquarie Group Ltd.	5.033%	1/15/30	50,000	50,985
15,16	Macquarie Group Ltd., 3M Australian Bank Bill Rate + 1.150%	3.170%	12/15/22	17,450	12,568
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	6,740	6,559
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	59,343	59,023
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	10,705	10,410
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	38,321	37,369
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	79,890	81,089
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	8,975	8,652
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	63,095	63,400
12	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	29,055	28,810
	Morgan Stanley	7.300%	5/13/19	5,000	5,056
	Morgan Stanley	5.750%	1/25/21	14,000	14,684
	Morgan Stanley	2.500%	4/21/21	14,449	14,263
	Morgan Stanley	5.500%	7/28/21	26,800	28,263
	Morgan Stanley	2.625%	11/17/21	56,720	55,862
	Morgan Stanley	2.750%	5/19/22	44,275	43,629
	Morgan Stanley	3.125%	1/23/23	30,590	30,268
	Morgan Stanley	3.875%	4/29/24	21,900	22,226
	Morgan Stanley	3.700%	10/23/24	15,525	15,591
	Morgan Stanley	4.000%	7/23/25	63,431	64,676
	Morgan Stanley	3.875%	1/27/26	68,427	68,542
	Morgan Stanley	3.625%	1/20/27	37,180	36,358
5	Morgan Stanley	4.431%	1/23/30	61,090	63,452
	MUFG Americas Holdings Corp.	3.500%	6/18/22	21,891	21,967
	MUFG Americas Holdings Corp.	3.000%	2/10/25	9,600	9,235
12	MUFG Bank Ltd.	2.750%	9/14/20	25,461	25,345
12	MUFG Bank Ltd.	2.850%	9/8/21	22,000	21,777
12	Nordea Bank AB	3.750%	8/30/23	15,200	15,167
	PNC Bank NA	2.150%	4/29/21	268	263
	PNC Bank NA	2.550%	12/9/21	9,040	8,911
	PNC Bank NA	2.625%	2/17/22	2,980	2,934
	PNC Bank NA	2.700%	11/1/22	41,080	40,076
	PNC Bank NA	3.800%	7/25/23	15,750	15,954
	PNC Bank NA	3.300%	10/30/24	19,634	19,521
	PNC Bank NA	2.950%	2/23/25	16,680	16,320
	PNC Bank NA	3.250%	6/1/25	61,052	60,577
	PNC Financial Services Group Inc.	2.854%	11/9/22	12,493	12,262
	PNC Financial Services Group Inc.	3.900%	4/29/24	6,525	6,589
	Regions Financial Corp.	2.750%	8/14/22	4,170	4,054
	Royal Bank of Canada	3.700%	10/5/23	17,740	18,062
	Royal Bank of Scotland Group plc	3.875%	9/12/23	1,000	982
5	Royal Bank of Scotland Group plc	4.892%	5/18/29	25,600	25,378
	Santander Holdings USA Inc.	3.700%	3/28/22	24,870	24,804
	Santander Holdings USA Inc.	3.400%	1/18/23	24,325	23,816
	Santander Holdings USA Inc.	4.400%	7/13/27	30,658	30,125
12	Santander UK Group Holdings plc	4.750%	9/15/25	17,061	16,509
	Santander UK plc	4.000%	3/13/24	6,560	6,658

55

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	State Street Corp.	3.100%	5/15/23	15,025	14,953
	State Street Corp.	3.700%	11/20/23	32,620	33,338
	State Street Corp.	3.300%	12/16/24	19,435	19,311
	State Street Corp.	3.550%	8/18/25	31,058	31,738
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	20,515	20,095
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	34,275	33,716
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	24,000	23,493
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	17,660	17,859
15,16	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.270%	3.363%	3/29/22	4,599	3,342
	SunTrust Bank	2.450%	8/1/22	24,950	24,272
	SunTrust Bank	4.050%	11/3/25	35,000	35,742
	SunTrust Banks Inc.	2.900%	3/3/21	3,188	3,175
	Svenska Handelsbanken AB	2.450%	3/30/21	22,515	22,240
	Svenska Handelsbanken AB	1.875%	9/7/21	1,895	1,833
	Svenska Handelsbanken AB	3.900%	11/20/23	21,450	21,961
12	Swedbank AB	2.800%	3/14/22	16,390	16,183
	Synchrony Bank	3.000%	6/15/22	27,245	26,043
	Synchrony Financial	3.700%	8/4/26	34,720	31,548
	Synchrony Financial	3.950%	12/1/27	16,347	14,946
	Toronto-Dominion Bank	3.500%	7/19/23	56,760	57,626
12	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	20,971	20,528
5,12	UBS Group Funding Switzerland AG	2.859%	8/15/23	82,205	79,865
12	UBS Group Funding Switzerland AG	4.125%	9/24/25	20,922	21,198
12	UBS Group Funding Switzerland AG	4.125%	4/15/26	5,000	5,026
5	United Overseas Bank Ltd.	3.750%	9/19/24	5,000	5,005
5	United Overseas Bank Ltd.	2.880%	3/8/27	3,000	2,912
	US Bancorp	2.350%	1/29/21	4,250	4,202
	US Bancorp	4.125%	5/24/21	19,555	20,008
	US Bancorp	3.000%	3/15/22	23,724	23,661
	US Bancorp	2.950%	7/15/22	35,200	34,994
	US Bancorp	3.700%	1/30/24	41,765	42,993
	US Bancorp	3.375%	2/5/24	29,025	29,207
	US Bancorp	3.600%	9/11/24	14,800	14,987
	US Bancorp	3.950%	11/17/25	25,550	26,484
	US Bank NA	2.800%	1/27/25	14,400	13,984
§,*	Washington Mutual Bank / Debt not acquired by JPMorgan	5.500%	1/15/13	6,147	1
§,*	Washington Mutual Bank / Debt not acquired by JPMorgan	5.650%	8/15/14	7,500	1
§,*	Washington Mutual Bank / Debt not acquired by JPMorgan	5.125%	1/15/15	9,000	1
	Wells Fargo & Co.	4.600%	4/1/21	7,673	7,905
	Wells Fargo & Co.	2.100%	7/26/21	32,370	31,554
	Wells Fargo & Co.	2.625%	7/22/22	45,900	44,819
	Wells Fargo & Co.	3.450%	2/13/23	36,700	36,419
	Wells Fargo & Co.	4.125%	8/15/23	13,100	13,341
	Wells Fargo & Co.	3.300%	9/9/24	29,199	28,875
	Wells Fargo & Co.	3.000%	2/19/25	50,700	49,176
	Wells Fargo & Co.	3.550%	9/29/25	17,459	17,441
	Wells Fargo & Co.	4.150%	1/24/29	44,075	45,268
15,16	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.100%	3.174%	4/27/22	20,610	14,950
	Wells Fargo Bank NA	3.550%	8/14/23	72,420	73,115
	Westpac Banking Corp.	2.600%	11/23/20	2,035	2,023
	Westpac Banking Corp.	2.100%	5/13/21	14,030	13,727
	Westpac Banking Corp.	2.000%	8/19/21	23,105	22,494
	Westpac Banking Corp.	2.750%	1/11/23	50,195	49,335
	Westpac Banking Corp.	3.350%	3/8/27	48,060	46,954
5	Westpac Banking Corp.	4.322%	11/23/31	44,669	43,309
	Zions Bancorp NA	3.500%	8/27/21	44,990	45,077

	Brokerage (1.4%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	10,340	10,505

56

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Ameriprise Financial Inc.	3.700%	10/15/24	25,000	25,113
12	Apollo Management Holdings LP	5.000%	3/15/48	39,038	38,045
	BlackRock Inc.	4.250%	5/24/21	4,250	4,390
	Brookfield Finance Inc.	4.850%	3/29/29	24,800	24,933
	Charles Schwab Corp.	3.550%	2/1/24	13,660	13,779
	Charles Schwab Corp.	3.850%	5/21/25	35,190	36,184
	Charles Schwab Corp.	4.000%	2/1/29	31,027	31,900
	Franklin Resources Inc.	2.800%	9/15/22	11,000	10,845
	Intercontinental Exchange Inc.	4.000%	10/15/23	34,330	35,427
	Invesco Finance plc	3.125%	11/30/22	30,485	30,144
	Invesco Finance plc	4.000%	1/30/24	21,300	21,515
	Invesco Finance plc	3.750%	1/15/26	6,673	6,552
	Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.150%	1/23/30	9,190	8,053
	Lazard Group LLC	4.500%	9/19/28	56,500	57,242
§,*	Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2
	Stifel Financial Corp.	3.500%	12/1/20	4,035	4,031
	Stifel Financial Corp.	4.250%	7/18/24	11,830	11,916
	TD Ameritrade Holding Corp.	3.625%	4/1/25	28,115	28,351

	Finance Companies (0.1%)
	Air Lease Corp.	3.625%	4/1/27	20,000	18,376

	Insurance (3.4%)
	Aetna Inc.	3.500%	11/15/24	10,000	9,886
	Aflac Inc.	4.000%	2/15/22	2,000	2,054
	Aflac Inc.	3.625%	6/15/23	3,500	3,548
	Aflac Inc.	3.625%	11/15/24	5,000	5,048
12	AIA Group Ltd.	3.200%	3/11/25	40,589	39,412
12	AIG Global Funding	2.700%	12/15/21	3,910	3,824
5	Allstate Corp.	5.750%	8/15/53	5,000	4,975
	Anthem Inc.	3.650%	12/1/27	25,000	24,589
	Assurant Inc.	4.200%	9/27/23	10,000	10,047
	AXIS Specialty Finance LLC	5.875%	6/1/20	4,600	4,739
	Berkshire Hathaway Inc.	2.750%	3/15/23	64,513	64,074
	Berkshire Hathaway Inc.	3.125%	3/15/26	11,751	11,657
	Chubb INA Holdings Inc.	2.700%	3/13/23	20,325	19,939
	Chubb INA Holdings Inc.	3.350%	5/15/24	39,741	39,814
	Chubb INA Holdings Inc.	3.150%	3/15/25	18,312	18,080
	Chubb INA Holdings Inc.	3.350%	5/3/26	41,930	41,712
18	Chubb INA Holdings Inc.	2.500%	3/15/38	18,455	21,261
12	Cigna Corp.	4.375%	10/15/28	16,000	16,437
	Coventry Health Care Inc.	5.450%	6/15/21	8,500	8,865
12	Five Corners Funding Trust	4.419%	11/15/23	27,362	28,378
	Humana Inc.	3.950%	3/15/27	7,300	7,229
	Loews Corp.	2.625%	5/15/23	8,000	7,787
	Manulife Financial Corp.	4.900%	9/17/20	24,150	24,731
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	4,220	4,178
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,850	4,998
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	8,345	8,270
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	10,087	10,287
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	41,425	41,250
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	30,636	30,318
12	MassMutual Global Funding II	2.500%	10/17/22	10,500	10,221
12	MassMutual Global Funding II	2.750%	6/22/24	30,285	29,250
12	Metropolitan Life Global Funding I	3.000%	1/10/23	22,728	22,572
12	Metropolitan Life Global Funding I	3.600%	1/11/24	19,610	19,763
12	Metropolitan Life Global Funding I	3.450%	12/18/26	20,520	20,281
12	Metropolitan Life Global Funding I	3.000%	9/19/27	19,400	18,375
12	New York Life Global Funding	1.950%	2/11/20	1,595	1,581
12	New York Life Global Funding	2.900%	1/17/24	4,800	4,716
12	New York Life Global Funding	3.000%	1/10/28	44,860	43,282
12	Nuveen Finance LLC	4.125%	11/1/24	34,863	35,856
	PartnerRe Finance B LLC	5.500%	6/1/20	16,550	16,989

57

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
17	Pension Insurance Corp. plc	8.000%	11/23/26	6,000	9,109
12	Pricoa Global Funding I	2.200%	6/3/21	1,950	1,900
12	Pricoa Global Funding I	2.450%	9/21/22	5,255	5,095
	Progressive Corp.	4.200%	3/15/48	8,750	8,778
12	Protective Life Corp.	4.300%	9/30/28	22,900	22,861
	Prudential Financial Inc.	4.500%	11/16/21	4,025	4,159
5	Prudential Financial Inc.	5.200%	3/15/44	2,500	2,437
5	Prudential Financial Inc.	5.375%	5/15/45	3,575	3,467
	Reinsurance Group of America Inc.	5.000%	6/1/21	5,000	5,177
	Reinsurance Group of America Inc.	3.950%	9/15/26	24,825	24,501
12	Reliance Standard Life Global Funding II	2.500%	1/15/20	19,115	18,992
12	Reliance Standard Life Global Funding II	2.375%	5/4/20	6,785	6,710
12	Reliance Standard Life Global Funding II	3.050%	1/20/21	3,320	3,312
12	Reliance Standard Life Global Funding II	3.850%	9/19/23	17,750	17,947
12	Securian Financial Group Inc.	4.800%	4/15/48	6,583	6,430
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	11,278
12	Swiss Re Treasury US Corp.	2.875%	12/6/22	7,640	7,495
	UnitedHealth Group Inc.	4.700%	2/15/21	13,000	13,411
	UnitedHealth Group Inc.	2.750%	2/15/23	12,000	11,830
	UnitedHealth Group Inc.	2.875%	3/15/23	9,000	8,954
	UnitedHealth Group Inc.	3.750%	7/15/25	51,692	53,376
	UnitedHealth Group Inc.	3.450%	1/15/27	6,200	6,223
	UnitedHealth Group Inc.	3.375%	4/15/27	6,580	6,526
	Voya Financial Inc.	5.700%	7/15/43	3,758	4,081

	Other Finance (0.0%)
§,12	CFX Escrow Corp.	6.000%	2/15/24	1,600	1,600
12	GTP Acquisition Partners I LLC	2.350%	6/15/20	850	838

	Real Estate Investment Trusts (3.2%)
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	20,715	20,195
	Alexandria Real Estate Equities Inc.	3.950%	1/15/28	1,975	1,917
	AvalonBay Communities Inc.	2.850%	3/15/23	12,400	12,114
	AvalonBay Communities Inc.	2.950%	5/11/26	20,000	19,111
	AvalonBay Communities Inc.	3.350%	5/15/27	12,040	11,707
	AvalonBay Communities Inc.	3.200%	1/15/28	17,750	17,038
	Boston Properties LP	2.750%	10/1/26	6,210	5,709
	Brandywine Operating Partnership LP	4.100%	10/1/24	20,570	20,460
	Brixmor Operating Partnership LP	3.650%	6/15/24	10,535	10,241
	Brixmor Operating Partnership LP	3.850%	2/1/25	15,750	15,293
	Brixmor Operating Partnership LP	4.125%	6/15/26	34,960	33,929
	Camden Property Trust	4.625%	6/15/21	630	646
	Camden Property Trust	4.875%	6/15/23	960	1,012
	Camden Property Trust	4.250%	1/15/24	3,860	3,940
	Camden Property Trust	3.500%	9/15/24	1,105	1,096
	Camden Property Trust	4.100%	10/15/28	26,130	26,779
	Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	7,985	7,804
	Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	9,787	9,100
	CubeSmart LP	4.375%	2/15/29	12,000	12,013
	Digital Realty Trust LP	4.750%	10/1/25	5,645	5,828
	Digital Realty Trust LP	3.700%	8/15/27	28,700	27,400
	ERP Operating LP	3.375%	6/1/25	21,000	20,808
	ERP Operating LP	4.150%	12/1/28	15,905	16,528
	Federal Realty Investment Trust	2.550%	1/15/21	5,417	5,345
	Federal Realty Investment Trust	3.000%	8/1/22	22,448	22,119
	Federal Realty Investment Trust	2.750%	6/1/23	3,000	2,905
	Federal Realty Investment Trust	3.950%	1/15/24	8,269	8,370
	Federal Realty Investment Trust	3.250%	7/15/27	3,665	3,507
12	Goodman Australia Industrial Fund	3.400%	9/30/26	12,090	11,446
	HCP Inc.	2.625%	2/1/20	7,000	6,966
	HCP Inc.	4.250%	11/15/23	5,400	5,470
	HCP Inc.	4.200%	3/1/24	8,055	8,111
	HCP Inc.	3.400%	2/1/25	5,605	5,379
	HCP Inc.	4.000%	6/1/25	8,710	8,611
	Healthcare Trust of America Holdings LP	3.375%	7/15/21	4,705	4,672

58

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	14,912	14,793
	Healthcare Trust of America Holdings LP	3.500%	8/1/26	4,700	4,459
	Healthcare Trust of America Holdings LP	3.750%	7/1/27	19,455	18,672
	Highwoods Realty LP	3.200%	6/15/21	6,000	5,927
	Highwoods Realty LP	3.875%	3/1/27	19,500	18,977
	Kilroy Realty LP	4.375%	10/1/25	5,160	5,198
	Kilroy Realty LP	4.750%	12/15/28	30,000	31,047
	Kimco Realty Corp.	3.125%	6/1/23	9,106	8,864
	Kimco Realty Corp.	3.300%	2/1/25	19,940	19,237
	Liberty Property LP	4.400%	2/15/24	9,900	10,235
	Liberty Property LP	3.750%	4/1/25	4,915	4,857
	Liberty Property LP	4.375%	2/1/29	15,000	15,235
	Mid-America Apartments LP	4.300%	10/15/23	2,135	2,187
	Mid-America Apartments LP	4.000%	11/15/25	7,620	7,666
	National Retail Properties Inc.	4.000%	11/15/25	2,100	2,097
	Omega Healthcare Investors Inc.	4.950%	4/1/24	15,002	15,321
	Omega Healthcare Investors Inc.	4.500%	1/15/25	1,016	1,010
	Physicians Realty LP	3.950%	1/15/28	68,325	63,662
	Realty Income Corp.	3.875%	4/15/25	25,140	25,316
	Realty Income Corp.	4.125%	10/15/26	10,500	10,669
12	Scentre Group Trust 1 / Scentre Group Trust 2	3.750%	3/23/27	13,925	13,559
	Simon Property Group LP	4.125%	12/1/21	20,822	21,326
	Simon Property Group LP	3.375%	3/15/22	4,328	4,370
	Simon Property Group LP	2.750%	2/1/23	5,500	5,405
	Simon Property Group LP	3.750%	2/1/24	28,466	28,846
	Simon Property Group LP	3.375%	10/1/24	4,000	4,002
	Simon Property Group LP	3.500%	9/1/25	12,997	12,931
	Simon Property Group LP	3.300%	1/15/26	9,920	9,738
	Simon Property Group LP	3.250%	11/30/26	24,545	23,896
	Simon Property Group LP	3.375%	12/1/27	13,225	12,873
	SITE Center Corp.	3.625%	2/1/25	1,372	1,322
	SITE Center Corp.	4.250%	2/1/26	11,670	11,489
	Tanger Properties LP	3.875%	12/1/23	17,557	17,433
	Ventas Realty LP	3.500%	2/1/25	4,920	4,806
	VEREIT Operating Partnership LP	4.625%	11/1/25	31,180	31,408
	VEREIT Operating Partnership LP	4.875%	6/1/26	11,090	11,276
12	WEA Finance LLC	4.125%	9/20/28	36,075	36,256
	Welltower Inc.	3.750%	3/15/23	13,439	13,415
	Welltower Inc.	4.250%	4/15/28	2,540	2,549
					8,855,997
Industrial (27.7%)

	Basic Industry (1.1%)
12	Air Liquide Finance SA	2.250%	9/27/23	45,308	43,311
12	Air Liquide Finance SA	2.500%	9/27/26	17,850	16,706
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	5,200	5,003
12	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.400%	12/1/26	9,680	9,464
12	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.700%	6/1/28	46,431	46,535
	DowDuPont Inc.	4.493%	11/15/25	70,000	73,496
15	Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	2,500	1,832
18	Praxair Inc.	1.625%	12/1/25	28,580	34,624
12	Suzano Austria GmbH	6.000%	1/15/29	13,150	13,775
12	Suzano Austria GmbH	7.000%	3/16/47	17,050	18,443
	Vale Overseas Ltd.	6.250%	8/10/26	6,000	6,427
	WestRock RKT Co.	4.900%	3/1/22	1,250	1,284
	WestRock RKT Co.	4.000%	3/1/23	13,660	13,687
12	WRKCo Inc.	3.000%	9/15/24	17,995	17,136
12	WRKCo Inc.	4.900%	3/15/29	20,500	21,328

	Capital Goods (1.3%)
	Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	10,209
12	Berry Global Inc.	4.500%	2/15/26	6,225	5,867
	Caterpillar Financial Services Corp.	2.850%	6/1/22	8,600	8,480

59

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Caterpillar Financial Services Corp.	2.400%	6/6/22	23,820	23,245
	Caterpillar Financial Services Corp.	2.625%	3/1/23	14,845	14,468
	Caterpillar Financial Services Corp.	3.750%	11/24/23	24,995	25,416
	Caterpillar Financial Services Corp.	3.300%	6/9/24	305	304
§,12	CFX Escrow Corp.	6.375%	2/15/26	2,725	2,725
	CNH Industrial Capital LLC	4.200%	1/15/24	6,955	6,910
	Embraer Netherlands Finance BV	5.050%	6/15/25	10,900	11,303
	Embraer Netherlands Finance BV	5.400%	2/1/27	4,100	4,325
	Embraer SA	5.150%	6/15/22	8,000	8,267
	General Electric Co.	6.750%	3/15/32	14,920	16,394
	General Electric Co.	4.125%	10/9/42	9,772	8,071
18	Johnson Controls International plc	1.375%	2/25/25	3,305	3,748
	Johnson Controls International plc	3.900%	2/14/26	5,000	4,915
	Johnson Controls International plc	6.000%	1/15/36	30,673	34,447
	Johnson Controls International plc	4.625%	7/2/44	39,000	36,214
12	Mueller Water Products Inc.	5.500%	6/15/26	12,815	12,863
	Oshkosh Corp.	4.600%	5/15/28	7,000	7,000
	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	2,511	2,521
12,13	Reynolds Group Issuer Inc. / Reynolds Group Issuer, 3M USD LIBOR + 3.500%	6.287%	7/15/21	2,972	2,979
12	Sealed Air Corp.	5.500%	9/15/25	879	901
	Spirit AeroSystems Inc.	3.850%	6/15/26	35,100	32,766
	Spirit AeroSystems Inc.	4.600%	6/15/28	28,450	27,908
12	TransDigm Inc.	6.250%	3/15/26	18,100	18,372
	United Rentals North America Inc.	4.625%	7/15/23	12,178	12,300
	United Rentals North America Inc.	6.500%	12/15/26	5,225	5,388
	United Rentals North America Inc.	5.500%	5/15/27	6,575	6,542
	United Rentals North America Inc.	4.875%	1/15/28	6,854	6,494

	Communication (3.3%)
	America Movil SAB de CV	5.000%	10/16/19	12,000	12,152
	America Movil SAB de CV	5.000%	3/30/20	15,000	15,286
	American Tower Corp.	3.000%	6/15/23	32,000	31,247
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	76,727	79,002
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.200%	3/15/28	35,000	33,864
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	10,000	10,209
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	9,966	12,213
	Comcast Corp.	3.600%	3/1/24	45,407	46,045
	Comcast Corp.	3.375%	2/15/25	34,621	34,655
	Comcast Corp.	3.375%	8/15/25	117,848	117,631
	Comcast Corp.	3.950%	10/15/25	32,325	33,327
	Comcast Corp.	4.150%	10/15/28	111,025	114,957
	Crown Castle International Corp.	4.450%	2/15/26	23,226	23,788
	Crown Castle International Corp.	3.700%	6/15/26	18,750	18,183
12	CSC Holdings LLC	5.375%	2/1/28	10,130	9,699
12	CSC Holdings LLC	7.500%	4/1/28	6,586	6,767
12	CSC Holdings LLC	6.500%	2/1/29	13,000	13,179
12	Lamar Media Corp.	5.750%	2/1/26	3,795	3,909
	NBCUniversal Media LLC	4.375%	4/1/21	12,110	12,430
	NBCUniversal Media LLC	2.875%	1/15/23	46,957	46,676
	Omnicom Group Inc./ Omnicom Capital Inc.	3.600%	4/15/26	12,549	12,160
18	Orange SA	1.000%	9/12/25	9,000	10,259
18	Orange SA	1.375%	3/20/28	5,000	5,652
	Qwest Corp.	6.750%	12/1/21	20,290	21,614
	Qwest Corp.	7.250%	9/15/25	9,354	9,794
	T-Mobile USA Inc.	4.500%	2/1/26	10,500	10,224
	T-Mobile USA Inc.	4.750%	2/1/28	8,751	8,390
	Time Warner Cable LLC	8.250%	4/1/19	4,500	4,533
	Time Warner Entertainment Co. LP	8.375%	3/15/23	9,000	10,326
	Verizon Communications Inc.	3.500%	11/1/24	31,930	32,150

60

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Verizon Communications Inc.	3.376%	2/15/25	94,600	94,494
15	Verizon Communications Inc.	4.050%	2/17/25	9,430	7,033
	Verizon Communications Inc.	2.625%	8/15/26	58,791	54,850
	Viacom Inc.	3.875%	4/1/24	1,073	1,059

	Consumer Cyclical (3.8%)
12	1011778 BC ULC / New Red Finance Inc.	4.250%	5/15/24	3,730	3,627
12	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	25,250	24,398
12	Alimentation Couche-Tard Inc.	3.550%	7/26/27	46,728	44,352
12	Allison Transmission Inc.	4.750%	10/1/27	4,000	3,740
	Amazon.com Inc.	3.150%	8/22/27	7,000	6,927
	American Honda Finance Corp.	1.650%	7/12/21	11,165	10,805
	American Honda Finance Corp.	2.900%	2/16/24	7,500	7,390
	AutoZone Inc.	3.125%	4/21/26	13,622	12,896
	AutoZone Inc.	3.750%	6/1/27	10,000	9,747
12	BMW US Capital LLC	3.400%	8/13/21	25,750	25,862
12	BMW US Capital LLC	3.450%	4/12/23	61,340	61,823
12	BMW US Capital LLC	2.800%	4/11/26	4,000	3,753
12	BMW US Capital LLC	3.750%	4/12/28	16,600	16,395
	Boyd Gaming Corp.	6.000%	8/15/26	4,300	4,295
12	Churchill Downs Inc.	4.750%	1/15/28	8,150	7,814
	Costco Wholesale Corp.	2.750%	5/18/24	16,620	16,381
	Costco Wholesale Corp.	3.000%	5/18/27	20,775	20,265
	Cummins Inc.	3.650%	10/1/23	7,500	7,672
12	Eagle Intermediate Global Holding BV/Ruyi US Finance LLC	7.500%	5/1/25	9,350	8,918
15	Ford Motor Credit Co. LLC	3.588%	6/2/20	10,690	7,787
	General Motors Co.	4.875%	10/2/23	5,000	5,049
	General Motors Co.	5.000%	10/1/28	15,000	14,572
	General Motors Financial Co. Inc.	3.700%	5/9/23	10,000	9,686
	General Motors Financial Co. Inc.	4.250%	5/15/23	10,000	9,809
	General Motors Financial Co. Inc.	5.100%	1/17/24	45,000	45,654
	General Motors Financial Co. Inc.	3.500%	11/7/24	15,685	14,612
	General Motors Financial Co. Inc.	4.350%	4/9/25	15,750	15,173
	General Motors Financial Co. Inc.	4.300%	7/13/25	14,123	13,556
	General Motors Financial Co. Inc.	5.250%	3/1/26	10,941	10,921
	General Motors Financial Co. Inc.	4.000%	10/6/26	10,000	9,200
	General Motors Financial Co. Inc.	4.350%	1/17/27	15,000	14,112
	General Motors Financial Co. Inc.	5.650%	1/17/29	10,000	10,128
	GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	9,150	9,527
	GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	10,000	10,100
12	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	3,945	3,892
12	Harley-Davidson Financial Services Inc.	2.550%	6/9/22	15,320	14,681
12	Harley-Davidson Financial Services Inc.	3.350%	2/15/23	12,520	12,221
	Harley-Davidson Inc.	3.500%	7/28/25	22,000	21,174
12	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	18,372	18,487
	Home Depot Inc.	2.625%	6/1/22	20,960	20,858
	Home Depot Inc.	3.750%	2/15/24	4,000	4,142
	Home Depot Inc.	2.125%	9/15/26	5,000	4,613
	Home Depot Inc.	3.900%	12/6/28	14,250	14,888
12	Hyundai Capital America	3.100%	4/5/22	9,455	9,254
12	International Game Technology plc	6.250%	1/15/27	6,050	6,133
	Lennar Corp.	4.750%	11/29/27	6,147	5,809
	Lowe’s Cos. Inc.	3.750%	4/15/21	21,595	21,817
	Lowe’s Cos. Inc.	3.875%	9/15/23	9,750	9,889
	Lowe’s Cos. Inc.	3.125%	9/15/24	3,505	3,441
	Lowe’s Cos. Inc.	2.500%	4/15/26	17,067	15,579
	Macy’s Retail Holdings Inc.	2.875%	2/15/23	7,500	6,828
	Mastercard Inc.	3.375%	4/1/24	16,000	16,307
12	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.750%	2/1/27	2,740	2,764
	MGM Resorts International	5.750%	6/15/25	8,183	8,203
12	Nissan Motor Acceptance Corp.	2.550%	3/8/21	3,785	3,699
12	Nissan Motor Acceptance Corp.	2.600%	9/28/22	5,310	5,067

61

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
12	Performance Food Group Inc.	5.500%	6/1/24	14,580	14,471
	TJX Cos. Inc.	2.500%	5/15/23	13,400	13,150
	TJX Cos. Inc.	2.250%	9/15/26	28,575	26,366
	Toyota Motor Credit Corp.	4.500%	6/17/20	9,000	9,210
	Toyota Motor Credit Corp.	4.250%	1/11/21	5,155	5,299
	Toyota Motor Credit Corp.	2.750%	5/17/21	8,625	8,600
	Toyota Motor Credit Corp.	3.400%	9/15/21	24,460	24,815
	Toyota Motor Credit Corp.	3.300%	1/12/22	7,375	7,462
	Toyota Motor Credit Corp.	3.650%	1/8/29	40,745	41,421
	Visa Inc.	3.150%	12/14/25	98,722	98,919
12	Volkswagen Group of America Finance LLC	4.750%	11/13/28	31,000	30,661
	Walmart Inc.	2.350%	12/15/22	4,160	4,090
	Walmart Inc.	2.550%	4/11/23	17,421	17,266
	Walmart Inc.	3.550%	6/26/25	10,000	10,296
	Walmart Inc.	3.700%	6/26/28	60,000	61,919

	Consumer Noncyclical (5.4%)
	AbbVie Inc.	4.250%	11/14/28	65,000	64,646
	AmerisourceBergen Corp.	3.450%	12/15/27	47,216	44,882
12	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	108,090	105,925
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	19,347	18,729
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	39,460	39,232
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	14,863	14,966
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	14,381	14,009
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	11,900	11,799
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	95,350	99,025
12	Aramark Services Inc.	5.000%	2/1/28	15,480	15,112
12	Bausch Health Cos. Inc.	7.000%	3/15/24	4,607	4,837
	Baxalta Inc.	3.600%	6/23/22	2,084	2,090
	Baxalta Inc.	4.000%	6/23/25	14,504	14,401
	Becton Dickinson & Co.	3.734%	12/15/24	15,800	15,732
	Biogen Inc.	4.050%	9/15/25	12,763	13,010
	Campbell Soup Co.	3.950%	3/15/25	3,120	3,054
	Campbell Soup Co.	4.150%	3/15/28	10,925	10,490
	Cardinal Health Inc.	3.500%	11/15/24	7,000	6,797
	Catholic Health Initiatives Colorado GO	4.200%	8/1/23	2,000	2,032
	Celgene Corp.	3.875%	8/15/25	13,500	13,561
	Celgene Corp.	3.450%	11/15/27	34,095	32,519
	CHRISTUS Health	4.341%	7/1/28	20,000	20,767
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	2,900	2,944
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	4,000	4,075
	Constellation Brands Inc.	4.650%	11/15/28	15,000	15,488
	Covidien International Finance SA	3.200%	6/15/22	13,500	13,586
	CVS Health Corp.	4.100%	3/25/25	43,200	43,816
	CVS Health Corp.	4.300%	3/25/28	125,900	127,693
	DaVita Inc.	5.125%	7/15/24	2,575	2,546
	Dignity Health California GO	3.812%	11/1/24	1,000	1,009
	Express Scripts Holding Co.	3.000%	7/15/23	5,959	5,850
	Express Scripts Holding Co.	3.500%	6/15/24	27,333	27,112
	Express Scripts Holding Co.	3.400%	3/1/27	21,500	20,572
	Gilead Sciences Inc.	2.500%	9/1/23	2,750	2,669
	Gilead Sciences Inc.	3.700%	4/1/24	87,110	88,555
	Gilead Sciences Inc.	3.500%	2/1/25	82,807	82,645
	HCA Inc.	4.750%	5/1/23	4,167	4,276
	HCA Inc.	5.375%	9/1/26	5,419	5,561
	HCA Inc.	5.625%	9/1/28	4,935	5,102
	HCA Inc.	5.875%	2/1/29	2,725	2,854
12	Hologic Inc.	4.375%	10/15/25	5,325	5,205
12	Hologic Inc.	4.625%	2/1/28	6,550	6,337
	Hormel Foods Corp.	4.125%	4/15/21	625	633
12	Keurig Dr Pepper Inc.	4.597%	5/25/28	35,000	35,786
	Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,334
	Kroger Co.	2.950%	11/1/21	3,000	2,967

62

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Kroger Co.	3.400%	4/15/22	3,000	2,997
	Kroger Co.	3.500%	2/1/26	12,475	11,979
	Laboratory Corp. of America Holdings	3.600%	2/1/25	2,000	1,946
	McKesson Corp.	2.850%	3/15/23	5,000	4,845
	Medtronic Inc.	3.150%	3/15/22	8,733	8,795
	Medtronic Inc.	3.625%	3/15/24	4,090	4,184
	Medtronic Inc.	3.500%	3/15/25	140,511	143,407
	Mercy Health	4.302%	7/1/28	12,500	12,951
	Minerva Luxembourg SA	6.500%	9/20/26	4,540	4,326
12	Minerva Luxembourg SA	5.875%	1/19/28	7,500	6,656
12	Nestle Holdings Inc.	3.500%	9/24/25	11,055	11,304
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	16,000	14,798
	Pfizer Inc.	3.400%	5/15/24	17,095	17,513
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	7,500	6,997
	Quest Diagnostics Inc.	4.750%	1/30/20	1,000	1,016
	Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,111
	Quest Diagnostics Inc.	4.250%	4/1/24	2,000	2,049
	Quest Diagnostics Inc.	3.450%	6/1/26	6,900	6,559
12	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	1,025	1,040
12	Reckitt Benckiser Treasury Services plc	3.625%	9/21/23	7,021	7,074
12	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	47,745	46,001
12	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	11,295	10,681
12	Resideo Funding Inc.	6.125%	11/1/26	3,425	3,541
	Reynolds American Inc.	4.450%	6/12/25	87,408	87,783
12	Roche Holdings Inc.	3.350%	9/30/24	8,000	8,104
12	Roche Holdings Inc.	2.375%	1/28/27	6,750	6,305
	SSM Health Care Corp.	3.688%	6/1/23	24,865	25,074
	Stryker Corp.	3.375%	5/15/24	5,000	5,007
12	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	15,000	15,758
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	16,000	15,452

	Energy (5.5%)
5,12	AI Candelaria Spain SLU	7.500%	12/15/28	14,680	14,368
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	4.250%	12/1/27	21,520	20,982
	Apache Corp.	4.375%	10/15/28	40,000	39,041
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	68,140	64,059
	BP Capital Markets America Inc.	2.750%	5/10/23	54,532	53,695
	BP Capital Markets America Inc.	3.216%	11/28/23	29,455	29,310
	BP Capital Markets America Inc.	3.224%	4/14/24	26,774	26,630
	BP Capital Markets America Inc.	3.796%	9/21/25	12,000	12,317
	BP Capital Markets America Inc.	3.119%	5/4/26	66,294	64,326
	BP Capital Markets America Inc.	3.017%	1/16/27	18,065	17,196
	BP Capital Markets America Inc.	4.234%	11/6/28	34,582	36,397
	BP Capital Markets plc	3.994%	9/26/23	22,000	22,760
	BP Capital Markets plc	3.814%	2/10/24	36,910	37,813
	BP Capital Markets plc	3.535%	11/4/24	40,500	41,268
	BP Capital Markets plc	3.506%	3/17/25	5,125	5,152
	BP Capital Markets plc	3.279%	9/19/27	4,078	3,981
	Buckeye Partners LP	3.950%	12/1/26	8,525	7,658
	Buckeye Partners LP	4.125%	12/1/27	33,705	30,503
	Cenovus Energy Inc.	4.250%	4/15/27	10,000	9,575
	Chevron Corp.	2.954%	5/16/26	12,671	12,469
	Concho Resources Inc.	3.750%	10/1/27	13,304	12,921
	Concho Resources Inc.	4.300%	8/15/28	25,600	25,856
	ConocoPhillips Co.	4.950%	3/15/26	67,877	74,155
	Continental Resources Inc.	4.375%	1/15/28	16,100	15,999
	Dominion Energy Gas Holdings LLC	3.600%	12/15/24	25,000	24,834
	Enable Midstream Partners LP	4.950%	5/15/28	13,805	13,691
	Energy Transfer LP	5.500%	6/1/27	18,070	18,770
	Energy Transfer Operating LP	5.200%	2/1/22	9,605	9,919
	Energy Transfer Operating LP	4.900%	2/1/24	10,046	10,413
	Energy Transfer Operating LP	4.050%	3/15/25	14,738	14,489
	Energy Transfer Operating LP	4.200%	4/15/27	9,665	9,224

63

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Energy Transfer Operating LP	5.250%	4/15/29	18,500	19,149
	Energy Transfer Partners LP	9.700%	3/15/19	4,432	4,465
	Energy Transfer Partners LP	3.600%	2/1/23	8,439	8,369
	Energy Transfer Partners LP	4.950%	6/15/28	15,605	15,809
12	Eni SPA	4.750%	9/12/28	32,800	32,921
	EQT Corp.	3.900%	10/1/27	69,605	62,990
12	Hi-Crush Partners LP	9.500%	8/1/26	2,580	2,038
12	Marathon Petroleum Corp.	4.750%	12/15/23	10,000	10,370
12	Marathon Petroleum Corp.	5.125%	12/15/26	34,678	35,896
	MPLX LP	4.875%	12/1/24	49,105	51,144
	MPLX LP	4.800%	2/15/29	19,000	19,424
	Newfield Exploration Co.	5.625%	7/1/24	4,285	4,488
	Patterson-UTI Energy Inc.	3.950%	2/1/28	10,918	9,852
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	6,025	6,341
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.000%	10/1/22	26,484	27,312
	Regency Energy Partners LP / Regency Energy Finance Corp.	4.500%	11/1/23	4,036	4,112
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	20,000	21,300
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	9,965	10,538
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	35,370	38,023
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	33,205	36,069
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	19,025	19,619
	Shell International Finance BV	2.250%	1/6/23	16,500	16,113
	Shell International Finance BV	3.400%	8/12/23	4,000	4,092
	Shell International Finance BV	3.250%	5/11/25	85,903	86,478
	Shell International Finance BV	2.875%	5/10/26	25,555	24,879
	Sunoco Logistics Partners Operations LP	4.250%	4/1/24	10,000	10,041
	Sunoco Logistics Partners Operations LP	3.900%	7/15/26	13,648	12,869
12	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	4.750%	10/1/23	7,335	7,317
12	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	1,735	1,787
12	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	1,800	1,872
12	Thaioil Treasury Center Co. Ltd.	5.375%	11/20/48	5,500	5,823
	Total Capital Canada Ltd.	2.750%	7/15/23	29,570	29,324
	Total Capital International SA	2.700%	1/25/23	9,660	9,573
	Total Capital International SA	3.700%	1/15/24	5,000	5,143
	Total Capital International SA	3.750%	4/10/24	7,185	7,389
	Total Capital SA	3.883%	10/11/28	26,600	27,631
	TransCanada PipeLines Ltd.	2.500%	8/1/22	8,025	7,798
	TransCanada PipeLines Ltd.	3.750%	10/16/23	19,615	19,871
	TransCanada PipeLines Ltd.	4.875%	1/15/26	30,028	31,736
	TransCanada PipeLines Ltd.	4.250%	5/15/28	14,670	14,959
	Valero Energy Corp.	3.400%	9/15/26	7,677	7,318
	Valero Energy Partners LP	4.500%	3/15/28	26,135	26,365
	Williams Cos. Inc.	4.500%	11/15/23	6,133	6,325
	Williams Cos. Inc.	4.550%	6/24/24	4,265	4,410
	Williams Cos. Inc.	3.900%	1/15/25	5,116	5,090

	Other Industrial (0.1%)
	CBRE Services Inc.	4.875%	3/1/26	10,000	10,310
12	Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	20,710	20,891

	Technology (5.6%)
	Apple Inc.	3.000%	2/9/24	64,300	64,728
	Apple Inc.	3.450%	5/6/24	30,000	30,730
	Apple Inc.	2.850%	5/11/24	64,147	63,876
	Apple Inc.	2.750%	1/13/25	68,358	67,190
	Apple Inc.	2.500%	2/9/25	52,463	50,786
	Apple Inc.	3.200%	5/13/25	15,370	15,433
	Apple Inc.	3.250%	2/23/26	88,151	88,310
	Apple Inc.	2.450%	8/4/26	39,739	37,508

64

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Apple Inc.	3.350%	2/9/27	53,175	53,134
	Apple Inc.	3.200%	5/11/27	49,300	48,765
	Apple Inc.	2.900%	9/12/27	37,990	36,635
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	9,446	9,195
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	19,450	17,956
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	18,100	16,631
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	10,135	8,974
12	Dell International LLC / EMC Corp.	5.450%	6/15/23	19,461	20,361
12	Dell International LLC / EMC Corp.	6.020%	6/15/26	25,215	26,353
	DXC Technology Co.	4.250%	4/15/24	6,350	6,263
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	8,500	8,748
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	39,990	41,521
	International Business Machines Corp.	3.625%	2/12/24	37,000	37,336
	Marvell Technology Group Ltd.	4.875%	6/22/28	40,000	39,400
	Microsoft Corp.	2.000%	8/8/23	15,000	14,540
	Microsoft Corp.	2.875%	2/6/24	15,000	15,083
	Microsoft Corp.	2.700%	2/12/25	41,755	41,373
	Microsoft Corp.	3.125%	11/3/25	49,685	50,162
	Microsoft Corp.	2.400%	8/8/26	59,672	56,888
	Microsoft Corp.	3.300%	2/6/27	57,571	58,011
12	NXP BV / NXP Funding LLC	4.875%	3/1/24	22,000	22,577
12	NXP BV / NXP Funding LLC	5.350%	3/1/26	30,000	31,537
12	NXP BV / NXP Funding LLC	5.550%	12/1/28	15,250	16,317
	Oracle Corp.	2.400%	9/15/23	51,877	50,530
	Oracle Corp.	3.400%	7/8/24	22,400	22,670
	Oracle Corp.	2.950%	11/15/24	44,875	44,294
	Oracle Corp.	2.950%	5/15/25	49,591	48,815
	Oracle Corp.	2.650%	7/15/26	88,985	84,338
	Oracle Corp.	3.250%	11/15/27	35,515	34,950
	QUALCOMM Inc.	2.600%	1/30/23	8,330	8,127
	QUALCOMM Inc.	2.900%	5/20/24	95,587	92,535
	QUALCOMM Inc.	3.450%	5/20/25	8,316	8,183
	QUALCOMM Inc.	3.250%	5/20/27	29,706	28,143
18	SAP SE	1.625%	3/10/31	5,000	5,847
	Tyco Electronics Group SA	4.875%	1/15/21	4,335	4,459
	Tyco Electronics Group SA	3.500%	2/3/22	19,370	19,365
	Tyco Electronics Group SA	3.450%	8/1/24	8,710	8,498
	Tyco Electronics Group SA	3.700%	2/15/26	7,483	7,342
	Tyco Electronics Group SA	3.125%	8/15/27	22,000	20,608
12	Vantiv LLC / Vanity Issuer Corp.	4.375%	11/15/25	16,220	15,531
	Verisk Analytics Inc.	4.000%	6/15/25	16,000	16,029
	VMware Inc.	2.950%	8/21/22	9,720	9,395
	Western Digital Corp.	4.750%	2/15/26	14,600	13,578

	Transportation (1.6%)
12	Air Canada	7.750%	4/15/21	17,642	18,833
5,12	Air Canada 2013-1 Class B Pass Through Trust	5.375%	5/15/21	785	798
15	Asciano Finance Ltd.	5.400%	5/12/27	11,130	8,462
15	Aurizon Network Pty Ltd.	4.000%	6/21/24	29,190	21,415
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	16,231	19,696
5	Continental Airlines 2000-1 Class A-1 Pass Through Trust	8.048%	11/1/20	518	535
5	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	446	466
5	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	2,943	3,013
5	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	3,541	3,598
5	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	6,432	6,430
5	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	5,063	5,049
5	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	845	860
5	CSX Transportation Inc.	6.251%	1/15/23	2,193	2,361
5	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	7,163	7,573
5	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	30,119	32,495
5	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	1,610	1,661
5	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,596	1,614
5	Delta Air Lines 2015-1 Class A Pass Through Trust	3.875%	1/30/29	7,638	7,589

65

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Delta Air Lines Inc.	4.375%	4/19/28	125,025	118,678
12	ERAC USA Finance LLC	3.850%	11/15/24	8,000	7,975
12	ERAC USA Finance LLC	3.800%	11/1/25	9,000	8,882
5	Hawaiian Airlines 2013-1 Class A Pass Through Certificates	3.900%	1/15/26	44,787	43,379
5,12	Heathrow Funding Ltd.	4.875%	7/15/23	330	340
	Kansas City Southern	3.125%	6/1/26	42,750	40,261
	Kirby Corp.	4.200%	3/1/28	7,000	6,870
15	Qantas Airways Ltd.	7.500%	6/11/21	21,790	17,416
15	Qantas Airways Ltd.	7.750%	5/19/22	4,780	3,956
	Southwest Airlines Co.	7.375%	3/1/27	4,930	5,928
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.650%	8/1/22	4,759	5,028
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	10,507	11,012
5	Spirit Airlines Class A Pass Through Certificates Series 2015-1	4.100%	10/1/29	10,578	10,556
5	Spirit Airlines Pass Through Trust 2017-1A	3.650%	2/15/30	29,112	27,517
5	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	4,546	4,612
5	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	2,785	2,967
15	WSO Finance Pty Ltd.	3.500%	7/14/23	10,260	7,568
					8,049,625
Utilities (3.2%)
	Electric (3.0%)
	AEP Transmission Co. LLC	3.100%	12/1/26	10,100	9,764
	Ameren Illinois Co.	2.700%	9/1/22	7,449	7,359
	Ameren Illinois Co.	3.250%	3/1/25	11,680	11,587
	Baltimore Gas & Electric Co.	2.800%	8/15/22	16,840	16,551
	Baltimore Gas & Electric Co.	3.350%	7/1/23	10,627	10,689
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	7,955	7,850
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	47,864	48,921
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	16,025	15,612
	Commonwealth Edison Co.	3.100%	11/1/24	5,790	5,657
	Connecticut Light & Power Co.	2.500%	1/15/23	26,960	26,376
	DTE Electric Co.	2.650%	6/15/22	1,000	982
	Duke Energy Florida LLC	3.200%	1/15/27	8,403	8,240
	Duke Energy Florida LLC	3.800%	7/15/28	19,979	20,391
12	EDP Finance BV	4.125%	1/15/20	13,664	13,684
12	EDP Finance BV	5.250%	1/14/21	12,300	12,612
12	EDP Finance BV	3.625%	7/15/24	10,885	10,456
12	Enel Finance International NV	2.875%	5/25/22	6,245	6,007
12	Enel Finance International NV	4.250%	9/14/23	25,085	24,984
	Entergy Arkansas Inc.	3.050%	6/1/23	7,410	7,343
	Entergy Arkansas Inc.	3.700%	6/1/24	9,708	9,888
	Entergy Arkansas Inc.	3.500%	4/1/26	24,414	24,183
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	12,935	14,286
	Entergy Louisiana LLC	3.300%	12/1/22	6,915	6,930
	Entergy Louisiana LLC	4.050%	9/1/23	6,400	6,598
	Entergy Louisiana LLC	5.400%	11/1/24	8,562	9,468
	Entergy Louisiana LLC	2.400%	10/1/26	14,120	12,967
	Entergy Louisiana LLC	3.120%	9/1/27	18,025	17,274
	Entergy Louisiana LLC	4.950%	1/15/45	9,250	9,508
	Exelon Corp.	3.497%	6/1/22	3,631	3,609
	Exelon Corp.	3.950%	6/15/25	23,652	23,709
	FirstEnergy Corp.	2.850%	7/15/22	20,230	19,723
	FirstEnergy Corp.	4.250%	3/15/23	23,472	24,026
12	FirstEnergy Transmission LLC	4.350%	1/15/25	17,035	17,450
	Georgia Power Co.	2.400%	4/1/21	4,735	4,660
	Georgia Power Co.	2.850%	5/15/22	16,559	16,253
	ITC Holdings Corp.	3.250%	6/30/26	9,700	9,297
	ITC Holdings Corp.	3.350%	11/15/27	18,745	17,955
12	Kallpa Generacion SA	4.125%	8/16/27	11,000	10,396
12	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	24,926	24,771
	MidAmerican Energy Co.	3.700%	9/15/23	5,500	5,601
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	35,000	35,289

66

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	NSTAR Electric Co.	2.375%	10/15/22	7,700	7,491
	NSTAR Electric Co.	3.250%	11/15/25	10,000	9,811
	NSTAR Electric Co.	3.200%	5/15/27	16,330	15,910
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	1,200	1,168
	Oncor Electric Delivery Co. LLC	5.750%	3/15/29	22,322	26,256
	PacifiCorp	3.600%	4/1/24	14,000	14,286
	PacifiCorp	3.350%	7/1/25	17,720	17,332
	Potomac Electric Power Co.	3.050%	4/1/22	2,270	2,254
	Potomac Electric Power Co.	3.600%	3/15/24	15,690	15,979
	Puget Energy Inc.	5.625%	7/15/22	19,769	20,868
	Puget Energy Inc.	3.650%	5/15/25	13,665	13,285
	Southern Co.	2.350%	7/1/21	2,307	2,256
	Southwestern Electric Power Co.	3.550%	2/15/22	16,530	16,535
	Southwestern Electric Power Co.	4.100%	9/15/28	25,000	25,275
	Southwestern Public Service Co.	3.300%	6/15/24	41,070	41,096
12	Trans-Allegheny Interstate Line Co.	3.850%	6/1/25	11,000	11,069
15,16	Victoria Power Networks Finance Pty Ltd., 3M Australian Bank Bill Rate + 0.280%	2.220%	8/15/21	2,000	1,426
15,16	Victoria Power Networks Finance Pty Ltd., 3M Australian Bank Bill Rate + 0.280%	2.345%	1/17/22	500	354
	Virginia Electric & Power Co.	3.450%	9/1/22	9,000	9,082
	Virginia Electric & Power Co.	2.750%	3/15/23	4,744	4,665
	Virginia Electric & Power Co.	3.450%	2/15/24	7,000	7,059
	Virginia Electric & Power Co.	3.100%	5/15/25	8,885	8,707
	Virginia Electric & Power Co.	3.150%	1/15/26	7,950	7,765
	Virginia Electric & Power Co.	2.950%	11/15/26	12,185	11,634
	Westar Energy Inc.	2.550%	7/1/26	2,000	1,841
	Westar Energy Inc.	3.100%	4/1/27	5,800	5,620

	Natural Gas (0.2%)
12	Engie SA	2.875%	10/10/22	3,480	3,456
	Sempra Energy	4.050%	12/1/23	10,455	10,529
	Sempra Energy	3.400%	2/1/28	42,092	39,288
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	4,125	3,891

	Other Utility (0.0%)
15	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	1,750	1,305
					946,399
Total Corporate Bonds (Cost $17,931,004)					17,851,183
Sovereign Bonds (8.8%)
12	Abu Dhabi National Energy Co. PJSC	4.875%	4/23/30	9,450	9,809
5,12	Aeropuerto Internacional de Tocumen SA	6.000%	11/18/48	3,455	3,572
12	Arab Petroleum Investments Corp.	4.125%	9/18/23	20,000	20,309
18	Arab Republic of Egypt	4.750%	4/16/26	4,400	4,688
	Argentine Republic	6.875%	4/22/21	4,000	3,815
	Argentine Republic	5.625%	1/26/22	7,400	6,725
	Argentine Republic	4.625%	1/11/23	7,098	6,104
	Argentine Republic	7.500%	4/22/26	3,000	2,660
	Argentine Republic	6.875%	1/26/27	32,657	27,644
12	Banco Latinoamericano de Comercio Exterior SA	3.250%	5/7/20	4,000	3,960
	Banque Ouest Africaine de Developpement	5.000%	7/27/27	2,080	2,036
12	Banque Ouest Africaine de Developpement	5.000%	7/27/27	4,929	4,822
12	Bermuda	4.138%	1/3/23	10,964	11,159
	Bermuda	4.854%	2/6/24	8,791	9,210
12	Bermuda	4.854%	2/6/24	3,517	3,671
5	Bermuda	4.750%	2/15/29	13,400	13,983
	BOC Aviation Ltd.	3.875%	5/9/19	800	802
12	BOC Aviation Ltd.	2.375%	9/15/21	15,000	14,520
	Cayman Islands	5.950%	11/24/19	500	511
12	CDP Financial Inc.	3.150%	7/24/24	8,000	8,033
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	3,300	3,371
5	City of Buenos Aires	8.950%	2/19/21	2,200	2,214
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	4,000	4,115

67

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
12	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	994
	Corp Financiera de Desarrollo SA	4.750%	7/15/25	15,100	15,545
12	Corp Nacional del Cobre de Chile	4.375%	2/5/49	18,000	16,896
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	5,000	5,004
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,885	5,014
12	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,400	1,435
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	29,660	30,301
12	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	3,000	3,058
	Corp. Nacional del Cobre de Chile	4.500%	9/16/25	46,200	47,581
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	1,295	1,286
12,19	Dexia Credit Local SA	1.875%	9/15/21	10,000	9,773
12	Dexia Credit Local SA	2.375%	9/20/22	1,750	1,723
	Dominican Republic	6.600%	1/28/24	3,250	3,466
12	Electricite de France SA	4.500%	9/21/28	9,500	9,512
	Emirate of Abu Dhabi	3.125%	10/11/27	57,320	55,982
	Empresa Nacional del Petroleo	3.750%	8/5/26	6,635	6,413
5,12	Empresa Nacional del Petroleo	5.250%	11/6/29	50,635	53,167
5	Empresa Nacional del Petroleo	5.250%	11/6/29	4,342	4,537
5,12	ENA Norte Trust	4.950%	4/25/28	1,270	1,277
	Equinor ASA	3.150%	1/23/22	3,000	3,041
	Equinor ASA	2.450%	1/17/23	3,000	2,961
	Equinor ASA	3.950%	5/15/43	3,191	3,141
	Export-Import Bank of China	3.625%	7/31/24	5,000	5,035
	Export-Import Bank of China	3.375%	3/14/27	5,319	5,173
	Export-Import Bank of India	3.375%	8/5/26	3,000	2,816
12	Export-Import Bank of India	3.875%	2/1/28	9,675	9,280
	Export-Import Bank of Korea	5.125%	6/29/20	17,000	17,485
	Export-Import Bank of Korea	4.000%	1/29/21	1,000	1,018
	Export-Import Bank of Korea	2.750%	1/25/22	2,500	2,468
	Export-Import Bank of Korea	3.000%	11/1/22	45,108	44,714
	Federal Republic of Nigeria	7.625%	11/21/25	13,350	13,790
	Federative Republic of Brazil	5.000%	1/27/45	790	729
	Fondo MIVIVIENDA SA	3.500%	1/31/23	10,000	9,834
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	27,800	28,135
	Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	7,000	8,045
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	4,800	4,785
	ICBCIL Finance Co. Ltd.	3.000%	4/5/20	3,538	3,515
	ICBCIL Finance Co. Ltd.	3.200%	11/10/20	5,000	4,965
	ICBCIL Finance Co. Ltd.	3.375%	4/5/22	10,000	9,882
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	2,400	2,399
	Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	3,700	3,588
20	Japan Bank for International Cooperation	2.000%	11/4/21	37,500	36,694
21	Japan Treasury Discount Bill	0.000%	3/18/19	16,404,450	150,625
12	KazMunayGas National Co. JSC	3.875%	4/19/22	8,600	8,589
12	KazMunayGas National Co. JSC	6.375%	10/24/48	5,400	5,778
12	Kingdom of Saudi Arabia	2.375%	10/26/21	785	763
	Kingdom of Saudi Arabia	2.375%	10/26/21	118,577	115,353
	Kingdom of Saudi Arabia	4.000%	4/17/25	13,500	13,654
	Korea Development Bank	4.625%	11/16/21	3,285	3,417
	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	2,800	2,766
12	Kowloon-Canton Railway Corp.	5.125%	5/20/19	2,500	2,516
	KSA Sukuk Ltd.	2.894%	4/20/22	9,000	8,851
	Nexen Energy ULC	6.200%	7/30/19	2,000	2,030
	North American Development Bank	2.400%	10/26/22	1,300	1,272
	NTPC Ltd.	4.250%	2/26/26	6,250	6,107
	OCP SA	5.625%	4/25/24	1,520	1,582
12	Ontario Teachers’ Cadillac Fairview Properties Trust	3.125%	3/20/22	6,000	5,950
12	Ontario Teachers’ Cadillac Fairview Properties Trust	3.875%	3/20/27	7,000	6,968
12	Ontario Teachers’ Cadillac Fairview Properties Trust	4.125%	2/1/29	11,900	12,055
5	Oriental Republic of Uruguay	4.375%	1/23/31	15,500	15,500
5	Oriental Republic of Uruguay	4.975%	4/20/55	5,350	5,317
12	Perusahaan Listrik Negara PT	6.250%	1/25/49	4,620	5,001
	Petrobras Global Finance BV	6.125%	1/17/22	3,313	3,479
	Petrobras Global Finance BV	6.250%	3/17/24	785	824

68

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Petrobras Global Finance BV	5.299%	1/27/25	28,351	28,386
	Petrobras Global Finance BV	8.750%	5/23/26	5,250	6,156
	Petrobras Global Finance BV	7.375%	1/17/27	4,051	4,390
	Petroleos del Peru SA	4.750%	6/19/32	3,050	3,020
	Petroleos Mexicanos	8.000%	5/3/19	5,565	5,631
	Petroleos Mexicanos	5.500%	1/21/21	193,114	194,074
	Petroleos Mexicanos	6.375%	2/4/21	4,167	4,217
	Petroleos Mexicanos	6.875%	8/4/26	36,290	35,964
	Petroleos Mexicanos	6.500%	3/13/27	5,835	5,618
	Petroleos Mexicanos	6.500%	1/23/29	26,000	24,461
	Petroleos Mexicanos	5.625%	1/23/46	3,800	3,000
13	Petroleos Mexicanos, 3M USD LIBOR + 3.650%	6.421%	3/11/22	19,150	19,324
12,18	Portuguese Republic	1.950%	6/15/29	56,000	66,088
	Province of Ontario	4.000%	10/7/19	4,500	4,536
	Republic of Colombia	7.375%	3/18/19	585	588
	Republic of Colombia	4.000%	2/26/24	36,650	36,879
5	Republic of Colombia	4.500%	1/28/26	10,000	10,262
5	Republic of Colombia	4.500%	3/15/29	36,430	37,286
	Republic of Colombia	10.375%	1/28/33	32,175	48,571
	Republic of Croatia	6.375%	3/24/21	7,250	7,657
18	Republic of Croatia	3.000%	3/20/27	12,582	15,464
	Republic of Guatemala	5.750%	6/6/22	11,999	12,587
	Republic of Guatemala	4.375%	6/5/27	7,250	6,967
	Republic of Hungary	6.250%	1/29/20	69,735	71,831
	Republic of Hungary	6.375%	3/29/21	5,980	6,346
18	Republic of Hungary	1.250%	10/22/25	17,100	19,701
	Republic of Indonesia	4.875%	5/5/21	29,441	30,305
12	Republic of Indonesia	3.700%	1/8/22	3,124	3,136
	Republic of Indonesia	3.750%	4/25/22	88,508	89,057
	Republic of Indonesia	3.375%	4/15/23	19,165	18,904
	Republic of Indonesia	5.375%	10/17/23	6,400	6,854
	Republic of Indonesia	5.875%	1/15/24	34,830	38,107
	Republic of Indonesia	4.450%	2/11/24	9,530	9,624
	Republic of Indonesia	4.125%	1/15/25	2,000	2,023
18	Republic of Kazakhstan	2.375%	11/9/28	3,200	3,699
	Republic of Latvia	2.750%	1/12/20	7,350	7,320
12	Republic of Latvia	2.750%	1/12/20	1,000	995
	Republic of Lithuania	7.375%	2/11/20	23,356	24,339
	Republic of Lithuania	6.125%	3/9/21	42,564	45,104
12	Republic of Lithuania	6.125%	3/9/21	7,400	7,836
	Republic of Lithuania	6.625%	2/1/22	12,000	13,132
5	Republic of Panama	4.000%	9/22/24	6,700	6,876
	Republic of Panama	9.375%	4/1/29	300	428
	Republic of Panama	8.125%	4/28/34	9,136	12,127
5	Republic of Panama	6.700%	1/26/36	2,400	3,030
5	Republic of Panama	4.500%	4/16/50	6,035	6,020
	Republic of Paraguay	4.625%	1/25/23	7,717	7,856
	Republic of Poland	5.125%	4/21/21	10,505	11,004
	Republic of Poland	5.000%	3/23/22	10,730	11,362
	Republic of Serbia	4.875%	2/25/20	9,000	9,122
	Republic of Serbia	7.250%	9/28/21	24,756	26,922
	Republic of Slovenia	5.500%	10/26/22	36,554	39,163
	Republic of the Philippines	5.500%	3/30/26	2,985	3,358
	Republic of Turkey	7.000%	6/5/20	12,300	12,607
18	Republic of Turkey	5.200%	2/16/26	21,950	25,786
	Republic of Turkey	4.250%	4/14/26	1,000	880
	Republic of Turkey	5.750%	5/11/47	520	443
12	SABIC Capital II BV	4.000%	10/10/23	15,288	15,422
	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	13,170	12,929
12	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,800	1,858
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	34,570	35,745
	Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/24	8,650	8,943
	Sinopec Group Overseas Development 2017 Ltd.	2.500%	9/13/22	5,000	4,825
12	Sinopec Group Overseas Development 2017 Ltd.	3.625%	4/12/27	17,500	17,139

69

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
12	Sinopec Group Overseas Development 2018 Ltd.	4.250%	9/12/28	41,989	43,037
	Socialist Republic of Vietnam	6.750%	1/29/20	16,900	17,425
	State of Israel	3.150%	6/30/23	2,000	2,015
18	State of Israel	2.875%	1/29/24	1,100	1,406
	State of Israel	2.875%	3/16/26	3,011	2,953
	State of Israel	3.250%	1/17/28	19,625	19,473
18	State of Israel	1.500%	1/16/29	950	1,109
18	State of Israel	2.500%	1/16/49	16,000	18,625
	State of Kuwait	2.750%	3/20/22	19,406	19,197
	State of Kuwait	3.500%	3/20/27	6,911	6,906
	State of Qatar	2.375%	6/2/21	775	761
	Sultanate of Oman	6.750%	1/17/48	12,200	10,404
12	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	977
	Ukraine	8.994%	2/1/24	5,600	5,515
	Ukraine	9.750%	11/1/28	10,200	10,134
	United Mexican States	3.625%	3/15/22	29,332	29,313
22	United Mexican States	10.000%	12/5/24	152,000	8,596
22	United Mexican States	8.500%	5/31/29	1,526,100	79,690
Total Sovereign Bonds (Cost $2,559,748)					2,573,407
Taxable Municipal Bonds (0.2%)
	Allentown PA Neighborhood Improvement Zone Development Authority Revenue	5.420%	5/1/21	4,000	3,989
	Florida Hurricane Catastrophe Fund Finance Corp. Revenue	2.995%	7/1/20	1,250	1,253
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	5,891	6,714
	Illinois GO	5.000%	1/1/23	1,835	1,870
	JobsOhio Beverage System Statewide Liquor Profits Revenue	2.885%	1/1/21	1,000	1,003
	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 2010-EGSL	3.220%	2/1/21	784	784
	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 2010-ELL	3.450%	2/1/22	2,289	2,292
23	New Jersey Economic Development Authority Revenue (State Pension Funding)	7.425%	2/15/29	5,435	6,572
	New York City NY Transitional Finance Authority Future Tax Revenue	5.125%	2/1/24	1,500	1,639
	New York State Dormitory Authority Revenue (Employer Assessment)	3.892%	12/1/24	2,000	2,113
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,000	2,288
	San Diego County CA Regional Airport Authority Revenue	3.730%	7/1/21	800	813
	San Diego County CA Regional Airport Authority Revenue	5.594%	7/1/43	6,200	6,778
	Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	4,960	5,730
	Texas GO	3.682%	8/1/24	2,000	2,063
	University of California Revenue	2.300%	5/15/21	1,000	993
Total Taxable Municipal Bonds (Cost $46,246)					46,894

				Shares
Convertible Preferred Stocks (0.0%)
§,*	Lehman Brothers Holdings Inc. Pfd.			8,740	—

70

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Shares	Market Value ($000)
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
24	Vanguard Market Liquidity Fund (Cost $109,301)	2.572%	1,093,137	109,314

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Interest Rate Swaptions (0.0%)
Call Swaptions (0.0%)
30-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.816% Semiannually	JPMC	4/30/19	2.816%	15,790	319
Put Swaptions (0.0%)
30-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.816% Semiannually	JPMC	4/30/19	2.816%	15,790	319
Total Options Purchased (Cost $638)					638
Total Investments (99.3%) (Cost $29,026,468)					28,908,378
Other Assets and Liabilities—Net (0.7%)					217,400
Net Assets (100%)					29,125,778

§	Security value determined using significant unobservable inputs.
*	Non-income-producing security--security in default.
1	Securities with a value of $50,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $11,909,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3	Securities with a value of $13,448,000 have been segregated as initial margin for open cleared swap contracts.
4	Securities with a value of $59,767,000 have been segregated as initial margin for open futures contracts.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6

The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

7	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2019.
8	Interest-only security.
9	Inverse floating rate Interest-only security whose interest rate is derived by subtracting 1-month USD LIBOR from a cap.
10	Adjustable-rate security based upon 12-month USD LIBOR plus spread.
11	Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
12

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2019, the aggregate value of these securities was $5,537,553,000, representing 19.0% of net assets.

13	Adjustable-rate security based upon 3-month USD LIBOR plus spread.
14	Adjustable-rate security based upon 1-month USD LIBOR plus spread.
15	Face amount denominated in Australian dollars.
16	Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
17	Face amount denominated in British pounds.
18	Face amount denominated in euro.
19	Guaranteed by multiple countries.
20	Guaranteed by the Government of Japan.
21	Face amount denominated in Japanese yen.
22	Face amount denominated in Mexican peso.
23	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
24	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.

71

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

JPMC—JP Morgan Chase Bank.
REMICS—Real Estate Mortgage Investment Conduits.

72

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (8.0%)
U.S. Government Securities (5.8%)
1	United States Treasury Note/Bond	2.250%	11/15/24	10,808	10,673
1,2	United States Treasury Note/Bond	4.500%	2/15/36	270,030	334,543
	United States Treasury Note/Bond	4.750%	2/15/37	109,059	139,732
	United States Treasury Note/Bond	4.375%	11/15/39	83,425	102,835
1	United States Treasury Note/Bond	3.125%	2/15/43	43,765	44,859
	United States Treasury Note/Bond	2.875%	5/15/43	4,100	4,021
	United States Treasury Note/Bond	3.375%	5/15/44	25,000	26,715
	United States Treasury Note/Bond	3.000%	11/15/44	9,210	9,230
	United States Treasury Note/Bond	2.500%	2/15/45	28,662	26,078
	United States Treasury Note/Bond	2.875%	8/15/45	3,700	3,619
1	United States Treasury Note/Bond	3.000%	11/15/45	6,720	6,733
	United States Treasury Note/Bond	2.500%	2/15/46	3,517	3,188
	United States Treasury Note/Bond	2.500%	5/15/46	17,500	15,854
	United States Treasury Note/Bond	2.250%	8/15/46	39,500	33,902
2	United States Treasury Note/Bond	3.000%	5/15/47	31,000	30,985
	United States Treasury Note/Bond	2.750%	11/15/47	47,602	45,222
	United States Treasury Note/Bond	3.000%	2/15/48	82,000	81,859
	United States Treasury Note/Bond	3.125%	5/15/48	30,000	30,689
1	United States Treasury Note/Bond	3.000%	8/15/48	3,000	2,995
	United States Treasury Strip Principal	0.000%	2/15/48	47,795	19,622
					973,354
Agency Bonds and Notes (0.3%)
3	Tennessee Valley Authority	5.250%	9/15/39	33,800	42,202
3	Tennessee Valley Authority	4.250%	9/15/65	10,000	11,361
					53,563
Conventional Mortgage-Backed Securities (1.4%)
4,5	Fannie Mae Pool	3.050%	10/1/32	1,731	1,632
4,5	Fannie Mae Pool	3.100%	6/1/32–10/1/32	20,730	19,887
4,5	Fannie Mae Pool	3.180%	9/1/32	10,750	10,417
4,5	Fannie Mae Pool	3.200%	9/1/32	5,660	5,425
4,5	Fannie Mae Pool	3.220%	7/1/32	2,210	2,165
4,5	Fannie Mae Pool	3.230%	7/1/32–8/1/32	5,914	5,747
4,5	Fannie Mae Pool	3.250%	6/1/32	6,115	5,958
4,5	Fannie Mae Pool	3.260%	9/1/32	26,625	25,960
4,5	Fannie Mae Pool	3.300%	7/1/32	1,603	1,584
4,5	Fannie Mae Pool	3.440%	3/1/33	10,900	10,667
4,5	Fannie Mae Pool	3.490%	2/1/32	5,695	5,678
4,5	Fannie Mae Pool	3.560%	4/1/33	13,538	13,532
4,5	Fannie Mae Pool	3.580%	8/1/30–4/1/33	17,561	17,938
4,5	Fannie Mae Pool	3.610%	5/1/33	13,748	13,808
4,5	Fannie Mae Pool	3.620%	8/1/30	9,055	9,363
4,5	Fannie Mae Pool	3.690%	8/1/30	8,625	8,858
§,4,5,6	Fannie Mae Pool	3.765%	3/1/34	33,570	34,050
4,5	Fannie Mae Pool	3.970%	1/1/34	27,235	28,631
4,5,6	Fannie Mae Pool	4.000%	12/1/48–3/1/49	2,230	2,282
4,5	Fannie Mae Pool	4.030%	1/1/34	6,284	6,656
4,5	Fannie Mae Pool	4.130%	12/1/30	6,430	6,712
4,5	Fannie Mae Pool	4.180%	12/1/30	7,780	8,226
					245,176
Nonconventional Mortgage-Backed Securities (0.5%)
4,5	Fannie Mae Pool	3.135%	10/1/32	6,300	6,100
4,5	Fannie Mae REMICS	3.000%	7/25/47	12,564	12,093
4,5,7	Fannie Mae REMICS, 6.050% - 1M USD LIBOR	3.540%	3/25/46	1,821	313
4,5,7	Fannie Mae REMICS, 6.150% - 1M USD LIBOR	3.640%	5/25/47	2,548	425
4,5,7	Fannie Mae REMICS, 6.200% - 1M USD LIBOR	3.690%	10/25/47	1,665	303
4,5,8	Fannie Mae REMICS	4.000%	3/25/43–2/25/48	1,659	330
4,5,8	Fannie Mae REMICS	4.500%	9/25/47	844	188
4,5,8	Fannie Mae REMICS	5.000%	6/25/45	1,148	225
4,5,8	Fannie Mae REMICS	5.500%	2/25/46	622	131
4,5,8	Fannie Mae REMICS	6.000%	12/25/47	732	173
4,5,8	Fannie Mae REMICS 2012-138	4.500%	12/25/42	476	116

73

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4,5,8	Fannie Mae REMICS 2013-20	4.000%	3/25/43	576	109
4,5,8	Fannie Mae REMICS 2013-39D	4.000%	6/25/42	496	79
4,5,8	Fannie Mae REMICS 2013-43	4.000%	5/25/43	1,466	278
4,5,8	Fannie Mae REMICS 2015-22	6.000%	4/25/45	653	150
4,5,8	Fannie Mae REMICS 2015-28	4.000%	5/25/45	557	108
4,5,8	Fannie Mae REMICS 2016-3	4.000%	2/25/46	1,253	236
4,5,8	Fannie Mae REMICS 2016-3	6.000%	2/25/46	576	135
4,5	Freddie Mac REMICS	3.000%	4/15/47	11,716	11,016
4,5,7	Freddie Mac REMICS, 6.150% - 1M USD LIBOR	3.641%	1/15/42–1/15/45	1,234	200
4,5,7	Freddie Mac REMICS, 6.200% - 1M USD LIBOR	3.691%	12/15/47	631	118
4,5,8	Freddie Mac REMICS	4.000%	10/15/42–12/15/47	1,826	336
4	Ginnie Mae REMICS	3.000%	7/20/47–8/20/47	43,750	40,528
4,7	Ginnie Mae REMICS, 5.650% - 1M USD LIBOR	3.147%	8/20/45	1,064	156
4,7	Ginnie Mae REMICS, 6.100% - 1M USD LIBOR	3.597%	9/20/46	793	148
4,7	Ginnie Mae REMICS, 6.200% - 1M USD LIBOR	3.697%	9/20/47–12/20/47	5,014	832
4,8	Ginnie Mae REMICS	4.000%	3/20/42–12/20/47	3,367	613
4,8	Ginnie Mae REMICS	4.500%	3/20/43–1/20/48	4,619	944
4,8	Ginnie Mae REMICS	5.000%	2/20/40	1,016	217
					76,600
Total U.S. Government and Agency Obligations (Cost $1,319,781)					1,348,693
Asset-Backed/Commercial Mortgage-Backed Security (0.1%)
4	Public Service New Hampshire Funding LLC 2018-1 (Cost $6,051)	3.814%	2/1/35	6,051	6,266
Corporate Bonds (75.7%)
Finance (18.3%)
	Banking (12.2%)
4	Bank of America Corp.	3.824%	1/20/28	12,200	12,152
4	Bank of America Corp.	3.705%	4/24/28	35,080	34,584
4	Bank of America Corp.	4.244%	4/24/38	80,790	81,328
	Bank of America Corp.	5.875%	2/7/42	19,230	23,368
4	Bank of America Corp.	4.443%	1/20/48	24,655	25,384
4	Bank of America Corp.	3.946%	1/23/49	65,835	62,298
	Bank of America NA	6.000%	10/15/36	20,450	24,609
	Bank One Corp.	8.000%	4/29/27	27,424	34,338
9	BNP Paribas SA	4.400%	8/14/28	945	950
4	Citigroup Inc.	3.887%	1/10/28	21,905	21,727
4	Citigroup Inc.	3.878%	1/24/39	61,990	58,672
	Citigroup Inc.	4.650%	7/30/45	13,983	14,401
4	Citigroup Inc.	4.281%	4/24/48	18,570	18,240
	Citigroup Inc.	4.650%	7/23/48	3,430	3,599
10	Danske Bank A/S	0.500%	5/6/21	600	686
10	Danske Bank A/S	0.750%	6/2/23	100	113
4	Goldman Sachs Group Inc.	3.691%	6/5/28	66,500	64,377
4	Goldman Sachs Group Inc.	3.814%	4/23/29	23,695	23,059
4	Goldman Sachs Group Inc.	4.223%	5/1/29	26,545	26,655
4	Goldman Sachs Group Inc.	4.017%	10/31/38	134,120	126,442
4	Goldman Sachs Group Inc.	4.411%	4/23/39	21,635	21,303
	Goldman Sachs Group Inc.	6.250%	2/1/41	23,149	27,904
	Goldman Sachs Group Inc.	4.800%	7/8/44	15,000	15,541
	Goldman Sachs Group Inc.	4.750%	10/21/45	28,114	28,964
	HSBC Bank USA NA	5.875%	11/1/34	45,205	52,599
	HSBC Bank USA NA	5.625%	8/15/35	22,425	25,048
	HSBC Holdings plc	4.300%	3/8/26	500	509
	HSBC Holdings plc	4.375%	11/23/26	1,505	1,509
4	HSBC Holdings plc	4.041%	3/13/28	6,840	6,740
	HSBC Holdings plc	7.625%	5/17/32	21,200	27,444
	HSBC Holdings plc	6.500%	9/15/37	36,245	43,816
	HSBC Holdings plc	6.800%	6/1/38	58,749	72,577
	HSBC Holdings plc	6.100%	1/14/42	9,720	11,977
4	JPMorgan Chase & Co.	4.203%	7/23/29	23,255	23,714
	JPMorgan Chase & Co.	6.400%	5/15/38	54,099	67,889

74

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	JPMorgan Chase & Co.	3.882%	7/24/38	72,532	69,082
	JPMorgan Chase & Co.	5.500%	10/15/40	25,390	29,087
	JPMorgan Chase & Co.	5.600%	7/15/41	11,247	13,143
4	JPMorgan Chase & Co.	4.260%	2/22/48	37,060	36,516
4	JPMorgan Chase & Co.	4.032%	7/24/48	39,500	37,578
4	JPMorgan Chase & Co.	3.964%	11/15/48	72,910	68,311
4	JPMorgan Chase & Co.	3.897%	1/23/49	43,785	40,939
4,9	Macquarie Group Ltd.	5.033%	1/15/30	10,000	10,197
4	Morgan Stanley	3.737%	4/24/24	13,730	13,874
	Morgan Stanley	3.875%	1/27/26	10,000	10,017
4	Morgan Stanley	3.772%	1/24/29	24,285	23,899
4	Morgan Stanley	4.431%	1/23/30	14,735	15,305
	Morgan Stanley	7.250%	4/1/32	29,820	38,492
4	Morgan Stanley	3.971%	7/22/38	82,820	79,157
	Morgan Stanley	6.375%	7/24/42	33,880	43,372
	Morgan Stanley	4.300%	1/27/45	39,380	38,708
	Morgan Stanley	4.375%	1/22/47	35,350	35,399
4	Royal Bank of Scotland Group plc	4.892%	5/18/29	2,150	2,131
	Wachovia Corp.	5.500%	8/1/35	2,400	2,649
4	Wells Fargo & Co.	3.584%	5/22/28	17,565	17,288
	Wells Fargo & Co.	4.150%	1/24/29	2,350	2,414
	Wells Fargo & Co.	5.375%	11/2/43	55,167	60,436
	Wells Fargo & Co.	5.606%	1/15/44	139,708	159,281
	Wells Fargo & Co.	4.650%	11/4/44	15,327	15,426
	Wells Fargo & Co.	4.900%	11/17/45	19,485	20,145
	Wells Fargo & Co.	4.400%	6/14/46	31,865	30,872
	Wells Fargo & Co.	4.750%	12/7/46	42,559	43,638
	Wells Fargo Bank NA	3.550%	8/14/23	31,605	31,908
	Wells Fargo Bank NA	6.600%	1/15/38	500	640
	Brokerage (0.2%)
9	Apollo Management Holdings LP	5.000%	3/15/48	9,550	9,307
9	FMR LLC	6.450%	11/15/39	16,010	19,746
	Intercontinental Exchange Inc.	4.250%	9/21/48	5,800	5,866
	Insurance (5.8%)
	ACE Capital Trust II	9.700%	4/1/30	4,855	6,524
	Aetna Inc.	4.125%	11/15/42	24,995	22,482
	Aetna Inc.	3.875%	8/15/47	13,450	11,526
	Aflac Inc.	4.750%	1/15/49	2,500	2,662
	Allstate Corp.	4.200%	12/15/46	14,385	14,289
	Aon Corp.	4.500%	12/15/28	14,100	14,494
	Aon plc	4.750%	5/15/45	3,000	2,999
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,935	2,341
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	37,195	38,015
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	49,185	50,960
	Berkshire Hathaway Inc.	4.500%	2/11/43	52,057	55,542
10	Chubb INA Holdings Inc.	2.500%	3/15/38	872	1,005
	Chubb INA Holdings Inc.	4.350%	11/3/45	15,000	15,770
9	Cigna Corp.	4.800%	8/15/38	10,525	10,766
9	Cigna Corp.	4.900%	12/15/48	30,440	31,152
9	Jackson National Life Insurance Co.	8.150%	3/15/27	200	253
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	15,040	15,490
	Marsh & McLennan Cos. Inc.	4.750%	3/15/39	16,495	17,156
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	14,595	14,066
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	22,585	23,895
9	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	4,370	6,500
9	Massachusetts Mutual Life Insurance Co.	4.500%	4/15/65	310	293
9	Massachusetts Mutual Life Insurance Co.	4.900%	4/1/77	15,838	16,081
	MetLife Inc.	4.125%	8/13/42	49,795	48,220
	MetLife Inc.	4.875%	11/13/43	10,000	10,805
	MetLife Inc.	4.050%	3/1/45	8,365	8,012
	MetLife Inc.	4.600%	5/13/46	9,700	10,033
9	Metropolitan Life Insurance Co.	7.800%	11/1/25	23,750	28,955
9	Nationwide Mutual Insurance Co.	9.375%	8/15/39	25,706	38,929

75

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
9	Nationwide Mutual Insurance Co.	4.950%	4/22/44	13,215	13,403
9	New York Life Insurance Co.	5.875%	5/15/33	46,585	56,236
9	Northwestern Mutual Life Insurance Co.	6.063%	3/30/40	19,090	23,458
9	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	8,944	8,186
4,9	Pacific Life Insurance Co.	4.300%	10/24/67	7,830	6,868
	Progressive Corp.	4.125%	4/15/47	4,615	4,572
	Progressive Corp.	4.200%	3/15/48	6,250	6,270
	Prudential Financial Inc.	5.700%	12/14/36	2,031	2,341
	Prudential Financial Inc.	4.600%	5/15/44	5,000	5,089
4	Prudential Financial Inc.	5.375%	5/15/45	135	131
	Prudential Financial Inc.	3.905%	12/7/47	14,737	13,640
	Prudential Financial Inc.	3.935%	12/7/49	10,205	9,471
9	Securian Financial Group Inc.	4.800%	4/15/48	16,391	16,010
9	Swiss Re Treasury US Corp.	4.250%	12/6/42	13,645	13,283
9	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	2,250	2,389
	UnitedHealth Group Inc.	4.625%	7/15/35	24,755	26,603
	UnitedHealth Group Inc.	5.800%	3/15/36	45,136	54,066
	UnitedHealth Group Inc.	6.875%	2/15/38	18,457	24,909
	UnitedHealth Group Inc.	4.375%	3/15/42	25,000	25,816
	UnitedHealth Group Inc.	4.750%	7/15/45	50,840	56,487
	UnitedHealth Group Inc.	4.250%	4/15/47	31,500	32,537
	UnitedHealth Group Inc.	3.750%	10/15/47	29,705	28,099
	UnitedHealth Group Inc.	4.250%	6/15/48	26,715	27,669
	UnitedHealth Group Inc.	4.450%	12/15/48	5,145	5,527
	Real Estate Investment Trusts (0.1%)
	Federal Realty Investment Trust	4.500%	12/1/44	1,000	1,006
	Simon Property Group LP	4.250%	10/1/44	3,755	3,714
9	WEA Finance LLC	4.625%	9/20/48	7,000	7,004
					3,103,338
Industrial (43.2%)
	Basic Industry (1.0%)
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	16,000	16,272
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	31,500	36,240
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	375	361
	DowDuPont Inc.	5.319%	11/15/38	33,120	35,652
	DowDuPont Inc.	5.419%	11/15/48	13,360	14,571
10	Praxair Inc.	1.625%	12/1/25	940	1,139
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	11,000	12,607
	Rio Tinto Finance USA plc	4.125%	8/21/42	56,381	57,683
9	Suzano Austria GmbH	7.000%	3/16/47	1,050	1,136
	Capital Goods (2.4%)
	3M Co.	3.125%	9/19/46	17,149	14,780
	3M Co.	3.625%	10/15/47	10,345	9,876
	3M Co.	4.000%	9/14/48	11,640	11,800
9	Berry Global Inc.	4.500%	2/15/26	375	353
	Boeing Co.	6.125%	2/15/33	13,565	17,155
	Boeing Co.	3.550%	3/1/38	19,450	18,613
	Boeing Co.	6.875%	3/15/39	7,874	10,740
	Boeing Co.	5.875%	2/15/40	3,940	4,906
	Boeing Co.	7.875%	4/15/43	5,900	8,933
	Boeing Co.	3.625%	3/1/48	7,275	6,784
	Caterpillar Inc.	6.050%	8/15/36	8,082	9,855
	Caterpillar Inc.	3.803%	8/15/42	26,112	24,643
	Caterpillar Inc.	4.750%	5/15/64	15,639	16,202
§,9	CFX Escrow Corp.	6.375%	2/15/26	150	150
	Deere & Co.	7.125%	3/3/31	13,500	17,539
	Eaton Corp.	4.150%	11/2/42	4,279	4,122
	Emerson Electric Co.	5.250%	11/15/39	1,000	1,143
	General Electric Co.	4.125%	10/9/42	4,880	4,030
	Honeywell International Inc.	5.700%	3/15/36	10,300	12,453
	Honeywell International Inc.	5.700%	3/15/37	6,250	7,618
	John Deere Capital Corp.	3.450%	6/7/23	11,185	11,294
	Johnson Controls International plc	6.000%	1/15/36	3,620	4,065

76

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Johnson Controls International plc	5.125%	9/14/45	3,000	2,978
	Johnson Controls International plc	4.500%	2/15/47	2,000	1,822
	Lockheed Martin Corp.	4.090%	9/15/52	20,857	20,516
9	Mueller Water Products Inc.	5.500%	6/15/26	1,370	1,375
	Northrop Grumman Corp.	4.030%	10/15/47	22,830	21,815
	Raytheon Co.	4.700%	12/15/41	37,524	42,214
	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	225	226
	Stanley Black & Decker Inc.	4.250%	11/15/28	6,800	7,087
	Stanley Black & Decker Inc.	4.850%	11/15/48	29,200	30,663
9	TransDigm Inc.	6.250%	3/15/26	1,050	1,066
	United Rentals North America Inc.	6.500%	12/15/26	500	516
	United Rentals North America Inc.	5.500%	5/15/27	261	260
	United Rentals North America Inc.	4.875%	1/15/28	475	450
	United Technologies Corp.	6.125%	7/15/38	18,105	21,445
	United Technologies Corp.	3.750%	11/1/46	30,415	27,350
	Communication (5.1%)
	21st Century Fox America Inc.	7.900%	12/1/95	2,975	4,798
	America Movil SAB de CV	6.125%	3/30/40	26,825	32,314
	America Movil SAB de CV	4.375%	7/16/42	4,230	4,202
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	4,500	4,284
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/48	3,000	2,995
	Comcast Corp.	4.150%	10/15/28	38,745	40,117
	Comcast Corp.	4.250%	10/15/30	59,995	62,114
	Comcast Corp.	5.650%	6/15/35	35,824	40,286
	Comcast Corp.	6.500%	11/15/35	18,600	22,736
	Comcast Corp.	3.200%	7/15/36	16,810	14,736
	Comcast Corp.	3.900%	3/1/38	39,335	37,148
	Comcast Corp.	6.400%	5/15/38	3,545	4,311
	Comcast Corp.	4.600%	10/15/38	44,635	45,854
	Comcast Corp.	4.500%	1/15/43	1,250	1,246
	Comcast Corp.	4.750%	3/1/44	55,670	58,082
	Comcast Corp.	4.600%	8/15/45	17,375	17,667
	Comcast Corp.	3.400%	7/15/46	20,295	17,048
	Comcast Corp.	4.000%	8/15/47	18,875	17,663
	Comcast Corp.	3.969%	11/1/47	83,688	78,078
	Comcast Corp.	4.000%	3/1/48	30,340	28,449
	Comcast Corp.	4.700%	10/15/48	43,885	45,821
	Comcast Corp.	3.999%	11/1/49	25,466	23,668
	Comcast Corp.	4.049%	11/1/52	28,973	26,852
	Comcast Corp.	4.950%	10/15/58	50,985	53,731
9	Cox Communications Inc.	8.375%	3/1/39	13,850	17,504
	Crown Castle International Corp.	4.750%	5/15/47	4,000	3,751
9	CSC Holdings LLC	5.375%	2/1/28	875	838
9	CSC Holdings LLC	7.500%	4/1/28	500	514
9	CSC Holdings LLC	6.500%	2/1/29	500	507
9	Fox Corp.	5.576%	1/25/49	6,020	6,396
9	Lamar Media Corp.	5.750%	2/1/26	205	211
	NBCUniversal Media LLC	5.950%	4/1/41	17,035	20,090
	NBCUniversal Media LLC	4.450%	1/15/43	22,650	22,600
	Qwest Corp.	6.875%	9/15/33	1,699	1,597
	T-Mobile USA Inc.	4.500%	2/1/26	720	701
	T-Mobile USA Inc.	4.750%	2/1/28	850	815
	Thomson Reuters Corp.	5.850%	4/15/40	350	371
	Time Warner Cable LLC	6.550%	5/1/37	11,975	12,615
	Verizon Communications Inc.	4.500%	8/10/33	11,370	11,588
	Verizon Communications Inc.	5.250%	3/16/37	17,630	18,980
	Verizon Communications Inc.	4.812%	3/15/39	13,955	14,246
	Verizon Communications Inc.	4.862%	8/21/46	9,535	9,771
	Viacom Inc.	4.375%	3/15/43	14,392	12,286
	Viacom Inc.	5.850%	9/1/43	3,750	3,820

77

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Viacom Inc.	5.250%	4/1/44	5,000	4,747
	Walt Disney Co.	7.550%	7/15/93	15,750	18,870
	Consumer Cyclical (6.6%)
9	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	1,000	966
	Alibaba Group Holding Ltd.	4.000%	12/6/37	36,770	34,489
	Alibaba Group Holding Ltd.	4.200%	12/6/47	46,490	43,527
	Alibaba Group Holding Ltd.	4.400%	12/6/57	29,105	27,358
	Amazon.com Inc.	4.800%	12/5/34	19,664	22,010
	Amazon.com Inc.	3.875%	8/22/37	79,775	80,345
	Amazon.com Inc.	4.050%	8/22/47	105,380	107,340
	Amazon.com Inc.	4.250%	8/22/57	43,390	44,637
	Boyd Gaming Corp.	6.000%	8/15/26	425	424
9	Eagle Intermediate Global Holding BV / Ruyi US Finance LLC	7.500%	5/1/25	950	906
	General Motors Co.	5.150%	4/1/38	8,100	7,136
	Harley-Davidson Inc.	4.625%	7/28/45	4,000	3,681
9	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	746	751
	Home Depot Inc.	5.875%	12/16/36	40,575	49,743
	Home Depot Inc.	5.400%	9/15/40	1,000	1,159
	Home Depot Inc.	5.950%	4/1/41	22,170	27,648
	Home Depot Inc.	4.200%	4/1/43	6,035	6,076
	Home Depot Inc.	4.875%	2/15/44	66,510	73,851
	Home Depot Inc.	4.400%	3/15/45	12,900	13,304
	Home Depot Inc.	4.250%	4/1/46	20,015	20,454
	Home Depot Inc.	4.500%	12/6/48	12,420	13,358
	Home Depot Inc.	3.500%	9/15/56	5,920	5,179
9	International Game Technology plc	6.250%	1/15/27	450	456
	Lennar Corp.	4.750%	11/29/27	622	588
	Lowe’s Cos. Inc.	3.700%	4/15/46	44,280	37,731
	Lowe’s Cos. Inc.	4.050%	5/3/47	34,935	31,127
	Mastercard Inc.	3.950%	2/26/48	25,075	25,507
	McDonald’s Corp.	6.300%	3/1/38	16,940	20,160
	McDonald’s Corp.	4.450%	9/1/48	10,000	9,853
9	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.750%	2/1/27	145	146
	MGM Resorts International	5.750%	6/15/25	829	831
	NIKE Inc.	3.625%	5/1/43	30,604	29,175
	NIKE Inc.	3.875%	11/1/45	16,000	15,894
	NIKE Inc.	3.375%	11/1/46	19,840	18,206
	Target Corp.	7.000%	1/15/38	1,100	1,477
	Target Corp.	4.000%	7/1/42	500	487
	Target Corp.	3.625%	4/15/46	700	639
	Visa Inc.	4.150%	12/14/35	21,915	23,169
	Visa Inc.	4.300%	12/14/45	39,960	43,017
	Visa Inc.	3.650%	9/15/47	35,945	34,457
	Walmart Inc.	3.700%	6/26/28	25,000	25,799
	Walmart Inc.	3.950%	6/28/38	93,920	95,958
	Walmart Inc.	5.625%	4/1/40	1,890	2,322
	Walmart Inc.	4.875%	7/8/40	2,000	2,235
	Walmart Inc.	5.000%	10/25/40	1,700	1,942
	Walmart Inc.	5.625%	4/15/41	3,850	4,757
	Walmart Inc.	4.000%	4/11/43	1,400	1,402
	Walmart Inc.	3.625%	12/15/47	70,485	67,487
	Walmart Inc.	4.050%	6/29/48	42,970	44,161
	Consumer Noncyclical (13.0%)
	Abbott Laboratories	4.750%	11/30/36	18,855	20,267
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	10,025	10,388
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	7,880	7,842
	Altria Group Inc.	4.500%	5/2/43	2,380	2,007
	Altria Group Inc.	5.375%	1/31/44	23,620	22,298
	Altria Group Inc.	3.875%	9/16/46	56,370	43,762
	AmerisourceBergen Corp.	4.300%	12/15/47	6,500	5,604

78

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
9	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	93,620	89,901
9	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	104,185	99,373
	Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	473
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	23,000	19,214
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	33,055	30,366
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	20,446	27,109
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	8,220	10,599
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	29,995	24,348
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	9,670	8,748
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	8,727	7,703
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	18,119	16,472
9	Aramark Services Inc.	5.000%	2/1/28	700	683
	Archer-Daniels-Midland Co.	4.500%	3/15/49	42,949	45,208
	Ascension Health	3.945%	11/15/46	15,385	15,114
4	Ascension Health	4.847%	11/15/53	8,855	9,882
	AstraZeneca plc	6.450%	9/15/37	5,870	7,217
9	Bausch Health Cos. Inc.	7.000%	3/15/24	750	788
9	Bayer US Finance II LLC	3.950%	4/15/45	12,300	9,887
9	Bayer US Finance II LLC	4.700%	7/15/64	19,565	15,638
	Bristol-Myers Squibb Co.	4.500%	3/1/44	17,500	17,550
9	Cargill Inc.	4.760%	11/23/45	20,000	21,518
4	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	19,000	17,163
	Children’s Hospital Medical Center Ohio GO	4.268%	5/15/44	500	508
	City of Hope	5.623%	11/15/43	2,000	2,380
	Colgate-Palmolive Co.	3.700%	8/1/47	20,240	19,578
	CVS Health Corp.	4.780%	3/25/38	15,070	15,067
	CVS Health Corp.	5.050%	3/25/48	29,075	29,879
	DaVita Inc.	5.125%	7/15/24	250	247
	Dignity Health California GO	4.500%	11/1/42	21,483	20,631
	Dignity Health California GO	5.267%	11/1/64	9,240	9,297
	Eli Lilly & Co.	3.700%	3/1/45	27,130	25,943
	Gilead Sciences Inc.	4.600%	9/1/35	20,525	21,002
	Gilead Sciences Inc.	4.000%	9/1/36	35,000	33,171
	Gilead Sciences Inc.	5.650%	12/1/41	12,977	14,768
	Gilead Sciences Inc.	4.800%	4/1/44	19,560	20,166
	Gilead Sciences Inc.	4.500%	2/1/45	27,985	27,727
	Gilead Sciences Inc.	4.750%	3/1/46	24,655	25,571
	Gilead Sciences Inc.	4.150%	3/1/47	45,050	42,612
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	41,765	43,126
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	15,000	17,274
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	37,680	48,079
	HCA Inc.	5.375%	9/1/26	1,481	1,520
	HCA Inc.	5.625%	9/1/28	744	769
	HCA Inc.	5.875%	2/1/29	150	157
9	Hologic Inc.	4.625%	2/1/28	650	629
	Johnson & Johnson	3.550%	3/1/36	47,310	46,353
	Johnson & Johnson	3.625%	3/3/37	40,815	40,515
	Johnson & Johnson	3.400%	1/15/38	43,125	41,712
	Johnson & Johnson	4.500%	12/5/43	5,725	6,267
	Johnson & Johnson	3.700%	3/1/46	21,545	21,108
	Johnson & Johnson	3.750%	3/3/47	19,845	19,638
	Kaiser Foundation Hospitals	4.875%	4/1/42	12,365	13,807
	Kaiser Foundation Hospitals	4.150%	5/1/47	23,225	23,767
	Kimberly-Clark Corp.	6.625%	8/1/37	4,800	6,293
	Kimberly-Clark Corp.	3.200%	7/30/46	14,400	12,509
4	Mayo Clinic	3.774%	11/15/43	12,595	12,315
	Mead Johnson Nutrition Co.	4.600%	6/1/44	8,000	8,329
	Medtronic Inc.	4.375%	3/15/35	37,479	39,359
	Medtronic Inc.	6.500%	3/15/39	21,200	27,131
	Medtronic Inc.	5.550%	3/15/40	4,600	5,406
	Medtronic Inc.	4.500%	3/15/42	9,000	9,464
	Medtronic Inc.	4.625%	3/15/44	2,000	2,121

79

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Medtronic Inc.	4.625%	3/15/45	89,925	98,195
	Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	13,405	15,229
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	355	357
	Merck & Co. Inc.	3.600%	9/15/42	4,900	4,681
	Merck & Co. Inc.	4.150%	5/18/43	6,880	7,114
	Merck & Co. Inc.	3.700%	2/10/45	71,020	69,843
9	Nestle Holdings Inc.	3.900%	9/24/38	49,785	49,909
9	Nestle Holdings Inc.	4.000%	9/24/48	27,300	27,573
	New York & Presbyterian Hospital	4.024%	8/1/45	19,585	19,312
	New York & Presbyterian Hospital	4.063%	8/1/56	3,000	2,836
	New York & Presbyterian Hospital	4.763%	8/1/16	10,000	9,922
	North Shore-Long Island Jewish Health Care Inc. Revenue	4.800%	11/1/42	1,100	1,135
	Northwell Healthcare Inc.	3.979%	11/1/46	2,000	1,818
	Northwell Healthcare Inc.	4.260%	11/1/47	3,340	3,190
	Novartis Capital Corp.	4.400%	5/6/44	24,840	27,114
	NYU Hospitals Center	4.784%	7/1/44	2,000	2,142
	PeaceHealth Obligated Group	4.787%	11/15/48	5,000	5,353
	PepsiCo Inc.	4.000%	3/5/42	1,100	1,108
	PepsiCo Inc.	3.600%	8/13/42	1,000	950
	PepsiCo Inc.	4.450%	4/14/46	25,000	27,024
	PepsiCo Inc.	3.450%	10/6/46	32,755	30,478
	PepsiCo Inc.	4.000%	5/2/47	22,185	22,482
	Pfizer Inc.	4.100%	9/15/38	34,780	35,867
	Pfizer Inc.	7.200%	3/15/39	34,912	49,693
	Pfizer Inc.	4.300%	6/15/43	7,780	8,227
	Pfizer Inc.	4.400%	5/15/44	8,615	9,201
	Pfizer Inc.	4.125%	12/15/46	12,650	13,173
	Pfizer Inc.	4.200%	9/15/48	24,470	25,660
	Philip Morris International Inc.	6.375%	5/16/38	34,215	40,724
	Philip Morris International Inc.	4.375%	11/15/41	3,000	2,808
	Philip Morris International Inc.	4.500%	3/20/42	5,000	4,771
	Philip Morris International Inc.	3.875%	8/21/42	10,120	8,905
	Philip Morris International Inc.	4.125%	3/4/43	20,170	18,424
	Philip Morris International Inc.	4.875%	11/15/43	22,455	22,595
	Philip Morris International Inc.	4.250%	11/10/44	37,135	34,699
	Procter & Gamble Co.	3.500%	10/25/47	23,915	23,193
4	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	5,675	5,315
4	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	6,985	6,659
9	Resideo Funding Inc.	6.125%	11/1/26	350	362
9	SC Johnson & Son Inc.	4.000%	5/15/43	21,645	20,700
	Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	1,000	1,087
	Wyeth LLC	6.500%	2/1/34	1,310	1,724
	Wyeth LLC	6.000%	2/15/36	4,392	5,419
	Wyeth LLC	5.950%	4/1/37	56,800	70,990
	Energy (3.8%)
4,9	AI Candelaria Spain SLU	7.500%	12/15/28	2,000	1,957
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	8,559	7,524
	Buckeye Partners LP	4.125%	12/1/27	600	543
	Buckeye Partners LP	5.600%	10/15/44	1,458	1,287
	ConocoPhillips	7.000%	3/30/29	9,550	11,839
	ConocoPhillips	5.900%	10/15/32	1,400	1,672
	ConocoPhillips	5.900%	5/15/38	1,000	1,208
	ConocoPhillips	6.500%	2/1/39	59,366	77,417
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,500	1,800
	ConocoPhillips Co.	4.300%	11/15/44	13,830	14,176
	ConocoPhillips Co.	5.950%	3/15/46	24,800	31,475
	Dominion Energy Gas Holdings LLC	4.800%	11/1/43	1,575	1,586
	Energy Transfer LP	5.500%	6/1/27	1,817	1,887
	Energy Transfer Operating LP	6.250%	4/15/49	2,000	2,124
	Energy Transfer Partners LP	6.050%	6/1/41	780	793
	Energy Transfer Partners LP	5.300%	4/15/47	2,320	2,149

80

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
9	Eni SPA	4.750%	9/12/28	5,170	5,189
	Exxon Mobil Corp.	3.567%	3/6/45	12,625	12,044
	Exxon Mobil Corp.	4.114%	3/1/46	45,770	47,839
9	Hi-Crush Partners LP	9.500%	8/1/26	255	201
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	65	63
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	165	161
9	Marathon Petroleum Corp.	4.500%	4/1/48	3,229	2,887
	MPLX LP	5.500%	2/15/49	3,075	3,134
	Newfield Exploration Co.	5.625%	7/1/24	410	429
	Occidental Petroleum Corp.	4.400%	4/15/46	22,385	22,986
	Petro-Canada	6.800%	5/15/38	19,388	23,945
	Shell International Finance BV	4.125%	5/11/35	30,515	31,555
	Shell International Finance BV	6.375%	12/15/38	4,300	5,626
	Shell International Finance BV	5.500%	3/25/40	13,990	16,672
	Shell International Finance BV	4.550%	8/12/43	18,195	19,687
	Shell International Finance BV	4.375%	5/11/45	46,905	49,739
	Shell International Finance BV	4.000%	5/10/46	40,422	40,749
	Shell International Finance BV	3.750%	9/12/46	47,765	45,926
9	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	4.750%	10/1/23	397	396
9	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	125	129
9	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	125	130
9	Thaioil Treasury Center Co. Ltd.	5.375%	11/20/48	800	847
	TransCanada PipeLines Ltd.	4.625%	3/1/34	25,000	25,308
	TransCanada PipeLines Ltd.	6.200%	10/15/37	5,630	6,473
	TransCanada PipeLines Ltd.	7.625%	1/15/39	33,330	44,085
	TransCanada PipeLines Ltd.	6.100%	6/1/40	16,675	19,132
	TransCanada PipeLines Ltd.	5.000%	10/16/43	8,000	8,170
	TransCanada PipeLines Ltd.	4.875%	5/15/48	6,000	6,136
	TransCanada PipeLines Ltd.	5.100%	3/15/49	37,880	39,922
	Other Industrial (0.3%)
4	Massachusetts Institute of Technology GO	3.959%	7/1/38	25,200	25,656
	Massachusetts Institute of Technology GO	5.600%	7/1/11	1,100	1,445
	Massachusetts Institute of Technology GO	3.885%	7/1/16	18,335	16,782
9	President & Fellows of Harvard College Massachusetts GO	6.500%	1/15/39	3,865	5,328
	Technology (8.9%)
	Apple Inc.	4.500%	2/23/36	15,000	16,209
	Apple Inc.	3.850%	5/4/43	38,205	37,141
	Apple Inc.	3.450%	2/9/45	38,360	34,905
	Apple Inc.	4.375%	5/13/45	45,875	48,111
	Apple Inc.	4.650%	2/23/46	53,777	58,762
	Apple Inc.	3.850%	8/4/46	42,559	41,287
	Apple Inc.	4.250%	2/9/47	39,230	40,068
	Apple Inc.	3.750%	11/13/47	26,145	24,986
	Applied Materials Inc.	5.100%	10/1/35	100	110
	Applied Materials Inc.	5.850%	6/15/41	1,695	2,025
	Applied Materials Inc.	4.350%	4/1/47	9,215	9,273
	Cisco Systems Inc.	5.900%	2/15/39	46,695	59,210
	Cisco Systems Inc.	5.500%	1/15/40	11,338	13,825
	Intel Corp.	4.100%	5/19/46	18,330	18,596
	Intel Corp.	4.100%	5/11/47	30,360	30,993
	Intel Corp.	3.734%	12/8/47	65,779	62,896
	International Business Machines Corp.	4.000%	6/20/42	2,200	2,033
	Microsoft Corp.	3.500%	2/12/35	7,835	7,730
	Microsoft Corp.	3.450%	8/8/36	32,325	31,737
	Microsoft Corp.	4.100%	2/6/37	46,065	48,529
	Microsoft Corp.	4.500%	10/1/40	1,900	2,095
	Microsoft Corp.	5.300%	2/8/41	1,500	1,823
	Microsoft Corp.	3.500%	11/15/42	1,750	1,673
	Microsoft Corp.	3.750%	5/1/43	10,000	9,888

81

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Microsoft Corp.	4.875%	12/15/43	500	573
	Microsoft Corp.	3.750%	2/12/45	74,350	73,972
	Microsoft Corp.	4.450%	11/3/45	70,670	78,201
	Microsoft Corp.	3.700%	8/8/46	86,005	85,258
	Microsoft Corp.	4.250%	2/6/47	66,743	72,245
	Microsoft Corp.	4.000%	2/12/55	10,075	10,209
	Microsoft Corp.	4.750%	11/3/55	50,365	57,915
	Microsoft Corp.	3.950%	8/8/56	46,076	46,528
	Microsoft Corp.	4.500%	2/6/57	4,900	5,417
	Oracle Corp.	3.900%	5/15/35	2,100	2,060
	Oracle Corp.	3.850%	7/15/36	5,250	5,074
	Oracle Corp.	3.800%	11/15/37	10,000	9,659
	Oracle Corp.	6.500%	4/15/38	63,400	80,333
	Oracle Corp.	6.125%	7/8/39	12,129	15,040
	Oracle Corp.	5.375%	7/15/40	59,740	69,498
	Oracle Corp.	4.125%	5/15/45	33,255	32,543
	Oracle Corp.	4.000%	7/15/46	87,475	84,489
	Oracle Corp.	4.000%	11/15/47	50,795	49,102
	Oracle Corp.	4.375%	5/15/55	25,000	25,108
	QUALCOMM Inc.	4.650%	5/20/35	7,950	7,868
	QUALCOMM Inc.	4.800%	5/20/45	500	486
	QUALCOMM Inc.	4.300%	5/20/47	23,245	21,217
9	Tencent Holdings Ltd.	3.595%	1/19/28	26,555	25,834
9	Tencent Holdings Ltd.	3.925%	1/19/38	35,410	32,312
9	Vantiv LLC / Vanity Issuer Corp.	4.375%	11/15/25	950	910
	Verisk Analytics Inc.	5.500%	6/15/45	2,000	2,039
	Western Digital Corp.	4.750%	2/15/26	700	651
	Transportation (2.1%)
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	3,728	5,115
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	15,000	18,053
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	6,000	6,600
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	2,266	2,514
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	24,790	25,648
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	41,150	42,716
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	11,200	11,770
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,000	2,282
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	24,560	26,927
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	43,085	45,819
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	12,335	12,372
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	7,265	7,014
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	11,910	11,996
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	3,265	3,220
	Burlington Northern Santa Fe LLC	4.150%	12/15/48	21,290	21,690
	Canadian National Railway Co.	3.650%	2/3/48	32,000	30,452
	Canadian National Railway Co.	4.450%	1/20/49	14,855	16,231
	CSX Corp.	4.750%	11/15/48	5,091	5,289
	Union Pacific Corp.	4.375%	11/15/65	24,205	22,189
	Union Pacific Corp.	4.100%	9/15/67	15,550	13,562
	United Parcel Service Inc.	6.200%	1/15/38	14,700	18,415
	United Parcel Service Inc.	4.875%	11/15/40	2,700	2,958
	United Parcel Service Inc.	3.625%	10/1/42	5,820	5,337
					7,308,942
Utilities (14.2%)
	Electric (13.8%)
	AEP Texas Inc.	3.800%	10/1/47	2,455	2,205
	AEP Transmission Co. LLC	4.000%	12/1/46	2,615	2,533
	AEP Transmission Co. LLC	3.750%	12/1/47	33,965	31,850
	AEP Transmission Co. LLC	4.250%	9/15/48	5,580	5,616
	Alabama Power Co.	6.000%	3/1/39	14,740	17,816
	Alabama Power Co.	5.500%	3/15/41	26,943	30,120
	Alabama Power Co.	5.200%	6/1/41	15,000	16,114
	Alabama Power Co.	3.750%	3/1/45	22,325	20,941
	Alabama Power Co.	4.300%	7/15/48	5,285	5,346

82

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Ameren Illinois Co.	3.700%	12/1/47	10,000	9,390
Ameren Illinois Co.	4.500%	3/15/49	26,150	28,182
Appalachian Power Co.	6.700%	8/15/37	35,900	43,359
Baltimore Gas & Electric Co.	6.350%	10/1/36	1,230	1,522
Baltimore Gas & Electric Co.	4.250%	9/15/48	26,475	26,648
Berkshire Hathaway Energy Co.	6.125%	4/1/36	17,587	21,378
Berkshire Hathaway Energy Co.	5.950%	5/15/37	3,000	3,579
Berkshire Hathaway Energy Co.	5.150%	11/15/43	27,000	29,570
Berkshire Hathaway Energy Co.	4.500%	2/1/45	43,625	44,155
Berkshire Hathaway Energy Co.	4.450%	1/15/49	11,150	11,277
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	14,175	13,004
CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	9,365	9,637
Commonwealth Edison Co.	3.700%	8/15/28	10,465	10,624
Commonwealth Edison Co.	5.900%	3/15/36	2,450	2,885
Commonwealth Edison Co.	3.800%	10/1/42	20,805	19,741
Commonwealth Edison Co.	4.600%	8/15/43	14,274	15,095
Commonwealth Edison Co.	4.700%	1/15/44	15,955	17,127
Commonwealth Edison Co.	3.700%	3/1/45	13,990	13,012
Commonwealth Edison Co.	4.350%	11/15/45	10,060	10,186
Commonwealth Edison Co.	3.650%	6/15/46	11,611	10,611
Commonwealth Edison Co.	4.000%	3/1/48	8,765	8,689
Connecticut Light & Power Co.	6.350%	6/1/36	14,435	18,082
Connecticut Light & Power Co.	4.300%	4/15/44	940	977
Connecticut Light & Power Co.	4.150%	6/1/45	8,445	8,565
Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	730	824
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	11,637
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	10,637	12,870
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	16,674
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	8,729	9,937
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,995	9,301
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,568	10,367
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	8,740	8,283
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	47,085	47,569
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	5,715	5,895
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	17,545	16,602
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	13,000	12,692
Consumers Energy Co.	4.100%	11/15/45	1,500	1,469
DTE Electric Co.	6.625%	6/1/36	860	1,090
Duke Energy Carolinas LLC	6.450%	10/15/32	8,200	10,193
Duke Energy Carolinas LLC	6.100%	6/1/37	51,000	61,314
Duke Energy Carolinas LLC	5.300%	2/15/40	8,480	9,709
Duke Energy Carolinas LLC	4.250%	12/15/41	16,200	16,244
Duke Energy Carolinas LLC	4.000%	9/30/42	41,047	40,178
Duke Energy Carolinas LLC	3.875%	3/15/46	5,645	5,384
Duke Energy Carolinas LLC	3.700%	12/1/47	2,690	2,526
Duke Energy Florida LLC	6.350%	9/15/37	800	1,018
Duke Energy Florida LLC	5.650%	4/1/40	11,860	14,104
Duke Energy Florida LLC	3.400%	10/1/46	11,850	10,519
Duke Energy Indiana LLC	6.120%	10/15/35	5,723	6,862
Duke Energy Indiana LLC	6.350%	8/15/38	818	1,049
Duke Energy Indiana LLC	6.450%	4/1/39	10,485	13,464
Duke Energy Indiana LLC	4.200%	3/15/42	14,700	14,526
Duke Energy Indiana LLC	4.900%	7/15/43	28,610	31,298
Duke Energy Ohio Inc.	3.700%	6/15/46	9,825	9,089
Duke Energy Ohio Inc.	4.300%	2/1/49	19,000	19,548
Duke Energy Progress LLC	4.100%	5/15/42	2,250	2,223
Duke Energy Progress LLC	4.100%	3/15/43	23,186	22,729
Duke Energy Progress LLC	4.150%	12/1/44	29,945	29,798
Duke Energy Progress LLC	4.200%	8/15/45	19,865	19,925
Duke Energy Progress LLC	3.700%	10/15/46	27,000	24,880
Entergy Louisiana LLC	3.120%	9/1/27	340	326
Entergy Louisiana LLC	4.000%	3/15/33	687	694
Entergy Louisiana LLC	4.950%	1/15/45	1,105	1,136
Florida Power & Light Co.	5.960%	4/1/39	16,060	20,051

83

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Florida Power & Light Co.	5.690%	3/1/40	700	851
	Florida Power & Light Co.	5.250%	2/1/41	21,212	24,789
	Florida Power & Light Co.	4.125%	2/1/42	9,000	9,249
	Florida Power & Light Co.	3.800%	12/15/42	22,370	21,817
	Florida Power & Light Co.	3.700%	12/1/47	10,745	10,230
	Florida Power & Light Co.	3.950%	3/1/48	2,000	2,006
	Georgia Power Co.	4.750%	9/1/40	26,470	25,803
	Georgia Power Co.	4.300%	3/15/42	8,854	8,215
10	innogy Finance BV	5.750%	2/14/33	2,000	3,212
4	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	21,301	23,020
	Kentucky Utilities Co.	5.125%	11/1/40	1,000	1,140
	Kentucky Utilities Co.	4.650%	11/15/43	1,000	1,034
9	Massachusetts Electric Co.	4.004%	8/15/46	10,890	10,237
	MidAmerican Energy Co.	5.800%	10/15/36	500	596
	MidAmerican Energy Co.	4.800%	9/15/43	27,525	29,994
	MidAmerican Energy Co.	4.250%	5/1/46	21,395	21,738
	MidAmerican Energy Co.	4.250%	7/15/49	20,510	21,183
9	Monongahela Power Co.	5.400%	12/15/43	15,640	18,222
	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	2,725	3,772
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	30,641	31,930
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	7,055	7,161
	Nevada Power Co.	6.650%	4/1/36	5,830	7,381
	Nevada Power Co.	5.375%	9/15/40	18,230	20,282
	Nevada Power Co.	5.450%	5/15/41	25,120	28,034
	Northern States Power Co.	6.200%	7/1/37	27,900	35,123
	Northern States Power Co.	5.350%	11/1/39	800	935
	Northern States Power Co.	3.600%	9/15/47	9,675	9,112
	Northern States Power Co.	4.200%	9/1/48	12,250	12,206
	Oglethorpe Power Corp.	4.200%	12/1/42	23,677	21,827
	Oklahoma Gas & Electric Co.	4.550%	3/15/44	500	511
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,300	1,733
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,500	2,091
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,500	1,722
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	11,755	12,460
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	28,000	26,822
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	16,425	15,676
	PacifiCorp	5.250%	6/15/35	1,301	1,437
	PacifiCorp	6.100%	8/1/36	15,000	18,148
	PacifiCorp	6.250%	10/15/37	7,815	9,620
	PacifiCorp	6.350%	7/15/38	36,000	44,833
	PacifiCorp	6.000%	1/15/39	32,296	39,300
	PacifiCorp	4.100%	2/1/42	22,570	22,302
	PacifiCorp	4.125%	1/15/49	4,000	3,942
	PECO Energy Co.	4.800%	10/15/43	15,530	16,554
	PECO Energy Co.	3.700%	9/15/47	15,500	14,409
	PECO Energy Co.	3.900%	3/1/48	24,350	23,644
	Potomac Electric Power Co.	6.500%	11/15/37	1,225	1,542
	Potomac Electric Power Co.	7.900%	12/15/38	150	214
	Potomac Electric Power Co.	4.150%	3/15/43	15,575	15,270
	PPL Electric Utilities Corp.	6.450%	8/15/37	10,200	12,769
	PPL Electric Utilities Corp.	6.250%	5/15/39	10,975	13,832
	PPL Electric Utilities Corp.	5.200%	7/15/41	1,250	1,397
	PPL Electric Utilities Corp.	3.950%	6/1/47	12,500	12,205
	Public Service Co. of Colorado	3.600%	9/15/42	20,555	19,036
	Public Service Electric & Gas Co.	3.650%	9/1/42	21,083	19,806
	Puget Sound Energy Inc.	5.483%	6/1/35	200	223
	Puget Sound Energy Inc.	6.274%	3/15/37	500	612
	Puget Sound Energy Inc.	5.757%	10/1/39	1,100	1,299
	Puget Sound Energy Inc.	5.795%	3/15/40	18,130	21,834
	Puget Sound Energy Inc.	5.764%	7/15/40	1,100	1,359
	Puget Sound Energy Inc.	5.638%	4/15/41	1,150	1,347
	Puget Sound Energy Inc.	4.434%	11/15/41	1,425	1,432
	Puget Sound Energy Inc.	4.300%	5/20/45	400	411
	Puget Sound Energy Inc.	4.223%	6/15/48	29,820	30,030

84

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	San Diego Gas & Electric Co.	3.950%	11/15/41	3,400	3,063
	San Diego Gas & Electric Co.	4.150%	5/15/48	2,500	2,393
	South Carolina Electric & Gas Co.	6.625%	2/1/32	31,527	38,549
	South Carolina Electric & Gas Co.	6.050%	1/15/38	11,775	14,117
	South Carolina Electric & Gas Co.	5.450%	2/1/41	6,150	6,969
	South Carolina Electric & Gas Co.	4.500%	6/1/64	27,602	26,715
	Southern California Edison Co.	6.000%	1/15/34	19,684	21,583
	Southern California Edison Co.	5.950%	2/1/38	8,285	8,924
	Southern California Edison Co.	4.500%	9/1/40	13,295	12,455
	Southern California Edison Co.	3.900%	12/1/41	8,160	6,760
	Southern California Edison Co.	4.050%	3/15/42	800	711
	Southern California Edison Co.	3.900%	3/15/43	19,427	16,917
	Southern California Edison Co.	4.650%	10/1/43	26,800	25,694
	Southern California Edison Co.	4.000%	4/1/47	2,349	2,040
	Southern California Edison Co.	4.125%	3/1/48	42,501	38,330
	Southwestern Public Service Co.	4.500%	8/15/41	24,055	24,566
	Southwestern Public Service Co.	3.700%	8/15/47	20,540	18,679
	Tampa Electric Co.	6.150%	5/15/37	32,050	37,099
	Union Electric Co.	4.000%	4/1/48	20,250	19,768
	Virginia Electric & Power Co.	6.000%	5/15/37	57,330	68,756
	Virginia Electric & Power Co.	6.350%	11/30/37	2,000	2,495
	Virginia Electric & Power Co.	4.450%	2/15/44	12,490	12,713
	Virginia Electric & Power Co.	4.000%	11/15/46	8,725	8,288
	Virginia Electric & Power Co.	3.800%	9/15/47	29,319	27,371
	Virginia Electric & Power Co.	4.600%	12/1/48	5,000	5,276
	Westar Energy Inc.	4.125%	3/1/42	1,175	1,150
	Westar Energy Inc.	4.625%	9/1/43	1,300	1,359
	Wisconsin Electric Power Co.	5.625%	5/15/33	550	644
	Natural Gas (0.4%)
	Atmos Energy Corp.	4.150%	1/15/43	1,500	1,491
9	KeySpan Gas East Corp.	5.819%	4/1/41	4,035	4,726
	Southern California Gas Co.	5.125%	11/15/40	1,922	2,121
	Southern California Gas Co.	4.125%	6/1/48	30,835	30,135
	Southern California Gas Co.	4.300%	1/15/49	14,075	14,144
	Southwest Gas Corp.	3.800%	9/29/46	3,115	2,803
	Other Utility (0.0%)
	American Water Capital Corp.	6.593%	10/15/37	1,000	1,274
	American Water Capital Corp.	3.750%	9/1/47	2,290	2,100
					2,396,932
Total Corporate Bonds (Cost $12,460,203)					12,809,212
Sovereign Bonds (1.5%)
4,9	Aeropuerto Internacional de Tocumen SA	6.000%	11/18/48	520	538
	Argentine Republic	6.875%	1/26/27	2,690	2,277
	Banque Ouest Africaine de Developpement	5.000%	7/27/27	1,000	979
	Bermuda	4.854%	2/6/24	632	662
4	Bermuda	3.717%	1/25/27	4,420	4,293
4	Bermuda	4.750%	2/15/29	1,750	1,826
9	CDP Financial Inc.	5.600%	11/25/39	1,500	1,903
9	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	700	853
9	Corp. Nacional del Cobre de Chile	4.375%	2/5/49	9,230	8,664
9	Emirate of Abu Dhabi	4.125%	10/11/47	12,420	12,263
4,9	Empresa Nacional del Petroleo	5.250%	11/6/29	5,050	5,303
	Equinor ASA	4.250%	11/23/41	2,000	2,047
	Equinor ASA	3.950%	5/15/43	43,640	42,961
	Equinor ASA	4.800%	11/8/43	15,930	17,624
	Export-Import Bank of China	3.375%	3/14/27	265	258
9	Export-Import Bank of India	3.875%	2/1/28	960	921
	Federative Republic of Brazil	5.000%	1/27/45	780	720
	Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	430	417
11	Japan Treasury Discount Bill	0.000%	3/18/19	879,800	8,078
9	Kingdom of Saudi Arabia	5.250%	1/16/50	18,930	19,384

85

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
9	Ontario Teachers’ Cadillac Fairview Properties Trust	4.125%	2/1/29	3,150	3,191
4	Oriental Republic of Uruguay	4.375%	1/23/31	2,000	2,000
9	Perusahaan Listrik Negara PT	6.250%	1/25/49	450	487
	Petrobras Global Finance BV	5.299%	1/27/25	1,109	1,110
	Petrobras Global Finance BV	7.375%	1/17/27	270	293
	Petroleos Mexicanos	6.875%	8/4/26	2,250	2,230
	Petroleos Mexicanos	6.500%	3/13/27	2,520	2,426
	Petroleos Mexicanos	6.500%	1/23/29	5,300	4,986
	Petroleos Mexicanos	5.625%	1/23/46	500	395
	Petroleos Mexicanos	6.350%	2/12/48	2,900	2,439
9,10	Portuguese Republic	1.950%	6/15/29	3,000	3,540
	Republic of Chile	3.860%	6/21/47	30,035	28,924
4	Republic of Colombia	4.500%	3/15/29	1,500	1,535
	Republic of Colombia	10.375%	1/28/33	1,330	2,008
10	Republic of Cote d’Ivoire	6.625%	3/22/48	500	511
10	Republic of Croatia	3.000%	3/20/27	300	369
	Republic of Indonesia	4.125%	1/15/25	550	556
4	Republic of Panama	4.500%	4/16/50	380	379
	Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/24	4,880	5,045
9	Sinopec Group Overseas Development 2018 Ltd.	4.250%	9/12/28	3,467	3,554
	State of Israel	2.875%	3/16/26	15,155	14,862
	State of Israel	3.250%	1/17/28	8,075	8,012
10	State of Israel	2.500%	1/16/49	2,000	2,328
9	State of Qatar	5.103%	4/23/48	20,000	21,502
	Ukraine	8.994%	2/1/24	640	630
	Ukraine	9.750%	11/1/28	600	596
	United Mexican States	3.625%	3/15/22	1,400	1,399
12	United Mexican States	10.000%	12/5/24	8,000	452
12	United Mexican States	8.500%	5/31/29	225,000	11,749
Total Sovereign Bonds (Cost $255,588)					259,479
Taxable Municipal Bonds (10.6%)
	Allentown PA Neighborhood Improvement Zone Development Authority Revenue	5.420%	5/1/21	1,000	997
	Allentown PA Neighborhood Improvement Zone Development Authority Revenue	5.620%	5/1/22	1,930	1,933
	American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	6.270%	2/15/50	45,510	56,481
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.793%	4/1/30	1,800	2,112
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.918%	4/1/40	28,885	38,810
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	24,320	33,261
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	7.043%	4/1/50	1,400	2,028
	California GO	4.500%	4/1/33	7,360	7,766
	California GO	7.500%	4/1/34	25,400	35,626
	California GO	4.600%	4/1/38	36,195	37,293
	California GO	7.550%	4/1/39	35,880	52,657
	California GO	7.300%	10/1/39	75,015	104,951
	California GO	7.350%	11/1/39	6,705	9,445
	California GO	7.625%	3/1/40	9,100	13,323
	California GO	7.600%	11/1/40	64,585	96,541
	California Public Works Board Lease Revenue (Various Capital Projects)	8.361%	10/1/34	1,200	1,749
	Chicago IL Board of Education GO	6.319%	11/1/29	3,900	3,847
	Chicago IL O’Hare International Airport Revenue	6.395%	1/1/40	1,600	2,050
	Chicago IL O’Hare International Airport Revenue	4.472%	1/1/49	22,110	22,786
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	1,080	1,311
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.899%	12/1/40	11,695	14,947

86

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Chicago IL Transit Authority Transfer Tax Receipts Revenue	6.899%	12/1/40	37,855	48,382
	Clark County NV Airport System Revenue	6.820%	7/1/45	5,700	8,061
13	Commonwealth Financing Authority Pennsylvania Revenue	5.197%	6/1/26	9,515	10,465
	Commonwealth Financing Authority Pennsylvania Revenue	3.864%	6/1/38	19,285	18,905
	Commonwealth Financing Authority Pennsylvania Revenue	4.144%	6/1/38	17,060	17,302
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	200	258
	District of Columbia Water & Sewer Authority Public Utility Revenue	4.814%	10/1/14	2,000	2,156
	Duke University North Carolina Revenue	5.850%	4/1/37	30,450	38,117
	George Washington University District of Columbia GO	4.300%	9/15/44	3,000	3,109
	Georgetown University District of Columbia	4.315%	4/1/49	6,995	7,204
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	46,827	49,974
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	5,496	6,264
	Grand Parkway Transportation Corp. Texas System Toll Revenue	5.184%	10/1/42	1,500	1,768
	Houston TX GO	6.290%	3/1/32	12,140	14,243
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	17,330	21,638
	Kansas Development Finance Authority Revenue	4.727%	4/15/37	2,500	2,701
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	22,745	25,024
	Los Angeles CA Department of Water & Power Revenue	5.716%	7/1/39	400	492
	Los Angeles CA Department of Water & Power Revenue	6.008%	7/1/39	1,200	1,458
	Los Angeles CA Department of Water & Power Revenue	6.574%	7/1/45	29,305	40,628
	Los Angeles CA Department of Water & Power Revenue	6.603%	7/1/50	1,900	2,678
	Los Angeles CA Unified School District GO	5.755%	7/1/29	2,000	2,347
	Los Angeles CA Unified School District GO	5.750%	7/1/34	900	1,085
	Los Angeles CA Unified School District GO	6.758%	7/1/34	44,085	57,636
	Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	15,100	18,084
14	New Jersey Economic Development Authority Revenue (State Pension Funding)	7.425%	2/15/29	9,660	11,681
	New Jersey Turnpike Authority Revenue	3.729%	1/1/36	6,750	6,589
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	19,432	28,099
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	43,803	61,411
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.724%	6/15/42	12,780	16,189
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.952%	6/15/42	18,210	23,648
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	6.011%	6/15/42	6,980	9,116
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	6.282%	6/15/42	700	739
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.882%	6/15/44	32,580	42,402
	New York City NY Transitional Finance Authority Future Tax Secured Revenue	3.140%	8/1/28	8,600	8,275
	New York City NY Transitional Finance Authority Future Tax Secured Revenue	3.240%	8/1/29	12,635	12,233
	New York City NY Transitional Finance Authority Future Tax Secured Revenue	3.430%	8/1/30	14,540	14,285
	New York City NY Transitional Finance Authority Future Tax Secured Revenue	5.508%	8/1/37	2,875	3,389
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	63,315	90,301
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	6.089%	11/15/40	4,810	5,946

87

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	New York State Dormitory Authority Revenue (Personal Income Tax)	5.289%	3/15/33	7,325	8,399
	New York State Dormitory Authority Revenue (Personal Income Tax)	5.628%	3/15/39	15,975	18,872
	New York State Dormitory Authority Revenue (Personal Income Tax)	5.600%	3/15/40	200	242
	New York State GO	5.590%	3/1/35	1,000	1,228
	New York State Urban Development Corp.	3.370%	3/15/30	19,175	18,728
	New York State Urban Development Corp.	3.900%	3/15/33	26,990	27,184
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	25,196	35,427
	Ohio State University General Receipts Revenue	4.910%	6/1/40	12,300	14,296
	Ohio State University General Receipts Revenue	4.800%	6/1/11	20,195	21,568
15	Oregon School Boards Association GO	4.759%	6/30/28	1,000	1,078
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	17,495	21,316
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	10,250	12,530
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	21,245	25,970
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	5,000	5,426
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	25,005	28,785
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	35,940	38,149
	President & Fellows of Harvard College Massachusetts GO	3.150%	7/15/46	17,450	15,773
	Sacramento CA Municipal Utility District Revenue	6.156%	5/15/36	905	1,128
	Sales Tax Securitization Corp. Illinois Revenue	4.637%	1/1/40	11,080	11,228
	Sales Tax Securitization Corp. Illinois Revenue	3.587%	1/1/43	36,925	32,785
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	10,450	13,392
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	13,370	14,352
	San Diego County CA Regional Airport Authority Revenue	5.594%	7/1/43	800	875
	San Francisco CA City & County Public Utilities Commission Water Revenue	6.950%	11/1/50	1,400	1,969
	Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	500	578
	University of California Regents Medical Center Revenue	6.548%	5/15/48	25,770	34,164
	University of California Regents Medical Center Revenue	6.583%	5/15/49	8,465	11,227
	University of California Revenue	4.601%	5/15/31	1,100	1,195
	University of California Revenue	5.770%	5/15/43	500	616
	University of California Revenue	3.931%	5/15/45	17,840	17,757
	University of California Revenue	4.858%	5/15/12	31,025	32,056
	University of California Revenue	4.767%	5/15/15	14,875	15,022
	University of North Carolina University System Revenue	3.327%	12/1/36	9,715	9,281
	University of Texas System Revenue Financing System Revenue	5.262%	7/1/39	11,500	14,004
	University of Texas System Revenue Financing System Revenue	4.794%	8/15/46	8,915	10,009
	Washington GO	5.481%	8/1/39	900	1,081
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	3,500	3,472
13	Wisconsin GO	5.700%	5/1/26	2,300	2,569
Total Taxable Municipal Bonds (Cost $1,590,202)					1,797,927

88

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

Coupon	Shares	Market Value ($000)
Temporary Cash Investments (3.5%)
Money Market Fund (2.6%)
16	Vanguard Market Liquidity Fund	2.572%	4,452,258	445,226

Maturity Date	Face Amount ($000)
Repurchase Agreements (0.9%)
Bank of America Securities, LLC (Dated 1/31/19, Repurchase Value $25,402,000, collateralized by Federal National Mortgage Assn. 4.000%, 11/1/48, with a value of $25,908,000)	2.570%	2/1/19	25,400	25,400
Barclays Capital Inc. (Dated 1/31/19, Repurchase Value $23,602,000, collateralized by U.S. Treasury Note/Bond 2.625%, 12/31/25, with a value of $24,072,000)	2.550%	2/1/19	23,600	23,600
Citigroup Global Markets Inc. (Dated 1/31/19, Repurchase Value $48,103,000, collateralized by U.S. Treasury Bill 0.000%, 2/5/19-12/5/19 and U.S. Treasury Note/Bond 1.625%, 2/15/26, with a value of $49,062,000)	2.550%	2/1/19	48,100	48,100
RBC Capital Markets LLC (Dated 1/31/19, Repurchase Value $30,802,000, collateralized by Federal National Mortgage Assn. 3.500%, 12/1/47, with a value of $31,416,000)	2.550%	2/1/19	30,800	30,800
Wells Fargo & Co. (Dated 1/31/19, Repurchase Value $25,002,000, collateralized by Federal Home Loan Bank 3.500%, 3/11/33, Federal Home Loan Mortgage Corp. 3.000%-8.500%, 8/1/21-1/1/49, and Federal National Mortgage Assn. 3.000%-5.500%, 8/1/20-1/1/49, with a value of $25,500,000)	2.590%	2/1/19	25,000	25,000
152,900
Total Temporary Cash Investments (Cost $598,126)	598,126
Expiration Date	Contracts	Exercise Price	Notional Amount ($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/22/19	28	$119.00	3,332	—

Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Over-the-Counter Swaptions Purchased (0.0%)
Call Swaptions
30-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.820% Semiannually	JPMC	4/30/19	2.820%	850	17
Put Swaptions
30-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.820% Semiannually	JPMC	4/30/19	2.820%	850	17
34
Total Options Purchased (Cost $36)	34

89

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2019

Total Investments (99.4%) (Cost $16,229,987)	16,819,737
Other Assets and Liabilities—Net (0.6%)	98,846
Net Assets (100%)	16,918,583

§    Security value determined using significant unobservable inputs.

1    Securities with a value of $16,723,000 have been segregated as initial margin for open futures contracts.

2    Securities with a value of $61,478,000 have been segregated as initial margin for open cleared swap contracts.

3    The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

4    The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5    The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

6    Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2019.

7    Inverse floating rate Interest-only security whose interest rate is derived by subtracting 1-month USD LIBOR from a cap.

8    Interest-only security.

9    Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2019, the aggregate value of these securities was $881,610,000, representing 5.2% of net assets.

10   Face amount denominated in euro.

11   Face amount denominated in Japanese yen.

12   Face amount denominated in Mexican peso.

13   Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).

14   Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.

15   Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).

16   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

JPMC—JP Morgan Chase Bank.

REMICS—Real Estate Mortgage Investment Conduits.

90

Vanguard® High-Yield Corporate Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (3.3%)
U.S. Government Securities (3.3%)
1	United States Treasury Note/Bond	0.875%	4/15/19	250,000	249,257
2	United States Treasury Note/Bond	0.750%	7/15/19	250,000	248,085
	United States Treasury Note/Bond	1.000%	10/15/19	250,000	247,305
Total U.S. Government and Agency Obligations (Cost $744,807)					744,647
Corporate Bonds (92.0%)
Finance (11.4%)
	Banking (3.6%)
	Ally Financial Inc.	4.625%	5/19/22	3,595	3,658
	Ally Financial Inc.	5.125%	9/30/24	16,315	16,927
	Ally Financial Inc.	4.625%	3/30/25	18,965	19,250
	Ally Financial Inc.	5.750%	11/20/25	56,528	58,789
	Ally Financial Inc.	8.000%	11/1/31	7,355	8,826
3	Banco Bilbao Vizcaya Argentaria SA	6.125%	2/16/66	129,400	113,225
3,4	BNP Paribas SA	6.750%	3/14/66	57,750	58,753
3	Credit Suisse AG	6.250%	12/31/50	163,170	161,186
3	ING Groep NV	6.875%	4/16/66	71,510	73,220
5	Intesa Sanpaolo SPA	5.710%	1/15/26	75,000	69,938
	Royal Bank of Scotland Group plc	6.125%	12/15/22	52,705	55,348
3	UBS Group AG	6.875%	3/22/66	114,390	117,513
5	UniCredit SPA	6.572%	1/14/22	71,635	73,286
	Brokerage (0.3%)
4,6	Brookfield WEC Holdings Inc. Bank Loan, 3M USD LIBOR + 3.750%	6.249%	8/1/25	64,765	64,380

	Finance Companies (4.6%)
3,5	AerCap Global Aviation Trust	6.500%	6/15/45	125,050	121,924
	Aircastle Ltd.	5.000%	4/1/23	33,700	34,079
	Aircastle Ltd.	4.125%	5/1/24	53,980	51,753
	CIT Group Inc.	5.000%	8/15/22	36,429	37,340
	CIT Group Inc.	5.000%	8/1/23	4,845	4,954
	CIT Group Inc.	4.750%	2/16/24	3,615	3,642
5	Freedom Mortgage Corp.	8.250%	4/15/25	24,260	22,198
	Navient Corp.	7.250%	1/25/22	43,900	45,436
	Navient Corp.	6.500%	6/15/22	144,669	147,201
	Navient Corp.	5.500%	1/25/23	48,120	46,496
	Navient Corp.	7.250%	9/25/23	24,615	25,046
	Navient Corp.	6.750%	6/25/25	164,585	158,619
	Navient Corp.	6.750%	6/15/26	23,565	22,122
	Navient Corp.	5.625%	8/1/33	34,226	25,926
	Springleaf Finance Corp.	8.250%	12/15/20	36,210	38,473
	Springleaf Finance Corp.	7.750%	10/1/21	69,567	73,219
	Springleaf Finance Corp.	6.125%	5/15/22	13,610	13,950
	Springleaf Finance Corp.	8.250%	10/1/23	17,136	18,335
	Springleaf Finance Corp.	6.875%	3/15/25	23,455	22,429
	Springleaf Finance Corp.	7.125%	3/15/26	144,110	137,085
	Insurance (2.3%)
3	Aegon NV	5.500%	4/11/48	72,780	68,413
4,6	Asurion LLC. Bank Loan, 3M USD LIBOR + 3.000%	5.499%	11/3/24	100,833	99,119
	Genworth Holdings Inc.	7.700%	6/15/20	2,480	2,523
	Genworth Holdings Inc.	7.200%	2/15/21	28,015	28,015
	Genworth Holdings Inc.	7.625%	9/24/21	25,505	25,633
	Genworth Holdings Inc.	4.900%	8/15/23	49,580	43,073
	Genworth Holdings Inc.	4.800%	2/15/24	15,900	12,482
5	Liberty Mutual Group Inc.	7.800%	3/15/37	58,440	65,818
	MGIC Investment Corp.	5.750%	8/15/23	24,695	25,374
	Radian Group Inc.	4.500%	10/1/24	73,175	71,163
3	Voya Financial Inc.	5.650%	5/15/53	87,753	85,120

91

Vanguard® High-Yield Corporate Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Other Finance (0.4%)
	CNO Financial Group Inc.	5.250%	5/30/25	57,853	58,070
4,6	Trans Union LLC Bank Loan, 3M USD LIBOR + 2.000%	4.499%	6/19/25	37,099	36,562
	Real Estate Investment Trusts (0.2%)
	Felcor Lodging LP	6.000%	6/1/25	36,055	37,046
					2,602,937
Industrial (79.3%)
	Basic Industry (7.1%)
	AK Steel Corp.	7.625%	10/1/21	9,925	9,652
	AK Steel Corp.	7.500%	7/15/23	79,875	81,273
	AK Steel Corp.	6.375%	10/15/25	32,438	26,437
	AK Steel Corp.	7.000%	3/15/27	84,610	68,111
5	Alcoa Nederland Holding BV	6.750%	9/30/24	10,379	10,820
5	Alliance Resource Operating Partners LP / Alliance Resource Finance Corp.	7.500%	5/1/25	97,487	101,143
	Chemours Co.	6.625%	5/15/23	44,094	45,472
	Chemours Co.	7.000%	5/15/25	93,595	97,690
	Chemours Co.	5.375%	5/15/27	31,740	30,470
	Commercial Metals Co.	5.750%	4/15/26	45,720	43,434
	Commercial Metals Co.	5.375%	7/15/27	19,735	18,206
5	Constellium NV	5.750%	5/15/24	34,862	33,903
5	Constellium NV	6.625%	3/1/25	78,600	78,796
5,7	Constellium NV	4.250%	2/15/26	4,170	4,620
5	Constellium NV	5.875%	2/15/26	10,195	9,736
5,7	CTC BondCo GmbH	5.250%	12/15/25	13,800	15,285
5	First Quantum Minerals Ltd.	7.000%	2/15/21	70,470	70,294
5	First Quantum Minerals Ltd.	7.250%	5/15/22	47,870	47,152
5	First Quantum Minerals Ltd.	6.500%	3/1/24	22,980	21,084
5	First Quantum Minerals Ltd.	6.875%	3/1/26	18,955	17,178
5	FMG Resources August 2006 Pty Ltd.	4.750%	5/15/22	22,335	22,223
5	FMG Resources August 2006 Pty Ltd.	5.125%	3/15/23	33,415	33,081
	Graphic Packaging International Inc.	4.125%	8/15/24	23,920	22,963
5	New Gold Inc.	6.250%	11/15/22	38,365	35,392
5	New Gold Inc.	6.375%	5/15/25	46,920	39,530
5	Novelis Corp.	6.250%	8/15/24	53,590	53,925
5	Novelis Corp.	5.875%	9/30/26	83,010	80,105
	Olin Corp.	5.125%	9/15/27	61,215	60,144
	Olin Corp.	5.000%	2/1/30	10,215	9,423
4,6	Starfruit Finco B.V. Bank Loan, 3M USD LIBOR +3.250%	5.753%	10/1/25	17,606	17,188
4,6	Starfruit Finco B.V. Bank Loan	5.753%	10/1/25	3,424	3,342
5,7	Starfruit Finco B.V. / Starfruit US Holdco LLC	6.500%	10/1/26	8,180	9,006
5	Starfruit US Holdco LLC / Starfruit Finco B.V.	8.000%	10/1/26	62,200	61,500
	Steel Dynamics Inc.	5.125%	10/1/21	31,770	31,929
	Steel Dynamics Inc.	5.500%	10/1/24	40,885	42,214
	Steel Dynamics Inc.	4.125%	9/15/25	3,305	3,103
	Steel Dynamics Inc.	5.000%	12/15/26	9,730	9,681
5	Teck Resources Ltd.	8.500%	6/1/24	46,560	50,052
	Teck Resources Ltd.	6.125%	10/1/35	7,765	8,114
	Teck Resources Ltd.	6.000%	8/15/40	6,650	6,633
	Teck Resources Ltd.	6.250%	7/15/41	21,350	22,204
	Teck Resources Ltd.	5.200%	3/1/42	4,850	4,523
	Teck Resources Ltd.	5.400%	2/1/43	48,295	45,880
5	Tronox Finance plc	5.750%	10/1/25	9,105	7,853
5	Tronox Inc.	6.500%	4/15/26	90,895	79,988
	United States Steel Corp.	6.650%	6/1/37	13,760	11,490
5	Versum Materials Inc.	5.500%	9/30/24	21,566	21,836
	Capital Goods (10.0%)
5	American Builders & Contractors Supply Co. Inc.	5.875%	5/15/26	59,970	59,820
5	ARD Finance SA	7.125%	9/15/23	21,790	21,000
	ARD Finance SA	7.125%	9/15/23	13,860	13,358

92

Vanguard® High-Yield Corporate Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc.	7.250%	5/15/24	70,023	72,474
5	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc.	6.000%	2/15/25	93,082	90,522
5,8	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc.	4.750%	7/15/27	5,520	6,535
5	Ashtead Capital Inc.	4.125%	8/15/25	46,175	44,213
5	Ashtead Capital Inc.	5.250%	8/1/26	17,715	17,936
5	Ashtead Capital Inc.	4.375%	8/15/27	46,175	43,751
7	Ball Corp.	4.375%	12/15/23	17,385	22,469
	Ball Corp.	4.875%	3/15/26	66,920	68,175
5	Beacon Escrow Corp.	4.875%	11/1/25	71,460	66,636
5	Berry Global Inc.	4.500%	2/15/26	44,705	42,134
5	Bombardier Inc.	7.750%	3/15/20	80,000	82,500
5	Bombardier Inc.	5.750%	3/15/22	21,545	20,683
5	Bombardier Inc.	6.125%	1/15/23	76,319	73,552
5	Bombardier Inc.	7.500%	12/1/24	14,540	14,104
5	Bombardier Inc.	7.500%	3/15/25	47,116	45,467
5	CD&R Waterworks Merger Sub LLC	6.125%	8/15/25	5,535	5,272
5	Cemex SAB de CV	6.125%	5/5/25	101,200	102,971
5	Cemex SAB de CV	7.750%	4/16/26	24,265	26,237
	Clean Harbors Inc.	5.125%	6/1/21	57,864	57,864
	Crown Americas LLC / Crown Americas Capital Corp. VI	4.750%	2/1/26	23,465	22,937
5,7	Crown European Holdings SA	2.875%	2/1/26	51,200	58,562
5	Flex Acquisition Co. Inc.	6.875%	1/15/25	127,475	119,189
5	Jeld-Wen Inc.	4.625%	12/15/25	11,180	10,132
5	Jeld-Wen Inc.	4.875%	12/15/27	6,320	5,593
5	LANXESS AG	6.000%	4/1/24	21,210	21,608
5,7	Loxam SAS	4.250%	4/15/24	5,520	6,483
5,7	Loxam SAS	6.000%	4/15/25	6,480	7,624
5	OI European Group BV	4.000%	3/15/23	21,630	20,792
5	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	29,295	30,540
5	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	11,675	12,171
	PulteGroup Inc.	5.500%	3/1/26	56,495	56,566
	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	20,676	20,728
	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	13,417	13,467
5	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.125%	7/15/23	49,930	49,930
5	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	7.000%	7/15/24	14,670	15,000
5	Standard Industries Inc.	5.500%	2/15/23	9,705	9,838
5	Standard Industries Inc.	5.375%	11/15/24	46,177	45,831
5	Standard Industries Inc.	6.000%	10/15/25	139,715	140,414
5	Standard Industries Inc.	5.000%	2/15/27	16,990	15,886
5	Standard Industries Inc.	4.750%	1/15/28	31,995	28,915
	TransDigm Inc.	6.000%	7/15/22	39,150	39,444
	TransDigm Inc.	6.500%	7/15/24	119,555	117,762
	TransDigm Inc.	6.375%	6/15/26	41,650	40,088
	United Rentals North America Inc.	5.750%	11/15/24	20,000	20,450
	United Rentals North America Inc.	5.500%	7/15/25	33,095	33,385
	United Rentals North America Inc.	4.625%	10/15/25	47,360	45,406
	United Rentals North America Inc.	5.875%	9/15/26	62,210	63,143
	United Rentals North America Inc.	6.500%	12/15/26	50,080	51,645
	United Rentals North America Inc.	5.500%	5/15/27	76,330	75,948
	United Rentals North America Inc.	4.875%	1/15/28	60,445	57,272
5	USG Corp.	4.875%	6/1/27	36,420	36,784
	Communication (19.3%)
5	Altice Financing SA	6.625%	2/15/23	58,671	58,818
5	Altice France SA	6.250%	5/15/24	50,000	48,875
5	Altice France SA	7.375%	5/1/26	41,640	40,183

93

Vanguard® High-Yield Corporate Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Altice Luxembourg SA	7.750%	5/15/22	61,989	59,974
5	Altice Luxembourg SA	7.625%	2/15/25	40,000	34,000
	Belo Corp.	7.750%	6/1/27	29,475	31,317
	Belo Corp.	7.250%	9/15/27	22,207	22,929
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	3/15/21	8,380	8,390
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	9/30/22	12,635	12,761
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	2/15/23	13,406	13,540
5	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/23	97,010	98,101
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	9/1/23	33,450	34,077
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	1/15/24	14,550	14,841
5	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	5/1/25	69,205	69,378
5	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	2/15/26	47,140	47,729
5	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	46,840	46,606
5	CCO Holdings LLC / CCO Holdings Capital Corp.	5.875%	5/1/27	14,255	14,273
	CenturyLink Inc.	5.800%	3/15/22	4,132	4,132
	CenturyLink Inc.	6.750%	12/1/23	23,920	24,040
	CenturyLink Inc.	7.500%	4/1/24	17,708	17,929
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	29,215	31,429
4,6	Crown Finance US Inc. Bank Loan, 3M USD LIBOR + 2.500%	4.999%	2/22/25	119,805	116,790
	CSC Holdings LLC	6.750%	11/15/21	60,764	63,650
5	CSC Holdings LLC	5.125%	12/15/21	59,340	59,192
5	CSC Holdings LLC	5.500%	5/15/26	83,145	82,106
5	CSC Holdings LLC	5.500%	4/15/27	76,415	74,314
	DISH DBS Corp.	6.750%	6/1/21	152,345	154,440
	DISH DBS Corp.	5.875%	7/15/22	105,934	100,372
	DISH DBS Corp.	5.000%	3/15/23	43,776	37,976
	DISH DBS Corp.	5.875%	11/15/24	87,950	72,779
	DISH DBS Corp.	7.750%	7/1/26	106,630	91,435
	Embarq Corp.	7.995%	6/1/36	23,035	21,768
	Gannett Co. Inc.	6.375%	10/15/23	23,351	23,760
5	Gray Escrow Inc.	7.000%	5/15/27	10,245	10,591
5	Gray Television Inc.	5.125%	10/15/24	57,032	55,464
5	Gray Television Inc.	5.875%	7/15/26	38,675	37,901
	Level 3 Financing Inc.	5.375%	8/15/22	65,480	65,971
	Level 3 Financing Inc.	5.625%	2/1/23	26,620	26,653
	Level 3 Financing Inc.	5.125%	5/1/23	36,380	36,107
	Liberty Interactive LLC	8.500%	7/15/29	42,543	43,181
	Liberty Interactive LLC	8.250%	2/1/30	124,655	126,213
	Nokia Oyj	4.375%	6/12/27	39,230	37,827
	Quebecor Media Inc.	5.750%	1/15/23	87,855	90,930
	Qwest Corp.	6.875%	9/15/33	25,162	23,652
5	Sinclair Television Group Inc.	5.625%	8/1/24	6,795	6,583
5	Sinclair Television Group Inc.	5.875%	3/15/26	90,410	86,568
5	Sinclair Television Group Inc.	5.125%	2/15/27	57,340	52,036
	Sprint Capital Corp.	6.875%	11/15/28	122,205	121,288
	Sprint Capital Corp.	8.750%	3/15/32	73,969	81,366
5	Sprint Communications Inc.	7.000%	3/1/20	73,700	75,727
	Sprint Corp.	7.875%	9/15/23	280,264	297,780
	Sprint Corp.	7.125%	6/15/24	70,886	72,747
	Sprint Corp.	7.625%	2/15/25	53,661	55,942
	T-Mobile USA Inc.	5.375%	4/15/27	102,055	103,203
5	TEGNA Inc.	5.500%	9/15/24	8,290	8,166
	Telecom Italia Capital SA	6.375%	11/15/33	12,326	11,155
	Telecom Italia Capital SA	6.000%	9/30/34	33,530	29,464
	Telecom Italia Capital SA	7.721%	6/4/38	42,725	42,244
5	Telenet Finance Luxembourg Notes Sarl	5.500%	3/1/28	110,200	104,598
	Time Warner Cable LLC	5.875%	11/15/40	2,050	2,019
	Time Warner Cable LLC	5.500%	9/1/41	40,846	37,869
5	Univision Communications Inc.	5.125%	5/15/23	17,900	16,692
5	Univision Communications Inc.	5.125%	2/15/25	190,720	173,794
5	UPCB Finance IV Ltd.	5.375%	1/15/25	50,000	48,250
3	Viacom Inc.	5.875%	2/28/57	82,651	79,345

94

Vanguard® High-Yield Corporate Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
3	Viacom Inc.	6.250%	2/28/57	33,146	32,234
	Videotron Ltd.	5.000%	7/15/22	108,654	110,827
5	Videotron Ltd.	5.375%	6/15/24	8,633	8,870
5	Virgin Media Finance plc	6.000%	10/15/24	58,255	58,838
5	Virgin Media Secured Finance plc	5.500%	1/15/25	22,325	22,465
5	Virgin Media Secured Finance plc	5.250%	1/15/26	82,210	80,977
5	Virgin Media Secured Finance plc	5.500%	8/15/26	10,225	10,046
5	VTR Finance BV	6.875%	1/15/24	79,760	81,654
5	WMG Acquisition Corp.	5.000%	8/1/23	26,706	26,506
5	WMG Acquisition Corp.	4.875%	11/1/24	37,336	36,589
5	WMG Acquisition Corp.	5.500%	4/15/26	85,786	84,285
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	104,300	104,821
	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	44,352	43,299
5	Zayo Group LLC / Zayo Capital Inc.	5.750%	1/15/27	16,655	16,072
	Consumer Cyclical (10.1%)
5	1011778 BC ULC / New Red Finance Inc.	4.250%	5/15/24	72,684	70,685
5	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	88,290	85,310
5	Adient Global Holdings Ltd.	4.875%	8/15/26	149,047	110,854
5	APX Group Inc.	8.875%	12/1/22	134,375	130,344
4,6	Bass Pro Group, LLC. Bank Loan, 3M USD LIBOR + 5.000%	7.499%	12/15/23	63,541	62,746
	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op	5.375%	4/15/27	27,005	26,836
	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp.	5.375%	6/1/24	15,675	15,734
5	CRC Escrow Issuer LLC / CRC Finco Inc.	5.250%	10/15/25	163,294	151,863
	Dana Holding Corp.	5.500%	12/15/24	34,460	33,685
5	Delta Merger Sub Inc.	6.000%	9/15/26	47,040	46,922
	GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	14,310	14,614
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	60,235	61,590
	GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	41,865	42,284
	Goodyear Tire & Rubber Co.	5.000%	5/31/26	52,202	48,026
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	112,833	101,268
5	GW Honos Security Corp.	8.750%	5/15/25	48,615	45,090
5	Hanesbrands Inc.	4.625%	5/15/24	24,270	23,785
5	Hanesbrands Inc.	4.875%	5/15/26	24,510	23,438
	Hilton Domestic Operating Co. Inc.	4.250%	9/1/24	60,310	58,878
5	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	76,465	76,943
	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	4.625%	4/1/25	105,130	103,816
	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	4.875%	4/1/27	64,885	63,912
	KB Home	7.000%	12/15/21	7,810	8,220
	KB Home	7.500%	9/15/22	6,935	7,351
	KB Home	7.625%	5/15/23	41,775	43,968
5	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	5.000%	6/1/24	27,130	27,062
5	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	5.250%	6/1/26	29,156	29,375
5	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	4.750%	6/1/27	24,810	24,035
	L Brands Inc.	6.694%	1/15/27	38,191	36,281
	L Brands Inc.	5.250%	2/1/28	42,804	37,453
	Lennar Corp.	4.125%	1/15/22	35,495	35,318
	Lennar Corp.	4.875%	12/15/23	19,825	19,825
	Lennar Corp.	4.500%	4/30/24	78,475	77,102
	Lennar Corp.	5.875%	11/15/24	4,860	4,982
	Lennar Corp.	5.250%	6/1/26	9,460	9,224
	Lennar Corp.	5.000%	6/15/27	42,955	40,807
	Lennar Corp.	4.750%	11/29/27	44,610	42,156
5,7	LHMC Finco Sarl	6.250%	12/20/23	41,210	49,049
5	LHMC Finco Sarl	7.875%	12/20/23	59,200	60,088
	Meritage Homes Corp.	5.125%	6/6/27	17,560	15,672

95

Vanguard® High-Yield Corporate Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	PetSmart Inc.	5.875%	6/1/25	50,000	39,125
	PulteGroup Inc.	5.000%	1/15/27	4,315	4,142
	Service Corp. International	5.375%	1/15/22	27,355	27,560
	Service Corp. International	4.625%	12/15/27	13,735	13,392
5	Shea Homes LP / Shea Homes Funding Corp.	5.875%	4/1/23	14,550	13,750
5	Shea Homes LP / Shea Homes Funding Corp.	6.125%	4/1/25	14,550	13,495
	Toll Brothers Finance Corp.	4.875%	11/15/25	9,595	9,331
	Toll Brothers Finance Corp.	4.875%	3/15/27	68,200	65,557
	William Lyon Homes Inc.	7.000%	8/15/22	15,000	14,962
	William Lyon Homes Inc.	5.875%	1/31/25	48,230	42,563
5	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.500%	3/1/25	53,007	51,351
5	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.250%	5/15/27	51,150	47,697
	Consumer Noncyclical (11.9%)
	Aramark Services Inc.	5.125%	1/15/24	32,435	32,759
5	Aramark Services Inc.	5.000%	4/1/25	48,595	48,838
	Aramark Services Inc.	4.750%	6/1/26	19,420	19,080
5	Aramark Services Inc.	5.000%	2/1/28	47,085	45,967
5	Bausch Health Cos. Inc.	7.000%	3/15/24	38,315	40,231
5	Bausch Health Cos. Inc.	5.500%	11/1/25	56,530	56,247
5	Change Healthcare Holdings LLC / Change Healthcare Finance Inc.	5.750%	3/1/25	69,800	66,834
	CHS/Community Health Systems Inc.	5.125%	8/1/21	15,235	14,683
	CHS/Community Health Systems Inc.	6.875%	2/1/22	114,942	65,230
	CHS/Community Health Systems Inc.	6.250%	3/31/23	120,190	114,782
5	CHS/Community Health Systems Inc.	8.125%	6/30/24	37,651	29,933
5,7	Darling Global Finance BV	3.625%	5/15/26	12,945	15,198
5,7	Diamond BC BV	5.625%	8/15/25	101,750	103,453
5	Endo Dac / Endo Finance LLC / Endo Finco Inc.	6.000%	2/1/25	79,855	61,688
5	Endo Finance LLC / Endo Ltd. / Endo Finco Inc.	6.000%	7/15/23	106,343	86,935
	HCA Inc.	6.250%	2/15/21	23,130	24,084
	HCA Inc.	5.875%	3/15/22	60,405	64,029
	HCA Inc.	4.750%	5/1/23	72,500	74,403
	HCA Inc.	5.375%	2/1/25	66,825	68,997
	HCA Inc.	5.250%	4/15/25	45,000	47,644
	HCA Inc.	7.690%	6/15/25	4,510	4,961
	HCA Inc.	5.875%	2/15/26	64,000	67,520
	HCA Inc.	5.250%	6/15/26	31,895	33,609
	HCA Inc.	5.625%	9/1/28	12,585	13,010
	HCA Inc.	5.875%	2/1/29	13,700	14,351
5	Hologic Inc.	4.625%	2/1/28	18,855	18,242
5	inVentiv Group Holdings Inc/inVentiv Health Inc/inVentiv Health Clinical Inc.	7.500%	10/1/24	5,828	6,141
5	Kinetic Concepts Inc / KCI USA Inc.	7.875%	2/15/21	52,240	53,285
4,6	Lands’ End, Inc. Bank Loan, 3M USD LIBOR + 3.250%	5.772%	3/12/21	78,734	74,404
5	MPH Acquisition Holdings LLC	7.125%	6/1/24	53,485	53,084
5	Polaris Intermediate Corp.	8.500%	12/1/22	82,880	79,565
5	Post Holdings Inc.	5.500%	3/1/25	27,480	27,308
5	Post Holdings Inc.	5.000%	8/15/26	110,825	104,730
5	Post Holdings Inc.	5.750%	3/1/27	37,091	36,303
5	Post Holdings Inc.	5.625%	1/15/28	90,650	86,797
5	Quintiles IMS Inc.	5.000%	10/15/26	48,285	48,406
5	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	24,350	24,715
	Revlon Consumer Products Corp.	5.750%	2/15/21	19,165	15,524
	Revlon Consumer Products Corp.	6.250%	8/1/24	67,860	37,153
4,6	Revlon Consumer Products Corp. Bank Loan	6.207%	9/7/23	5,921	4,174
4,6	Revlon Consumer Products Corp. Bank Loan	6.207%	9/7/23	20,124	14,188
5	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	62,435	62,903
5	Sterigenics-Nordion Topco LLC	8.125%	11/1/21	24,400	24,339
	Tenet Healthcare Corp.	4.500%	4/1/21	42,147	42,252
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	106,480
	Tenet Healthcare Corp.	4.625%	7/15/24	9,660	9,467
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	67,800	56,511
	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/1/28	67,505	69,949

96

Vanguard® High-Yield Corporate Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	10,000	7,363
5	TreeHouse Foods Inc.	6.000%	2/15/24	60,000	61,650
5	Valeant Pharmaceuticals International Inc.	6.500%	3/15/22	21,490	22,188
5	Valeant Pharmaceuticals International Inc.	9.000%	12/15/25	26,760	28,499
5	Valeant Pharmaceuticals International Inc.	9.250%	4/1/26	17,325	18,603
5	Valeant Pharmaceuticals International Inc.	8.500%	1/31/27	48,400	50,457
5	VRX Escrow Corp.	6.125%	4/15/25	154,710	146,008
5	West Street Merger Sub Inc.	6.375%	9/1/25	133,245	121,253
	Energy (12.3%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.625%	5/20/24	46,910	46,324
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.875%	8/20/26	46,910	46,089
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	20,635	20,222
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.750%	5/20/27	59,170	56,507
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.250%	1/15/25	51,601	52,246
	Antero Resources Corp.	5.125%	12/1/22	48,330	48,330
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	43,385	43,819
	Chesapeake Energy Corp.	7.500%	10/1/26	31,450	30,192
	Chesapeake Energy Corp.	8.000%	6/15/27	100,395	96,128
5	DCP Midstream Operating LP	4.750%	9/30/21	19,999	20,099
	DCP Midstream Operating LP	4.950%	4/1/22	45,799	46,028
	DCP Midstream Operating LP	3.875%	3/15/23	26,988	26,313
	DCP Midstream Operating LP	5.600%	4/1/44	26,895	24,340
	Diamondback Energy Inc.	4.750%	11/1/24	5,895	5,910
	Diamondback Energy Inc.	5.375%	5/31/25	37,860	38,806
	Energy Transfer Equity LP	7.500%	10/15/20	66,385	70,451
	Energy Transfer Equity LP	5.875%	1/15/24	57,741	61,205
	Energy Transfer LP	4.250%	3/15/23	84,735	85,476
	Energy Transfer LP	5.500%	6/1/27	106,236	110,353
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	82,009	71,758
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	1/15/22	16,317	14,237
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	6/15/23	26,720	23,313
	Laredo Petroleum Inc.	5.625%	1/15/22	69,522	67,089
	Laredo Petroleum Inc.	6.250%	3/15/23	70,158	67,001
	Matador Resources Co.	5.875%	9/15/26	105,470	104,943
5	MEG Energy Corp.	6.375%	1/30/23	30,650	27,049
5	MEG Energy Corp.	7.000%	3/31/24	47,348	41,785
5	MEG Energy Corp.	6.500%	1/15/25	97,700	95,990
5	NGPL PipeCo LLC	4.375%	8/15/22	13,995	13,995
5	NGPL PipeCo LLC	4.875%	8/15/27	16,650	16,483
5	Noble Holding International Ltd.	7.875%	2/1/26	15,185	14,008
5	Parsley Energy LLC / Parsley Finance Corp.	5.375%	1/15/25	47,585	47,228
5	Parsley Energy LLC / Parsley Finance Corp.	5.250%	8/15/25	6,810	6,725
	QEP Resources Inc.	6.800%	3/1/20	7,370	7,591
	QEP Resources Inc.	5.375%	10/1/22	42,485	41,742
	QEP Resources Inc.	5.250%	5/1/23	42,925	41,315
5	Rockies Express Pipeline LLC	7.500%	7/15/38	38,048	43,375
5	Rockies Express Pipeline LLC	6.875%	4/15/40	13,880	14,990
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	41,960	45,579
	SESI LLC	7.125%	12/15/21	34,425	30,552
	SESI LLC	7.750%	9/15/24	36,570	28,707
	SM Energy Co.	6.125%	11/15/22	30,015	30,090
	SM Energy Co.	5.000%	1/15/24	69,110	65,309
	SM Energy Co.	5.625%	6/1/25	54,040	51,338
	SM Energy Co.	6.750%	9/15/26	17,855	17,543
	SM Energy Co.	6.625%	1/15/27	9,500	9,263
5	Southern Star Central Corp.	5.125%	7/15/22	14,790	14,420
	Southwestern Energy Co.	6.200%	1/23/25	87,271	84,871
	Southwestern Energy Co.	7.750%	10/1/27	19,207	19,783
	Sunoco LP / Sunoco Finance Corp.	5.500%	2/15/26	33,544	33,041
	Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/28	16,180	15,816
5	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	4.750%	10/1/23	40,285	40,184

97

Vanguard® High-Yield Corporate Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	5.500%	1/15/28	59,770	58,126
5	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	37,470	38,969
3,5	Transocean Guardian Ltd.	5.875%	1/15/24	55,256	55,532
3,5	Transocean Phoenix 2 Ltd.	7.750%	10/15/24	24,024	24,955
3,5	Transocean Pontus Ltd.	6.125%	8/1/25	44,273	44,384
3,5	Transocean Proteus Ltd.	6.250%	12/1/24	21,464	21,518
5	Vine Oil & Gas LP / Vine Oil & Gas Finance Corp.	8.750%	4/15/23	62,530	51,275
	Weatherford International Ltd.	7.000%	3/15/38	17,963	10,329
	Weatherford International Ltd.	6.750%	9/15/40	67,387	38,411
	Weatherford International Ltd.	5.950%	4/15/42	57,093	31,972
	Whiting Petroleum Corp.	6.625%	1/15/26	106,234	104,109
	WPX Energy Inc.	6.000%	1/15/22	24,648	25,049
	WPX Energy Inc.	5.250%	9/15/24	112,100	110,138
	WPX Energy Inc.	5.750%	6/1/26	11,975	11,915
	Other Industrial (0.7%)
5	Brand Energy & Infrastructure Services Inc.	8.500%	7/15/25	104,430	93,465
4,6	HD Supply Waterworks LTD. Bank Loan	5.707%	8/1/24	4,989	4,914
4,6	HD Supply Waterworks LTD. Bank Loan, 3M USD LIBOR + 3.000%	5.738%	8/1/24	4,421	4,355
5	KAR Auction Services Inc.	5.125%	6/1/25	44,780	42,541
	Technology (7.5%)
	Alcatel-Lucent USA Inc.	6.500%	1/15/28	56,315	58,145
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	88,747	86,972
	CDK Global Inc.	5.875%	6/15/26	19,700	20,094
	CDK Global Inc.	4.875%	6/1/27	20,545	19,903
	CDW LLC / CDW Finance Corp.	5.000%	9/1/23	31,905	32,025
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	5,155	5,310
	CDW LLC / CDW Finance Corp.	5.000%	9/1/25	31,255	31,020
7	Equinix Inc.	2.875%	2/1/26	102,180	114,919
	Equinix Inc.	5.375%	5/15/27	47,030	47,147
5	First Data Corp.	5.375%	8/15/23	73,250	74,532
5	First Data Corp.	5.000%	1/15/24	48,800	49,898
5	First Data Corp.	5.750%	1/15/24	131,820	135,445
4,6	First Data Corp. Bank Loan, 3M USD LIBOR + 2.000%	4.519%	7/8/22	13,187	13,133
4,6	Grizzly Acquisitions Inc. Bank Loan	6.047%	10/1/25	23,641	23,517
	Infor US Inc.	6.500%	5/15/22	97,200	98,901
	Iron Mountain Inc.	5.750%	8/15/24	28,364	28,151
5	Iron Mountain Inc.	4.875%	9/15/27	28,670	26,376
4,6,9	Messer Industries Bank Loan	0.000%	10/1/25	23,675	23,123
4,6	Microchip Technology Inc. Bank Loan, 3M USD LIBOR + 2.000%	4.500%	5/24/25	32,601	32,010
5	MSCI Inc.	5.250%	11/15/24	12,975	13,202
5	MSCI Inc.	5.750%	8/15/25	51,525	53,457
5	MSCI Inc.	4.750%	8/1/26	8,330	8,288
	NCR Corp.	4.625%	2/15/21	47,305	46,714
	Nokia Oyj	6.625%	5/15/39	117,400	121,362
5	Open Text Corp.	5.625%	1/15/23	34,150	35,004
5	Open Text Corp.	5.875%	6/1/26	46,495	47,890
	Pitney Bowes Inc.	4.950%	4/1/23	65,515	60,192
5	Sensata Technologies BV	5.625%	11/1/24	19,290	19,917
5	Sensata Technologies BV	5.000%	10/1/25	52,750	53,080
5	Sensata Technologies UK Financing Co. plc	6.250%	2/15/26	49,705	51,569
4,6	SS&C Technologies Holdings Inc. Bank Loan, 3M USD LIBOR + 2.250%	4.749%	4/16/25	23,233	22,747
4,6	SS&C Technologies Holdings Inc. Bank Loan, 3M USD LIBOR + 2.250%	4.749%	4/16/25	60,402	59,139
4,6	SS&C Technologies Holdings Inc. Bank Loan, 3M USD LIBOR + 2.250%	4.749%	4/16/25	18,977	18,598
5	Symantec Corp.	5.000%	4/15/25	76,296	76,425
5,8	Vantiv LLC / Vanity Issuer Corp.	3.875%	11/15/25	43,820	55,364

98

Vanguard® High-Yield Corporate Fund

Schedule of Investments

January 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Vantiv LLC / Vanity Issuer Corp.	4.375%	11/15/25	36,025	34,494
	Western Digital Corp.	4.750%	2/15/26	23,074	21,459
	Transportation (0.4%)
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.500%	4/1/23	59,036	58,888
5	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	6.375%	4/1/24	24,490	24,337
					18,112,575
Utilities (1.3%)
	Electric (1.3%)
	AES Corp.	4.500%	3/15/23	44,805	45,029
	AES Corp.	4.875%	5/15/23	25,000	25,250
	AES Corp.	5.500%	4/15/25	5,475	5,667
	AES Corp.	6.000%	5/15/26	920	975
	AES Corp.	5.125%	9/1/27	58,610	60,075
5	NextEra Energy Operating Partners LP	4.250%	9/15/24	22,350	21,065
5	NextEra Energy Operating Partners LP	4.500%	9/15/27	24,185	21,948
	NRG Energy Inc.	6.250%	5/1/24	76,640	79,322
	NRG Energy Inc.	7.250%	5/15/26	37,920	40,859
					300,190
Total Corporate Bonds (Cost $21,607,599)					21,015,702
Sovereign Bonds (0.2%)
5	DAE Funding LLC	4.500%	8/1/22	28,790	28,430
5	DAE Funding LLC	5.000%	8/1/24	29,605	29,013
Total Sovereign Bonds (Cost $58,395)					57,443

		Shares
Preferred Stocks (0.5%)
GMAC Capital Trust I Pfd. (Cost $123,777)	8.099%	4,743,200	125,031

Common Stocks (0.2%)
Utilities (0.2%)
§ Homer City Holdings LLC (Cost $41,520)		2,020,431	41,520

			Face Amount ($000)
Temporary Cash Investments (2.1%)
Repurchase Agreements (2.1%)
Bank of America Securities, LLC (Dated 1/31/19, Repurchase Value $101,607,000, collateralized by Federal National Mortgage Assn. 0.000%-4.500%, 5/1/41-2/1/49, with a value of $103,632,000)	2.570%	2/1/19	101,600	101,600
JP Morgan Securities LLC (Dated 1/31/19, Repurchase Value $102,107,000, collateralized by U.S. Treasury Note/Bond 2.000%, 1/31/20, with a value of $104,142,000)	2.550%	2/1/19	102,100	102,100
RBC Capital Markets LLC (Dated 1/31/19, Repurchase Value $161,111,000, collateralized by Federal Home Loan Mortgage Corp. 4.500%, 5/1/48 - 1/1/49, and Federal National Mortgage Assn. 3.500%- 4.500%, 6/1/44 - 12/1/48, with a value of $164,322,000)	2.550%	2/1/19	161,100	161,100

99

Vanguard® High-Yield Corporate Fund

Schedule of Investments

January 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
TD Securities (USA) LLC (Dated 1/31/19, Repurchase Value $103,707,000, collateralized by Federal National Mortgage Assn. 4.000%-4.500%, 9/1/47-8/1/48, with a value of $105,774,000)	2.560%	2/1/19	103,700	103,700
Total Temporary Cash Investments (Cost $468,500)				468,500
Total Investments (98.3%) (Cost $23,044,598)				22,452,843
Other Assets and Liabilities–Net (1.7%)				389,389
Net Assets (100%)				22,842,232

§                 Security value determined using significant unobservable inputs.

1                 Securities with a value of $8,684,000 have been segregated as initial margin for open cleared swap contracts.

2                 Securities with a value of $2,144,000 have been segregated as collateral for open forward currency contracts.

3                 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4                 Adjustable-rate security.

5                 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2019, the aggregate value of these securities was $9,001,877,000, representing 39.4% of net assets.

6                 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2019, the aggregate value of these securities was $694,429,000, representing 3.0% of net assets.

7                 Face amount denominated in euro.

8                 Face amount denominated in British pounds.

9                 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2019.

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© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA390 032019

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Vanguard Short-Term Investment-Grade Fund and statements of net assets—investments summary of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (four of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the “Funds”) as of January 31, 2019, the related statements of operations for the year ended January 31, 2019, the statements of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2019 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2019 and each of the financial highlights for each of the five years in the period ended January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

March 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures.  The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a)         Code of Ethics.

(b)        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  March 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 19, 2019

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ THOMAS J. HIGGINS*

THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 19, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216, Incorporated by Reference.